Document And Entity Information (USD $) In Millions, except Share data	12 Months Ended
	Dec. 31, 2010	Feb. 23, 2011	Jun. 30, 2010
Document Type	8-K
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	AES
Entity Registrant Name	AES CORP
Entity Central Index Key	0000874761
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		788,253,071
Entity current reporting status	Yes
Entity voluntary filers	No
Entity public float			$ 7,350
Entity Well Known Seasoned Issuer	Yes

Consolidated Statements Of Operations (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue:
Regulated	$ 9,145	$ 7,816	$ 7,768
Non-Regulated	7,036	5,624	6,740
Total Revenue	16,181	13,440	14,508
Cost of Sales:
Regulated	(6,718)	(5,705)	(5,564)
Non-Regulated	(5,475)	(4,329)	(5,527)
Total cost of sales	(12,193)	(10,034)	(11,091)
Gross Margin	3,988	3,406	3,417
General and administrative expenses	(392)	(339)	(369)
Interest expense	(1,506)	(1,462)	(1,746)
Interest income	410	346	515
Other expense	(238)	(106)	(161)
Other income	104	460	372
Gain on sale of investments	0	131	909
Loss on sale of subsidiary stock	0	0	(31)
Goodwill impairment	(21)	(122)	0
Asset impairment expense	(391)	(20)	(175)
Foreign currency transaction gains (losses) on net monetary position	(33)	34	(183)
Other non-operating expense	(7)	(12)	(15)
INCOME FROM CONTINUING OPERATIONS BEFORE TAXES AND EQUITY IN EARNINGS OF AFFILIATES	1,914	2,316	2,533
Income tax expense	(596)	(580)	(719)
Net equity in earnings of affiliates	183	92	33
INCOME FROM CONTINUING OPERATIONS	1,501	1,828	1,847
Income (loss) from operations of discontinued businesses, net of income tax (benefit) expense of ( $287), $22 and $59, respectively	(506)	77	179
Gain (loss) from disposal of discontinued businesses, net of income tax expense of $132, $- and $-, respectively	64	(150)	6
NET INCOME	1,059	1,755	2,032
Noncontrolling interests:
Less: Income from continuing operations attributable to noncontrolling interests	(1,006)	(1,099)	(759)
Less: (Income) loss from discontinued operations attributable to noncontrolling interests	(44)	2	(39)
Total net income attributable to noncontrolling interests	(1,050)	(1,097)	(798)
NET INCOME ATTRIBUTABLE TO THE AES CORPORATION	9	658	1,234
BASIC EARNINGS (LOSS) PER SHARE:
Income from continuing operations attributable to The AES Corporation common stockholders, net of tax	$ 0.64	$ 1.09	$ 1.62
Discontinued operations attributable to The AES Corporation common stockholders, net of tax	$ (0.63)	$ (0.1)	$ 0.22
NET INCOME ATTRIBUTABLE TO THE AES CORPORATION COMMON STOCKHOLDERS	$ 0.01	$ 0.99	$ 1.84
DILUTED EARNINGS (LOSS) PER SHARE:
Income from continuing operations attributable to The AES Corporation common stockholders, net of tax	$ 0.64	$ 1.09	$ 1.61
Discontinued operations attributable to The AES Corporation common stockholders, net of tax	$ (0.63)	$ (0.11)	$ 0.21
NET INCOME ATTRIBUTABLE TO THE AES CORPORATION COMMON STOCKHOLDERS	$ 0.01	$ 0.98	$ 1.82
AMOUNTS ATTRIBUTABLE TO THE AES CORPORATION COMMON STOCKHOLDERS:
Income from continuing operations, net of tax	495	729	1,088
Discontinued operations, net of tax	(486)	(71)	146
NET INCOME ATTRIBUTABLE TO THE AES CORPORATION	$ 9	$ 658	$ 1,234

Consolidated Statements Of Operations (Parenthetical) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income from operations of discontinued businesses, income tax expense	$ (287)	$ 22	$ 59
Gain (loss) from disposal of discontinued businesses, income tax expense	$ 132	$ 0	$ 0

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
CURRENT ASSETS
Cash and cash equivalents	$ 2,552	$ 1,780
Restricted cash	502	339
Short-term investments	1,730	1,648
Accounts receivable, net of allowance for doubtful accounts of $307 and $289, respectively	2,316	2,078
Inventory	562	479
Receivable from affiliates	27	24
Deferred income taxes - current	306	210
Prepaid expenses	225	152
Other current assets	1,056	1,534
Current assets of discontinued and held for sale businesses	170	543
Total current assets	9,446	8,787
Property, Plant and Equipment:
Land	1,126	1,100
Electric generation, distribution assets and other	28,172	25,972
Accumulated depreciation	(9,145)	(8,576)
Construction in progress	4,459	4,593
Property, plant and equipment, net	24,612	23,089
Other Assets:
Deferred financing costs, net of accumulated amortization of $287 and $286, respectively	375	376
Investments in and advances to affiliates	1,320	1,157
Debt service reserves and other deposits	653	557
Goodwill	1,271	1,299
Other intangible assets, net of accumulated amortization of $157 and $140, respectively	511	333
Deferred income taxes - noncurrent	646	586
Other	1,589	1,523
Noncurrent assets of discontinued and held for sale businesses	88	1,828
Total other assets	6,453	7,659
TOTAL ASSETS	40,511	39,535
CURRENT LIABILITIES
Accounts payable	2,053	1,826
Accrued interest	257	260
Accrued and other liabilities	2,662	2,296
Non-recourse debt - current, including $1,150 related to variable interest entities at December 31, 2010	2,567	1,707
Recourse debt - current	463	214
Current liabilities of discontinued and held for sale businesses	63	318
Total current liabilities	8,065	6,621
LONG-TERM LIABILITIES
Non-recourse debt - noncurrent, including $2,201 related to variable interest entities at December 31, 2010	12,372	12,121
Recourse debt - noncurrent	4,149	5,301
Deferred income taxes - noncurrent	895	1,090
Pension and other post-retirement liabilities	1,512	1,317
Other long-term liabilities	2,814	3,095
Long-term liabilities of discontinued and held for sale businesses	231	1,050
Total long-term liabilities	21,973	23,974
Cumulative preferred stock of subsidiary	60	60
THE AES CORPORATION STOCKHOLDERS' EQUITY
Common stock ( $0.01 par value, 1,200,000,000 shares authorized; 804,894,313 issued and 787,607,240 outstanding at December 31, 2010 and 677,214,493 issued and 667,679,913 outstanding at December 31, 2009)	8	7
Additional paid-in capital	8,444	6,868
Retained earnings	620	650
Accumulated other comprehensive income (loss)	(2,383)	(2,724)
Treasury stock, at cost (17,287,073 and 9,534,580 shares at December 31, 2010 and 2009, respectively)	(216)	(126)
Total The AES Corporation stockholders' equity	6,473	4,675
NONCONTROLLING INTERESTS	3,940	4,205
Total equity	10,413	8,880
TOTAL LIABILITIES AND EQUITY	$ 40,511	$ 39,535

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Accounts receivable, allowance for doubtful accounts	$ 307	$ 289
Deferred financing costs, accumulated amortization	287	286
Other intangible assets, accumulated amortization	157	140
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	1,200,000,000	1,200,000,000
Common stock, shares issued	804,894,313	677,214,493
Common stock, shares outstanding	787,607,240	667,679,913
Treasury stock, shares	17,287,073	9,534,580
Variable Interest Entity [Line Items]
Non-recourse debt - current	2,567	1,707
Non-recourse debt - noncurrent	12,372	12,121
Consolidated Variable Interest Entities [Member]
Variable Interest Entity [Line Items]
Non-recourse debt - current	1,150
Non-recourse debt - noncurrent	$ 2,199

Consolidated Statements Of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
OPERATING ACTIVITIES:
Net income	$ 1,059	$ 1,755	$ 2,032
Adjustments to net income:
Depreciation and amortization	1,178	1,049	1,001
(Gain) loss from sale of investments and impairment expense	1,313	57	(712)
(Gain) loss on disposal and impairment write-down - discontinued operations	(209)	150	(7)
Provision for deferred taxes	(418)	15	160
Contingencies	37	(122)	52
(Gain) loss on the extinguishment of debt	34	(6)	56
Undistributed gain from sale of equity method investment	(106)	0	0
Noncontrolling interest of discontinued operations	0	0	(4)
Other	(31)	(99)	127
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(98)	62	(451)
(Increase) decrease in inventory	10	(34)	(83)
(Increase) decrease in prepaid expenses and other current assets	430	137	(57)
Increase in other assets	(248)	(177)	(467)
Increase (decrease) in accounts payable and accrued liabilities	136	(308)	260
Increase in income taxes and other income tax payables, net	166	88	226
Increase (decrease) in other liabilities	257	(366)	32
Net cash provided by operating activities	3,510	2,201	2,165
INVESTING ACTIVITIES:
Capital expenditures	(2,310)	(2,520)	(2,850)
Acquisitions - net of cash acquired	(254)	0	(1,135)
Proceeds from the sale of businesses	595	2	1,328
Proceeds from the sale of assets	23	17	105
Sale of short-term investments	5,786	4,526	5,150
Purchase of short-term investments	(5,795)	(4,248)	(5,469)
(Increase) decrease in restricted cash	(104)	302	(295)
(Increase) decrease in debt service reserves and other assets	(56)	185	(100)
Affiliate advances and equity investments	(97)	(155)	(240)
Loan advances	0	0	(173)
Proceeds from loan repayments	132	0	0
Other investing	40	(26)	98
Net cash used in investing activities	(2,040)	(1,917)	(3,581)
FINANCING ACTIVITIES:
Issuance of common stock	1,567	0	0
Borrowings under the revolving credit facilities, net	78	11	298
Issuance of recourse debt	0	503	625
Issuance of non-recourse debt	1,940	1,997	2,158
Repayments of recourse debt	(914)	(154)	(1,037)
Repayments of non-recourse debt	(1,945)	(1,008)	(1,260)
Payments for deferred financing costs	(61)	(91)	(82)
Distributions to noncontrolling interests	(1,245)	(846)	(597)
Contributions from noncontrolling interests	0	190	410
Financed capital expenditures	(23)	(18)	(47)
Purchase of treasury stock	(99)	0	(143)
Other financing	(4)	26	37
Net cash (used in) provided by financing activities	(706)	610	362
Effect of exchange rate changes on cash	8	22	(96)
Total increase (decrease) in cash and cash equivalents	772	916	(1,150)
Cash and cash equivalents, beginning	1,780	864	2,014
Cash and cash equivalents, ending	2,552	1,780	864
SUPPLEMENTAL DISCLOSURES:
Cash payments for interest, net of amounts capitalized	1,462	1,395	1,615
Cash payments for income taxes, net of refunds	698	484	465
SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Assets acquired in acquisition of subsidiary	0	0	1,097
Non-recourse debt assumed in acquisition of subsidiary	0	0	0
Liabilities extinguished due to sale of assets	0	0	0
Liabilities assumed in acquisition of subsidiary	0	0	49
Assets acquired in noncash asset exchange	42	111	18
Assets disposed of in noncash asset exchange	$ 0	$ 0	$ 4

Consolidated Statements Of Changes in Stockholders' Equity (USD $) In Millions, except Share data	Total	Common Stock Member	Treasury Stock	Additional Paid-In Capital	(Accumulated Deficit) / Retained Earnings	Accumulated Other Comprehensive Loss	Noncontrolling Interests	Consolidated Comprehensive Income
Beginning Balance at Dec. 31, 2007		$ 7	$ 0	$ 6,776	$ (1,241)	$ (2,378)	$ 3,181
Beginning Balance (Shares) at Dec. 31, 2007		670,300,000	0
Net income	2,032				1,234		798	2,032
Change in fair value of available-for-sale securities, net of income tax	0
Foreign currency translation adjustments, net of income tax	(1,052)					(560)	(492)	(1,052)
Change in unfunded pension obligation, net of income tax	(149)					(49)	(100)	(149)
Change in derivative fair value, including a reclassification to earnings, net of income tax	(68)					(31)	(37)	(68)
Other comprehensive income	(1,269)							(1,269)
Total comprehensive income	594							763
Capital contributions from noncontrolling interests							619
Dividends declared to noncontrolling interests							(574)
Disposition of businesses							(37)
Effect of pension measurement date change	(1)				(1)
Acquisition of treasury stock			(144)
Acquisition of treasury stock (shares)	10,691,267		(10,700,000)
Issuance of common stock under benefit plans and exercise of stock options and warrants, net of income tax				30
Issuance of common stock under benefit plans and exercise of stock options and warrants, net of income tax (shares)		3,200,000
Stock compensation				26
Ending Balance at Dec. 31, 2008		7	(144)	6,832	(8)	(3,018)	3,358
Ending Balance (Shares) at Dec. 31, 2008		673,500,000	10,700,000
Net income	1,755				658		1,097	1,755
Change in fair value of available-for-sale securities, net of income tax	6					6		6
Foreign currency translation adjustments, net of income tax	742					271	471	742
Change in unfunded pension obligation, net of income tax	(139)					(23)	(116)	(139)
Change in derivative fair value, including a reclassification to earnings, net of income tax	73					40	33	73
Other comprehensive income	682							682
Total comprehensive income	952							2,437
Capital contributions from noncontrolling interests							195
Dividends declared to noncontrolling interests							(825)
Disposition of businesses							(8)
Issuance of treasury stock			18	(20)
Issuance of treasury stock (shares)			(1,200,000)
Issuance of common stock under benefit plans and exercise of stock options and warrants, net of income tax				18
Issuance of common stock under benefit plans and exercise of stock options and warrants, net of income tax (shares)		3,700,000
Stock compensation				38
Acquisition of subsidiary shares from noncontrolling interests	0
Ending Balance at Dec. 31, 2009	8,880	7	(126)	6,868	650	(2,724)	4,205
Ending Balance (Shares) at Dec. 31, 2009		677,200,000	9,500,000
Net income	1,059				9		1,050	1,059
Change in fair value of available-for-sale securities, net of income tax	(5)					(5)	0	(5)
Foreign currency translation adjustments, net of income tax	468					383	85	468
Change in unfunded pension obligation, net of income tax	(88)					(22)	(66)	(88)
Change in derivative fair value, including a reclassification to earnings, net of income tax	(151)					(120)	(31)	(151)
Other comprehensive income	224							224
Total comprehensive income	245							1,283
Cumulative effect of consolidation of entities under variable interest entity accounting guidance					(47)	(38)	15
Cumulative effect of deconsolidation of entities under variable interest entity accounting guidance					1
Capital contributions from noncontrolling interests							35
Dividends declared to noncontrolling interests							(1,220)
Disposition of businesses						143	(138)
Issuance of common stock		1		1,566
Issuance of common stock (shares)		125,500,000
Acquisition of treasury stock			(99)
Acquisition of treasury stock (shares)	8,382,825		(8,400,000)
Issuance of common stock under benefit plans and exercise of stock options and warrants, net of income tax			9	9
Issuance of common stock under benefit plans and exercise of stock options and warrants, net of income tax (shares)		2,200,000	(600,000)
Stock compensation				26
Changes in the carrying amount of redeemable stock of subsidiaries					7
Acquisition of subsidiary shares from noncontrolling interests	(25)			(25)			5
Ending Balance at Dec. 31, 2010	$ 10,413	$ 8	$ (216)	$ 8,444	$ 620	$ (2,383)	$ 3,940
Ending Balance (Shares) at Dec. 31, 2010		804,900,000	17,300,000

General and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - PRINCIPLES OF CONSOLIDATION

1. GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The AES Corporation is a holding company (the “Parent Company”) that through its subsidiaries and affiliates, (collectively, “AES” or “the Company”) operates a geographically diversified portfolio of electricity generation and distribution businesses. Generally, given this holding company structure, the liabilities of the individual operating entities are not recourse to the parent and are isolated to the operating entities. Most of our operating entities are structured as corporations, therefore limiting the liability of the shareholders. The structure is generally the same regardless of whether a subsidiary is consolidated under a voting or variable interest model.

PRINCIPLES OF CONSOLIDATION—The Consolidated Financial Statements of the Company include the accounts of The AES Corporation, its subsidiaries and controlled affiliates, and variable interest entities (“VIEs”) of which the Company is the primary beneficiary. All intercompany transactions and balances have been eliminated in consolidation.

A VIE is an entity (a) that has a total equity investment at risk that is not sufficient to finance its activities without additional subordinated financial support or (b) where the group of equity holders does not have (i) the ability to make significant decisions about the entity's activities, (ii) the obligation to absorb the entity's expected losses or (iii) the right to receive the entity's expected residual returns or (c) where the voting rights of some equity holders are not proportional to their obligations to absorb expected losses, receive expected residual returns, or both, and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

Effective January 1, 2010, the Company prospectively adopted the new accounting guidance on the consolidation of VIEs. The new guidance requires an entity to determine qualitatively, rather than quantitatively, the primary beneficiary of a VIE. This determination is based on whether the entity has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. Other key changes include: a requirement for the ongoing reconsideration of the primary beneficiary, the criteria used for determining whether service provider or decision maker contracts are variable interests, the consideration of kick-out and removal rights in determining whether an entity is a VIE, the types of events that trigger the reassessment of whether an entity is a VIE and expansion of the disclosures previously required.

The determination of which party has the power to direct the activities that most significantly impact the economic performance of the VIE could require significant judgment and assumptions. That determination considers the purpose and design of the business, the risks that the business was designed to create and pass along to other entities, the activities of the business that can be directed and which party can direct them, and the expected relative impact of those activities on the economic performance of the business through its life. The businesses for which significant judgment and assumptions were required were primarily certain generation businesses who have power purchase agreements (“PPAs”) to sell energy exclusively or primarily to a single counterparty for the term of those agreements. For these generation businesses, the counterparty has the power to dispatch energy and, in some instances, to make decisions regarding the sale of excess energy. As such, the counterparty has the power to direct certain activities that significantly impact the economic performance of the business primarily through the cash flows and gross margin, if any, earned by the business from the sale of energy to the counterparty and sometimes through the counterparty's absorption of fuel price risk. However, the counterparty usually does not have the power to direct any of the other activities that could significantly impact the economic performance. These other activities include: daily operation and management, maintenance, repairs and capital expenditures, plant expansion, decisions regarding the overall financing of ongoing operations and budgets and, in some instances, decisions regarding the sale of excess energy. As such, AES has the power to direct some activities of the business that significantly impact its economic performance, primarily through the cash flows and gross margin earned from capacity payments received from being available to produce energy and from the sale of energy to other entities (particularly during any period beyond the end of the power purchase agreement). For these businesses, the determination as to which set of activities most significantly impact the economic performance of the business requires significant judgment and the use of assumptions. The Company concluded that the activities directed by the counterparty were less significant than those directed by AES.

The adoption of the new accounting guidance on the consolidation of VIEs resulted in the deconsolidation of certain immaterial VIEs previously consolidated. Additionally, assets, liabilities and operating results of two of the Company's VIEs, previously accounted for under the equity method of accounting, were required to be consolidated. Cartagena, a 71% owned generation business in Spain, and Cili, a 51% owned generation business in China, were consolidated under the new guidance. This resulted in a cumulative effect adjustment of  $47 million to retained earnings as of January 1, 2010. The cumulative effect adjustment is primarily comprised of losses that were not recognized while the equity method of accounting was suspended for Cartagena. The equity method of accounting was suspended in December 2008 when the Company's basis in its investment in Cartagena was reduced to zero. As of December 31, 2010, total assets and total liabilities related to these VIEs were  $850 million and  $919 million, respectively. In addition, revenue for the year ended December 31, 2010 included  $416 million of revenue from these VIEs. Prior period operating results of these VIEs are reflected in “Net equity in earnings of affiliates” except for those prior periods during which the equity method of accounting was suspended.

SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES—The preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Items subject to such estimates and assumptions include: the carrying value and estimated useful lives of long-lived assets; impairment of goodwill, long-lived assets and equity method investments; valuation allowances for receivables and deferred tax assets; the recoverability of deferred regulatory assets; the valuation of certain financial instruments; the determination of noncontrolling interest using the hypothetical liquidation at book value (“HLBV”) method for certain wind generation partnerships; pension liabilities; environmental liabilities; and potential litigation claims and settlements.

DISCONTINUED OPERATIONS AND RECLASSIFICATIONS—A discontinued operation is a component of the Company that either has been disposed of or is classified as held for sale. A component of the Company comprises operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the Company. In accordance with the accounting standards on the impairment or disposal of long-lived assets, the prior period Consolidated Financial Statements in have been restated to reflect the businesses determined to be discontinued operations, as further discussed in Note 21—Discontinued Operations and Held for Sale Businesses. The Company has reclassified certain of its trade related payables from accrued and other liabilities to accounts payable within the Consolidated Financial Statements to conform to current year presentation.

FAIR VALUE—Fair value, as defined in the fair value measurement accounting guidance, is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or exit price. The Company applies the fair value measurement accounting guidance for financial assets and liabilities to determine the fair value of short and long term investments in marketable debt and equity securities, included in the consolidated balance sheet line items “Short-term investments” and “Other assets (noncurrent),” derivative assets, included in “Other current assets” and “Other assets (noncurrent)” and derivative liabilities, included in “Accrued and other liabilities (current)” and “Other long-term liabilities.” The Company applies the fair value measurement guidance for nonfinancial assets upon the acquisition of a business in accordance with the accounting guidance for business combinations or in conjunction with the measurement of an impairment loss on an asset group or reporting unit under the accounting guidance for the impairment of long-lived assets or goodwill.

The fair value measurement accounting guidance requires that the Company make assumptions that market participants would use in pricing an asset or liability based on the best information available. These factors include nonperformance risk (the risk that the obligation will not be fulfilled) and credit risk of the reporting entity (for liabilities) and of the counterparty (for assets). The fair value measurement guidance prohibits the inclusion of transaction costs and any adjustments for blockage factors in determining the instruments' fair value. The principal or most advantageous market should be considered from the perspective of the reporting entity.

Fair value, where available, is based on observable quoted market prices. Where observable prices or inputs are not available, several valuation models and techniques are applied. These models and techniques attempt to maximize the use of observable inputs and minimize the use of unobservable inputs. The process involves varying levels of management judgment, the degree of which is dependent on the price transparency of the instruments or market and the instruments' complexity.

To increase consistency and enhance disclosure of the fair value of financial instruments, the fair value measurement accounting guidance creates a fair value hierarchy to prioritize the inputs used to measure fair value into three categories. An asset or liability's level within the fair value hierarchy is based on the lowest level of input significant to the fair value measurement, where Level 1 is the highest and Level 3 is the lowest. The three levels are defined as follows:

Level 1—unadjusted quoted prices in active markets accessible by the reporting entity for identical assets or liabilities. Active markets are those in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—pricing inputs other than quoted market prices included in Level 1 which are based on observable market data, that are directly or indirectly observable for substantially the full term of the asset or liability. These include quoted market prices for similar assets or liabilities, quoted market prices for identical or similar assets in markets that are not active, adjusted quoted market prices, inputs from observable data such as interest rate and yield curves, volatilities or default rates observable at commonly quoted intervals or inputs derived from observable market data by correlation or other means. The fair value of most over-the-counter derivatives derived from internal valuation models using market inputs and most investments in marketable debt securities qualify as Level 2.

Level 3—pricing inputs that are unobservable, or less observable, from objective sources. Unobservable inputs are only used to the extent observable inputs are not available. These inputs maintain the concept of an exit price from the perspective of a market participant and should reflect assumptions of other market participants. An entity should consider all market participant assumptions that are available without unreasonable cost and effort. These are given the lowest priority and are generally used in internally developed methodologies to generate management's best estimate of the fair value when no observable market data is available. The fair value of the Company's reporting units determined using a discounted cash flows valuation model for goodwill impairment assessment and the fair value of the Company's long-lived asset groups determined using a discounted cash flows valuation model for the long-lived asset impairment assessments qualify as Level 3.

Any transfers between the fair value hierarchy levels are recognized at the end of the reporting period.

CASH AND CASH EQUIVALENTS—The Company considers unrestricted cash on hand, deposits in banks, certificates of deposit and short-term marketable securities, with an original or remaining maturity at the date of acquisition of three months or less, to be cash and cash equivalents. The carrying amount of such balances approximate fair value.

RESTRICTED CASH—Restricted cash includes cash and cash equivalents which are restricted as to withdrawal or usage. The nature of restrictions includes restrictions imposed by financing agreements such as security deposits kept as collateral, debt service reserves, maintenance reserves and others, as well as restrictions imposed by long-term PPAs.

INVESTMENTS IN MARKETABLE SECURITIES—Short-term investments in marketable debt and equity securities consist of securities with original or remaining maturities in excess of three months but less than one year. The Company's marketable investments are primarily certificates of deposit, government debt securities and money market funds.

Marketable debt securities that the Company has both the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Other marketable securities that the Company does not intend to hold to maturity are classified as available-for-sale or trading and are carried at fair value. Available-for-sale investments are marked-to-market at the end of each reporting period, with unrealized holding gains or losses, which represent changes in the market value of the investment, reflected in accumulated other comprehensive income (“AOCI”), a separate component of stockholders' equity. In measuring the other-than-temporary impairment of debt securities, the Company identifies two components: 1) the amount representing the credit loss, which is recognized as “other non-operating expense” in the Consolidated Statements of Operations; and 2) the amount related to other factors, which is recognized in AOCI unless there is a plan to sell the security, in which case it would be recognized in earnings. The amount recognized in AOCI for held-to-maturity debt securities is then amortized over the remaining life of the security.

Investments classified as trading are marked-to-market on a periodic basis through the Consolidated Statements of Operations. Interest and dividends on investments are reported in interest income and other income, respectively. Gains and losses on sales of investments are determined using the specific identification method.

See Note 4—Fair Value and the Company's fair value policy for additional discussion regarding the determination of the fair value of the Company's investments in marketable debt and equity securities.

ACCOUNTS AND NOTES RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS—Accounts and Notes receivable are carried at amortized cost. The Company periodically assesses the collectability of accounts receivable considering factors such as specific evaluation of collectability, historical collection experience, the age of accounts receivable and other currently available evidence of the collectability, and records an allowance for doubtful accounts for the estimated uncollectable amount as appropriate. Certain of our businesses charge interest on accounts receivable either under contractual terms or where charging interest is a customary business practice. In such cases, interest income is recognized on an accrual basis. In situations where the collection of interest is uncertain, interest income is recognized as cash is received. Individual accounts and notes receivable are written off when they are no longer deemed collectible. Included in “Noncurrent Other Assets” are long-term financing receivables of  $151 million, primarily with certain Latin American governmental bodies. These receivables have contractual maturities of greater than one year and are being collected in installments. Of the total  $151 million, amounts of  $81 million and  $55 million, respectively, relate to our businesses in Argentina and the Dominican Republic. The remaining amount relates to our distribution businesses in Brazil.

INVENTORY—Inventory primarily consists of coal, fuel oil and other raw materials used to generate power, and spare parts and supplies used to maintain power generation and distribution facilities. Inventory is carried at lower of cost or market. Cost is the sum of the purchase price and incidental expenditures and charges incurred to bring the inventory to its existing condition or location. Cost is determined under the first-in, first-out (“FIFO”), average cost or specific identification method. Generally, cost is reduced to market value if the market value of inventory has declined and it is probable that the utility of inventory, in its disposal in the ordinary course of business, will not be recovered through revenue earned from the generation of power.

LONG-LIVED ASSETS—Long-lived assets include property, plant and equipment, assets under capital leases and intangible assets subject to amortization (i.e., finite-lived intangible assets).

Property, plant and equipment

Property, plant and equipment are stated at cost, net of accumulated depreciation. The costs of renewals and improvements that extend the useful life of property, plant and equipment are capitalized.

Construction progress payments, engineering costs, insurance costs, salaries, interest and other costs directly relating to construction in progress are capitalized during the construction period, provided the completion of the project is deemed probable, or expensed at the time the Company determines that development of a particular project is no longer probable. The continued capitalization of such costs is subject to ongoing risks related to successful completion, including those related to government approvals, site identification, financing, construction permitting and contract compliance. Construction in progress balances are transferred to electric generation and distribution assets when an asset group is ready for its intended use. Government subsidies are recorded as a reduction to property, plant and equipment and reflected in cash flows from investing activities.

Depreciation, after consideration of salvage value and asset retirement obligations, is computed primarily using the straight-line method over the estimated useful lives of the assets, which are determined on a composite or component basis. Maintenance and repairs are charged to expense as incurred. Capital spare parts, including rotable spare parts, are included in electric generation and distribution assets. If the spare part is considered a component, it is depreciated over its useful life after the part is placed in service. If the spare part is deemed part of a composite asset, the part is depreciated over the composite useful life even when being held as a spare part.

Intangible Assets Subject to Amortization

Finite-lived intangible assets are amortized over their useful lives which range from 1 - 89 years. The Company accounts for purchased emission allowances as intangible assets and records an expense when utilized or sold. Granted allowances are valued at zero.

Impairment of Long-lived Assets

The Company evaluates the impairment of long-lived assets (asset group) using internal projections of undiscounted cash flows when circumstances indicate that the carrying amount of such assets may not be recoverable or the assets meet the held for sale criteria under the relevant accounting standards. Events or changes in circumstances that may necessitate a recoverability evaluation may include but are not limited to: changes to or the passage of new legislation, changes in the relative pricing of wholesale electricity, anticipated demand and/or cost of fuel. The carrying amount of a long-lived asset (asset group) may not be recoverable if it exceeds the sum of undiscounted cash flows expected to result from the use and eventual disposal of the asset (asset group). In such cases, fair value of the long-lived asset (asset group) is determined in accordance with the fair value measurement accounting guidance. The excess of carrying amount over fair value, if any, is recognized as an impairment expense. For regulated assets, an impairment expense could be reduced by the establishment of a regulatory asset, if recovery through approved rates was probable. For non-regulated assets, impairment is recognized as an expense against earnings.

DEFERRED FINANCING COSTS—Financing costs are deferred and amortized over the related financing period using the effective interest method or the straight-line method when it does not differ materially from the effective interest method. Make-whole payments in connection with early debt retirements are classified as cash flows used in investing activities.

EQUITY METHOD INVESTMENTS—Investments in entities over which the Company has the ability to exercise significant influence, but not control, are accounted for using the equity method of accounting and reported in “Investments in and advances to affiliates” on the Consolidated Balance Sheets. In accordance with the accounting guidance for equity method investments, the Company periodically assesses the recoverability of its equity method investments. If an identified event or change in circumstances requires an impairment evaluation, management assesses the fair value based on valuation methodologies, including discounted cash flows, estimates of sale proceeds and external appraisals, as appropriate. The difference between the carrying amount of the equity method investment and its estimated fair value is recognized as impairment when the loss in value is deemed other-than-temporary and included in “Other non-operating expense” on the Consolidated Statements of Operations.

In accordance with the accounting standards for equity method investments, the Company discontinues the application of the equity method when an investment is reduced to zero and the Company is not otherwise committed to provide further financial support to the investee. The Company resumes the application of the equity method if the investee subsequently reports net income to the extent that the Company's share of such net income equals the share of net losses not recognized during the period in which the equity method of accounting was suspended.

GOODWILL AND INDEFINITE-LIVED INTANGIBLE ASSETS—In accordance with the accounting guidance on goodwill and other intangible assets, the Company recognizes goodwill as an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. The Company evaluates goodwill and indefinite-lived intangible assets for impairment on an annual basis and whenever events or changes in circumstances necessitate an evaluation for impairment. The Company's annual impairment testing date is October 1st.

Goodwill:

The Company evaluates goodwill impairment at the reporting unit level, which is an operating segment, as defined in the segment reporting accounting guidance, or one level below an operating segment, a component. In determining its reporting units, the Company starts with its segment reporting structure. Operating segments are identified and then analyzed to identify components (usually businesses) which make up these operating segments. Two or more components are combined into a single reporting unit if they share the economic similarity criteria prescribed by the accounting guidance. Assets and liabilities are allocated to a reporting unit if the assets will be employed by or a liability relates to the operations of a reporting unit or would be considered by a market participant in determining its fair value. Goodwill resulting from an acquisition is assigned to the reporting units that are expected to benefit from the synergies of the acquisition. Generally, each AES business constitutes a reporting unit.

Goodwill impairment evaluation is performed in two steps. In Step 1, the carrying amount of a reporting unit is compared to its fair value and if the fair value exceeds the carrying amount, Step 2 is unnecessary. If the carrying amount exceeds the reporting unit's fair value, this could indicate potential impairment and Step 2 of the goodwill evaluation process is required to determine if goodwill is impaired and to measure the amount of impairment loss to recognize, if any. In determining the implied fair value of goodwill for impairment measurement, the accounting guidance requires measuring all assets and liabilities, including unrecognized assets and liabilities, at fair value, as would be done in a business combination. When a Step 2 analysis is required to be completed, the fair value of individual assets and liabilities is determined using valuations (which in some cases may be based in part on third party valuation reports), or other observable sources of fair value, as appropriate. An impairment loss is recognized to the extent the carrying amount of goodwill exceeds its implied fair value, not to exceed the carrying value of goodwill.

Most of the Company's reporting units are not publicly traded. Therefore, the Company estimates the fair value of its reporting units under the fair value measurement accounting guidance which requires making assumptions that a market participant would make in a hypothetical sale transaction at the testing date. The fair value of a reporting unit is estimated using internal budgets and forecasts, adjusted for any market participants' assumptions and discounted at the rate of return required by a market participant. The Company considers both market and income-based approaches to determine a range of fair value, but typically concludes that the value derived using an income-based approach is more representative of fair value due to the lack of direct market comparables. The Company does use market data to corroborate and determine the reasonableness of the fair value derived from the income-based discounted cash flow analysis.

Indefinite-lived Intangible Assets:

The Company's indefinite-lived intangible assets include items such as land use rights, easements, and concessions. These are tested for impairment on an annual basis or whenever events or changes in circumstances necessitate an evaluation for impairment in accordance with applicable accounting guidance for indefinite-lived intangible assets.

INCOME TAXES—Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities, and their respective income tax bases. The Company establishes a valuation allowance when it is more likely than not that all or a portion of a deferred tax asset will not be realized. The Company's tax positions are evaluated under a more-likely-than-not recognition threshold and measurement analysis before they are recognized for financial statement reporting.

Uncertain tax positions have been classified as noncurrent income tax liabilities unless expected to be paid within one year. The Company's policy for interest and penalties related to income tax exposures is to recognize interest and penalties as a component of the provision for income taxes in the Consolidated Statements of Operations.

PENSION AND OTHER POSTRETIREMENT PLANS—In accordance with the accounting guidance on defined benefit pension and other postretirement plans, the Company recognizes in its Consolidated Balance Sheets an asset or liability reflecting the funded status of pension and other postretirement plans with current year changes in the funded status recognized in AOCI. All plan assets are recorded at fair value. AES follows the measurement date provisions of the accounting guidance, which require a year-end measurement date of plan assets and obligations for all defined benefit plans.

NONCONTROLLING INTERESTS—In accordance with the accounting guidance on noncontrolling interests, such interests are classified as a separate component of equity in the Consolidated Balance Sheets and Consolidated Statements of Changes in Stockholders' Equity. Additionally, net income and comprehensive income attributable to noncontrolling interests are reflected separately from consolidated net income and comprehensive income in the Consolidated Statements of Operations and Consolidated Statements of Changes in Stockholders' Equity. Any change in ownership of a subsidiary while the controlling financial interest is retained is accounted for as an equity transaction between the controlling and noncontrolling interests. Losses continue to be attributed to the noncontrolling interests, even when the noncontrolling interests' basis has been reduced to zero.

Although in general, the noncontrolling ownership interest in earnings is calculated based on ownership percentage, certain of the Company's wind businesses use the HLBV method in consolidation. HLBV uses a balance sheet approach, which measures the Company's equity in income or loss by calculating the change in the amount of net worth the partners are legally able to claim based on a hypothetical liquidation of the entity at the beginning of a reporting period compared to the end of that period. This method is used in AES Wind Generation partnerships which contain agreements designating different allocations of value among investors, where the allocations change in form or percentage over the life of the partnership.

ACCOUNTS PAYABLE AND OTHER ACCRUED LIABILITIES—Accounts payable consists of amounts due to trade creditors related to the Company's core business operations. The nature of these payables include amounts owed to vendors and suppliers for items such as energy purchased for resale, fuel, maintenance, inventory and other raw materials. Other accrued liabilities include items such as income taxes, regulatory liabilities, legal contingencies and employee related costs including payroll, benefits and related taxes.

ASSET RETIREMENT OBLIGATIONS—In accordance with the accounting standards for asset retirement obligations, the Company records the fair value of the liability for a legal obligation to retire an asset in the period in which the obligation is incurred. When a new liability is recognized, the Company capitalizes the costs of the liability by increasing the carrying amount of the related long-lived asset. The liability is accreted to its present value each period and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the obligation, the Company eliminates the liability and, based on the actual cost to retire, may incur a gain or loss.

GUARANTOR ACCOUNTING—In accordance with the accounting standards on guarantees, at the inception of a guarantee, the Company records the fair value of a guarantee as a liability, with the offset dependent on the circumstances under which the guarantee was issued.

TRANSFER OF FINANCIAL ASSETS—Effective January 1, 2010, the Company prospectively adopted the new accounting guidance on transfers of financial assets, which among other things: removes the concept of a qualifying special purpose entity; introduces the concept of participating interests and specifies that in order to qualify for sale accounting a partial transfer of a financial asset or a group of financial assets should meet the definition of a participating interest; clarifies that an entity should consider all arrangements made contemporaneously with or in contemplation of a transfer and requires enhanced disclosures to provide financial statement users with greater transparency about transfers of financial assets and a transferor's continuing involvement with transfers of financial assets accounted for as sales. Upon adoption on January 1, 2010, the Company recognized  $40 million as accounts receivable and as an associated secured borrowing on its Consolidated Balance Sheet; both of which have since increased to  $50 million as of December 31, 2010, as additional interests in receivables have been sold. While securitizing these accounts receivable through IPL Funding, a special purpose entity, IPL, the Company's integrated utility in Indianapolis, had previously recognized the transaction as a sale, but had not recognized the accounts receivable and secured borrowing on its balance sheet. Under the facility, interests in these accounts receivable are sold, on a revolving basis, to unrelated parties (the Purchasers) up to the lesser of  $50 million or an amount determinable under the facility agreement. The Purchasers assume the risk of collection on the interest sold without recourse to IPL, which retains the servicing responsibilities for the interest sold. While no direct recourse to IPL exists, IPL risks loss in the event collections are not sufficient to allow for full recovery of the retained interests. No servicing asset or liability is recorded since the servicing fee paid to IPL approximates a market rate. Under the new accounting guidance, the retained interest in these securitized accounts receivable does not meet the definition of a participating interest, thereby requiring the Company to recognize on its Consolidated Balance Sheet the portion transferred and the proceeds received as accounts receivable and a secured borrowing, respectively.

FOREIGN CURRENCY TRANSLATION—A business' functional currency is the currency of the primary economic environment in which the business operates and is generally the currency in which the business generates and expends cash. Subsidiaries and affiliates whose functional currency is a currency other than the U.S. Dollar translate their assets and liabilities into U.S. Dollars at the current exchange rates in effect at the end of the fiscal period. The revenue and expense accounts of such subsidiaries and affiliates are translated into U.S. Dollars at the average exchange rates that prevailed during the period. Translation adjustments are included in AOCI. Gains and losses on intercompany foreign currency transactions that are long-term in nature and which the Company does not intend to settle in the foreseeable future, are also recognized in AOCI. Gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in determining net income.

REVENUE RECOGNITION—Revenue from Utilities is classified as regulated on the Consolidated Statements of Operations. Revenue from the sale of energy is recognized in the period during which the sale occurs. The calculation of revenue earned but not yet billed is based on the number of days not billed in the month, the estimated amount of energy delivered during those days and the estimated average price per customer class for that month. Differences between actual and estimated unbilled revenue are usually immaterial. Revenue from the Generation business is classified as non-regulated and is recognized based upon output delivered and capacity provided, at rates as specified under contract terms or prevailing market rates. The Company has businesses where it makes sales and purchases of power to and from Independent System Operators (“ISOs”) and Regional Transmission Organizations (“RTOs”). In those instances, the Company accounts for these transactions on a net hourly basis because the transactions are settled on a net hourly basis. Revenue is recorded net of any taxes assessed on and collected from customers, which are remitted to the governmental authorities.

SHARE-BASED COMPENSATION—The Company grants share-based compensation in the form of stock options and restricted stock units. The Company accounts for stock-based compensation plans under the accounting guidance on stock-based compensation, which requires entities to recognize compensation costs relating to share-based payments in their financial statements. That cost is measured on the grant date based on the fair value of the equity or liability instrument issued and is expensed on a straight-line basis over the requisite service period, net of estimated forfeitures. Currently, the Company uses a Black-Scholes option pricing model to estimate the fair value of stock options granted to its employees.

GENERAL AND ADMINISTRATIVE EXPENSES—General and administrative expenses include corporate and other expenses related to corporate staff functions and initiatives, primarily executive management, finance, legal, human resources and information systems, which are not directly allocable to our business segments. Additionally, all costs associated with business development efforts are classified as general and administrative expenses.

REGULATORY ASSETS AND LIABILITIES—The Company accounts for certain of its regulated operations in accordance with the accounting standards on regulated operations. As a result, AES records assets and liabilities that result from the regulated ratemaking process that are not recognized under GAAP for non-regulated entities. Regulatory assets generally represent incurred costs that have been deferred due to the probability of future recovery in customer rates. Regulatory liabilities generally represent obligations to make refunds to customers. Management continually assesses whether the regulatory assets are probable of future recovery by considering factors such as applicable regulatory changes, recent rate orders applicable to other regulated entities and the status of any pending or potential deregulation legislation. If future recovery of costs previously deferred ceases to be probable, the asset write-offs are recognized in continuing operations.

DERIVATIVES AND HEDGING ACTIVITIES— Derivatives primarily consist of interest rate swaps, cross currency swaps, foreign currency instruments, and commodity and embedded derivatives. The Company enters into various derivative transactions in order to hedge its exposure to certain market risks. AES primarily uses derivative instruments to manage its interest rate, foreign currency and commodity exposures. The Company does not enter into derivative transactions for trading purposes.

Under the accounting standards for derivatives and hedging, the Company recognizes all contracts that meet the definition of a derivative, except those designated as normal purchase or normal sale at inception, as either assets or liabilities in the Consolidated Balance Sheets and measures those instruments at fair value. Changes in the fair value of derivatives are recognized in earnings unless specific hedge criteria are met. Gains and losses related to derivative instruments that qualify as hedges are recognized in the same category as generated by the underlying asset or liability. Gains or losses on derivatives that do not qualify for hedge accounting are recognized as interest expense for interest rate and cross currency derivatives, foreign currency transaction gains or losses for foreign currency derivatives, and non-regulated revenue or non-regulated cost of sales for commodity derivatives.

The accounting standards for derivatives and hedging enable companies to designate qualifying derivatives as hedging instruments based on the exposure being hedged. These hedge designations include fair value hedges and cash flow hedges. Changes in the fair value of a derivative that is highly effective, designated and qualifies as a fair value hedge are recognized in earnings as offsets to the changes in fair value of the exposure being hedged. The Company has no fair value hedges at this time. Changes in the fair value of a derivative that is highly effective, designated and qualifies as a cash flow hedge are deferred in AOCI and are recognized into earnings as the hedged transactions affect earnings. Any ineffectiveness is recognized in earnings immediately. The ineffective portion is recognized as interest expense for interest rate and cross currency hedges, foreign currency transaction gains or losses for foreign currency hedges, and non-regulated revenue or non-regulated cost of sales for commodity hedges. For all hedge contracts, the Company maintains formal documentation of the hedge and effectiveness testing in accordance with the accounting standards for derivatives and hedging. If AES determines that the derivative is not highly effective as a hedge, hedge accounting will be discontinued prospectively.

For cash flow hedges of forecasted transactions, AES estimates the future cash flows of the forecasted transactions and evaluates the probability of the occurrence and timing of such transactions. Changes in conditions or the occurrence of unforeseen events could require discontinuance of hedge accounting or could affect the timing of the reclassification of gains or losses on cash flow hedges from AOCI into earnings.

The Company has elected not to offset net derivative positions in the financial statements. Accordingly, the Company does not offset such derivative positions against the fair value of amounts (or amounts that approximate fair value) recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) under master netting arrangements.

See Note 4—Fair Value and the Company's fair value policy for additional discussion regarding the determination of the fair value of the Company's derivative assets and liabilities.

ACCOUNTING PRONOUNCEMENTS ISSUED BUT NOT YET EFFECTIVE	Accounting Pronouncements Issued But Not Yet Effective The following accounting standards have been issued, but as of December 31, 2010 are not yet effective for and have not been adopted by AES. Accounting Standards Update (“ASU”) No. 2010-28, Intangibles—Goodwill and Other (Topic 350), “When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts” In December 2010, the FASB issued ASU No. 2010-28, which amends the accounting guidance related to goodwill. The amendments in ASU No. 2010-28 modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists, eliminating an entity’s ability to assert that a reporting unit is not required to perform Step 2 because the carrying amount of the reporting unit is zero or negative despite the existence of qualitative factors that indicate the goodwill is more likely than not impaired. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. ASU No. 2010-28 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010, or January 1, 2011 for AES. Early adoption is prohibited. The adoption is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

Inventory	12 Months Ended
Dec. 31, 2010
INVENTORY

2. INVENTORY

As of December 31, 2010, 75% of the Company's inventory was valued using average cost, 23% was determined using the FIFO method and the remaining inventory was valued using the specific identification method. The following table summarizes our inventory balances as of December 31, 2010 and 2009:

	December 31,
	2010	2009

	(in millions)
Coal, fuel oil and other raw materials	$276	$229
Spare parts and supplies	286	250
Total	$562	$479

Property Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property Plant And Equipment

3. PROPERTY, PLANT & EQUIPMENT

       The following table summarizes the components of the electric generation and distribution assets and other property, plant and equipment with their estimated useful lives:

	Estimated	December 31,
	Useful Life	2010	2009

		(in millions)
Electric generation and distribution facilities	3 - 62 yrs.	$24,374	$22,680
Other buildings	3 - 50 yrs.	2,211	1,922
Furniture, fixtures and equipment	3 - 31 yrs.	729	684
Other	1 - 50 yrs.	858	686
Total electric generation and distribution assets and other		28,172	25,972
Accumulated depreciation		(9,145)	(8,576)
Net electric generation and distribution assets and other(1)		$19,027	$17,396

  Net electric generation and distribution assets and other related to our businesses included in discontinued operations of  $7 million and  $1,493 million as of December 31, 2010 and 2009, respectively, were excluded from the table above and were included in the noncurrent assets of discontinued and held for sale businesses.

The amounts as of December 31, 2010 in the table above are stated net of impairment losses recognized in 2010 as further discussed in Note 19 – Impairment Expense.

The following table summarizes interest capitalized during development and construction on qualifying assets for the years ended December 31, 2010, 2009 and 2008:

	December 31,
	2010	2009	2008

	(in millions)
Interest capitalized during development and construction	$193	$183	$172

Recoveries of liquidated damages from construction delays and government subsidies are reflected as a reduction in the related projects' construction costs. Approximately  $12.2 billion of property, plant and equipment, net of accumulated depreciation, was mortgaged, pledged or subject to liens as of December 31, 2010.

Depreciation expense, including the amortization of assets recorded under capital leases, was  $1.1 billion,  $944 million and  $899 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Net electric generation and distribution assets and other include unamortized internal use software costs of  $170 million and  $178 million as of December 31, 2010 and 2009, respectively. Amortization expense associated with software costs was  $51 million,  $48 million and  $41 million for the years ended December 31, 2010, 2009 and 2008.

The following table summarizes regulated and non-regulated generation and distribution property, plant and equipment and accumulated depreciation as of December 31, 2010 and 2009:

	December 31,
	2010	2009

	(in millions)
Regulated assets	$12,488	$11,744
Regulated accumulated depreciation	(5,123)	(4,830)
Regulated generation, distribution assets, and other, net	7,365	6,914
Non-regulated assets	15,684	14,228
Non-regulated accumulated depreciation	(4,022)	(3,746)
Non-regulated generation, distribution assets, and other, net	11,662	10,482
Net electric generation and distribution assets, and other	$19,027	$17,396

The following table summarizes the amounts recognized, which were related to asset retirement obligations, for the years ended December 31, 2010 and 2009:

	2010	2009

	(in millions)
Balance at January 1	$67	$47
Additional liabilities incurred	19	17
Accretion expense	5	3
Change in estimated cash flows	1	-
Balance at December 31	$92	$67

The Company's asset retirement obligations covered by the relevant guidance primarily include active ash landfills, water treatment basins and the removal or dismantlement of certain plant and equipment. The fair value of legally restricted assets for purposes of settling asset retirement obligations was  $12 million and  $0 at December 31, 2010 and 2009, respectively.

Fair Value	12 Months Ended
Dec. 31, 2010
FAIR VALUE

4. FAIR VALUE

The fair value of current financial assets and liabilities, debt service reserves and other deposits approximate their reported carrying amounts. The fair value of non-recourse debt is estimated differently based upon the type of loan. For variable rate loans, carrying value approximates fair value. For fixed rate loans, the fair value is estimated using quoted market prices or discounted cash flow analyses. See Note 10—Debt for additional information on the fair value and carrying value of debt. The fair value of interest rate swap, cap and floor agreements, foreign currency forwards, swaps and options, and energy derivatives is the estimated net amount that the Company would receive or pay to sell or transfer the agreements as of the balance sheet date.

The estimated fair values of the Company's assets and liabilities have been determined using available market information. By virtue of these amounts being estimates and based on hypothetical transactions to sell assets or transfer liabilities, the use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table summarizes the carrying amount and fair value of certain of the Company's financial assets and liabilities as of December 31, 2010 and 2009:

	December 31,
	2010		2009
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

	(in millions)
Assets
Marketable securities	$1,772	$1,772	$1,691	$1,691
Derivatives	124	124	120	120
Total assets	$1,896	$1,896	$1,811	$1,811
Liabilities
Debt	$19,551	$20,137	$19,343	$19,778
Derivatives	423	423	303	303
Total liabilities	$19,974	$20,560	$19,646	$20,081

Valuation Techniques:

The fair value measurement accounting guidance describes three main approaches to measuring the fair value: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach often uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on current market expectations of return on those future amounts. The cost approach is based on the amount that would currently be required to replace an asset. The Company measures its investments and derivatives at fair value on a recurring basis. Additionally, in connection with annual or event-driven impairment evaluations, certain nonfinancial assets and liabilities are measured at fair value on a nonrecurring basis. These include long-lived tangible assets (i.e., property, plant and equipment), goodwill and intangible assets (e.g., sales concessions, land use rights and emissions allowances etc). In general, the Company determines the fair value of investments using the market approach and of derivatives using the income approach. In the nonrecurring measurements of nonfinancial assets and liabilities, all three approaches are considered; however, fair value generated by the income approach is often selected.

Investments

The Company's investments measured at fair value primarily consist of marketable debt and equity securities. Equity securities are measured at fair value using quoted market prices. Debt securities primarily consist of unsecured debentures, certificates of deposit and government debt securities held by our Brazilian subsidiaries. Returns and pricing on these instruments are generally indexed to the CDI (Brazilian equivalent to London Inter Bank Offered Rate (“LIBOR”), a benchmark interest rate widely used by banks in the money market), or Selic (overnight borrowing rate) rates in Brazil. Fair value is determined from comparisons of market data obtained for similar assets and is considered Level 2 in the fair value hierarchy. For more detail regarding the fair value of investments see Note 5—Investments in Marketable Securities.

Derivatives

When deemed appropriate, the Company manages its risk from interest and foreign currency exchange rate and commodity price fluctuations through the use of financial and physical derivative instruments. The Company's derivatives are primarily interest rate swaps to hedge non-recourse debt to establish a fixed rate on variable rate debt, foreign exchange instruments to hedge against currency fluctuations, commodity derivatives to hedge against commodity price fluctuations and embedded derivatives associated with commodity contracts. The Company's subsidiaries are counterparties to various over-the-counter derivatives, which include interest rate swaps and options, foreign currency options and forwards and commodity swaps. In addition, the Company's subsidiaries are counterparties to certain PPAs and fuel supply agreements that are derivatives or include embedded derivatives.

For the derivatives where there is a standard industry valuation model, the Company uses that model to estimate the fair value. For the derivatives (such as the PPAs and fuel supply agreements that are derivatives or include embedded derivatives) where there is not a standard industry valuation model, the Company has created internal valuation models to estimate the fair value, using observable data to the extent available. For all derivatives, the income approach is used, which consists of forecasting future cash flows based on contractual notional amounts and applicable and available market data as of the valuation date. The following are among the most common market data inputs used in the income approach: volatilities, spot and forward benchmark interest rates (such as LIBOR and Euro Inter Bank Offered Rate (“EURIBOR”)), foreign exchange rates and commodity prices. Forward rates and prices are generally obtained from published information provided by pricing services for an instrument with the same duration as the derivative instrument being valued. In situations where significant inputs are not observable, the Company uses relevant techniques to best estimate the inputs, such as regression analysis, Monte Carlo simulation or prices for similarly traded instruments available in the market.

For each derivative, the income approach is used to estimate the cash flows over the remaining term of the contract. Those cash flows are then discounted using the relevant spot benchmark interest rate (such as LIBOR or EURIBOR) plus a spread that reflects the credit or nonperformance risk. This risk is estimated by the Company using credit spreads and risk premiums that are observable in the market, whenever possible, or estimated borrowing costs based on bank quotes, industry publications and/or information on financing closed on similar projects. To the extent that management can estimate the fair value of these assets or liabilities without the use of significant unobservable inputs, these derivatives are classified as Level 2.

In certain instances, the published forward rates or prices may not extend through the remaining term of the contract and management must make assumptions to extrapolate the curve, which necessitates the use of unobservable inputs, such as proxy commodity prices or historical settlements to forecast forward prices. In addition, in certain instances, there may not be third party data readily available which requires the use of unobservable inputs. Similarly, in certain instances, the spread that reflects the credit or nonperformance risk is unobservable. The fair value hierarchy of an asset or a liability is based on the Level of significance of input assumptions. An input assumption is considered significant if it affects the fair value by at least 10%. Assets and liabilities are transferred to Level 3 when the use of unobservable inputs becomes significant. Similarly, when the use of unobservable input becomes insignificant for Level 3 assets and liabilities, they are transferred to Level 2.

Transfers in and out of Level 3 are determined as of the end of the reporting period and are from and to Level 2. The Company has not had any Level 1 derivatives so there have not been any transfers between Levels 1 and 2.

Nonfinancial assets and liabilities

For nonrecurring measurements derived using the income approach, fair value is determined using valuation models based on the principles of discounted cash flows (“DCF”). The income approach is most often used in the impairment evaluation of long-lived tangible assets, goodwill and intangible assets. The Company has developed internal valuation models for such valuations; however, an independent valuation firm may be engaged in certain situations. In such situations, the independent valuation firm largely uses DCF valuation models as the primary measure of fair value though other valuation approaches are also considered. A few examples of input assumptions to such valuations include macroeconomic factors such as growth rates, industry demand, inflation, exchange rates, power prices and commodity prices. Whenever possible, the Company attempts to obtain market observable data to develop input assumptions. Where the use of market observable data is limited or not possible for certain input assumptions, the Company develops its own estimates of such assumptions using a variety of techniques such as regression analysis and extrapolations.

For nonrecurring measurements derived using the market approach, recent market transactions involving the sale of identical or similar assets are considered. The use of this approach is limited because it is often difficult to find sale transactions of identical or similar assets. This approach is used in the impairment evaluations of certain intangible assets. Otherwise, it is used to corroborate the fair value determined under the income approach.

For nonrecurring measurements derived using the cost approach, fair value is typically determined using the replacement cost approach. Under this approach, the depreciated replacement cost of assets is determined by first determining the current replacement cost of assets and then applying the remaining useful lives percentages to such cost. Further adjustments for economic and functional obsolescence are made to the depreciated replacement cost. This approach involves a considerable amount of judgment which is why its use is limited to the measurement of a few long-lived tangible assets. Like the market approach, this approach is also used to corroborate the fair value determined under the income approach. For the year ended December 31, 2010, the Company did not measure any nonfinancial assets under the cost approach.

Fair Value Considerations:

In determining fair value, the Company considers the source of observable market data inputs, liquidity of the instrument, the credit risk of the counterparty and the risk of the Company's nonperformance. The conditions and criteria used to assess these factors are:

Sources of market assumptions:

The Company derives most of its market assumptions from market efficient data sources (e.g., Bloomberg and Platt's). In some cases, where market data is not readily available, management uses comparable market sources and empirical evidence to derive market assumptions to determine the fair value.

Market liquidity:

The Company evaluates market liquidity based on whether the financial or physical instrument, or the underlying asset, is traded in an active or inactive market. An active market exists if the prices are fully transparent to market participants, can be measured by market bid and ask quotes, the market has a relatively large proportion of trading volume as compared to the Company's current trading volume and the market has a significant number of market participants that will allow the market to rapidly absorb the quantity of the assets traded without significantly affecting the market price. Other factors the Company considers when determining whether a market is active or inactive include the presence of government or regulatory control over pricing that could make it difficult to establish a market based price when entering into a transaction.

Nonperformance risk:

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which a liability is transferred or an asset is sold. Nonperformance risk includes, but may not be limited to, the Company or counterparty's credit and settlement risk. Nonperformance risk adjustments are dependent on credit spreads, letters of credit, collateral, other arrangements available and the nature of master netting arrangements. The Company and its subsidiaries are parties to various interest rate swaps and options; foreign currency options and forwards; and derivatives and embedded derivatives which subject the Company to nonperformance risk. The financial and physical instruments held at the subsidiary level are generally non-recourse to the Parent Company.

Nonperformance risk on the investments held by the Company is incorporated in the investment's exit price that is derived from quoted market data that is used to mark the investment to fair value.

The Company adjusts for nonperformance risk or credit risk on its derivative instruments by deducting a credit valuation adjustment (“CVA”). The CVA is based on the margin or debt spread of the Company or counterparty and the tenor of the respective derivative instrument. The counterparty for a derivative asset position is considered to be the bank or government sponsored banking entity or counterparty to the PPA or commodity contract. The CVA for asset positions is based on the counterparty's credit ratings and debt spreads or, in the absence of readily obtainable credit information, the respective country debt spreads are used as a proxy. The CVA for liability positions is based on the Parent Company's or the subsidiary's current debt spread, the margin on indicative financing arrangements, or in the absence of readily obtainable credit information, the respective country debt spreads are used as a proxy. If the instrument is recourse to the Parent Company, the Parent Company's current debt spread is used to adjust for nonperformance risk. All derivative instruments are analyzed individually and are subject to unique risk exposures.

Recurring Measurements:

The following table sets forth, by Level within the fair value hierarchy, the Company's financial assets and liabilities that were measured at fair value on a recurring basis as of December 31, 2010 and 2009. Financial assets and liabilities have been classified in their entirety based on the lowest Level of input that is significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the determination of the fair value of the assets and liabilities and their placement within the fair value hierarchy levels.

	Quoted Market	Significant
	Prices in Active	Other	Significant
	Market for	Observable	Unobservable	Total
	Identical Assets	Inputs	Inputs	December 31,
	(Level 1)	(Level 2)	(Level 3)	2010

	(in millions)

Assets
Available-for-sale securities	$8	$1,712	$42	$1,762
Trading securities	10	-	-	10
Derivatives	-	63	61	124
Total assets	$18	$1,775	$103	$1,896

Liabilities
Derivatives	$-	$411	$12	$423
Total liabilities	$-	$411	$12	$423

	Quoted Market	Significant
	Prices in Active	Other	Significant
	Market for	Observable	Unobservable	Total
	Identical Assets	Inputs	Inputs	December 31,
	(Level 1)	(Level 2)	(Level 3)	2009

	(in millions)

Assets
Available-for-sale securities	$133	$1,501	$42	$1,676
Trading securities	7	-	-	7
Derivatives	-	90	30	120
Total assets	$140	$1,591	$72	$1,803

Liabilities
Derivatives	$-	$273	$30	$303
Total liabilities	$-	$273	$30	$303

The following table presents a reconciliation of derivative assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2010 and 2009:

	Year Ended December 31,
	2010					2009
	Interest	Cross	Foreign	Commodity
	Rate	Currency	Currency	& Other	Total	Total

	(in millions)

Balance at beginning of period(1)	$(12)	$(12)	$-	$24	$-	$(71)
Total gains (losses) (realized and unrealized):
Included in earnings(2)	1	4	25	21	51	(18)
Included in other comprehensive income	(12)	13	-	-	1	134
Included in regulatory assets	(3)	-	-	1	(2)	-
Purchases, issuances and settlements	7	5	(1)	(28)	(17)	31
Transfers of assets (liabilities) into Level 3(3)	-	-	(2)	-	(2)	1
Transfers of (assets) liabilities out of Level 3(3)	18	-	-	-	18	(77)
Balance at end of period(1)	$(1)	$10	$22	$18	$49	$-

Total gains (losses) for the period included in earnings
attributable to the change in unrealized gains
(losses) relating to assets and liabilities held at the
end of the period	$-	$7	$24	$9	$40	$(2)

(1)       Derivative assets and (liabilities) are presented on a net basis.

(2)       The gains (losses) included in earnings for these Level 3 derivatives are classified as follows: interest rate and cross currency derivatives as interest expense, foreign currency derivatives as foreign currency transaction gains (losses) and commodity and other derivatives as either non-regulated revenue, non-regulated cost of sales or other expense. See Note 6—Derivative Instruments and Hedging Activities for further information regarding the classification of gains and losses included in earnings in the Consolidated Statements of Operations.

(3)       Transfers in and out of Level 3 are determined as of the end of the reporting period and are from and to Level 2. The (assets) liabilities transferred out of Level 3 are primarily the result of a decrease in the significance of unobservable inputs used to calculate the credit valuation adjustments of these derivative instruments. Similarly, the assets (liabilities) transferred into Level 3 are primarily the result of an increase in the significance of unobservable inputs used to calculate the credit valuation adjustments of these derivative instruments.

The following table presents a reconciliation of available-for-sale securities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2010 and 2009:

	Year Ended December 31,
	2010	2009

	(in millions)

Balance at beginning of period(1)	$42	$42
Purchases, issuances and settlements	-	-
Balance at end of period	$42	$42

Total gains (losses) for the period included in earnings attributable to the change in unrealized gains/losses relating to assets held at the
end of the period	$-	$-

(1)       Available-for-sale securities in Level 3 are auction rate securities and variable rate demand notes which have failed remarketing or are not actively trading and for which there are no longer adequate observable inputs to measure the fair value.

Nonrecurring Measurements:

For the purpose of impairment evaluation, the Company measured fair values of long-lived assets, goodwill and intangibles assets, and assets and liabilities of discontinued operations under the fair value measurement accounting guidance. The following table summarizes major categories of assets and liabilities measured at fair value on a nonrecurring basis during the year and their level within the fair value hierarchy:

		Year Ended December 31, 2010
	Carrying	Fair Value			Gross
	Amount(1)	Level 1	Level 2	Level 3	(Gain) Loss

	(in millions)
Long-lived assets held and used:
Southland (Huntington Beach)	$288	$-	$-	$88	$200
Tisza II	160	-	-	75	85
Deepwater	83	-	-	4	79
Discontinued operations and
businesses held for sale:
Eastern Energy	827	-	-	-	827
Barka	20	-	124	-	(104)
Ras Laffan	120	-	226	-	(106)
Goodwill:
Deepwater	18	-	-	-	18
Other	3	-	-	-	3

(1)        Carrying amount as of the month end prior to impairment.

Long-lived Assets Held and Used

In the fourth quarter of 2010, the Company determined there were impairment indicators for the long-lived assets at Deepwater, our pet-coke-fired generation facility in Texas. These long-lived assets had a carrying amount of  $83 million and were written down to their fair value of  $4 million. This resulted in the recognition of asset impairment expense of  $79 million.

In the third quarter of 2010, the Company determined there were impairment indicators for the long-lived assets at Tisza II, our gas-fired generation plant in Hungary, and Huntington Beach, one of our gas-fired generation plants in California. These long-lived assets had carrying amounts of  $160 million and  $288 million, respectively, and were written down to their fair value of  $75 million and  $88 million, respectively. These resulted in the recognition of asset impairment expense of  $85 million and  $200 million, respectively.

Since the majority of significant assumptions used in the valuations were not observable, management believes that the measurements are Level 3 in the fair value hierarchy. For further discussion of these impairments, see Note 19—Impairment Expense.

Discontinued Operations and Held for Sale Businesses

The Company determined the fair value of nonfinancial assets and liabilities of our held for sale businesses during the year ended December 31, 2010. These businesses included Barka in Oman, Ras Laffan in Qatar, and Eastern Energy, our coal-fired generation plants in New York.

In the fourth quarter of 2010, the Company determined there were impairment indicators for the long-lived assets at Eastern Energy. These long-lived assets had a carrying amount of  $827 million and were considered fully impaired. As a result, an impairment loss of  $827 million was recognized, which is included in Income from operations of discontinued businesses in the Consolidated Statement of Operations.

The fair value measurements of Barka and Ras Laffan were considered Level 2 as they were based on the agreed sale proceeds whereas Eastern Energy was considered a Level 3 measurement as the majority of significant assumptions used in the valuation were not observable. For further discussion, see Note 21—Discontinued Operations and Held for Sale Businesses.

Goodwill

As noted in Note 8—Goodwill and Other Intangible Assets, goodwill of  $18 million related to our Deepwater business was written down to its implied fair value of zero during an interim impairment evaluation, resulting in the recognition of goodwill impairment of  $18 million for the year ended December 31, 2010.

Since the majority of significant assumptions used in the valuation were not observable, management believes that the measurement is Level 3 in the fair value hierarchy. For further discussion, see Note 8—Goodwill and Other Intangible Assets.

Investments In Marketable Securities	12 Months Ended
Dec. 31, 2010
INVESTMENTS IN MARKETABLE SECURITIES

5. INVESTMENTS IN MARKETABLE SECURITIES

The following table sets forth the Company's investments in marketable debt and equity securities classified as trading and available-for-sale as of December 31, 2010 and 2009 by type of investment and by level within the fair value hierarchy. The security types are determined based on the nature and risk of the security and are consistent with how the Company manages, monitors and measures its securities.

	December 31,
	2010				2009
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

	(in millions)
AVAILABLE-FOR-SALE:(1)
Debt securities:
Unsecured debentures(2)	$-	$727	$-	$727	$-	$667	$-	$667
Certificates of deposit(2)	-	877	-	877	-	652	-	652
Government debt securities	-	47	-	47	-	152	-	152
Other	-	-	42	42	-	-	42	42
Subtotal	-	1,651	42	1,693	-	1,471	42	1,513
Equity securities:
Mutual funds	1	61	-	62	117	-	-	117
Common stock	7	-	-	7	16	-	-	16
Money market funds	-	-	-	-	-	30	-	30
Subtotal	8	61	-	69	133	30	-	163
Total available-for-sale	8	1,712	42	1,762	133	1,501	42	$1,676
TRADING:
Equity securities:
Mutual funds	10	-	-	10	7	-	-	7
Total trading	10	-	-	10	7	-	-	7
TOTAL	$18	$1,712	$42	$1,772	$140	$1,501	$42	$1,683

Held-to-maturity securities(3)				-				8
Total marketable securities				$1,772				$1,691

(1)       Amortized cost approximated fair value at December 31, 2010 and 2009, with the exception of certain common stock investments with a cost basis of  $6 million carried at their fair value of  $7 million and  $16 million at December 31, 2010 and 2009, respectively.

(2)       Unsecured debentures are instruments similar to certificates of deposit that are held primarily by our subsidiaries in Brazil. The unsecured debentures and certificates of deposit included here do not qualify as cash equivalents and meet the definition of a security under the relevant guidance and are therefore classified as available-for-sale securities.

(3)       Held-to-maturity securities are carried at amortized cost and not measured at fair value on a recurring basis. These investments consist primarily of certificates of deposit and government debt securities. The amortized cost approximated fair value of the held-to-maturity securities at December 31, 2009.

As of December 31, 2010, all available-for-sale debt securities had stated maturities less than one year, with the exception of  $42 million of auction rate securities and variable rate demand notes held by IPL, a subsidiary of the Company in Indiana. These securities, classified as other debt securities in the table above, had stated maturities of greater than ten years.

During the second quarter of 2009, three of the Company's generation businesses in the Dominican Republic exchanged  $110 million of accounts receivable due from the government-owned distribution companies in the Dominican Republic for sovereign bonds of the same amount. The bonds, which were classified as available-for-sale securities, were adjusted to fair value when acquired. During the second and third quarters of 2009, the Company used a portion of the bonds with a carrying value of  $31 million to settle third-party liabilities and sold the remaining bonds. As of December 31, 2009, all of the sovereign bonds had been sold or transferred.

The following table summarizes the pre-tax gains and losses related to available-for-sale securities for the years ended December 31, 2010, 2009 and 2008. There were no realized gains or losses on trading securities and there were no realized losses on the sale of available-for-sale securities. There was no other-than-temporary impairment of marketable securities recognized in earnings or other comprehensive income for the years ended December 31, 2010, 2009 or 2008.

	December 31,
	2010	2009	2008

	(in millions)

Gains (losses) included in other comprehensive income	$2	$10	$(2)
Gains reclassified out of other comprehensive income into earnings	-	2	-
Proceeds from sales	5,888	4,466	5,006
Gross realized gains on sales	2	3	-

Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2010
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

6. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Risk Management Objectives

The Company is exposed to market risks associated with its enterprise-wide business activities, namely the purchase and sale of fuel and electricity as well as foreign currency risk and interest rate risk. In order to manage the market risks associated with these business activities, we enter into contracts that incorporate derivatives and financial instruments, including forwards, futures, options, swaps or combinations thereof, as appropriate. The Company applies hedge accounting for all contracts as long as they are eligible under the accounting standards for derivatives and hedging. While derivative transactions are not entered into for trading purposes, some contracts are not eligible for hedge accounting.

Interest Rate Risk

AES and its subsidiaries utilize variable rate debt financing for construction projects and operations, resulting in an exposure to interest rate risk. Interest rate swap, cap and floor agreements are entered into to manage interest rate risk by effectively fixing or limiting the interest rate exposure on the underlying financing. These interest rate contracts range in maturity through 2027, and are typically designated as cash flow hedges. The following table sets forth, by underlying type of interest rate index, the Company's current and maximum outstanding notional under its interest rate derivative instruments, the weighted average remaining term and the percentage of variable-rate debt hedged that is based on the related index as of December 31, 2010 regardless of whether the derivative instruments are in qualifying cash flow hedging relationships:

	December 31, 2010
	Current		Maximum(1)
		Derivative		Derivative	Weighted	% of Debt
		Notional		Notional	Average	Currently
	Derivative	Translated	Derivative	Translated	Remaining	Hedged
Interest Rate Derivatives	Notional	to USD	Notional	to USD	Term(1)	by Index(2)

	(in millions)				(in years)
LIBOR (U.S. Dollar)	2,543	$2,543	2,671	$2,671	10	69%
EURIBOR (Euro)	1,233	1,651	1,233	1,651	13	72%
LIBOR (British Pound Sterling)	44	68	44	68	10	69%
Securities Industry and Financial Markets
Association Municipal Swap Index
(U.S. Dollar)	40	40	40	40	12	N/A(3)

(1)       The Company's interest rate derivative instruments primarily include accreting and amortizing notionals. The maximum derivative notional represents the largest notional at any point between December 31, 2010 and the maturity of the derivative instrument, which includes forward starting derivative instruments. The weighted average remaining term represents the remaining tenor of our interest rate derivatives weighted by the corresponding maximum notional.

(2)       Excludes variable-rate debt tied to other indices where the Company has no interest rate derivatives.

(3)       The debt that was being hedged is no longer exposed to variable interest payments, because it is now held on IPL's behalf and no longer bears interest.

Cross currency swaps are utilized in certain instances to manage the risk related to fluctuations in both interest rates and certain foreign currencies. These cross currency contracts range in maturity through 2028. The following table sets forth, by type of foreign currency denomination, the Company's outstanding notional of its cross currency derivative instruments as of December 31, 2010 which are all in qualifying cash flow hedge relationships. These swaps are amortizing and therefore the notional amount represents the maximum outstanding notional as of December 31, 2010:

December 31, 2010
			Weighted	% of Debt
		Notional	Average	Currently
		Translated	Remaining	Hedged
Cross Currency Swaps	Notional	to USD	Term(1)	by Index(2)

	(in millions)		(in years)
Chilean Unidad de Fomento (CLF)	6	$257	15	83%

(1)       Represents the remaining tenor of our cross currency swaps weighted by the corresponding notional.

(2)       Represents the proportion of foreign currency denominated debt hedged by the same foreign currency denominated notional of the cross currency swap.

Foreign Currency Risk

We are exposed to foreign currency risk as a result of our investments in foreign subsidiaries and affiliates. AES operates businesses in many foreign environments and such operations in foreign countries may be impacted by significant fluctuations in foreign currency exchange rates. Foreign currency options and forwards are utilized, where possible, to manage the risk related to fluctuations in certain foreign currencies. These foreign currency contracts range in maturity through 2011. The following tables set forth, by type of foreign currency denomination, the Company's outstanding notional over the remaining terms of its foreign currency derivative instruments as of December 31, 2010 regardless of whether the derivative instruments are in qualifying hedging relationships:

	December 31, 2010
				Weighted
		Notional	Probability	Average
		Translated	Adjusted	Remaining
Foreign Currency Options	Notional(1)	to USD(1)	Notional(2)	Term(3)

	(in millions)			(in years)
Brazilian Real (BRL)	208	$120	$30	<1
Euro (EUR)	15	21	18	<1
Philippine Peso (PHP)	266	6	1	<1
British Pound (GBP)	3	4	2	<1

(1)       Represents contractual notionals at inception of trade.

(2)       Represents the gross notional amounts times the probability of exercising the option, which is based on the relationship of changes in the option value with respect to changes in the price of the underlying currency.

(3)       Represents the remaining tenor of our foreign currency options weighted by the corresponding notional.

	December 31, 2010
			Weighted
		Notional	Average
		Translated	Remaining
Foreign Currency Forwards	Notional	to USD	Term(1)

	(in millions)		(in years)
Chilean Peso (CLP)	89,106	$179	<1
Colombian Peso (COP)	13,151	7	<1
Argentine Peso (ARS)	57	13	<1

(1)       Represents the remaining tenor of our foreign currency forwards weighted by the corresponding notional.

In addition, certain of our subsidiaries have entered into contracts which contain embedded derivatives that require separate valuation and accounting due to the fact that the item being purchased or sold is denominated in a currency other than the functional currency of that subsidiary or the currency of the item. These contracts range in maturity through 2025. The following table sets forth, by type of foreign currency denomination, the Company's outstanding notional over the remaining terms of its foreign currency embedded derivative instruments as of December 31, 2010:

	December 31, 2010
			Weighted
		Notional	Average
		Translated	Remaining
Embedded Foreign Currency Derivatives	Notional	to USD	Term(1)

	(in millions)		(in years)
Philippine Peso (PHP)	21,176	$484	3
Kazakhstani Tenge (KZT)	31,084	210	10
Argentine Peso (ARS)	331	83	9
Euro (EUR)	28	38	4
Brazilian Real (BRL)	19	11	1
Cameroon Franc (XAF)	1,755	4	2

(1)       Represents the remaining tenor of our foreign currency embedded derivatives weighted by the corresponding notional.

Commodity Price Risk

We are exposed to the impact of market fluctuations in the price of electricity, fuel and environmental credits. Although we primarily consist of businesses with long-term contracts or retail sales concessions (which provide our distribution businesses with a franchise to serve a specific geographic region), a portion of our current and expected future revenues are derived from businesses without significant long-term purchase or sales contracts. These businesses subject our results of operations to the volatility of prices for electricity, fuel and environmental credits in competitive markets. We have used a hedging strategy, where appropriate, to hedge our financial performance against the effects of fluctuations in energy commodity prices. The implementation of this strategy can involve the use of commodity forward contracts, futures, swaps and options. Some of our businesses hedge certain aspects of their commodity risks using financial hedging instruments, as described below.

We also enter into short-term contracts for electricity and fuel in other competitive markets in which we operate. When hedging the output of our generation assets, we have power purchase agreements or other hedging instruments that lock in the spread in dollars per MWh between the cost of fuel to generate a unit of electricity and the price at which the electricity can be sold (“Dark Spread” where the fuel is coal). The portion of our sales and fuel purchases that are not subject to such agreements will be exposed to commodity price risk.

The PPAs and fuel supply agreements entered into by the Company are evaluated to determine if they meet the definition of a derivative or contain embedded derivatives, either of which require separate valuation and accounting. To be a derivative under the accounting standards for derivatives and hedging, an agreement would need to have a notional and an underlying, require little or no initial net investment and could be net settled. Generally, these agreements do not meet the definition of a derivative, often due to the inability to be net settled. On a quarterly basis, we evaluate the markets for the commodities to be delivered under these agreements to determine if facts and circumstances have changed such that the agreements could then be net settled and meet the definition of a derivative.

Nonetheless, certain of the PPAs and fuel supply agreements entered into by certain of the Company's subsidiaries are derivatives or contain embedded derivatives requiring separate valuation and accounting. These agreements range in maturity through 2024. The following table sets forth by type of commodity the Company's outstanding notionals for the remaining term of its commodity derivative and embedded derivative instruments as of December 31, 2010:

	December 31, 2010
		Weighted Average
Commodity Derivatives	Notional	Remaining Term(1)
	(in millions)	(in years)
Natural gas (MMBtu)	34	12
Petcoke (Metric tons)	14	14
Aluminum (MWh)	17(3)	9
Certified Emission Reductions (CER)	1	2
Financial transmission rights (MW)	-(2)	<1

(1)       Represents the remaining tenor of our commodity and embedded derivatives weighted by the corresponding volume.

(2)       De minimis amount.

(3)       Our exposure is to fluctuations in the price of aluminum while the notional is based on the amount of power we sell under the PPA.

In addition, as part of the settlement agreements terminating the gas transportation contracts with Gasoducto GasAndes (Argentina) S.A. and Gasoducto GasAndes (Chile) S.A. discussed in Note 12—Contingencies, we have an embedded derivative related to the dividends that could result from our 13% ownership in these two gas transportation companies.

Accounting and Reporting

The following table sets forth the Company's derivative instruments as of December 31, 2010 and 2009 by type of derivative and by level within the fair value hierarchy. Derivative assets and liabilities are recognized at their fair value. Derivative assets and liabilities are combined with other balances and included in the following captions in our Consolidated Balance Sheets: current derivative assets in other current assets, noncurrent derivative assets in other noncurrent assets, current derivative liabilities in accrued and other liabilities and long-term derivative liabilities in other long-term liabilities.

	December 31, 2010				December 31, 2009
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

	(in millions)				(in millions)
Assets
Current assets:
Foreign currency derivatives	$-	$4(1)	$3	$7	$-	$6	$-	$6
Commodity and other derivatives	-	2	3	5	-	1	28	29
Total current assets	-	6	6	12	-	7	28	35
Noncurrent assets:
Interest rate derivatives	-	49	-	49	-	83	2	85
Foreign currency derivatives	-	4(1)	27	31	-	-	-	-
Cross currency derivatives	-	-	12	12	-	-	-	-
Commodity and other derivatives	-	4	16	20	-	-	-	-
Total noncurrent assets	-	57	55	112	-	83	2	85
Total assets	$-	$63	$61	$124	$-	$90	$30	$120

Liabilities
Current liabilities:
Interest rate derivatives	$-	$137(1)	$-	$137	$-	$118	$7	$125
Cross currency derivatives	-	-	2	2	-	-	-	-
Foreign currency derivatives	-	13	-	13	-	3	-	3
Commodity and other derivatives	-	-	-	-	-	-	2	2
Total current liabilities	-	150	2	152	-	121	9	130
Long-term liabilities:
Interest rate derivatives	-	246(1)	1	247	-	150	7	157
Cross currency derivatives	-	-	-	-	-	-	12	12
Foreign currency derivatives	-	15	8	23	-	2	-	2
Commodity and other derivatives	-	-	1	1	-	-	2	2
Total long-term liabilities	-	261	10	271	-	152	21	173
Total liabilities	$-	$411	$12	$423	$-	$273	$30	$303

(1)       Includes the impact of consolidating Cartagena beginning January 1, 2010 under VIE accounting guidance as follows:  $1 million of current assets and  $4 million of noncurrent assets on foreign currency derivatives and  $19 million of current liabilities and  $46 million of long-term liabilities for interest rate derivatives as of December 31, 2010.

The following table sets forth the fair value and balance sheet classification of derivative instruments as of December 31, 2010 and 2009:

	December 31, 2010			December 31, 2009
		Not			Not
	Designated	Designated		Designated	Designated
	as Hedging	as Hedging		as Hedging	as Hedging
	Instruments	Instruments	Total	Instruments	Instruments	Total

	(in millions)			(in millions)
Assets
Other current assets:
Foreign currency derivatives	$-	$7(1)	$7	$-	$6	$6
Commodity & other derivatives	-	5	5	1	28	29
Total other current assets	-	12	12	1	34	35

Other assets:
Interest rate derivatives	49	-	49	85	-	85
Foreign currency derivatives	-	31(1)	31	-	-	-
Cross currency derivatives	12	-	12	-	-	-
Commodity & other derivatives:	-	20	20	-	-	-
Total other assets - noncurrent	61	51	112	85	-	85
Total assets	$61	$63	$124	$86	$34	$120

Liabilities
Accrued and other liabilities:
Interest rate derivatives	$126(1)	$11	$137	$115	$10	$125
Cross currency derivatives	2	-	2	-	-	-
Foreign currency derivatives	8	5	13	2	1	3
Commodity & other derivatives	-	-	-	-	2	2
Total accrued and other liabilities	136	16	152	117	13	130

Other long-term liabilities:
Interest rate derivatives	232(1)	15	247	141	16	157
Cross currency derivatives	-	-	-	12	-	12
Foreign currency derivatives	-	23	23	-	2	2
Commodity & other derivatives	-	1	1	-	2	2
Total other long-term liabilities	232	39	271	153	20	173
Total liabilities	$368	$55	$423	$270	$33	$303

(1)       Includes the impact of consolidating Cartagena beginning January 1, 2010 under VIE accounting guidance as follows:  $1 million of current assets and  $4 million of noncurrent assets on foreign currency derivatives and  $19 million of current liabilities and  $46 million of long-term liabilities for interest rate derivatives as of December 31, 2010.

The Company has elected not to offset net derivative positions in the financial statements. Accordingly, the Company does not offset such derivative positions against the fair value of amounts (or amounts that approximate fair value) recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) under master netting arrangements. At December 31, 2010 and 2009, we held no cash collateral that we received from counterparties to our derivative positions. As we have not received collateral, our derivative assets are exposed to the credit risk of the respective counterparty and, due to this credit risk, the fair value of our derivative assets (as shown in the above two tables) have been reduced by a credit valuation adjustment. Also, at December 31, 2010 and 2009, we had no cash collateral posted with (held by) counterparties to our derivative positions.

The table below sets forth the pre-tax accumulated other comprehensive income (loss) expected to be recognized as an increase (decrease) to income from continuing operations before income taxes over the next twelve months as of December 31, 2010 for the following types of derivative instruments:

Accumulated Other
Comprehensive
Income (Loss)
(in millions)
Interest rate derivatives	$(88)
Cross currency derivatives	$(4)
Foreign currency derivatives	$(9)

The balance in accumulated other comprehensive loss related to derivative transactions will be reclassified into earnings as interest expense is recognized for interest rate hedges and cross currency swaps, as depreciation is recognized for interest rate hedges during construction, as foreign currency transaction gains and losses are recognized for hedges of foreign currency exposure, and as electricity sales and fuel purchases are recognized for hedges of forecasted electricity and fuel transactions. These balances are included in the consolidated statements of cash flows as operating and/or investing activities based on the nature of the underlying transaction.

For the years ended December 31, 2010, 2009 and 2008, pre-tax gains (losses) of  $(1) million,  $0 million, and  $(1) million net of noncontrolling interests, respectively, were reclassified into earnings as a result of the discontinuance of a cash flow hedge because it was probable that the forecasted transaction would not occur by the end of the originally specified time period (as documented at the inception of the hedging relationship) or within an additional two-month time period thereafter.

The following table sets forth the pre-tax gains (losses) recognized in accumulated other comprehensive loss (“AOCL”) and earnings related to the effective portion of derivative instruments in qualifying cash flow hedging relationships, as defined in the accounting standards for derivatives and hedging, for the years ended December 31, 2010 and 2009:

	Gains (Losses)			Gains (Losses) Reclassified
	Recognized in AOCL		Consolidated	from AOCL into Earnings
	2010	2009	Statement of Operations	2010	2009

	(in millions)			(in millions)
Interest rate derivatives	$(243)(3)	$49	Interest expense	$(108) (1)	$(72)(1)
			Non-regulated cost of sales	(2)	-
			Net equity in earnings of
			affiliates	(1)	- (2)
Cross currency derivatives	11	48	Interest expense	(1)	2
			Foreign currency transaction
			gains (losses)	-	43
Foreign currency derivatives	(9)	2	Foreign currency transaction
			gains (losses)	(3)	- (2)
Commodity derivatives -
electricity	(8)	120	Non-regulated revenue	- (4)	3 (4)
Total	$(249)	$219		$(115)	$(24)

(1)       Includes amounts that were reclassified from AOCL related to derivative instruments that previously, but no longer, qualify for cash flow hedge accounting. Excludes  $(113) million and  $(35) million related to discontinued operations for the years ended December 31, 2010 and 2009, respectively.

(2)       De minimis amount.

(3)       Includes  $(29) million related to Cartagena for the year ended December 31, 2010, which was consolidated prospectively beginning January 1, 2010 under VIE accounting guidance.

(4)       Excludes  $11 million and  $190 million related to discontinued operations for the years ended December 31, 2010 and 2009, respectively.

Amounts recognized in AOCL due to derivative instruments that currently are, or previously were (but no longer are) qualifying cash flow hedging relationships, as defined in the accounting standards for derivatives and hedging, after income taxes, during the year ended December 31, 2008 are as follows:

	Balance,	Reclassification	Change in	Balance,
	January 1	to earnings	fair value	December 31

	(in millions)
2008	$(232)	$76	$(107)	$(263)

The following table sets forth the pre-tax gains (losses) recognized in earnings related to the ineffective portion of derivative instruments in qualifying cash flow hedging relationships, as defined in the accounting standards for derivatives and hedging, for the years ended December 31, 2010 and 2009:

		Gains (Losses)
	Classification in	Recognized in Earnings
	Consolidated Statement of Operations	2010	2009

		(in millions)
Interest rate derivatives	Interest expense	$(15)	$(8)
	Net equity in earnings of affiliates	- (1)	(1)
Cross currency derivatives	Interest expense	5	(11)
Foreign currency derivatives	Foreign currency transaction
	gains (losses)	- (1)	-(1)
Total		$(10)	$(20)

(1)       De minimis amount.

The Company recognized after-tax losses of  $45 million, net of noncontrolling interests, related to the ineffective portion of derivative instruments in qualifying cash flow hedging relationships, as defined in the accounting standards for derivatives and hedging, for the year ended December 31, 2008.

The following table sets forth the pre-tax gains (losses) recognized in earnings related to derivative instruments not designated as hedging instruments under the accounting standards for derivatives and hedging, for the years ended December 31, 2010 and 2009:

	Classification	Gains (Losses)
	in Consolidated	Recognized in Earnings
	Statement of Operations	2010	2009

		(in millions)
Interest rate derivatives	Interest expense	$(7)	$(25)
Foreign exchange derivatives	Foreign currency transaction
	gains (losses)	(36)	(38)
	Net equity in earnings of
	affiliates	(2)	- (1)
Commodity & other derivatives	Non-regulated revenue	21	1
	Non-regulated cost of sales	5	(30)
	Net equity in earnings of
	affiliates	- (1)	- (1)
Total		$(19)	$(92)

  De minimis amount.

The Company recognized after-tax gains of  $11 million net of noncontrolling interests related to the changes in fair value of derivative instruments not in qualifying cash flow hedging relationships, as defined in the accounting standards for derivatives and hedging, for the year ended December 31, 2008.

In addition, IPL has two derivative instruments for which the gains and losses are accounted for in accordance with accounting standards for regulated operations, as regulatory assets or liabilities. Gains and losses on these derivatives due to changes in the fair value of these derivatives are probable of recovery through future rates and are initially recognized as an adjustment to the regulatory asset or liability and recognized through earnings when the related costs are recovered through IPL's rates. Therefore, these gains and losses are excluded from the above table. The following table sets forth the change in regulatory assets and liabilities resulting from the change in the fair value of these derivatives for the years ended December 31, 2010 and 2009:

	2010	2009

	(in millions)
(Increase) decrease in regulatory assets	$(3)	$-
Increase (decrease) in regulatory liabilities	$1	$(4)

Credit Risk-Related Contingent Features

Gener, our generation business in Chile, has a cross currency swap agreement with a counterparty to swap Chilean inflation indexed bonds issued in December 2007 into U.S. Dollars. The derivative agreements contain credit contingent provisions which would permit the counterparties with which Gener is in a net liability position to require collateral credit support when the fair value of the derivatives exceeds the unsecured thresholds established in the agreement. These thresholds vary based on Gener's credit rating. If Gener's credit rating were to fall below the minimum threshold established in the swap agreements, the counterparties can demand immediate collateralization of the entire mark-to-market value of the swaps (excluding credit valuation adjustments) if Gener is in a net liability position. The mark-to-market value of the swaps was in a net asset position at December 31, 2010, and in a net liability position of  $12 million at December 31, 2009. Gener posted zero and  $25 million, respectively, in the form of a letter of credit to support these swaps.

Investments In and Advances To Affiliates	12 Months Ended
Dec. 31, 2010
INVESTMENTS IN AND ADVANCES TO AFFILIATES

7. INVESTMENTS IN AND ADVANCES TO AFFILIATES

The following table summarizes the relevant effective equity ownership interest and carrying values for the Company's investments accounted for under the equity method as of December 31, 2010 and 2009.

		December 31,
Affiliate	Country	2010	2009	2010	2009

		Carrying Value		Ownership Interest %
		(in millions)
AES Solar Energy Ltd.	United States	$256	$224	50%	50%
AES Solar Power Ltd.	United States	8	-	50%	-%
Barry(1)	United Kingdom	-	-	100%	100%
Cartagena	Spain	N/A	-	N/A	71%
CEMIG(2)	Brazil	22	-	72%	10%
Chigen affiliates	China	146	182	25%	27%
China Wind	China	69	52	49%	49%
Elsta	Netherlands	202	204	50%	50%
Guacolda	Chile	149	131	35%	35%
IC Ictas Energy Group	Turkey	151	104	51%	51%
InnoVent(1)	France	31	30	40%	40%
JHRH	China	39	-	35%	-%
OPGC	India	224	208	49%	49%
Trinidad Generation Unlimited(1)	Trinidad	20	16	10%	10%
Other affiliates		3	6	-%	-%
Total investments in and advances to affiliates		$1,320	$1,157

(1)       Represent VIEs in which we hold a variable interest, but are not the primary beneficiary.

(2)       The Company sold its interest in CEMIG during the year ended December 31, 2010; and retains its equity ownership in Cayman Energy Traders (“CET”). See additional discussion of the sale below.

AES Solar Energy Ltd.—In March 2008, the Company formed AES Solar Energy Ltd. (“AES Solar”), a joint venture with Riverstone Holdings LLC (“Riverstone”). AES Solar develops land-based solar photovoltaic panels that capture sunlight to convert into electricity that feed directly into power grids. AES Solar is accounted for under the equity method of accounting based on the Company's 50% ownership and significant influence, but not control over the joint venture. Under the terms of the agreement, the Company and Riverstone may each provide up to  $500 million of capital over the next five years. As of December 31, 2010, AES had invested approximately  $312 million in the joint venture.

AES Solar Power Ltd.—In March 2010, the Company formed AES Solar Power Ltd. (“AES Solar Power”), a joint venture with Riverstone. AES Solar Power develops solar photovoltaic projects in the United States. AES Solar Power is accounted for under the equity method of accounting based on the Company's 50% ownership and significant influence, but not control over the joint venture. Under the terms of the agreement, the Company and Riverstone may each provide up to  $100 million of capital over the next five years. As of December 31, 2010, AES had invested approximately  $11 million in the joint venture.

AES Barry Ltd.—The Company holds a 100% ownership interest in AES Barry Ltd. (“Barry”), a dormant entity in the United Kingdom that disposed of its generation and other operating assets. As a result of a debt agreement, no material financial or operating decisions can be made without the banks' consent, and the Company does not control Barry. As of December 31, 2010 and 2009, other long-term liabilities included  $53 million and  $54 million, respectively, related to this debt agreement.

Cartagena Energia—The Company owns 71% of Cartagena Energia (“Cartagena”), a 1,199 MW power plant in Cartagena, Spain completed in November 2007. The Company's initial investment in Cartagena was approximately  $29 million. As a result of the accounting guidance issued in 2009 regarding VIEs, the Company consolidated Cartagena effective January 1, 2010. Cartagena is no longer accounted for under the equity method of accounting. For further discussion, see Note 1—General and Summary of Significant Accounting Policies.

CEMIG— During the second quarter of 2010, the Company, through its Brazilian subsidiary, Southern Electric Brasil Participações Ltda. (“SEB”), transferred its shares of Companhia Energética de Minas Gerais (“CEMIG”), an integrated utility in Minas Gerais, Brazil, to Andrade Gutierrez Concessões S.A. and an affiliated company (jointly referred to as, “AG”). AG also assumed SEB's debt with Banco Nacional de Desenvolvimento Econômico e Social (“BNDES”) in the amount of approximately  $1.4 billion (the “BNDES Loan”) including all unpaid interest and penalties. In exchange, SEB received  $25 million and obtained a full release from any claims of BNDES and originating from the BNDES Loan. See Note 12—Contingencies, for additional information regarding these claims and proceedings.

Prior to the transfer of shares, the Company, through SEB, a VIE, had a 14.8% voting interest in CEMIG. The Company holds its interest in SEB through its equity ownership in Cayman Energy Traders (“CET”), a holding company whose sole activity is its investment in SEB. Although our interest in CEMIG was below 20%, AES had significant influence over the operational and financial policies of CEMIG through representation on the board of directors of CEMIG. In 2002, the Company determined there was an other-than-temporary impairment of its investment in CEMIG and wrote it down to fair market value,  $155 million. Additionally, AES established a valuation allowance against a deferred tax asset related to its investment in CEMIG. The total amount of these charges, net of tax, was  $587 million. As a result, the Company's investment in CEMIG was a  $484 million net liability at December 31, 2009 and was included in “Other long-term liabilities” on the Consolidated Balance Sheet. The Company discontinued the application of the equity method in accordance with its accounting policy regarding equity method investments.

The consummation of the share purchase and sale agreement along with AG's assumption of the BNDES Loan in June 2010 resulted in the reversal of the Company's net long-term liability along with the associated cumulative translation adjustment, resulting in the recognition of a  $115 million pre-tax gain reflected in “Net equity in earnings of affiliates” on the Consolidated Statement of Operations for the year ended December 31, 2010. Additionally,  $70 million of net tax expense resulting from the CEMIG sale transaction was recorded as “income tax expense,” rather than equity earnings, since the expense is attributable to a consolidated corporate level partner in the CEMIG investment.

The Company retains its ownership in CET.

China Wind—In May 2007, the Company entered into a joint venture with Guohua Energy Investment Co. Ltd. (“Guohua”) for a 49% interest in Guohua AES (Huanghua) Wind Power Co., Ltd. (“AES Huanghua”) that is primarily engaged to develop, construct, own and operate wind projects in Huanghua. Huanghua I went live in the third quarter of 2009 and Huanghua II went live in April 2010. In the second and third quarters of 2008, the Company acquired a 49% interest in Guohua AES (“Hulunbeier”) Wind Power Co., Ltd. and entered into joint venture agreements with Guohua for 49% interest in Guohua AES (“Xinba'erhu”) Wind Power Co., Ltd. (“Dong Qi”) which went live in June 2010 and Guohua AES (“Chenba'erhu”) Wind Power Co., Ltd. (“Chen Qi”) which is expected to go live in 2011. The Company invested approximately  $12 million in the aforementioned projects in 2010, bringing the cumulative investment to  $62 million.

Jianghe Rural Electrification Development Co., LTD (“JHRH”)— On June 3, 2010, the Company entered into an agreement to acquire a 35% ownership in this joint venture which operates seven hydro plants in China. The agreement entitled the Company to acquire up to a 49% interest. The purchase of an additional 14% ownership is expected to be completed by May 2011.

Trinidad Generation Unlimited—In 2007, the Company began pursuing a development project to construct and operate a 720 MW combined cycle power plant in Trinidad through its wholly owned subsidiary, Trinidad Generation Unlimited (“TGU”). In July 2008, a shareholder agreement was executed establishing the Company's ownership interest in TGU at 60% with the remaining 40% interest held by the Government of Trinidad and Tobago. Although the Company's ownership in TGU was reduced to 10% in 2009, the Company continues to account for its investment in Trinidad as an equity method investment because AES continues to exercise significant influence through the supermajority vote requirement for any significant future project development activities.

Summarized Financial Information

The following tables summarize financial information of the Company's 50%-or-less owned affiliates and majority-owned unconsolidated subsidiaries that are accounted for using the equity method.

	50%-or-less Owned Affiliates			Majority-Owned Unconsolidated Subsidiaries

Years ended December 31,	2010	2009	2008	2010	2009	2008

	(in millions)			(in millions)
Revenue	$1,341	$1,229	$1,180	$20	$158	$170
Gross margin	207	240	274	18	71	61
Net income (loss)	100	110	83	7	(5)	(4)

December 31,	2010	2009		2010	2009

	(in millions)			(in millions)
Current assets	$948	$882		$114	$142
Noncurrent assets	4,131	3,543		646	1,140
Current liabilities	687	528		144	153
Noncurrent liabilities	1,597	1,406		242	1,055
Noncontrolling interests	(206)	(191)		125	(24)
Stockholders' equity	3,001	2,682		249	98

At December 31, 2010, retained earnings included  $168 million related to the undistributed earnings of the Company's 50%-or-less owned affiliates. Distributions received from these affiliates were  $49 million,  $35 million and  $50 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Refer to Item 1 of this Form 8-K for additional information on these affiliates.

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2010
GOODWILL AND OTHER INTANGIBLE ASSETS

8. GOODWILL AND OTHER INTANGIBLE ASSETS

The following table summarizes the changes in the carrying amount of goodwill, by segment for the years ended December 31, 2010, 2009 and 2008. There was no goodwill associated with our North America—Utilities segment during the years ended December 31, 2010, 2009 and 2008.

	Latin	Latin	North
	America -	America -	America -	Europe -	Asia -	Corporate
	Generation	Utilities	Generation	Generation	Generation	and Other	Total

Balance as of December 31, 2008
Goodwill	$926	$140	$121	$127	$78	$101	$1,493
Accumulated impairment losses	(24)	(7)	(20)	(19)	-	(2)	(72)
Net balance	902	133	101	108	78	99	1,421

Impairment losses	-	-	-	(118)	-	(4)	(122)
Goodwill associated with the
sale of a business	-	-	-	-	(2)	-	(2)
Foreign currency translation
and other	-	-	(10)	10	2	-	2

Balance as of December 31, 2009
Goodwill	926	140	111	137	78	101	1,493
Accumulated impairment losses	(24)	(7)	(20)	(137)	-	(6)	(194)
Net balance	902	133	91	-	78	95	1,299
Impairment losses	-	-	(18)	-	-	(3)	(21)
Foreign currency translation
and other	-	-	(10)	-	3	-	(7)

Balance as of December 31, 2010
Goodwill	926	140	101	137	81	101	1,486
Accumulated impairment losses	(24)	(7)	(38)	(137)	-	(9)	(215)
Net balance	$902	$133	$63	$-	$81	$92	$1,271

During the third quarter of 2010, Deepwater, our petcoke-fired merchant generation facility in Texas, reported in the North America Generation segment, incurred a goodwill impairment of  $18 million. The Company determined that there was an impairment indicator for Deepwater's goodwill. This determination was based primarily on the fact that Deepwater did not operate for more than 30 days in the third quarter of 2010, incurred current operating and cash flow losses and, at that time, was forecasting operating and cash flow losses for the remainder of 2010 through 2014. This resulted from a decrease in future power price expectations and an increase in petcoke prices affecting the market. The Company performed the two-step goodwill impairment test of Deepwater's goodwill as of August 31, 2010 and recognized the entire  $18 million carrying amount of goodwill as goodwill impairment.

In 2009, Kilroot, our subsidiary in the United Kingdom, reported in the Europe Generation segment, incurred a goodwill impairment loss of  $118 million. Kilroot is a generation plant fired primarily by coal. Factors contributing to the impairment included: reduced profit expectations based on latest estimates of future commodity prices and reduced expectations on the recovery of cash flows on the existing plant following the Company's decision to forgo capital expenditures to meet emission allowance requirements taking effect in 2024. Additionally, one of our subsidiaries located in the Ukraine and reported within “Corporate and Other” incurred a goodwill impairment loss of  $4 million. For the year ended December 31, 2008, the Company had no goodwill impairment.

The following tables summarize the balances comprising other intangible assets in the accompanying Consolidated Balance Sheets as of December 31, 2010 and 2009:

	December 31, 2010			December 31, 2009
	Gross	Accumulated	Net	Gross	Accumulated	Net
	Balance	Amortization	Balance	Balance	Amortization	Balance

	(in millions)			(in millions)
Subject to Amortization
Project development rights(1)	$141	$-	$141	$-	$-	$-
Sales concessions	162	(88)	74	167	(84)	83
Contractual payment rights(2)	65	(4)	61	-	-	-
Land use rights	50	(2)	48	48	(1)	47
Management rights	66	(30)	36	64	(27)	37
Emission allowances(3)	26	-	26	11	-	11
Other(4)	94	(33)	61	118	(28)	90
Subtotal	604	(157)	447	408	(140)	268
Indefinite-Lived Intangible Assets
Land use rights	51	-	51	50	-	50
Emission allowances(5)	8	-	8	15	-	15
Other	5	-	5	-	-	-
Subtotal	64	-	64	65	-	65

Total	$668	$(157)	$511	$473	$(140)	$333

  Represent development rights, including but not limited to, land control, various permits and right to acquire equity interests in development projects resulting from asset acquisitions by our Wind group.
  Represent legal rights to receive system reliability payments from the regulator.
  Acquired or purchased emission allowances are expensed when utilized and included in net income for the year.
  Consists of various intangible assets including PPAs and transmission rights, none of which is individually significant.
  Represent perpetual emission allowances without an expiration date.

The following table summarizes, by category, intangible assets acquired during the years ended December 31, 2010 and 2009:

	December 31, 2010
		Subject to
		Amortization/	Weighted Average	Amortization
	Amount	Indefinite-Lived	Amortization Period	Method

	(in millions)		(in years)
Project development rights	$141	Subject to amortization	Various	Straight line
Contractual payment rights	65	Subject to amortization	10	Straight line
Emission allowances	14	Subject to amortization	Various	As utilized
Land use rights	7	Indefinite-lived	N/A	N/A
Total	$227

	December 31, 2009
		Subject to
		Amortization/	Weighted Average	Amortization
	Amount	Indefinite-Lived	Amortization Period	Method

	(in millions)		(in years)
Emission allowances	$4	Subject to amortization	Various	As utilized
Land use rights	4	Indefinite-lived	N/A	N/A
Other	1	Subject to amortization	35	-
Total	$9

In 2009, the Company reclassified  $42 million from other assets into intangible assets at a subsidiary in Latin America.

The following table summarizes the estimated amortization expense, broken down by intangible asset category, for 2011 through 2015:

	Estimated amortization expense
	2011	2012	2013	2014	2015

	(in millions)
Contractual payment rights	$9	$9	$9	$9	$9
Sales concessions	6	6	6	6	6
All other	7	6	4	3	3
Total	$22	$21	$19	$18	$18

Intangible asset amortization expense was  $14 million,  $17 million and  $11 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2010
REGULATORY ASSETS AND LIABILITIES

9. REGULATORY ASSETS & LIABILITIES

The Company has recorded regulatory assets and liabilities that it expects to pass through to its customers in accordance with, and subject to, regulatory provisions as follows:

	December 31,
	2010	2009	Recovery Period

REGULATORY ASSETS	(in millions)
Current regulatory assets:
Brazil tariff recoveries:(1)
Energy purchases	$62	$144	Over tariff reset period
Transmission costs, regulatory fees and other	82	120	Over tariff reset period
El Salvador tariff recoveries(2)	67	125	Over tariff reset period
Other(3)	1	6	Various
Total current regulatory assets	212	395

Noncurrent regulatory assets:
Defined benefit pension obligations at IPL(4)(5)	235	217	Various
Income taxes recoverable from customers(4)(6)	66	70	Various
Brazil tariff recoveries:(1)
Energy purchases	18	22	Over tariff reset period
Transmission costs, regulatory fees and other	32	30	Over tariff reset period
Other (3)	119	111	Various
Total noncurrent regulatory assets	470	450
TOTAL REGULATORY ASSETS	$682	$845

REGULATORY LIABILITIES
Current regulatory liabilities:
Efficiency program costs(7)	$58	$133	Over tariff reset period
Brazil tariff recoveries:(1)
Energy purchases	118	61	Over tariff reset period
Transmission costs, regulatory fees and other	71	67	Over tariff reset period
Other(8)	39	35	Various
Total current regulatory liabilities	286	296

Noncurrent regulatory liabilities:
Asset retirement obligations (9)	509	482	Over life of assets
Brazil special obligations(10)	435	402	To be determined
Brazil tariff recoveries:(1)
Energy purchases	69	42	Over tariff reset period
Transmission costs, regulatory fees and other	57	35	Over tariff reset period
Efficiency program costs(7)	54	4	Over tariff reset period
Other(8)	13	17	Various
Total noncurrent regulatory liabilities	1,137	982
TOTAL REGULATORY LIABILITIES	$1,423	$1,278

(1)       Recoverable per National Electric Energy Agency (“ANEEL”) regulations through the Annual Tariff Adjustment (“IRT”). These costs are generally non-controllable costs and primarily consist of purchased electricity, energy transmission costs and sector costs that are considered volatile. These costs are recovered in 24 installments through the annual IRT process and are amortized over the tariff reset period.

(2)       Deferred fuel costs incurred by our El Salvador subsidiaries associated with purchase of energy from the El Salvador spot market and the power generation plants. In El Salvador, the deferred fuel adjustment represents the variance between the actual fuel costs and the fuel costs recovered in the tariffs. The variance is recovered semi-annually at the tariff reset period.

(3)       Includes assets with and without a rate of return. All current regulatory assets earned a rate of return as of December 31, 2010 and 2009. Other noncurrent regulatory assets that did not earn a rate of return were  $95 million and  $90 million, as of December 31, 2010 and 2009, respectively. Those without a rate of return that are recoverable primarily consist of transmission service costs and other administrative costs from IPL's participation in the Midwest ISO market. Recovery of costs is probable, but the timing is not yet determined.

(4)       Past expenditures on which the Company does not earn a rate of return.

(5)       The regulatory accounting standards allow the defined pension and postretirement benefit obligation to be recorded as a regulatory asset equal to the previously unrecognized actuarial gains and losses and prior service costs that are expected to be recovered through future rates. Pension expense is recognized based on the plan's actuarially determined pension liability. Recovery of costs is probable, but not yet determined. Pension contributions made by our Brazilian subsidiaries are not included in regulatory assets as those contributions are not covered by the established tariff in Brazil.

(6)       Probable of recovery through future rates, based upon established regulatory practices, which permit the recovery of current taxes. This amount is expected to be recovered, without interest, over the period as book-tax temporary differences reverse and become current taxes.

(7)       Payments received for costs expected to be incurred to improve the efficiency of our plants in Brazil that are refunded as part of the IRT.

(8)       Other Current and Noncurrent Regulatory Liabilities consist of:

•       Deferred fuel costs, which are expected to be refunded to customers as a credit against future fuel adjustment charges. In the United States, deferred fuel costs at IPL represent variances between estimated and actual fuel and purchased power costs. IPL is required to refund overestimated fuel and purchased power costs in future rates.

•       Penalties and fees from regulators at our Brazilian subsidiaries.

•       Financial transmission rights used to hedge exposure in the Midwest ISO market that are credited per specific rate orders.

•       The cost incurred by electricity generators due to variance in energy prices during rationing periods (Free Energy). Our Brazilian subsidiaries are authorized to recover or refund this cost associated with monthly energy price variances between the wholesale energy market prices owed to the power generation plants producing Free Energy and the capped price reimbursed by the local distribution companies which are passed through to the final customers through energy tariffs.

(9)       Obligations for removal costs which do not have an associated legal retirement obligation as defined by the accounting standards on asset retirement obligations.

(10)       Obligations established by ANEEL in Brazil associated with electric utility concessions and represent amounts received from customers or donations not subject to return. These donations are allocated to support energy network expansion and to improve utility operations to meet customers' needs. The term of the obligation is established by ANEEL. Settlement shall occur when the concession ends.

The current regulatory assets and liabilities are recorded in “Other current assets” and “Accrued and other liabilities,” respectively, on the accompanying Consolidated Balance Sheets. The noncurrent regulatory assets and liabilities are recorded in “Other assets” and “Other long-term liabilities,” respectively, in the accompanying Consolidated Balance Sheets.

The following table summarizes regulatory assets by region as of December 31, 2010 and 2009:

	December 31,
	2010	2009

	(in millions)
Latin America	$265	$445
North America	417	400
Total regulatory assets	$682	$845

The following table summarizes regulatory liabilities by region as of December 31, 2010 and 2009:

	December 31,
	2010	2009

	(in millions)
Latin America	$897	$772
North America	526	506
Total regulatory liabilities	$1,423	$1,278

Debt	12 Months Ended
Dec. 31, 2010
DEBT

10. DEBT

The Company has two types of debt reported on its Consolidated Balance Sheets: non-recourse and recourse debt. Non-recourse debt is used to fund investments and capital expenditures for the construction and acquisition of electric power plants, wind projects, distribution companies and other project-related investments at our subsidiaries. Non-recourse debt is generally secured by the capital stock, physical assets, contracts and cash flows of the related subsidiary. Absent guarantees, intercompany loans or other credit support, the default risk is limited to the respective business and is without recourse to the Parent Company and other subsidiaries, though the Company's equity investments and/or subordinated loans to projects (if any) are at risk. Recourse debt is direct borrowings by the Parent Company and is used to fund development, construction or acquisitions, including serving as funding for equity investments or loans to the affiliates. The Parent Company's debt is, among other things, recourse to the Parent Company and is structurally subordinated to the affiliates' debt.

The following table summarizes the carrying amount and estimated fair values of the Company's recourse and non-recourse debt as of December 31, 2010 and 2009:

	December 31,
	2010		2009
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

	(in millions)
Non-recourse debt	$14,939	$15,269	$13,828	$14,175
Recourse debt	4,612	4,868	5,515	5,603
Total debt	$19,551	$20,137	$19,343	$19,778

Recourse and non-recourse debt are carried at amortized cost. The fair value of recourse debt is estimated based on quoted market prices. The fair value of non-recourse debt is estimated differently based upon the type of loan. The fair value of fixed rate loans is estimated using quoted market prices, if available or a discounted cash flow analysis. In the discounted cash flow analysis, the discount rate is based on the credit rating of the individual debt instruments if available, or the credit rating of the subsidiary. If the subsidiary's credit rating is not available, a synthetic credit rating is determined using certain key metrics, including cash flow ratios and interest coverage, as well as other industry specific factors. For subsidiaries located outside of the U.S., in the event that the country rating is lower than the credit rating previously determined, the country rating is used for the purposes of the discounted cash flow analysis. The fair value of recourse and non-recourse debt excludes accrued interest at the valuation date.

The estimated fair value was determined using available market information as of December 31, 2010 and 2009. The Company is not aware of any factors that would significantly affect the estimated fair value amounts since December 31, 2010.

NON-RECOURSE DEBT

The following table summarizes the carrying amount and terms of non-recourse debt as of December 31, 2010 and 2009:

			December 31,
NON-RECOURSE DEBT	Interest Rate(1)	Maturity	2010	2009

			(in millions)
VARIABLE RATE:(2)
Bank loans	2.39%	2011 - 2027	$3,836	$3,109
Notes and bonds	12.14%	2011 - 2020	2,982	1,922
Debt to (or guaranteed by) multilateral,
export credit agencies or development banks(3)	2.95%	2011 - 2027	1,848	1,679
Other	4.13%	2011 - 2038	365	922
FIXED RATE:
Bank loans	8.44%	2011 - 2023	424	446
Notes and bonds	7.28%	2011 - 2037	4,830	5,265
Debt to (or guaranteed by) multilateral,
export credit agencies or development banks(3)	6.41%	2011 - 2027	467	406
Other	6.31%	2011 - 2039	187	79
SUBTOTAL			$14,939(4)	$13,828(4)
Less: Current maturities			(2,567)	(1,707)
TOTAL			$12,372	$12,121

(1)       Weighted average interest rate at December 31, 2010.

(2)       The Company has interest rate swaps and interest rate option agreements in an aggregate notional principal amount of approximately  $4.3 billion on non-recourse debt outstanding at December 31, 2010. The swap agreements economically change the variable interest rates on the portion of the debt covered by the notional amounts to fixed rates ranging from approximately 0.71% to 6.98%. The option agreements fix interest rates within a range from 4.03% to 7.00%. The agreements expire at various dates from 2016 through 2027.

(3)       Multilateral loans include loans funded and guaranteed by bilaterals, multilaterals, development banks and other similar institutions.

(4)       Non-recourse debt of  $182 million and  $902 million as of December 31, 2010 and 2009, respectively, was excluded from non-recourse debt and included in current and long-term liabilities of held for sale and discontinued businesses in the accompanying Consolidated Balance Sheets.

Non-recourse debt as of December 31, 2010 is scheduled to reach maturity as set forth in the table below:

		Annual
December 31,		Maturities
		(in millions)
2011	.	$2,567
2012	.	646
2013	.	941
2014	.	1,826
2015	.	1,124
Thereafter		7,835
Total non-recourse debt		$14,939

As of December 31, 2010, AES subsidiaries with facilities under construction had a total of approximately  $432 million of committed but unused credit facilities available to fund construction and other related costs. Excluding these facilities under construction, AES subsidiaries had approximately  $664 million in a number of available but unused committed revolving credit lines to support their working capital, debt service reserves and other business needs. These credit lines can be used in one or more of the following ways: solely for borrowings; solely for letters of credit; or a combination of these uses. The weighted average interest rate on borrowings from these facilities was 3.24% at December 31, 2010.

Non-Recourse Debt Covenants, Restrictions and Defaults

The terms of the Company's non-recourse debt include certain financial and non-financial covenants. These covenants are limited to subsidiary activity and vary among the subsidiaries. These covenants may include but are not limited to maintenance of certain reserves, minimum levels of working capital and limitations on incurring additional indebtedness. Compliance with certain covenants may not be objectively determinable.

As of December 31, 2010 and 2009, approximately  $693 million and  $548 million, respectively, of restricted cash was maintained in accordance with certain covenants of the non-recourse debt agreements, and these amounts were included within “Restricted cash” and “Debt service reserves and other deposits” in the accompanying Consolidated Balance Sheets.

Various lender and governmental provisions restrict the ability of certain of the Company's subsidiaries to transfer their net assets to the Parent Company. Such restricted net assets of subsidiaries amounted to approximately  $4.6 billion at December 31, 2010.

The following table summarizes the Company's subsidiary non-recourse debt in default or accelerated as of December 31, 2010 and is included in the current portion of non-recourse debt unless otherwise indicated:

	Primary Nature	December 31, 2010
Subsidiary	of Default	Default	Net Assets

		(in millions)
Maritza	Covenant	$986	$262
Sonel	Covenant	390	357
Kelanitissa	Covenant	28	31
Aixi	Payment	4	(8)
Total		$1,408

None of the subsidiaries that are currently in default are subsidiaries that met the applicable definition of materiality under AES' corporate debt agreements as of December 31, 2010 in order for such defaults to trigger an event of default or permit acceleration under such indebtedness. The bankruptcy or acceleration of material amounts of debt at such entities would cause a cross default under the recourse senior secured credit facility. However, as a result of additional dispositions of assets, other significant reductions in asset carrying values or other matters in the future that may impact our financial position and results of operations or the financial position or results of the individual subsidiary, it is possible that one or more of these subsidiaries could fall within the definition of a “material subsidiary” and thereby upon a bankruptcy or acceleration of its non-recourse debt trigger an event of default and possible acceleration of the indebtedness under the AES Parent Company's outstanding debt securities.

RECOURSE DEBT

The following table summarizes the carrying amount and terms of recourse debt of the Company as of December 31, 2010 and 2009:

			December 31,
RECOURSE DEBT	Interest Rate	Maturity	2010	2009

			(in millions)
Senior Unsecured Note	9.375%	2010	$-	$214
Senior Secured Term Loan	LIBOR + 1.75%	2011	200	200
Senior Unsecured Note	8.875%	2011	129	129
Senior Unsecured Note	8.375%	2011	134	139
Second Priority Senior Secured Note	8.75%	2013	-	690
Senior Unsecured Note	7.75%	2014	500	500
Senior Unsecured Note	7.75%	2015	500	500
Senior Unsecured Note	9.75%	2016	535	535
Senior Unsecured Note	8.00%	2017	1,500	1,500
Senior Unsecured Note	8.00%	2020	625	625
Term Convertible Trust Securities	6.75%	2029	517	517
Unamortized discounts			(28)	(34)
SUBTOTAL			$4,612	$5,515
Less: Current maturities			(463)	(214)
Total			$4,149	$5,301

Recourse debt as of December 31, 2010 is scheduled to reach maturity as set forth in the table below:

December 31,		Annual Maturities
		(in millions)
2011	.	$463
2012	.	-
2013	.	-
2014	.	497
2015	.	500
Thereafter		3,152
Total recourse debt		$4,612

Recourse Debt Transactions

During 2010, the Company redeemed  $690 million aggregate principal of its 8.75% Second Priority Senior Secured Notes due 2013 ("the 2013 Notes"). The 2013 Notes were redeemed at a redemption price equal to 101.458% of the principal amount redeemed. The Company recognized a pre-tax loss on the redemption of the 2013 Notes of  $15 million for the year ended December 31, 2010, which is included in "Other expense" in the accompanying Consolidated Statement of Operations.

On July 29, 2010, the Company entered into a second amendment ("Amendment No. 2") to the Fourth Amended and Restated Credit and Reimbursement Agreement, dated as of July 29, 2008, among the Company, various subsidiary guarantors and various lending institutions (the "Existing Credit Agreement") that amends and restates the Existing Credit Agreement (as so amended and restated by Amendment No. 2, the "Fifth Amended and Restated Credit Agreement"). The Fifth Amended and Restated Credit Agreement adjusted the terms and conditions of the Existing Credit Agreement, including the following changes:

  the aggregate commitment for the revolving credit loan facility was increased to  $800 million;
  the final maturity date of the revolving credit loan facility was extended to January 29, 2015;
  changes to the facility fee applicable to the revolving credit loan facility;
  the interest rate margin applicable to the revolving credit loan facility is now based on the credit rating assigned to the loans under the credit agreement, with pricing currently at LIBOR + 3.00%;
  there is an undrawn fee of 0.625% per annum;
  the Company may incur a combination of additional term loan and revolver commitments so long as total term loan and revolver commitments (including those currently outstanding) do not exceed  $1.4 billion; and
  the negative pledge (i.e., a cap on first lien debt) of  $3.0 billion.

Recourse Debt Covenants and Guarantees

Certain of the Company's obligations under the senior secured credit facility are guaranteed by its direct subsidiaries through which the Company owns its interests in the AES Shady Point, AES Hawaii, AES Warrior Run and AES Eastern Energy businesses. The Company's obligations under the senior secured credit facility are, subject to certain exceptions, secured by:

(i)        all of the capital stock of domestic subsidiaries owned directly by the Company and 65% of the capital stock of certain foreign subsidiaries owned directly or indirectly by the Company; and

(ii)        certain intercompany receivables, certain intercompany notes and certain intercompany tax sharing agreements.

The senior secured credit facility is subject to mandatory prepayment under certain circumstances, including the sale of a guarantor subsidiary. In such a situation, the net cash proceeds from the sale of a Guarantor or any of its subsidiaries must be applied pro rata to repay the term loan using 60% of net cash proceeds, reduced to 50% when and if the parent's recourse debt to cash flow ratio is less than 5:1. The lenders have the option to waive their pro rata redemption.

The senior secured credit facility contains customary covenants and restrictions on the Company's ability to engage in certain activities, including, but not limited to, limitations on other indebtedness, liens, investments and guarantees; limitations on restricted payments such as shareholder dividends and equity repurchases; restrictions on mergers and acquisitions, sales of assets, leases, transactions with affiliates and off-balance sheet or derivative arrangements; and other financial reporting requirements.

The senior secured credit facility also contains financial covenants requiring the Company to maintain certain financial ratios including a cash flow to interest coverage ratio, calculated quarterly, which provides that a minimum ratio of the Company's adjusted operating cash flow to the Company's interest charges related to recourse debt of 1.3× must be maintained at all times and a recourse debt to cash flow ratio, calculated quarterly, which provides that the ratio of the Company's total recourse debt to the Company's adjusted operating cash flow must not exceed a maximum at any time of calculation, or 7.5× at December 31, 2010.

The terms of the Company's senior unsecured notes and senior secured credit facility contain certain covenants including, without limitation, limitation on the Company's ability to incur liens or enter into sale and leaseback transactions.

TERM CONVERTIBLE TRUST SECURITIES

Between 1999 and 2000, AES Trust III, a wholly owned special purpose business trust, issued approximately 10.35 million of  $3.375 Term Convertible Preferred Securities (“TECONS”) (liquidation value  $50) for total proceeds of  $517 million and concurrently purchased  $517 million of 6.75% Junior Subordinated Convertible Debentures due 2029 (the “6.75% Debentures” of the Company). The TECONS are consolidated and classified as long-term recourse debt on the Company's Consolidated Balance Sheet.

AES, at its option, can redeem the 6.75% Debentures which would result in the required redemption of the TECONS issued by AES Trust III, currently for  $50 per TECON. The TECONS must be redeemed upon maturity of the 6.75% Debentures. The TECONS are convertible into the common stock of AES at each holder's option prior to October 15, 2029 at the rate of 1.4216, representing a conversion price of  $35.17 per share. The maximum number of shares of common stock AES would be required to issue should all holders decide to convert their securities would be 14.7 million shares.

Dividends on the TECONS are payable quarterly at an annual rate of 6.75%. The Trust is permitted to defer payment of dividends for up to 20 consecutive quarters, provided that the Company has exercised its right to defer interest payments under the corresponding debentures or notes. During such deferral periods, dividends on the TECONS would accumulate quarterly and accrue interest, and the Company may not declare or pay dividends on its common stock. AES has not exercised the option to defer any dividends at this time and all dividends due under the Trust have been paid.

AES Trust III is a VIE under the relevant consolidation accounting guidance. AES' obligations under the 6.75% Debentures and other relevant trust agreements, in aggregate, constitute a full and unconditional guarantee by AES of the TECON Trusts' obligations. Accordingly, AES consolidates AES Trust III. As of December 31, 2010 and 2009, the sole assets of AES Trust III are the 6.75% Debentures.

Commitments	12 Months Ended
Dec. 31, 2010
COMMITMENTS

11. COMMITMENTS

The following disclosures exclude any businesses classified as discontinued operations or held-for-sale.

OPERATING LEASES—As of December 31, 2010, the Company was obligated under long-term non-cancelable operating leases, primarily for certain transmission lines, office rental and site leases. Rental expense for lease commitments under these operating leases for the years ended December 31, 2010, 2009 and 2008 was  $58 million,  $62 million and  $73 million, respectively.

The table below sets forth the future minimum lease commitments under these operating leases as of December 31, 2010 for 2011 through 2015 and thereafter:

December 31,		Future Commitments for Operating Leases
		(in millions)
2011	.	$56
2012	.	55
2013	.	56
2014	.	54
2015	.	50
Thereafter		647
Total		$918

CAPITAL LEASES—Several AES subsidiaries lease operating and office equipment and vehicles that are considered capital lease transactions. These capital leases are recognized in Property, Plant and Equipment within “Electric generation and distribution assets” and primarily relate to transmission lines at our subsidiaries in Brazil. The gross value of the leased assets as of December 31, 2010 and 2009 was  $98 million and  $106 million, respectively.

The following table summarizes the future minimum lease payments under capital leases together with the present value of the net minimum lease payments as of December 31, 2010 for 2011 through 2015 and thereafter:

December 31,		Future Minimum Lease Payments
		(in millions)
2011	.	$17
2012	.	14
2013	.	12
2014	.	11
2015	.	10
Thereafter		142
Total		$206
Less: Imputed interest		127
Present value of total minimum lease payments		$79

CONTRACTS—Operating subsidiaries of the Company have entered into contracts for the purchase of electricity from third parties that primarily include energy auction agreements at our Brazil subsidiaries with extended terms from 2011 through 2042 and in some cases are subject to variable quantities or prices. Purchases in the years ended December 31, 2010, 2009 and 2008 were approximately  $2.4 billion,  $2.1 billion and  $1.5 billion, respectively.

The table below sets forth the future minimum commitments under these electricity purchase contracts at December 31, 2010 for 2011 through 2015 and thereafter:

December 31,		Future Commitments for Electricity Purchase Contracts
		(in millions)
2011	.	$3,055
2012	.	3,273
2013	.	2,845
2014	.	2,569
2015	.	2,642
Thereafter		37,776
Total		$52,160

Operating subsidiaries of the Company have entered into various long-term contracts for the purchase of fuel subject to termination only in certain limited circumstances and in some cases are subject to variable quantities or prices. Purchases in the years ended December 31, 2010, 2009 and 2008 were  $1.8 billion,  $1.3 billion and  $1.1 billion, respectively.

The table below sets forth the future minimum commitments under these fuel contracts as of December 31, 2010 for 2011 through 2015 and thereafter:

December 31,		Future Commitments for Fuel Contracts
		(in millions)
2011	.	$1,530
2012	.	1,144
2013	.	733
2014	.	552
2015	.	454
Thereafter		4,391
Total		$8,804

The Company's subsidiaries have entered into other various long-term contracts. These contracts are mainly for construction projects, service and maintenance, transmission of electricity and other operation services. Payments under these contracts for the years ended December 31, 2010, 2009 and 2008 were  $1.7 billion,  $2.8 billion and  $1.9 billion, respectively.

The table below sets forth the future minimum commitments under these other purchase contracts as of December 31, 2010 for 2011 through 2015 and thereafter:

December 31,		Future Commitments for Other Purchase Contracts
		(in millions)
2011	.	$1,628
2012	.	1,357
2013	.	1,246
2014	.	1,540
2015	.	1,212
Thereafter		14,057
Total		$21,040

Contingencies	12 Months Ended
Dec. 31, 2010
CONTINGENCIES

12. CONTINGENCIES

ENVIRONMENTAL LIABILITIES

The Company will record liabilities when an environmental assessment indicates that remedial actions are probable and that costs can be reasonably estimated.  As of December 31, 2010, the Company has recognized liabilities of  $21 million for estimated environmental remediation costs and potential fines and penalties. These are reported on the Consolidated Balance Sheet within “accrued and other liabilities” and “other long-term liabilities.” Due to the uncertainties associated with environmental assessment and remediation activities, actual future costs of compliance or remediation could be higher or lower than the amount currently accrued. Certain expenditures may also be capitalized in accordance with the Company's property, plant and equipment policies and are excluded from environmental liabilities in accordance with accounting guidelines. Any capital expenditures incurred of this nature would be incremental to amounts reserved.

ENVIRONMENTAL REGULATION

The Company is subject to numerous environmental laws and regulations in the jurisdictions in which it operates. The Company expenses environmental regulation compliance costs as incurred unless the underlying expenditure qualifies for capitalization under its property, plant and equipment policies. The Company faces certain risks and uncertainties related to these environmental laws and regulations, including existing and potential greenhouse gas (“GHG”) legislation or regulations, and actual or potential laws and regulations pertaining to water discharges, waste management (including disposal of coal combustion byproducts), and certain air emissions, such as SO2, NOX, particulate matter and mercury. Such risks and uncertainties could result in increased capital expenditures or other compliance costs which could have a material adverse effect on certain of our United States or international subsidiaries, and our consolidated results of operations. For further information about environmental risks, see Item 1A.—Risk Factors of the 2010 Form 10-K, “Our businesses are subject to stringent environmental laws and regulations,” “Our businesses are subject to enforcement initiatives from environmental regulatory agencies,” and “Regulators, politicians, non-governmental organizations and other private parties have expressed concern about greenhouse gas, or GHG, emissions and the potential risks associated with climate change and are taking actions which could have a material adverse impact on our consolidated results of operations, financial condition and cash flows.”

Legislation and Regulation of GHG Emissions

       Currently in the United States there is no Federal legislation establishing mandatory GHG emissions reduction programs (including CO2) affecting the electric power generation facilities of the Company's subsidiaries. There are numerous state programs regulating GHG emissions from electric power generation facilities and there is a possibility that federal GHG legislation will be enacted within the next several years. Further, the EPA has adopted regulations pertaining to GHG emissions and has announced its intention to propose new regulations for electric generating units under Section 111 of the United States Clean Air Act (“CAA”).

Potential United States Federal GHG Legislation. Federal legislation passed the United States House of Representatives in 2009 that, if adopted, would impose a nationwide cap-and-trade program to reduce GHG emissions. In the United States Senate, several different draft bills pertaining to GHG legislation have been considered at various times since then, including comprehensive GHG legislation similar to the legislation that passed the United States House of Representatives and more limited legislation focusing only on the utility and electric generation industry. It is uncertain whether any such legislation or any new legislation pertaining to GHG emissions will be voted on or passed by the Senate. If any legislation is passed by the Senate, it is uncertain whether such legislation will be reconciled with the House of Representatives' legislation and ultimately enacted into law. However, if any such legislation is enacted, the impact could be material to the Company.

EPA GHG Regulation. The EPA promulgated regulations governing GHG emissions from automobiles under the CAA. The effect of the EPA's regulation of GHG emissions from mobile sources is that certain provisions of the CAA will also apply to GHG emissions from existing stationary sources, including many United States power plants. Beginning on January 2, 2011, construction of new stationary sources and modifications to existing stationary sources that result in increased GHG emissions, became subject to permitting requirements under the prevention of significant deterioration ("PSD") program of the CAA. The PSD program, as currently applicable to GHG emissions, requires sources that emit above a certain threshold of GHGs to obtain PSD permits prior to commencement of new construction or modifications to existing facilities. In addition, major sources of GHG emissions may be required to amend, or obtain new, Title V-air permits under the CAA to reflect any new applicable GHG emissions requirements for new construction or for modifications to existing facilities.

The EPA promulgated a final rule on June 3, 2010, (the "Tailoring Rule") that sets thresholds for GHG emissions that would trigger PSD permitting requirements. The Tailoring Rule, which became effective in January of 2011, provides that sources already subject to PSD permitting requirements need to install Best Available Control Technology (“BACT”) for greenhouse gases if a proposed modification would result in the increase of more than 75,000 tons per year of GHG emissions. Also, under the Tailoring Rule, commencing in July of 2011, any new sources of GHG emissions that would emit over 100,000 tons per year of GHG emissions, in addition to any modification that would result in GHG emissions exceeding 75,000 tons per year would require PSD review and be subject to related permitting requirements. The EPA anticipates that it will adjust downward the permitting thresholds of 100,000 tons and 75,000 tons for new sources and modifications, respectively, in future rulemaking actions. The Tailoring Rule substantially reduces the number of sources subject to PSD requirements for GHG emissions and the number of sources required to obtain Title V air permits, although new thermal power plants may still be subject to PSD and Title V requirements because annual GHG emissions from such plants typically far exceed the 100,000 ton threshold noted above. The 75,000 ton threshold for increased GHG emissions from modifications to existing sources may reduce the likelihood that future modifications to plants owned by some of our United States subsidiaries would trigger PSD requirements, although some projects that would expand capacity or electric output are likely to exceed this threshold, and in any such cases the capital expenditures necessary to comply with the PSD requirements could be significant.

In December 2010, the EPA entered into a settlement agreement with several states and environmental groups to resolve a petition for review challenging EPA's new source performance standards (“NSPS”) rulemaking for electric utility steam generating units (“EUSGUs”) based on the NSPS' failure to address GHG emissions. Under the settlement agreement, the EPA has committed to propose GHG emissions standards for EUSGUs by July 26, 2011 and to finalize GHG emissions standards for EUSGUs by May 26, 2012. The NSPS will establish GHG emission standards for newly constructed and reconstructed EUSGUs. The NSPS also will establish guidelines regarding the best system for achieving further GHG emissions reductions from EUSGUs and, based on such guidelines, individual states will be required to submit a plan to the EPA to establish GHG emission standards for existing EUSGUs within their state. It is impossible to estimate the impact and compliance cost associated with any future NSPS applicable to EUSGUs until such regulations are finalized. However, the compliance costs could have a material and adverse impact on our consolidated financial condition or results of operations.

Regional Greenhouse Gas Initiative. The primary regulation of GHG emissions affecting the United States plants of the Company's subsidiaries has been through the Regional Greenhouse Gas Initiative (“RGGI”). Under RGGI, ten Northeastern States have coordinated to establish rules that require reductions in CO2 emissions from power plant operations within those states through a cap-and-trade program. States participating in RGGI in which our subsidiaries have generating facilities include Connecticut, Maryland, New York and New Jersey. Under RGGI, power plants must acquire one carbon allowance through auction or in the emission trading markets for each ton of CO2 emitted.

In July 2003, the European Community “Directive 2003/87/EC on Greenhouse Gas Emission Allowance Trading” was created, which requires member states to limit emissions of CO2 from large industrial sources within their countries. To do so, member states are required to implement EC-approved national allocation plans (“NAPs”). Under the NAPs, member states are responsible for allocating limited CO2 allowances within their borders. Directive 2003/87/EC does not dictate how these allocations are to be made, and NAPs that have been submitted thus far have varied in their allocation methodologies. For these and other reasons, uncertainty remains with respect to the implementation of the European Union Emissions Trading System (“EU ETS”) that commenced in January 2005. The European Union has announced that it intends to keep the EU ETS in place after 2012, even if the Kyoto Protocol is not extended or replaced by another agreement. The Company's subsidiaries operate eight electric power generation facilities, and another subsidiary has one under construction, within six member states which have adopted NAPs to implement Directive 2003/87/EC. At this time, the Company cannot determine fully whether achieving and maintaining compliance with the NAPs, to which its subsidiaries are subject, will have a material impact on its consolidated operations or results. The risk and benefit associated with achieving compliance with applicable NAPs at several facilities of the Company's subsidiaries are not the responsibility of the Company's subsidiaries, as they are subject to contractual provisions that transfer the costs associated with compliance to contract counterparties. However, one such contract counterparty, GDF-Suez, is currently disputing these provisions with AES Energia Cartagena S.R.L. The matter has been submitted to arbitration and the parties are currently awaiting a decision. See Item 3.—Legal Proceedings in the 2010 Form 10-K for more detail regarding this dispute. In connection with this dispute or any similar dispute that might arise with other contract counterparties, there can be no assurance that the Company and/or the relevant subsidiary would prevail, or that the failure to prevail in any such dispute will not have a material adverse effect on the Company and its financial condition or consolidated results of operations.

On February 16, 2005, the Kyoto Protocol became effective. The Kyoto Protocol requires the industrialized countries that have ratified it to significantly reduce their GHG emissions, including CO2. The vast majority of developing countries which have ratified the Kyoto Protocol have no GHG reduction requirements, including many of the countries in which the Company's subsidiaries operate. Of the 28 countries in which the Company's subsidiaries currently operate all but one—the United States (including Puerto Rico)—have ratified the Kyoto Protocol.

In addition to the risks and uncertainties related to GHG regulations or potential legislation, the Company faces certain risks and uncertainties related to regulations or legislation concerning other types of air emissions. In the United States the CAA and various state laws and regulations regulate emissions of air pollutants, including SO2, NOX, particulate matter (“PM”), mercury and other hazardous air pollutants (“HAPs”). The applicable rules and steps taken by the Company to comply with the rules are discussed in further detail below.

The EPA promulgated the “Clean Air Interstate Rule” (“CAIR”) on March 10, 2005, which required allowance surrender for SO2 and NOX, emissions from existing power plants located in 28 eastern states and the District of Columbia. CAIR was subsequently challenged in federal court on July 11, 2008 and the United States Court of Appeals for the D.C. Circuit issued an opinion striking down much of CAIR and remanding it to the EPA.

In response to the D.C. Circuit's opinion, on July 6, 2010, the EPA issued a new proposed rule (the “Transport Rule”) to replace CAIR. The final Transport Rule is scheduled to be issued by July 2011. The Clean Air Transport Rule would require significant reductions in SO2 and NOX emissions in 31 states and the District of Columbia starting in 2012, including several states where subsidiaries of the Company conduct business.

The Transport Rule contemplates three possible options for reducing SO2 and NOX emissions in the designated states. The EPA's preferred option contemplates a set limit or budget on SO2 and NOX emissions for each of the states, with limited interstate trading of emissions allowances and unlimited intrastate trading of SO2 and NOX emissions allowances. Affected power plants would receive emissions allowances based on the applicable state emissions budgets. The EPA's second option under the Transport Rule would establish emission budgets for each state but only allow intrastate trading of emissions allowances. The final option would set emission rate limitations for each power plant but would allow for some intrastate averaging of emission rates. Under any of the proposed options, additional air emission control technology may be required by some of our subsidiaries, and the cost of implementing any such technology could affect the financial condition or results of operations of these subsidiaries or the Parent Company. The EPA has received public comments on the Transport Rule, and such public comments will be considered by the EPA prior to promulgating a final rule.

As a result of prior EPA determinations and a D.C. Circuit Court ruling, the EPA is obligated under Section 112 of the CAA to develop a rule requiring pollution controls for hazardous air pollutants, including mercury, hydrogen chloride, hydrogen fluoride, and nickel species from coal and oil-fired power plants. The EPA has entered into a consent decree under which it is obligated to propose the rule by March 2011 and to finalize the rule by November 2011. In connection with such rule, the CAA requires the EPA to establish maximum achievable control technology (“MACT”) standards for each pollutant regulated under the rule. MACT is defined as the emission limitation achieved by the “best performing 12%” of sources in the source category. While it is impossible to project what emission rate levels the EPA may propose as MACT, the rule may require all coal-fired power plants to install acid gas scrubbers (wet or dry flue gas desulfurization technology) and/or some other type of mercury control technology, such as sorbent injection. Most of the Company's United States coal-fired plants have acid gas scrubbers or comparable control technologies, but it is possible that EPA regulations will require improvements to such control technologies at some of our plants. Under the CAA, compliance is required within three years of the effective date of the rule; however, the compliance period for a unit, or group of units, may be extended by state permitting authorities (for one additional year) or through a determination by the President (for up to two additional years). At this time, the Company cannot predict whether new regulations for hazardous air pollutants will be promulgated or, if promulgated, the extent of such regulations, but the cost of compliance with any such regulations could be material.

In July 1999, the EPA published the “Regional Haze Rule” to reduce haze and protect visibility in designated federal areas. On June 15, 2005, the EPA proposed amendments to the Regional Haze Rule that, among other things, set guidelines for determining when to require the installation of “best available retrofit technology” (“BART”) at older plants. The amendment to the Regional Haze Rule required states to consider the visibility impacts of the haze produced by an individual facility, in addition to other factors, when determining whether that facility must install potentially costly emissions controls. States were required to submit their regional haze state implementation plans (“SIPs”) to the EPA by December 2007, but only 13 states met this deadline. The EPA has yet to approve any state's Regional Haze state implementation plan. The statute requires compliance within five years after the EPA approves the relevant SIP, although individual states may impose more stringent compliance schedules.

In Europe, the Company is, and will continue to be, required to reduce air emissions from our facilities to comply with applicable EC Directives, including Directive 2001/80/EC on the limitation of emissions of certain pollutants into the air from large combustion plants (the “LCPD”), which sets emission limit values for NOX, SO2, and particulate matter for large-scale industrial combustion plants for all member states. Until June 2004, existing coal plants could “opt-in” or “opt-out” of the LCPD emissions standards. Those plants that opted out will be required to cease all operations by 2015 and may not operate for more than 20,000 hours after 2008. Those that opted-in, like the Company's AES Kilroot facility in the United Kingdom, must invest in abatement technology to achieve specific SO2 reductions. Kilroot installed a new flue gas desulphurization system in the second quarter of 2009 in order to satisfy SO2 reduction requirements. The Company's other coal plants in Europe are either exempt from the Directive due to their size or have opted-in but will not require any additional abatement technology to comply with the LCPD.

On January 18, 2011, the President of Chile approved a new air emissions regulation submitted to him by the national environmental regulatory agency (“CONAMA”). The new regulation establishes limits on emissions of NOX, SO2, metals and particulate matter for both existing and new thermal power plants, with more stringent limitations on new facilities. The regulation will become effective upon approval of the General Comptroller of Chile. The regulation will require AES Gener, our Chilean subsidiary, to install emissions reduction equipment at its existing thermal plants from late 2011 through 2015. The exact costs of compliance with such regulation have not yet been determined and the Company believes some of the compliance costs are contractually passed through to counterparties. However, the compliance costs could be material.

Water Discharges

The Company also faces certain risks and uncertainties related to environmental laws and regulations pertaining to water discharge. The Company's facilities are subject to a variety of rules governing water discharges. In particular, the Company is subject to the United States Clean Water Act Section 316(b) rule regarding existing power plant cooling water intake structures issued by the EPA in 2005 (69 Fed. Reg. 41579, July 9, 2004), and the subsequent Circuit Court of Appeals decision and Supreme Court decision regarding this rule. The rule as originally issued could affect 12 of the Company's United States power plants and the rule's requirements would be implemented via each plant's National Pollutant Discharge Elimination System (“NPDES”) water quality permit renewal process. These permits are usually processed by state water quality agencies. To protect fish and other aquatic organisms, the 2004 rule requires existing steam electric generating facilities to utilize the best technology available for cooling water intake structures. To comply, a steam electric generating facility must first prepare a Comprehensive Demonstration Study to assess the facility's effect on the local aquatic environment. Since each facility's design, location, existing control equipment and results of impact assessments must be taken into consideration, costs will likely vary. The timing of capital expenditures to achieve compliance with this rule will vary from site to site. On January 25, 2007, the United States Court of Appeals for the Second Circuit decision (Docket Nos. 04-6692 to 04-6699) vacated and remanded major parts of the 2004 rule back to the EPA. In November 2007, three industry petitioners sought review of the Second Circuit's decision by the United States Supreme Court, and this review was granted by the United States Supreme Court in April 2008. In its April 2009 decision, the United States Supreme Court granted the EPA authority to use a cost-benefit analysis when setting technology-based requirements under Section 316(b) of the Clean Water Act, and expressed no view on the remaining bases for the Second Circuit's remand. New draft rule 316(b) regulations are expected to be proposed by the EPA by March 14, 2011, and finalized by July 27, 2010. Until such regulations are final, the EPA has instructed state regulatory agencies to use their best professional judgment in determining how to evaluate what constitutes best technology available for minimizing adverse environmental impacts from cooling water intake structures. Certain states in which the Company operates power generation facilities, such as New York, have been delegated authority and are moving forward with best technology available determinations in the absence of any final rule from the EPA. On September 27, 2010, the California Office of Administrative Law approved a policy adopted by the California Water Resources Control Board with respect to power plant cooling water intake structures. This policy became effective on October 1, 2010 and establishes technology-based standards to implement Section 316(b) of the United States Clean Water Act. At this time, it is contemplated that the Company's Redondo Beach, Huntington Beach and Alamitos power plants in California will need to have in place “best technology available” by December 31, 2020, or repower the facilities. At present, the Company cannot predict the final requirements under Section 316(b) or whether compliance with the anticipated new 316(b) rule will have a material impact on our operations or results, but the Company expects that capital investments and/or modifications resulting from such requirements could be significant.

Waste Management

The Company also faces certain risks and uncertainties related to environmental laws and regulations pertaining to waste management. In the course of operations, the Company's facilities generate solid and liquid waste materials requiring eventual disposal or processing. With the exception of coal combustion byproducts (“CCB”), the wastes are not usually physically disposed of on our property, but are shipped off site for final disposal, treatment or recycling. CCB, which consists of bottom ash, fly ash and air pollution control wastes, is disposed of at some of our coal-fired power generation plant sites using engineered, permitted landfills. Waste materials generated at our electric power and distribution facilities include CCB, oil, scrap metal, rubbish, small quantities of industrial hazardous wastes such as spent solvents, tree and land clearing wastes and polychlorinated biphenyl contaminated liquids and solids. The Company endeavors to ensure that all of its solid and liquid wastes are disposed of in accordance with applicable national, regional, state and local regulations. On December 22, 2009, a dike at a coal ash containment area at the Tennessee Valley Authority's plant in Kingston, Tennessee failed, and over 1 billion gallons of ash was released into adjacent waterways and properties. Following such incident, there has been heightened focus on the regulation of CCBs. On June 21, 2010, the EPA published in the Federal Register a proposed rule to regulate CCB under the Resource Conservation and Recovery Act (“RCRA”). The proposed rule provides two possible options for CCB regulation, both options contemplate heightened structural integrity requirements for surface impoundments of CCB.

The first option contemplates regulation of CCB as a hazardous waste subject to regulation under Subtitle C of the RCRA. Under this option, existing surface impoundments containing CCB would be required to be retrofitted with composite liners and these impoundments would likely be phased out over several years. State and/or federal permit programs would be developed for storage, transport and disposal of CCB. States could bring enforcement actions for non-compliance with permitting requirements, and the EPA would have oversight responsibilities as well as the authority to bring lawsuits for non-compliance.

The second option contemplates regulation of CCB under Subtitle D of the RCRA. Under this option, the EPA would create national criteria applicable to CCB landfills and surface impoundments. Existing impoundments would also be required to be retrofitted with composite liners and would likely be phased out over several years. This option would not contain federal or state permitting requirements. The primary enforcement mechanism under regulation pursuant to Subtitle D would be private lawsuits.

The public comment period for this proposed regulation has expired, and the EPA is required to consider the public comments prior to promulgating a final rule. Requirements under a final rule are expected to become effective by January 2012, with a compliance schedule of five years. While the exact impact and compliance cost associated with future regulations of CCB cannot be established until such regulations are finalized, there can be no assurance that the Company's businesses, financial condition or results of operations would not be materially and adversely affected by such regulations.

GUARANTEES, LETTERS OF CREDIT

In connection with certain project financing, acquisition, power purchase and other agreements, AES has expressly undertaken limited obligations and commitments, most of which will only be effective or will be terminated upon the occurrence of future events. In the normal course of business, AES has entered into various agreements, mainly guarantees and letters of credit, to provide financial or performance assurance to third parties on behalf of AES businesses. These agreements are entered into primarily to support or enhance the creditworthiness otherwise achieved by a business on a stand-alone basis, thereby facilitating the availability of sufficient credit to accomplish their intended business purposes. Most of the contingent obligations primarily relate to future performance commitments which the Company or its businesses expect to fulfill within the normal course of business. The expiration dates of these guarantees vary from less than one year to more than 16 years. In addition to the contingent obligations of the Parent Company identified in the table below, the Company's subsidiaries had letters of credit outstanding to support various contingent obligations.

The following table summarizes the Parent Company's contingent contractual obligations as of December 31, 2010. Amounts presented in the table below represent the Parent Company's current undiscounted exposure to guarantees and the range of maximum undiscounted potential exposure. The maximum exposure is not reduced by the amounts, if any, that could be recovered under the recourse or collateralization provisions in the guarantees. The amounts include obligations made by the Parent Company for the direct benefit of the lenders associated with the non-recourse debt of businesses of  $101 million.

Contingent contractual obligations	Amount	Number of Agreements	Maximum Exposure Range for Each Agreement
	(in millions)		(in millions)
Guarantees	$415	24	< $1 - $62
Letters of credit under the senior secured credit facility	85	30	< $1 - $26
Total	$500	54

The risks associated with these obligations include change of control, construction cost overruns, political risk, tax indemnities, spot market power prices, sponsor support and liquidated damages under power purchase agreements and other agreements for projects in development, under construction and operating. While the Company does not expect to be required to fund any material amounts under these contingent contractual obligations during 2011 or beyond that are not recognized on the Consolidated Balance Sheet, many of the events which would give rise to such an obligation are beyond the Parent Company's control. There can be no assurance that the Parent Company would have adequate sources of liquidity to fund its obligations under these contingent contractual obligations if it were required to make substantial payments thereunder.

During 2010, the Company paid letter of credit fees ranging from 3.19% to 3.75% per annum on the outstanding amounts of letters of credit.

LITIGATION

The Company is involved in certain claims, suits and legal proceedings in the normal course of business, some of which are described below. The Company has accrued for litigation and claims where it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. The Company has evaluated claims in accordance with the accounting guidance for contingencies that it deems both probable and reasonably estimable and accordingly, has recorded aggregate reserves for all claims for approximately  $448 million and  $480 million as of December 31, 2010 and 2009, respectively. These are reported on the Consolidated Balance Sheet within “accrued and other liabilities” and “other long-term liabilities.” A significant portion of these reserves relate to employment, non-income tax and customer disputes in international jurisdictions, principally Brazil. Certain of the Company's subsidiaries, principally in Brazil, are defendants in a number of labor and employment lawsuits. The complaints generally seek unspecified monetary damages, injunctive relief, or other relief. The subsidiaries have denied any liability and intend to vigorously defend themselves in all of these proceedings. There can be no assurance that this reserve will be adequate to cover all existing and future claims or that we will have the liquidity to pay such claims as they arise.

The Company believes, based upon information it currently possesses and taking into account established reserves for liabilities and its insurance coverage, that the ultimate outcome of these proceedings and actions is unlikely to have a material effect on the Company's financial statements. However, even where no reserve has been recognized, it is reasonably possible that some matters could be decided unfavorably to the Company, and could require the Company to pay damages or make expenditures in amounts that could be material.

In 1989, Centrais Elétricas Brasileiras S.A. (“Eletrobrás”) filed suit in the Fifth District Court in the State of Rio de Janeiro against Eletropaulo Eletricidade de São Paulo S.A. (“EEDSP”) relating to the methodology for calculating monetary adjustments under the parties' financing agreement. In April 1999, the Fifth District Court found for Eletrobrás and in September 2001, Eletrobrás initiated an execution suit in the Fifth District Court to collect approximately R $1.10 billion ( $659 million) from Eletropaulo (as estimated by Eletropaulo) and a lesser amount from an unrelated company, Companhia de Transmissão de Energia Elétrica Paulista (“CTEEP”) (Eletropaulo and CTEEP were spun off from EEDSP pursuant to its privatization in 1998). In November 2002, the Fifth District Court rejected Eletropaulo's defenses in the execution suit. Eletropaulo appealed and in September 2003, the Appellate Court of the State of Rio de Janeiro (“AC”) ruled that Eletropaulo was not a proper party to the litigation because any alleged liability had been transferred to CTEEP pursuant to the privatization. In June 2006, the Superior Court of Justice (“SCJ”) reversed the Appellate Court's decision and remanded the case to the Fifth District Court for further proceedings, holding that Eletropaulo's liability, if any, should be determined by the Fifth District Court. Eletropaulo's subsequent appeals to the Special Court (the highest court within the SCJ) and the Supreme Court of Brazil were dismissed. Eletrobrás later requested that the amount of Eletropaulo's alleged debt be determined by an accounting expert appointed by the Fifth District Court. Eletropaulo consented to the appointment of such an expert, subject to a reservation of rights. In February 2010, the Fifth District Court appointed an accounting expert to determine the amount of the alleged debt and the responsibility for its payment in light of the privatization, in accordance with the methodology proposed by Eletrobrás. Pursuant to its reservation of rights, Eletropaulo filed an interlocutory appeal with the AC asserting that the expert was required to determine the issues in accordance with the methodology proposed by Eletropaulo, and that Eletropaulo should be entitled to take discovery and present arguments on the issues to be determined by the expert. In April 2010, the AC issued a decision agreeing with Eletropaulo's arguments and directing the Fifth District Court to proceed accordingly. Eletrobrás may restart the accounting proceedings at the Fifth District Court at any time, which would proceed according to the AC's April 2010 decision. In the Fifth District Court proceedings, the expert's conclusions will be subject to the Fifth District Court's review and approval. If Eletropaulo is determined to be responsible for the debt, after the amount of the alleged debt is determined, Eletrobrás will be entitled to resume the execution suit in the Fifth District Court at any time. If Eletrobrás does so, Eletropaulo will be required to provide security in the amount of its alleged liability. In that case, if Eletrobrás requests the seizure of such security and the Fifth District Court grants such request, Eletropaulo's results of operations may be materially adversely affected, and in turn the Company's results of operations could be materially adversely affected. In addition, in February 2008, CTEEP filed a lawsuit in the Fifth District Court against Eletrobrás and Eletropaulo seeking a declaration that CTEEP is not liable for any debt under the financing agreement. The parties are disputing the proper venue for the CTEEP lawsuit. Eletropaulo believes it has meritorious defenses to the claims asserted against it and will defend itself vigorously in these proceedings; however, there can be no assurances that it will be successful in its efforts.

In August 2000, the FERC announced an investigation into the organized California wholesale power markets to determine whether rates were just and reasonable. Further investigations involved alleged market manipulation. FERC requested documents from each of the AES Southland, LLC plants and AES Placerita, Inc. AES Southland and AES Placerita have cooperated fully with the FERC investigations. AES Southland was not subject to refund liability because it did not sell into the organized spot markets due to the nature of its tolling agreement. After hearings at FERC, AES Placerita was found subject to refund liability of  $588,000 plus interest for spot sales to the California Power Exchange from October 2, 2000 to June 20, 2001. As FERC investigations and hearings progressed, numerous appeals on related issues were filed with the U.S. Court of Appeals for the Ninth Circuit. Over the years, the Ninth Circuit issued several opinions that had the potential to expand the scope of the FERC proceedings and increase refund exposure for AES Placerita and other sellers of electricity. Following remand of one of the Ninth Circuit appeals in March 2009, FERC started a new hearing process involving AES Placerita and other sellers. In May 2009, AES Placerita entered into a settlement, approved by FERC in July 2009, concerning the claims before FERC against AES Placerita relating to the California energy crisis of 2000-2001, including the California refund proceeding. Pursuant to the settlement, AES Placerita paid  $6 million and assigned a receivable of  $168,119 due to it from the California Power Exchange in return for a release of all claims against it at FERC by the settling parties and other consideration. More than 98% of the buyers in the market elected to join the settlement. A small amount of AES Placerita's settlement payment was placed in escrow for buyers that did not join the settlement (“non-settling parties”). It is unclear whether the escrowed funds will be enough to satisfy any additional sums that might be determined to be owed to non-settling parties at the conclusion of the FERC proceedings concerning the California energy crisis. However, any such additional sums are expected to be immaterial to the Company's consolidated financial statements. In November 2009, one non-settling party, the Sacramento Municipal Utility District (“SMUD”), filed an appeal of the FERC's approval of the settlement which is pending in the Ninth Circuit. SMUD's appeal has been stayed pending further order of the court. The settlement agreement is still effective and will continue to remain effective unless it is vacated by the Ninth Circuit. SMUD has reached a settlement in principal with buyers of electricity that, if approved by FERC, will leave only immaterial claims of non-settling parties against AES Placerita.

In August 2001, the Grid Corporation of Orissa, India, now Gridco Ltd. (“Gridco”), filed a petition against the Central Electricity Supply Company of Orissa Ltd. (“CESCO”), an affiliate of the Company, with the Orissa Electricity Regulatory Commission (“OERC”), alleging that CESCO had defaulted on its obligations as an OERC-licensed distribution company, that CESCO management abandoned the management of CESCO, and asking for interim measures of protection, including the appointment of an administrator to manage CESCO. Gridco, a state-owned entity, is the sole wholesale energy provider to CESCO. Pursuant to the OERC's August 2001 order, the management of CESCO was replaced with a government administrator who was appointed by the OERC. The OERC later held that the Company and other CESCO shareholders were not necessary or proper parties to the OERC proceeding. In August 2004, the OERC issued a notice to CESCO, the Company and others giving the recipients of the notice until November 2004 to show cause why CESCO's distribution license should not be revoked. In response, CESCO submitted a business plan to the OERC. In February 2005, the OERC issued an order rejecting the proposed business plan. The order also stated that the CESCO distribution license would be revoked if an acceptable business plan for CESCO was not submitted to and approved by the OERC prior to March 31, 2005. In its April 2, 2005 order, the OERC revoked the CESCO distribution license. CESCO has filed an appeal against the April 2, 2005 OERC order and that appeal remains pending in the Indian courts. In addition, Gridco asserted that a comfort letter issued by the Company in connection with the Company's indirect investment in CESCO obligates the Company to provide additional financial support to cover all of CESCO's financial obligations to Gridco. In December 2001, Gridco served a notice to arbitrate pursuant to the Indian Arbitration and Conciliation Act of 1996 on the Company, AES Orissa Distribution Private Limited (“AES ODPL”), and Jyoti Structures (“Jyoti”) pursuant to the terms of the CESCO Shareholders Agreement between Gridco, the Company, AES ODPL, Jyoti and CESCO (the “CESCO arbitration”). In the arbitration, Gridco appeared to be seeking approximately  $189 million in damages, plus undisclosed penalties and interest, but a detailed alleged damage analysis was not filed by Gridco. The Company counterclaimed against Gridco for damages. In June 2007, a 2-to-1 majority of the arbitral tribunal rendered its award rejecting Gridco's claims and holding that none of the respondents, the Company, AES ODPL, or Jyoti, had any liability to Gridco. The respondents' counterclaims were also rejected. In September 2007, Gridco filed a challenge of the arbitration award with the local Indian court. In June 2008, Gridco filed a separate application with the local Indian court for an order enjoining the Company from selling or otherwise transferring its shares in Orissa Power Generation Corporation Ltd. (“OPGC”), an equity method investment, and requiring the Company to provide security in the amount of the contested damages in the CESCO arbitration until Gridco's challenge to the arbitration award is resolved. In June 2010, a 2-to-1 majority of the arbitral tribunal awarded the Company some of its costs relating to the arbitration. In August 2010, Gridco filed a challenge of the cost award with the local Indian court. The Company believes that it has meritorious defenses to the claims asserted against it and will defend itself vigorously in these proceedings; however, there can be no assurances that it will be successful in its efforts.

In early 2002, Gridco made an application to the OERC requesting that the OERC initiate proceedings regarding the terms of OPGC's existing PPA with Gridco. In response, OPGC filed a petition in the Indian courts to block any such OERC proceedings. In early 2005, the Orissa High Court upheld the OERC's jurisdiction to initiate such proceedings as requested by Gridco. OPGC appealed that High Court's decision to the Supreme Court and sought stays of both the High Court's decision and the underlying OERC proceedings regarding the PPA's terms. In April 2005, the Supreme Court granted OPGC's requests and ordered stays of the High Court's decision and the OERC proceedings with respect to the PPA's terms. The matter is awaiting further hearing. Unless the Supreme Court finds in favor of OPGC's appeal or otherwise prevents the OERC's proceedings regarding the PPA's terms, the OERC will likely lower the tariff payable to OPGC under the PPA, which would have an adverse impact on OPGC's financials. OPGC believes that it has meritorious claims and defenses and will assert them vigorously in these proceedings; however, there can be no assurances that it will be successful in its efforts.

In March 2003, the office of the Federal Public Prosecutor for the State of São Paulo, Brazil (“MPF”) notified AES Eletropaulo that it had commenced an inquiry related to the BNDES financings provided to AES Elpa and AES Transgás and the rationing loan provided to Eletropaulo, changes in the control of Eletropaulo, sales of assets by Eletropaulo and the quality of service provided by Eletropaulo to its customers, and requested various documents from Eletropaulo relating to these matters. In July 2004, the MPF filed a public civil lawsuit in the Federal Court of São Paulo (“FSCP”) alleging that BNDES violated Law 8429/92 (the Administrative Misconduct Act) and BNDES's internal rules by: (1) approving the AES Elpa and AES Transgás loans; (2) extending the payment terms on the AES Elpa and AES Transgás loans; (3) authorizing the sale of Eletropaulo's preferred shares at a stock-market auction; (4) accepting Eletropaulo's preferred shares to secure the loan provided to Eletropaulo; and (5) allowing the restructurings of Light Serviços de Eletricidade S.A. and Eletropaulo. The MPF also named AES Elpa and AES Transgás as defendants in the lawsuit because they allegedly benefited from BNDES's alleged violations. In May 2006, the FCSP ruled that the MPF could pursue its claims based on the first, second, and fourth alleged violations noted above. The MPF subsequently filed an interlocutory appeal with the Federal Court of Appeals (“FCA”) seeking to require the FCSP to consider all five alleged violations. Also, in July 2006, AES Elpa and AES Transgás filed an interlocutory appeal with the FCA, which was subsequently consolidated with the MPF's interlocutory appeal, seeking a transfer of venue and to enjoin the FCSP from considering any of the alleged violations. In June 2009, the FCA granted the injunction sought by AES Elpa and AES Transgás and transferred the case to the Federal Court of Rio de Janeiro. In May 2010, the MPF filed an appeal with the Superior Court of Justice challenging the transfer. The MPF's lawsuit before the FCSP has been stayed pending a final decision on the interlocutory appeals. AES Elpa and AES Brasiliana (the successor of AES Transgás) believe they have meritorious defenses to the allegations asserted against them and will defend themselves vigorously in these proceedings; however, there can be no assurances that they will be successful in their efforts.

AES Florestal, Ltd. (“Florestal”), had been operating a pole factory and had other assets, including a wooded area known as “Horto Renner,” in the State of Rio Grande do Sul, Brazil (collectively, “Property”). Florestal had been under the control of AES Sul (“Sul”) since October 1997, when Sul was created pursuant to a privatization by the Government of the State of Rio Grande do Sul. After it came under the control of Sul, Florestal performed an environmental audit of the entire operational cycle at the pole factory. The audit discovered 200 barrels of solid creosote waste and other contaminants at the pole factory. The audit concluded that the prior operator of the pole factory, Companhia Estadual de Energia Elétrica (“CEEE”), had been using those contaminants to treat the poles that were manufactured at the factory. Sul and Florestal subsequently took the initiative of communicating with Brazilian authorities, as well as CEEE, about the adoption of containment and remediation measures. The Public Attorney's Office has initiated a civil inquiry (Civil Inquiry n. 24/05) to investigate potential civil liability and has requested that the police station of Triunfo institute a police investigation (IP number 1041/05) to investigate potential criminal liability regarding the contamination at the pole factory. The parties filed defenses in response to the civil inquiry. The Public Attorney's Office then requested an injunction which the judge rejected on September 26, 2008. The Public Attorney's office has a right to appeal the decision. The environmental agency (“FEPAM”) has also started a procedure (Procedure n. 088200567/059) to analyze the measures that shall be taken to contain and remediate the contamination. Also, in March 2000, Sul filed suit against CEEE in the 2nd Court of Public Treasure of Porto Alegre seeking to register in Sul's name the Property that it acquired through the privatization but that remained registered in CEEE's name. During those proceedings, AES subsequently waived its claim to re-register the Property and asserted a claim to recover the amounts paid for the Property. That claim is pending. In November 2005, the 7th Court of Public Treasure of Porto Alegre ruled that the Property must be returned to CEEE. CEEE has had sole possession of Horto Renner since September 2006 and of the rest of the Property since April 2006. In February 2008, Sul and CEEE signed a “Technical Cooperation Protocol” pursuant to which they requested a new deadline from FEPAM in order to present a proposal. In March 2008, the State Prosecution office filed a Public Class Action against AES Florestal, AES Sul and CEEE, requiring an injunction for the removal of the alleged sources of contamination and the payment of an indemnity in the amount of R $6 million ( $4 million). The injunction was rejected and the case is in the evidentiary stage awaiting the judge's determination concerning the production of expert evidence. The above-referenced proposal was delivered on April 8, 2008. FEPAM responded by indicating that the parties should undertake the first step of the proposal which would be to retain a contractor. In its response, Sul indicated that such step should be undertaken by CEEE as the relevant environmental events resulted from CEEE's operations. It is estimated that remediation could cost approximately R $14.7 million ( $9 million). Discussions between Sul and CEEE are ongoing.

In January 2004, the Company received notice of a “Formulation of Charges” filed against the Company by the Superintendence of Electricity of the Dominican Republic. In the “Formulation of Charges,” the Superintendence asserts that the existence of three generation companies (Empresa Generadora de Electricidad Itabo, S.A. (“Itabo”), Dominican Power Partners, and AES Andres BV) and one distribution company (Empresa Distribuidora de Electricidad del Este, S.A. (“Este”)) in the Dominican Republic, violates certain cross-ownership restrictions contained in the General Electricity Law of the Dominican Republic. In February 2004, the Company filed in the First Instance Court of the National District of the Dominican Republic an action seeking injunctive relief based on several constitutional due process violations contained in the “Formulation of Charges” (“Constitutional Injunction”). In February 2004, the Court granted the Constitutional Injunction and ordered the immediate cessation of any effects of the “Formulation of Charges,” and the enactment by the Superintendence of Electricity of a special procedure to prosecute alleged antitrust complaints under the General Electricity Law. In March 2004, the Superintendence of Electricity appealed the Court's decision. In July 2004, the Company divested any interest in Este. The Superintendence of Electricity's appeal is pending. The Company believes it has meritorious defenses to the claims asserted against it and will defend itself vigorously in these proceedings; however, there can be no assurances that it will be successful in its efforts.

In July 2004, the Corporación Dominicana de Empresas Eléctricas Estatales (“CDEEE”) filed lawsuits against Itabo, an affiliate of the Company, in the First and Fifth Chambers of the Civil and Commercial Court of First Instance for the National District. CDEEE alleges in both lawsuits that Itabo spent more than was necessary to rehabilitate two generation units of an Itabo power plant and, in the Fifth Chamber lawsuit, that those funds were paid to affiliates and subsidiaries of AES Gener and Coastal Itabo, Ltd. (“Coastal”), a former shareholder of Itabo, without the required approval of Itabo's board of administration. In the First Chamber lawsuit, CDEEE seeks an accounting of Itabo's transactions relating to the rehabilitation. In November 2004, the First Chamber dismissed the case for lack of legal basis. On appeal, in October 2005 the Court of Appeals of Santo Domingo ruled in Itabo's favor, reasoning that it lacked jurisdiction over the dispute because the parties' contracts mandated arbitration. The Supreme Court of Justice is considering CDEEE's appeal of the Court of Appeals' decision. In the Fifth Chamber lawsuit, which also names Itabo's former president as a defendant, CDEEE seeks  $15 million in damages and the seizure of Itabo's assets. In October 2005, the Fifth Chamber held that it lacked jurisdiction to adjudicate the dispute given the arbitration provisions in the parties' contracts. The First Chamber of the Court of Appeal ratified that decision in September 2006. In a related proceeding, in May 2005, Itabo filed a lawsuit in the U.S. District Court for the Southern District of New York seeking to compel CDEEE to arbitrate its claims. The petition was denied in July 2005. Itabo's appeal of that decision to the U.S. Court of Appeals for the Second Circuit has been stayed since September 2006. Further, in September 2006, in an International Chamber of Commerce arbitration, an arbitral tribunal determined that it lacked jurisdiction to decide arbitration claims concerning these disputes. Itabo believes it has meritorious claims and defenses and will assert them vigorously in these proceedings; however, there can be no assurances that it will be successful in its efforts.

In April 2006, a putative class action was filed in the U.S. District Court for the Southern District of Mississippi (“District Court”) on behalf of certain individual plaintiffs and all residents and/or property owners in the State of Mississippi who allegedly suffered harm as a result of Hurricane Katrina, and against the Company and numerous unrelated companies, whose alleged greenhouse gas emissions contributed to alleged global warming which, in turn, allegedly increased the destructive capacity of Hurricane Katrina. The plaintiffs assert unjust enrichment, civil conspiracy/aiding and abetting, public and private nuisance, trespass, negligence, and fraudulent misrepresentation and concealment claims against the defendants. The plaintiffs seek damages relating to loss of property, loss of business, clean-up costs, personal injuries and death, but do not quantify their alleged damages. In August 2007, the District Court dismissed the case. The plaintiffs subsequently appealed to the U.S. Court of Appeals for the Fifth Circuit, which, in October 2009, affirmed the District Court's dismissal of the plaintiffs' unjust enrichment, fraudulent misrepresentation, and civil conspiracy claims. However, the Fifth Circuit reversed the District Court's dismissal of the plaintiffs' public and private nuisance, trespass, and negligence claims, and remanded those claims to the District Court for further proceedings. In February 2010, the Fifth Circuit granted the petitions for en banc rehearing filed by the Company and other defendants, and thereby vacated its October 2009 decision. In May 2010, the Fifth Circuit dismissed the appeal on the ground that it had lost its quorum for en banc review. In August 2010, the plaintiffs filed a petition for a writ of mandamus in the U.S. Supreme Court, requesting the Supreme Court to direct the Fifth Circuit to reinstate the appeal and return it to the panel that issued the October 2009 decision. In January 2011, the Supreme Court denied the petition, ending the case.

In July 2007, the Competition Committee of the Ministry of Industry and Trade of the Republic of Kazakhstan (the “Competition Committee”) ordered Nurenergoservice, an AES subsidiary, to pay approximately KZT 18 billion ( $120 million) for alleged antimonopoly violations in 2005 through the first quarter of 2007. The Competition Committee's order was affirmed by the economic court in April 2008 (“April 2008 Decision”). The economic court also issued an injunction to secure Nurenergoservice's alleged liability, freezing Nurenergoservice's bank accounts and prohibiting Nurenergoservice from transferring or disposing of its property. Nurenergoservice's subsequent appeals to the court of appeals were rejected. In February 2009, the Antimonopoly Agency (the Competition Committee's successor) seized approximately KZT 783 million ( $5 million) from a frozen Nurenergoservice bank account in partial satisfaction of Nurenergoservice's alleged damages liability. However, on appeal to the Kazakhstan Supreme Court, in October 2009, the Supreme Court annulled the decisions of the lower courts because of procedural irregularities and remanded the case to the economic court for reconsideration. On remand, in January 2010, the economic court reaffirmed its April 2008 Decision. Nurenergoservice's appeals in the court of appeals (first panel) and the court of appeals (second panel) were unsuccessful. Nurenergoservice intends to file a further appeal to the Kazakhstan Supreme Court. In separate but related proceedings, in August 2007, the Competition Committee ordered Nurenergoservice to pay approximately KZT 1.8 billion ( $12 million) in administrative fines for its alleged antimonopoly violations. Nurenergoservice's appeal to the administrative court was rejected in February 2009. Given the adverse court decisions against Nurenergoservice, the Antimonopoly Agency may attempt to seize Nurenergoservice's remaining assets, which are immaterial to the Company's consolidated financial statements. The Antimonopoly Agency has not indicated whether it intends to assert claims against Nurenergoservice for alleged antimonopoly violations post first quarter 2007. Nurenergoservice believes it has meritorious defenses to the claims asserted against it; however, there can be no assurances that it will prevail in these proceedings.

In April 2009, the Antimonopoly Agency initiated an investigation of the power sales of Ust-Kamenogorsk HPP (“UK HPP”) and Shulbinsk HPP, hydroelectric plants under AES concession (collectively, the “Hydros”), in January through February 2009. The investigation of Shulbinsk HPP is ongoing, but the investigation of UK HPP has been completed. The Antimonopoly Agency determined that UK HPP abused its market position and charged monopolistically high prices for power in January through February 2009. The Agency sought an order from the administrative court requiring UK HPP to pay an administrative fine of approximately KZT 120 million ( $1 million) and to disgorge profits for the period at issue, estimated by the Antimonopoly Agency to be approximately KZT 440 million ( $3 million). No fines or damages have been paid to date, however, as the proceedings in the administrative court have been suspended due to the initiation of related criminal proceedings against officials of UK HPP. The Hydros believe they have meritorious defenses and will assert them vigorously in these proceedings; however, there can be no assurances that they will be successful in their efforts.

In April 2009, the Antimonopoly Agency initiated an investigation of Ust-Kamenogorsk TETS LLP's (“UKT”) power sales in 2008 through February 2009. The Antimonopoly Agency subsequently concluded that UKT abused its market position and charged monopolistically high prices for power and should pay an administrative fine of approximately KZT 136 million ( $1 million). The Antimonopoly Agency later sought an order from the administrative court requiring UKT to pay the fine. The administrative court proceedings have been suspended due to a related criminal investigation of UKT employees. If the investigation is terminated and the Antimonopoly Agency prevails in the administrative proceedings, UKT may be ordered to pay the administrative fine and disgorge the profits from the sales at issue, estimated by the Antimonopoly Agency to be approximately 514 million KZT ( $3 million). UKT believes it has meritorious defenses and will assert them vigorously in these proceedings; however, there can be no assurances that it will be successful in its efforts.

In December 2007, an arbitral tribunal terminated ESSA's gas supply contracts with members of the Sierra Chata Consortium in light of the restrictions that had been placed on the export of gas by the Argentine Republic. ESSA thereafter terminated its gas transportation contract with Transportadora de Gas del Norte S.A. (“TGN”), and initiated arbitration seeking relief from the obligation to pay the firm tariff under ESSA's gas transportation contracts with Gasoducto GasAndes (Argentina) S.A. (“GasAndes Argentina”) and Gasoducto GasAndes S.A. (“GasAndes Chile”) or in the alternative, termination of such contracts. TGN (which later filed a lawsuit against ESSA in Argentina), GasAndes Argentina, and GasAndes Chile disputed that the restrictions on the export of gas justified the adjustment or termination of the respective gas transportation contracts and sought due tariff payments. On December 29, 2010, ESSA reached settlement agreements with GasAndes Argentina, GasAndes Chile, and TGN terminating the respective gas transportation contracts and resolving all pending legal disputes and potential future claims. ESSA recognized approximately  $72 million as other expense for the three months ended December 31, 2010 related to the settlement agreements. Upon termination of the TGN gas transportation contract, ESSA is no longer required to pay certain charges imposed by the Argentine Republic relating to gas supply infrastructure.

In February 2008, the Native Village of Kivalina and the City of Kivalina, Alaska, filed a complaint in the U.S. District Court for the Northern District of California against the Company and numerous unrelated companies, claiming that the defendants' alleged GHG emissions have contributed to alleged global warming which, in turn, allegedly has led to the erosion of the plaintiffs' alleged land. The plaintiffs assert nuisance and concert of action claims against the Company and the other defendants, and a conspiracy claim against a subset of the other defendants. The plaintiffs seek to recover relocation costs, indicated in the complaint to be from  $95 million to  $400 million, and other unspecified damages from the defendants. The Company filed a motion to dismiss the case, which the District Court granted in October 2009. The plaintiffs have appealed to the U.S. Court of Appeals for the Ninth Circuit. The parties have briefed the appeal and are awaiting a date for oral argument. The Company believes it has meritorious defenses to the claims asserted against it and will defend itself vigorously in these proceedings; however, there can be no assurances that it will be successful in its efforts.

In July, 1993 the Public Attorney's office filed a claim against Eletropaulo, the Sao Paulo State Government, SABESP (a state-owned company), CETESB (a state-owned company) and DAEE (the municipal Water and Electric Energy Department) alleging that they were liable for pollution of the Billings Reservoir as a result of pumping water from the Pinheiros River into the Billings Reservoir. The events in question occurred while Eletropaulo was a state-owned company. An initial lower court decision in 2007 found the parties liable for the payment of approximately R $670 million ( $401 million) for remediation. Eletropaulo subsequently appealed the decision to the Appellate Court of the State of Sao Paulo which reversed the lower court decision. In 2009, the Public Attorney's Office has filed appeals to both Superior Court of Justice (“SCJ”) and the Supreme Court (“SC”) and such appeals were answered by Eletropaulo in the fourth quarter of 2009. Eletropaulo believes it has meritorious defenses to the claims asserted against it and will defend itself vigorously in these proceedings; however, there can be no assurances that it will be successful in its efforts.

In September 1996, a public civil action was asserted against Eletropaulo and Associação Desportiva Cultural Eletropaulo (the “Associação”) relating to alleged environmental damage caused by construction of the Associação near Guarapiranga Reservoir. The initial decision that was upheld by the Appellate Court of the State of Sao Paulo in 2006 found that Eletropaulo should repair the alleged environmental damage by demolishing certain construction and reforesting the area, and either sponsor an environmental project which would cost approximately R $1 million ( $599 thousand) as of December 31, 2010, or pay an indemnification amount of approximately R $10.2 million ( $6 million). Eletropaulo has appealed this decision to the Supreme Court and is awaiting a decision.

In February 2009, a CAA Section 114 information request from the EPA regarding Cayuga and Somerset was received. The request seeks various operating and testing data and other information regarding certain types of projects at the Cayuga and Somerset facilities, generally for the time period from January 1, 2000 through the date of the information request. This type of information request has been used in the past to assist the EPA in determining whether a plant is in compliance with applicable standards under the CAA. Cayuga and Somerset responded to the EPA's information request in June 2009, and they are awaiting a response from the EPA regarding their submittal. At this time, it is not possible to predict what impact, if any, this request may have on the Company, its results of operations or its financial position.

On February 2, 2009, the Cayuga facility received a Notice of Violation from the New York State Department of Environmental Conservation (“NYSDEC”) that the facility had exceeded the permitted volume limit of coal ash that can be disposed of in the on-site landfill. Cayuga has met with NYSDEC and submitted a Landfill Liner Demonstration Report to them. Such report found that the landfill has adequate engineering integrity to support the additional coal ash and there is no inherent environmental threat. NYSDEC has indicated they accept the finding of the report. A permit modification was approved by the NYSDEC on May 14, 2010 and such permit modification allows for closure of this approximately 10-acre portion of the landfill. The construction in accordance with the approved permit modification was completed in November 2010 and the certification report for this construction project is currently being drafted to submit to the NYSDEC in the second quarter of 2011. While at this time it is not possible to predict what impact, if any, this matter may have on the Company, its results of operations or its financial position, based upon the discussions to date, the Company does not believe the impact will be material.

In March 2009, AES Uruguaiana Empreendimentos S.A. (“AESU”) initiated arbitration in the International Chamber of Commerce (“ICC”) against YPF S.A. (“YPF”) seeking damages and other relief relating to YPF's breach of the parties' gas supply agreement (“GSA”). Thereafter, in April 2009, YPF initiated arbitration in the ICC against AESU and two unrelated parties, Companhia de Gas do Esado do Rio Grande do Sul and Transportador de Gas del Mercosur S.A. (“TGM”), claiming that AESU wrongfully terminated the GSA and caused the termination of a transportation agreement (“TA”) between YPF and TGM (“YPF Arbitration”). YPF seeks an unspecified amount of damages from AESU, a declaration that YPF's performance was excused under the GSA due to certain alleged force majeure events, or, in the alternative, a declaration that the GSA and the TA should be terminated without a finding of liability against YPF because of the allegedly onerous obligations imposed on YPF by those agreements. In addition, in the YPF Arbitration, TGM asserts that if it is determined that AESU is responsible for the termination of the GSA, AESU is liable for TGM's alleged losses, including losses under the TA. The procedural schedules for the arbitrations have been established but the hearing dates have not been scheduled to date. AESU believes it has meritorious defenses to the claims asserted against it and will defend itself vigorously; however, there can be no assurances that it will be successful in its efforts.

In June 2009, the Supreme Court of Chile affirmed a January 2009 decision of the Valparaiso Court of Appeals (“VCA”) that the environmental permit for Empresa Electrica Campiche's (“EEC”) thermal power plant (“Plant”) was not properly granted and illegal. Construction of the Plant stopped as a consequence of the Supreme Court's decision. In December 2009, Chilean authorities approved new land use regulations that entitled EEC to apply for a new environmental permit. EEC applied for a new environmental permit in January 2010 and permit approval was granted by the Environmental Authority in February 2010. In March 2010, the Mayor of Puchuncaví and another third party challenged the new environmental permit before the VCA. The parties later entered into a settlement agreement pursuant to which the challenge to the new environmental permit was withdrawn in July 2010. In addition, the construction permit that is required to resume construction of the Plant was issued by the Municipality in August 2010. In September 2010, neighbors of Puchuncaví challenged the construction permit filing claims in the VCA. In November 2010, the VCA rejected the claims. The challenging parties subsequently filed appeals with the Supreme Court. In January 2011, the Supreme Court confirmed the decision of the VCA, finally rejecting the constitutional action. EEC has resumed construction of the Plant.

In June 2009, the Inter-American Commission on Human Rights of the Organization of American States (“IACHR”) requested that the Republic of Panama suspend the construction of AES Changuinola S.A.'s hydroelectric project (“Project”) until the bodies of the Inter-American human rights system can issue a final decision on a petition (286/08) claiming that the construction violates the human rights of alleged indigenous communities. In July 2009, Panama responded by informing the IACHR that it would not suspend construction of the Project and requesting that the IACHR revoke its request. In June 2010, the Inter-American Court of Human Rights vacated the IACHR's request. With respect to the merits of the underlying petition, the IACHR heard arguments by the communities and Panama in November 2009, but has not issued a decision to date. The Company cannot predict Panama's response to any determination on the merits of the petition by the bodies of the Inter-American human rights system.

In July 2009, AES Energía Cartagena S.R.L. (“AES Cartagena”) received notices from the Spanish national energy regulator, Comisión Nacional de Energía (“CNE”), stating that the proceeds of the sale of electricity from AES Cartagena's plant should be reduced by roughly the value of the CO2 allowances that were granted to AES Cartagena for free for the years 2007, 2008, and the first half of 2009. In particular, the notices stated that CNE intended to invoice AES Cartagena to recover that value, which CNE calculated as approximately €20 million ( $27 million) for 2007-2008 and an amount to be determined for the first half of 2009. In September 2009, AES Cartagena received invoices for €523,548 (approximately  $694,000) for the allowances granted for free for 2007 and €19,907,248 (approximately  $26 million) for 2008. In July 2010, AES Cartagena received an invoice for approximately €5.4 million ( $7 million) for the allowances granted for free for the first half of 2009. AES Cartagena does not expect to be charged for CO2 allowances issued free of charge for subsequent periods. AES Cartagena has paid the amounts invoiced and has filed challenges to the CNE's demands in the Spanish judicial system. There can be no assurances that the challenges will be successful. AES Cartagena has demanded indemnification from its fuel supply and electricity toller, GDF-Suez, in relation to the CNE invoices under the long-term energy agreement (the “Energy Agreement”) with GDF-Suez. However, GDF-Suez has disputed that it is responsible for the CNE invoices under the Energy Agreement. Therefore, in September 2009, AES Cartagena initiated arbitration against GDF-Suez, seeking to recover the payments made to CNE. In the arbitration, AES Cartagena also seeks a determination that GDF-Suez is responsible for procuring and bearing the cost of CO2 allowances that are required to offset the CO2 emissions of AES Cartagena's power plant, which is also in dispute between the parties. To date, AES Cartagena has paid approximately €20 million ( $27 million) for the CO2 allowances that have been required to offset 2008 and 2009 CO2 emissions. AES Cartagena expects that allowances will need to be purchased to offset emissions for subsequent years. The evidentiary hearing in the arbitration took place from May 31-June 4, 2010, and closing arguments were heard on September 1, 2010. In February 2011, the arbitral tribunal requested further briefing from the parties on certain issues in the arbitration. If AES Cartagena does not prevail in the arbitration and is required to bear the cost of carbon compliance, its results of operations could be materially adversely affected and, in turn, there could be a material adverse effect on the Company and its results of operations. AES Cartagena believes it has meritorious claims and will assert them vigorously in these proceedings; however, there can be no assurances that it will be successful in its efforts.

In September 2009, the Public Defender's Office of the State of Rio Grande do Sul (“PDO”) filed a class action against AES Sul in the 16th District Court of Porto Alegre, Rio Grande do Sul (“District Court”), claiming that AES Sul has been illegally passing PIS and COFINS taxes (taxes based on AES Sul's income) to consumers. According to ANEEL's Order No. 93/05, the federal laws of Brazil, and the Brazilian Constitution, energy companies such as AES Sul are entitled to highlight PIS and COFINS taxes in power bills to final consumers, as the cost of those taxes is included in the energy tariffs that are applicable to final consumers. Before AES Sul had been served with the action, the District Court dismissed the lawsuit in October 2009 on the ground that AES Sul had been properly highlighting PIS and COFINS taxes in consumer bills in accordance with Brazilian law. In April 2010, the PDO appealed to the Appellate Court of the State of Rio Grande do Sul (“AC”). In November 2010, the AC affirmed the dismissal. The PDO is expected to appeal. If the dismissal is ever reversed and AES Sul does not prevail in the lawsuit and is ordered to cease recovering PIS and COFINS taxes pursuant to its energy tariff, its potential prospective losses could be approximately R $9.6 million ( $6 million) per month, as estimated by AES Sul. In addition, if AES Sul is ordered to reimburse consumers, its potential retrospective liability could be approximately R $1.2 billion ( $718 million), as estimated by AES Sul. AES Sul believes it has meritorious defenses to the claims asserted against it and will defend itself vigorously in these proceedings if it is served with the action; however, there can be no assurances that it would be successful in its efforts. Furthermore, if AES Sul does not prevail in the litigation it will seek to adjust its energy tariff to compensate it for its losses, but there can be no assurances that it would be successful in obtaining an adjusted energy tariff.

In October 2009, IPL received a Notice of Violation (“NOV”) and Finding of Violation from EPA pursuant to CAA Section 113(a). The NOV alleges violations of the CAA at IPL's three coal-fired electric generating facilities dating back to 1986. The alleged violations primarily pertain to EPA's Prevention of Significant Deterioration and nonattainment New Source Review (“NSR”) requirements under the CAA. Since receiving the letter, IPL management has met with EPA staff and is currently in discussions with the EPA regarding possible resolutions to this NOV. At this time, we cannot predict the ultimate resolution of this matter. However, settlements and litigated outcomes of similar cases have required companies to pay civil penalties and to install additional pollution control technology on coal-fired electric generating units. A similar outcome in this case could have a material impact to IPL and could, in turn, have a material impact on the Company. IPL would seek recovery through customer rates of any operating or capital expenditures related to pollution control technology systems to reduce regulated air emissions; however, there can be no assurances that it would be successful in that regard.

In November 2009, April 2010 and December 2010, substantially similar personal injury lawsuits were filed by a total of 26 residents and estates in the Dominican Republic against the Company, AES Atlantis, Inc., AES Puerto Rico, LP, AES Puerto Rico, Inc., and AES Puerto Rico Services, Inc., in the Superior Court for the State of Delaware. In each lawsuit the plaintiffs allege that the coal combustion byproducts of AES Puerto Rico's power plant were illegally placed in the Dominican Republic in October 2003 through March 2004 and subsequently caused the plaintiffs' birth defects, other personal injuries, and/or deaths. The plaintiffs do not quantify their alleged damages, but generally allege that they are entitled to compensatory and punitive damages. The AES defendants have moved for partial dismissal of both the November 2009 and April 2010 lawsuits on various grounds. (The AES Defendants have until mid-February to respond to the December 2010 lawsuit.) In September 2010, the Superior Court heard arguments on the motions. The Superior Court dismissed the plaintiffs' fraud allegations without prejudice to replead, and the plaintiffs filed amended complaints in November 2010. The AES defendants have filed a renewed motion to dismiss the amended issues. The remaining claims (other than fraud) addressed in the AES defendants' original motion to dismiss are still pending. The AES defendants believe they have meritorious defenses to the claims asserted against them and will defend themselves vigorously; however, there can be no assurances that they will be successful in their efforts.

On December 21, 2010, AES-3C Maritza East 1 EOOD, which owns an unfinished 670MW lignite-fired power plant in Bulgaria, made the first in a series of demands on the performance bond securing the construction Contractor's obligations under the parties' EPC Contract. The Contractor failed to complete the plant on schedule. The total amount demanded by Maritza under the performance bond is approximately €155 million ( $205 million). However, the Contractor obtained a temporary injunction from a French court preventing the issuing bank from honoring the bond demands. As the performance bond is governed by English law, Maritza obtained a judgment from an English court that the bond should be paid, and then presented this judgment to the French court which issued the temporary injunction. However, on February 10, 2011, the French court issued a decision enjoining the issuing bank from honoring the demands on the performance bond pending the determination of the arbitration between Maritza and the Contractor, described below. Maritza is attempting to lift that injunction or otherwise obtain payment on its demands. In addition, in December 2010, the Contractor issued a notice of dispute alleging that the lignite that has been supplied by Maritza for commissioning of the power plant is out of specification, allegedly entitling the Contractor to an extension of time to complete the power plant, an increase to the contract price of approximately €62 million ( $82 million), and other relief. The Contractor thereafter advised Maritza that it had stopped commissioning of the power plant's two units because of the characteristics of the lignite supplied, and, in January 2011, initiated arbitration on its lignite claim. Maritza disputes that the lignite is out of specification and intends to defend the arbitration and assert counterclaims for delay liquidated damages and other relief relating to the Contractor's failure to complete the power plant and other breaches of the EPC contract.

Benefit Plans	12 Months Ended
Dec. 31, 2010
BENEFIT PLANS

13. BENEFIT PLANS

DEFINED CONTRIBUTION PLAN—The Company sponsors one defined contribution plan, qualified under section 401 of the Internal Revenue Code. All U.S. employees of the Company are eligible to participate in the plan except for those employees who are not covered by their collective bargaining agreement. The plan provides matching contributions in AES common stock, other contributions at the discretion of the Compensation Committee of the Board of Directors in AES common stock and discretionary tax deferred contributions from the participants. Participants are fully vested in their own contributions and the Company's matching contributions. Participants vest in other company contributions ratably over a five-year period ending on the fifth anniversary of their hire date. Company contributions to the plans were approximately  $22 million,  $22 million, and  $21 million for the years ended December 31, 2010, 2009, and 2008, respectively.

DEFINED BENEFIT PLANS —Certain of the Company's subsidiaries have defined benefit pension plans covering substantially all of their respective employees. Pension benefits are based on years of credited service, age of the participant and average earnings. Of the 28 defined benefit plans, two are at U.S. subsidiaries and the remaining plans are at foreign subsidiaries.

AES adopted the measurement date provisions of the pension accounting guidance, which require a year-end measurement date of plan assets and obligations for all defined benefit plans, for the fiscal year ended December 31, 2008 and, accordingly, recognized a cumulative adjustment of  $1 million to retained earnings as of December 31, 2008.

The following table reconciles the Company's funded status, both domestic and foreign, as of December 31, 2010 and 2009:

	December 31,
	2010		2009
	U.S.	Foreign	U.S.	Foreign

	(in millions)
CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$549	$5,138	$528	$3,498
Service cost	7	17	6	13
Interest cost	32	511	32	459
Employee contributions	-	5	-	19
Plan amendments	11	-	-	-
Plan settlements	-	(2)	-	-
Benefits paid	(30)	(411)	(29)	(366)
Business combinations	-	14	-	-
Actuarial loss	39	474	12	304
Effect of foreign currency exchange rate change	-	249	-	1,211
Benefit obligation as of December 31	$608	$5,995	$549	$5,138
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	$368	$4,045	$306	$2,752
Actual return on plan assets	46	742	71	489
Employer contributions	29	157	20	188
Employee contributions	-	5	-	19
Plan settlements	-	(2)	-	-
Benefits paid	(30)	(411)	(29)	(366)
Effect of foreign currency exchange rate change	-	198	-	963
Fair value of plan assets as of December 31	$413	$4,734	$368	$4,045
RECONCILIATION OF FUNDED STATUS
Funded status as of December 31	$(195)	$(1,261)	$(181)	$(1,093)

The following table summarizes the amounts recognized on the Consolidated Balance Sheets related to the funded status of the plans, both domestic and foreign, as of December 31, 2010 and 2009:

	December 31,
	2010		2009
	U.S.	Foreign	U.S.	Foreign

	(in millions)
AMOUNTS RECOGNIZED ON THE
CONSOLIDATED BALANCE SHEETS
Noncurrent assets	$-	$34	$-	$32
Accrued benefit liability - current	-	(5)	-	(4)
Accrued benefit liability - long-term	(195)	(1,290)	(181)	(1,121)
Net amount recognized at end of year	$(195)	$(1,261)	$(181)	$(1,093)

The following table summarizes the Company's accumulated benefit obligation, both domestic and foreign, as of December 31, 2010 and 2009:

	December 31,
	2010		2009
	U.S.	Foreign	U.S.	Foreign

	(in millions)
Accumulated Benefit Obligation	$592	$5,936	$535	$5,098
Information for pension plans with an accumulated
benefit obligation in excess of plan assets:
Projected benefit obligation	$608	$5,703	$549	$4,887
Accumulated benefit obligation	592	5,657	535	4,855
Fair value of plan assets	413	4,410	368	3,765
Information for pension plans with a projected
benefit obligation in excess of plan assets:
Projected benefit obligation	$608	$5,710	$549	$4,892
Fair value of plan assets	413	4,415	368	3,766

The table below summarizes the significant weighted average assumptions used in the calculation of benefit obligation and net periodic benefit cost, both domestic and foreign, as of December 31, 2010 and 2009:

	December 31,
	2010		2009
	U.S.	Foreign	U.S.	Foreign
Benefit Obligation:
Discount rates	5.38%	9.84%	5.92%	10.56%
Rates of compensation increase	N/A (1)	6.00%	N/A (1)	6.00%
Periodic Benefit Cost:
Discount rate	5.92%	10.56%	6.26%	11.78%
Expected long-term rate of return on plan assets	8.00%	11.12%	8.00%	11.99%
Rate of compensation increase	N/A (1)	6.00%	N/A (1)	5.97%

(1)       The Company's two plans in the U.S. use salary bands to determine future benefit costs rather than rates of compensation increases.

The Company establishes its estimated long-term return on plan assets considering various factors, which include the targeted asset allocation percentages, historic returns and expected future returns.

The measurement of pension obligations, costs and liabilities is dependent on a variety of assumptions. These assumptions include estimates of the present value of projected future pension payments to all plan participants, taking into consideration the likelihood of potential future events such as salary increases and demographic experience. These assumptions may have an effect on the amount and timing of future contributions.

The assumptions used in developing the required estimates include the following key factors:

•       discount rates;

•       salary growth;

•       retirement rates;

•       inflation;

•       expected return on plan assets; and

•       mortality rates.

The effects of actual results differing from the Company's assumptions are accumulated and amortized over future periods and, therefore, generally affect the Company's recognized expense in such future periods.

Sensitivity of the Company's pension funded status to the indicated increase or decrease in the discount rate and long-term rate of return on plan assets assumptions is shown below. Note that these sensitivities may be asymmetric and are specific to the base conditions at year-end 2010. They also may not be additive, so the impact of changing multiple factors simultaneously cannot be calculated by combining the individual sensitivities shown. The December 31, 2010 funded status is affected by the December 31, 2010 assumptions. Pension expense for 2010 is affected by the December 31, 2009 assumptions. The impact on pension expense from a one percentage point change in these assumptions is shown in the table below (in millions):

Increase of 1% in the discount rate	$(34)
Decrease of 1% in the discount rate	$43
Increase of 1% in the long-term rate of return on plan assets	$(42)
Decrease of 1% in the long-term rate of return on plan assets	$42

The following table summarizes the components of the net periodic benefit cost, both domestic and foreign, for the years ended December 31, 2010 through 2008:

	December 31,
Components of Net Periodic Benefit Cost:	2010		2009		2008
	U.S.	Foreign	U.S.	Foreign	U.S.	Foreign

	(in millions)
Service cost	$7	$17	$6	$13	$5	$11
Interest cost	32	511	32	459	30	453
Expected return on plan assets	(30)	(427)	(24)	(374)	(31)	(412)
Amortization of initial net asset	-	(1)	-	(2)	-	(3)
Amortization of prior service cost	3	-	4	-	3	-
Amortization of net loss	12	38	16	7	1	2
Settlement gain recognized	-	1	-	-	1	-
Total pension cost	$24	$139	$34	$103	$9	$51

The following table summarizes the amounts reflected in Accumulated Other Comprehensive Loss on the Consolidated Balance Sheet as of December 31, 2010 that have not yet been recognized as components of net periodic benefit cost:

	December 31, 2010
	Accumulated Other Comprehensive Loss		Amounts expected to be reclassified to earnings in next fiscal year
	U.S.	Foreign	U.S.	Foreign

	(in millions)

Prior service cost	$-	$(2)	$-	$-
Unrecognized net actuarial loss	-	(876)	-	(23)
Total	$-	$(878)	$-	$(23)

The following table summarizes the Company's target allocation for 2010 and pension plan asset allocation, both domestic and foreign, as of December 31, 2010 and 2009:

			Percentage of Plan Assets as of December 31,
	Target Allocations		2010		2009
Asset Category	U.S.	Foreign	U.S.	Foreign	U.S.	Foreign

Equity securities	50%	15% - 30%	53.51%	22.71%	57.06%	22.22%
Debt securities	40%	59% - 85%	25.91%	73.36%	34.24%	73.34%
Real estate	0%	0% - 4%	0.00%	2.09%	0.00%	2.07%
Other	10%	0% - 6%	20.58%	1.84%	8.70%	2.37%
Total pension assets			100.00%	100.00%	100.00%	100.00%

The U.S. plans seek to achieve the following long-term investment objectives:

•       Maintenance of sufficient income and liquidity to pay retirement benefits and other lump sum payments;

•       Long-term rate of return in excess of the annualized inflation rate;

•       Long-term rate of return, net of relevant fees, that meet or exceed the assumed actuarial rate; and

•       Long-term competitive rate of return on investments, net of expenses, that is equal to or exceeds various benchmark rates.

The asset allocation is reviewed periodically to determine a suitable asset allocation which seeks to manage risk through portfolio diversification and takes into account, among other possible factors, the above-stated objectives, in conjunction with current funding levels, cash flow conditions and economic and industry trends. The following table summarizes the Company's U.S. plan assets by category of investment and level within the fair value hierarchy as of December 31, 2010 and 2009:

	December 31, 2010				December 31, 2009
U.S. Plans	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

	(in millions)
Equity securities:
Common stock	$146	$36	$-	$182	$176	$31	$-	$207
Mutual funds	39	-	-	39	3	-	-	3
Debt securities:
Government debt securities	32	-	-	32	43	-	-	43
Corporate debt securities	62	-	-	62	66	-	-	66
Mutual funds(1)	2	-	-	2	2	-	-	2
Other debt securities	11	-	-	11	15	-	-	15
Other:
Cash and cash equivalents	69	-	-	69	16	-	-	16
Other investments	-	16	-	16	-	16	-	16
Total plan assets	$361	$52	$-	$413	$321	$47	$-	$368

(1)       Mutual funds categorized as debt securities consist of mutual funds for which debt securities are the primary underlying investment.

The investment strategy of the foreign plans seeks to maximize return on investment while minimizing risk. The assumed asset allocation has less exposure to equities in order to closely match market conditions and near term forecasts. The following table summarizes the Company's foreign plan assets by category of investment and level within the fair value hierarchy as of December 31, 2010 and 2009:

	December 31, 2010				December 31, 2009
Foreign Plans	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

	(in millions)
Equity securities:
Common stock	$30	$-	$-	$30	$21	$-	$-	$21
Mutual funds	524	-	-	524	472	-	-	472
Private equity(1)	-	-	521	521	-	-	406	406
Debt securities:
Certificates of deposit	-	4	-	4	-	7	-	7
Unsecured debentures	-	19	-	19	-	14	-	14
Government debt securities	-	234	-	234	-	206	-	206
Mutual funds(2)	95	3,110	-	3,205	88	2,646	-	2,734
Other debt securities	-	11	-	11	-	5	-	5
Real estate:
Real estate(1)	-	-	99	99	-	-	84	84
Other:
Cash and cash equivalents	-	4	-	4	20	2	-	22
Participant loans(3)	-	-	83	83	-	-	74	74
Total plan assets	$649	$3,382	$703	$4,734	$601	$2,880	$564	$4,045

  Plan assets of our Brazilian subsidiaries are invested in private equities and commercial real estate through the plan administrator in Brazil. The fair value of these assets is determined using the income approach through annual appraisals based on a discounted cash flow analysis.
  Mutual funds categorized as debt securities consist of mutual funds for which debt securities are the primary underlying investment.
  Loans to participants are stated at cost, which approximates fair value.

The following table presents a reconciliation of all plan assets measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2010 and 2009:

	Year Ended December 31,
	2010	2009

	(in millions)

Balance at January 1	$564	$380
Actual return on plan assets:
Returns relating to assets still held at reporting date	104	46
Purchases, sales, issuances and settlements	3	1
Change due to exchange rate changes	32	137
Balance at December 31	$703	$564

The following table summarizes the scheduled cash flows for U.S. and foreign expected employer contributions and expected future benefit payments, both domestic and foreign:

	U.S.	Foreign
	(in millions)
Expected employer contribution in 2011	$36	$165
Expected benefit payments for fiscal year ending:
2011	31	432
2012	32	447
2013	33	464
2014	35	481
2015	36	498
2016 - 2020	201	2,751

Equity	12 Months Ended
Dec. 31, 2010
EQUITY

14. EQUITY

STOCK PURCHASE AGREEMENT

On March 12, 2010, the Company and Terrific Investment Corporation (“Investor”), a wholly owned subsidiary of China Investment Corporation, entered into a stockholder agreement (the “Stockholder Agreement”) in connection with the agreement discussed in the following paragraph. Under the Stockholder Agreement, as long as Investor holds more than 5% of the outstanding shares of common stock of the Company, Investor will have the right to designate one nominee, who must be reasonably acceptable to the Board, for election to the Board of Directors of the Company. Investor has not designated its nominee for election to the Board of Directors of the Company. In addition, until such time as Investor holds 5% or less of the outstanding shares of common stock, Investor has agreed to vote its shares in accordance with the recommendation of the Company on any matters submitted to a vote of the stockholders of the Company relating to the election of directors and compensation matters. Otherwise, Investor may vote its shares at its discretion. Further, under the Stockholder Agreement, Investor will be subject to a standstill restriction which generally prohibits Investor from purchasing additional securities of the Company beyond the level acquired by it under the stock purchase agreement entered into between Investor and the Company on November 6, 2009. In addition, Investor has agreed to a lock-up restriction such that Investor would not sell its shares for a period of 12 months following the closing, subject to certain exceptions. The standstill and lock-up restrictions also terminate at such time as Investor holds 5% or less of the outstanding shares of common stock. Investor will have certain registration rights and preemptive rights under the Stockholder Agreement with respect to its shares of common stock of the Company.

On March 15, 2010, the Company completed the sale of 125,468,788 shares of common stock to Investor. The shares were sold for  $12.60 per share, for an aggregate purchase price of  $1.58 billion. Investor's ownership in the Company's common stock is now approximately 15% of the Company's total outstanding shares of common stock on a fully diluted basis.

STOCK REPURCHASE PROGRAM

In July 2010, the Company's Board of Directors approved a stock repurchase program under which the Company may repurchase up to  $500 million of AES common stock. The Board authorization permits the Company to repurchase stock through a variety of methods, including open market repurchases and/or privately negotiated transactions. The original authorization was set to expire on December 31, 2010, however; in December 2010, the Board authorized an extension of the stock repurchase program. There can be no assurance as to the amount, timing or prices of repurchases, which may vary based on market conditions and other factors. The stock repurchase program may be modified, extended or terminated by the Board of Directors at any time. During the year ended December 31, 2010, shares of common stock repurchased under this plan totaled 8,382,825 at a total cost of  $99 million plus a nominal amount of commissions (average of  $11.86 per share including commissions). There was  $401 million remaining under the stock repurchase program available for future repurchases at December 31, 2010.

On August 7, 2008, the Company's Board of Directors approved a share repurchase plan for up to  $400 million of AES common stock. The Board authorization permitted the Company to repurchase shares over a six month period ended February 7, 2009. Shares of common stock repurchased under this plan through December 31, 2008 totaled 10,691,267 at a total cost of  $143 million plus commissions of  $0.3 million (average of  $13.41 per share including commissions). The Board authorization of the stock repurchase program expired on February 7, 2009.

The shares of stock repurchased have been classified as treasury stock and accounted for using the cost method. A total of 17,287,073 and 9,534,580 shares were held in treasury stock at December 31, 2010 and 2009, respectively. The Company has not retired any shares held in treasury during the years ended December 31, 2010, 2009 or 2008.

COMPREHENSIVE INCOME

The components of comprehensive income for the years ended December 31, 2010, 2009 and 2008 were as follows:

	December 31,
	2010	2009	2008

	(in millions)
Net income	$1,059	$1,755	$2,032
Change in fair value of available-for-sale securities, net of income tax
(expense) benefit of $3, $(4) and $0, respectively	(5)	6	-
Foreign currency translation adjustments, net of income tax (expense)
benefit of $(11), $(78) and $53, respectively	468	742	(1,052)

Derivative activity:
Reclassification to earnings, net of income tax (expense)
of $(30), $(41) and $(19), respectively	91	(141)	90
Change in derivative fair value, net of income tax (expense) benefit
of $56, $34 and $(29), respectively	(242)	214	(158)
Total change in fair value of derivatives	(151)	73	(68)
Change in unfunded pension obligation, net of income tax benefit
of $45, $69 and $77, respectively	(88)	(139)	(149)
Other comprehensive income (loss)	224	682	(1,269)
Comprehensive income	1,283	2,437	763
Less: Comprehensive income attributable to noncontrolling interests(1)	(1,038)	(1,485)	(169)
Comprehensive income attributable to The AES Corporation	$245	$952	$594

(1)       Reflects the (income) loss attributed to noncontrolling interests in the form of common securities and dividends on preferred stock.

The following table summarizes the balances comprising accumulated other comprehensive loss, net of tax, as of December 31, 2010 and 2009:

	December 31,
	2010	2009

	(in millions)
Foreign currency translation adjustment	$1,824	$2,312
Unrealized derivative losses	344	224
Unfunded pension obligation	216	194
Unrealized loss on securities available for sale	(1)	(6)
Total	$2,383	$2,724

The following table summarizes the net income attributable to The AES Corporation and transfers (to) from noncontrolling interests for the years ended December 31, 2010 and 2009:

	December 31,
	2010	2009

	(in millions)
Net income attributable to The AES Corporation	$9	$658
Transfers (to) from the noncontrolling interests:
Decrease in The AES Corporation's paid-in capital for purchase of subsidiary shares	(25)	-
Net transfers (to) from noncontrolling interest	(25)	-
Change from net income attributable to The AES Corporation and transfers (to) from
noncontrolling interests	$(16)	$658

Segment and Geographic Information	12 Months Ended
Dec. 31, 2010
SEGMENT AND GEOGRAPHIC INFORMATION

15. SEGMENT AND GEOGRAPHIC INFORMATION

The management reporting structure is organized along our two lines of business (Generation and Utilities) and three regions: (1) Latin America & Africa; (2) North America; and (3) Europe, Middle East & Asia (collectively “EMEA”), each managed by a regional president. The segment reporting structure uses the Company's management reporting structure as its foundation to reflect how the Company manages the business internally. During 2010, the Company modified its internal reporting structure to move the management of the Company's generation business in Jordan, Amman East, from Asia to Europe. Accordingly, Amman East is now reported within the Europe—Generation segment. All prior periods have been retrospectively restated to reflect this change and conform to current period presentation. The Company applied the segment reporting accounting guidance, which provides certain quantitative thresholds and aggregation criteria, and the Company concluded it has six reportable segments which include:

•       Latin America—Generation;

•       Latin America—Utilities;

•       North America—Generation;

•       North America—Utilities;

•       Europe—Generation;

•       Asia—Generation.

Corporate and Other – The Company's Europe Utilities, Africa Utilities, Africa Generation, Wind Generation and Climate Solutions operating segments are reported within “Corporate and Other” because they do not meet the criteria to allow for aggregation with another operating segment or the quantitative thresholds that would require separate disclosure under segment reporting accounting guidance. None of these operating segments are currently material to our presentation of reportable segments, individually or in the aggregate. AES Solar and certain other unconsolidated businesses are accounted for using the equity method of accounting; therefore, their operating results are included in “Net Equity in Earnings of Affiliates” on the face of the Consolidated Statements of Operations, not in revenue or gross margin. “Corporate and Other” also includes costs related to corporate overhead costs which are not directly associated with the operations of our six reportable segments and other intercompany charges such as self-insurance premiums which are fully eliminated in consolidation.

The Company uses Adjusted Gross Margin, a non-GAAP measure, to evaluate the performance of its segments. Adjusted Gross Margin is defined by the Company as: Gross Margin plus depreciation and amortization less general and administrative expenses.

Segment revenue includes inter-segment sales related to the transfer of electricity from generation plants to utilities within Latin America. No material inter-segment revenue relationships exist between other segments. Corporate allocations include certain management fees and self insurance activities which are reflected within segment Adjusted Gross Margin. All intra-segment activity has been eliminated with respect to revenue and Adjusted Gross Margin within the segment. Inter-segment activity has been eliminated within the total consolidated results. All balance sheet information for businesses that were discontinued or classified as held for sale as of December 31, 2010 is segregated and is shown in the line “Discontinued Businesses” in the accompanying segment tables.

The tables below present the breakdown of business segment balance sheet and income statement data as of and for the years ended December 31, 2010 through 2008:

	Total Revenue			Intersegment			External Revenue
	2010	2009	2008	2010	2009	2008	2010	2009	2008

	(in millions)
Revenue
Latin America - Generation	$4,281	$3,651	$4,468	$(1,017)	$(864)	$(991)	$3,264	$2,787	$3,477
Latin America - Utilities	7,222	6,092	5,907	-	-	-	7,222	6,092	5,907
North America - Generation	1,551	1,483	1,644	-	-	-	1,551	1,483	1,644
North America - Utilities	1,145	1,068	1,079	-	-	-	1,145	1,068	1,079
Europe - Generation	1,318	762	1,044	(2)	2	-	1,316	764	1,044
Asia - Generation	618	375	345	-	-	-	618	375	345
Corp/Other and eliminations	46	9	21	1,019	862	991	1,065	871	1,012
Total Revenue	$16,181	$13,440	$14,508	$-	$-	$-	$16,181	$13,440	$14,508

	Total Adjusted Gross Margin			Intersegment			External Adjusted Gross Margin
	2010	2009	2008	2010	2009	2008	2010	2009	2008

	(in millions)
Adjusted Gross Margin
Latin America - Generation	$1,698	$1,528	$1,557	$(1,010)	$(852)	$(978)	$688	$676	$579
Latin America - Utilities	1,320	1,130	1,102	1,018	865	991	2,338	1,995	2,093
North America - Generation	555	558	640	2	(3)	17	557	555	657
North America - Utilities	407	401	419	2	2	2	409	403	421
Europe - Generation	395	273	305	3	4	2	398	277	307
Asia - Generation	255	111	(11)	2	4	4	257	115	(7)
Corp/Other and eliminations	62	2	(65)	(17)	(20)	(38)	45	(18)	(103)
Reconciliation to Income from Continuing Operations before Taxes
Depreciation and amortization							(1,096)	(936)	(899)
Interest expense							(1,506)	(1,462)	(1,746)
Interest income							410	346	515
Other expense							(238)	(106)	(161)
Other income							104	460	372
Gain on sale of investments							-	131	909
Loss on sale of subsidiary stock							-	-	(31)
Goodwill impairment							(21)	(122)	-
Asset impairment expense							(391)	(20)	(175)
Foreign currency transaction gains (losses) on net monetary position							(33)	34	(183)
Other non-operating expense							(7)	(12)	(15)
Income from continuing operations before taxes and equity in earnings of affiliates							$1,914	$2,316	$2,533

	Total Assets			Depreciation and Amortization			Capital Expenditures
	2010	2009	2008	2010	2009	2008	2010	2009	2008

	(in millions)

Latin America - Generation	$10,373	$9,802	$8,217	$215	$183	$168	$641	$951	$886
Latin America - Utilities	10,081	9,233	7,124	254	220	221	649	413	437
North America - Generation	4,681	5,081	5,196	168	167	162	71	64	64
North America - Utilities	3,139	3,035	3,092	161	157	152	177	116	117
Europe - Generation	4,178	3,154	2,836	114	53	45	233	212	531
Asia - Generation	1,762	1,594	1,588	33	32	23	10	22	32
Discontinued businesses	258	2,371	2,684	49	88	92	16	38	86
Corp/Other and eliminations	6,039	5,265	4,069	184	149	138	536	722	744
Total	$40,511	$39,535	$34,806	$1,178	$1,049	$1,001	$2,333	$2,538	$2,897

	Investment in and
	Advances to Affiliates			Equity in Earnings (Loss)
	2010	2009	2008	2010	2009	2008

	(in millions)

Latin America - Generation	$150	$129	$81	$48	$30	$9
Latin America - Utilities	-	-	-	-	-	-
North America - Generation	-	3	2	(2)	(2)	(2)
North America - Utilities	-	-	1	-	-	-
Europe - Generation	353	308	232	19	50	28
Asia - Generation	409	390	371	3	28	12
Discontinued businesses	-	-	-	-	-	-
Corp/Other and eliminations	408	327	214	115	(14)	(14)
Total	$1,320	$1,157	$901	$183	$92	$33

The table below presents information, by country, about the Company's consolidated operations for each of the years ended December 31, 2010 through 2008 and as of December 31, 2010 and 2009, respectively. Revenue is recorded in the country in which it is earned and assets are recorded in the country in which they are located.

	Revenue			Property, Plant & Equipment, net
	2010	2009	2008	2010	2009

	(in millions)
United States(1)	$2,193	$2,089	$2,155	$6,165	$6,323
Non-U.S.:
Brazil	6,473	5,394	5,501	6,413	5,799
Chile	1,355	1,239	1,349	2,560	2,321
Argentina	887	684	949	459	448
El Salvador	648	619	484	261	254
Dominican Republic	535	429	601	625	634
Philippines(2)	501	250	148	784	765
Cameroon	422	370	379	823	742
Spain(3)	411	-	-	667	-
Mexico	409	329	463	786	802
Colombia	393	347	291	387	390
United Kingdom	385	241	342	527	433
Ukraine	356	286	403	86	80
Hungary(4)	252	259	367	73	182
Puerto Rico	253	267	251	596	609
Panama	194	168	210	921	834
Kazakhstan	138	123	234	63	48
Jordan	120	104	47	224	231
Sri Lanka	100	109	184	69	74
Bulgaria(5)	44	-	-	1,825	1,835
Qatar(6)	-	-	-	-	-
Pakistan(7)	-	-	-	-	-
Oman(8)	-	-	-	-	-
Other Non-U.S.	112	133	150	298	285
Total Non-U.S.	13,988	11,351	12,353	18,447	16,766
Total	$16,181	$13,440	$14,508	$24,612	$23,089

(1)       Excludes revenue of  $422 million,  $456 million and  $590 million for the years ended December 31, 2010, 2009 and 2008, respectively, and property, plant and equipment of  $2 million and  $693 million as of December 31, 2010, and 2009, respectively, related to Eastern Energy, which was reflected as discontinued operations and businesses held for sale in the accompanying Consolidated Statements of Operations and Consolidated Balance Sheets.

(2)       Masinloc was acquired in April 2008; 2008 revenue represents results for a partial year.

(3)       Cartagena was consolidated effective January 1, 2010 upon implementation of the variable interest entity accounting guidance.

(4)       Excludes revenue of  $44 million,  $58 million and  $99 million for the years ended December 31, 2010, 2009 and 2008, respectively, and property, plant and equipment of  $7 million and  $14 million as of December 31, 2010, and 2009, respectively, related to Borsod and Tiszapalkonya, which were reflected as discontinued operations and businesses held for sale in the accompanying Consolidated Statements of Operations and Consolidated Balance Sheets.

(5)       Maritza East and our wind project in Bulgaria were under development and therefore not operational as of December 31, 2009. Our wind project in Bulgaria started operations in 2010.

(6)       Excludes revenue of  $129 million,  $163 million and  $161 million for the years ended December 31, 2010, 2009 and 2008, respectively, and property, plant and equipment of  $501 million as of December 31, 2009 related to Ras Laffan, which was reflected as discontinued operations and businesses held for sale in the accompanying Consolidated Statements of Operations and Consolidated Balance Sheets.

(7)       Excludes revenue of  $299 million,  $470 million and  $607 million for the years ended December 31, 2010, 2009 and 2008, respectively, and property, plant and equipment of  $36 million as of December 31, 2009 related to Lal Pir and Pak Gen, which were reflected as discontinued operations and businesses held for sale in the accompanying Consolidated Statements of Operations and Consolidated Balance Sheets.

(8)        Excludes revenue of  $62 million,  $101 million and  $105 million for the years ended December 31, 2010, 2009 and 2008, respectively, and property, plant and equipment of  $311 million as of December 31, 2009, related to Barka, which was reflected as discontinued operations and businesses held for sale in the accompanying Consolidated Statements of Operations and Consolidated Balance Sheets.

Share-Based Compensation	12 Months Ended
Dec. 31, 2010
SHARE-BASED COMPENSATION

16. SHARE-BASED COMPENSATION

STOCK OPTIONS—AES grants options to purchase shares of common stock under stock option plans. Under the terms of the plans, the Company may issue options to purchase shares of the Company's common stock at a price equal to 100% of the market price at the date the option is granted. Stock options are generally granted based upon a percentage of an employee's base salary. Stock options issued under these plans in 2010, 2009 and 2008 have a three-year vesting schedule and vest in one-third increments over the three-year period. The stock options have a contractual term of ten years. At December 31, 2010, approximately 20 million shares were remaining for award under the plans. In all circumstances, stock options granted by AES do not entitle the holder the right, or obligate AES, to settle the stock option in cash or other assets of AES.

The weighted average fair value of each option grant has been estimated, as of the grant date, using the Black-Scholes option-pricing model with the following weighted average assumptions:

	December 31,
	2010	2009	2008
Expected volatility	38%	66%	37%
Expected annual dividend yield	0%	0%	0%
Expected option term (years)	6	6	6
Risk-free interest rate	2.86%	2.01%	3.04%

The Company exclusively relies on implied volatility as the expected volatility to determine the fair value using the Black-Scholes option-pricing model. The implied volatility may be exclusively relied upon due to the following factors:

•       The Company utilizes a valuation model that is based on a constant volatility assumption to value its employee share options;

•       The implied volatility is derived from options to purchase AES common stock that are actively traded;

•       The market prices of both the traded options and the underlying shares are measured at a similar point in time and on a date reasonably close to the grant date of the employee share options;

•       The traded options have exercise prices that are both near-the-money and close to the exercise price of the employee share options; and

•       The remaining maturities of the traded options on which the estimate is based are at least one year.

Pursuant to share-based compensation accounting guidance, the Company used a simplified method to determine the expected term based on the average of the original contractual term and the pro rata vesting period. This simplified method was used for stock options granted during 2010, 2009 and 2008. This is appropriate given a lack of relevant stock option exercise data. This simplified method may be used as the Company's stock options have the following characteristics:

•       The stock options are granted at-the-money;

•       Exercisability is conditional only on performing service through the vesting date;

•       If an employee terminates service prior to vesting, the employee forfeits the stock options;

•       If an employee terminates service after vesting, the employee has a limited time to exercise the stock option; and

•       The stock option is nonhedgeable and not transferable.

The Company does not discount the grant date fair values to estimate post-vesting restrictions. Post-vesting restrictions include black-out periods when the employee is not able to exercise stock options based on their potential knowledge of information prior to the release of that information to the public.

Using the above assumptions, the weighted average fair value of each stock option granted was  $5.08,  $4.08 and  $7.65, for the years ended December 31, 2010, 2009, and 2008, respectively.

The following table summarizes the components of stock-based compensation related to employee stock options recognized in the Company's financial statements:

	December 31,
	2010	2009	2008

	(in millions)
Pre-tax compensation expense	$9	$10	$12
Tax benefit	(2)	(3)	(3)
Stock options expense, net of tax	$7	$7	$9
Total intrinsic value of options exercised	$2	$3	$9
Total fair value of options vested	11	13	13
Cash received from the exercise of stock options	2	6	17
Windfall tax benefits realized from the exercised stock options	-	-	1

There was no cash used to settle stock options or compensation cost capitalized as part of the cost of an asset for the years ended December 31, 2010, 2009 and 2008. As of December 31, 2010,  $5 million of total unrecognized compensation cost related to stock options is expected to be recognized over a weighted average period of 1.5 years. There were no modifications to stock option awards during the year ended December 31, 2010.

A summary of the option activity for the year ended December 31, 2010 follows (number of options in thousands, dollars in millions except per option amounts):

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding at December 31, 2009	22,372	$17.59
Exercised	(338)	6.09
Forfeited and expired	(2,380)	30.89
Granted	828	12.17
Outstanding at December 31, 2010	20,482	$16.04	3.1	$25
Vested and expected to vest at December 31, 2010	20,150	$16.10	2.6	$24
Eligible for exercise at December 31, 2010	18,079	$16.68	2.4	$20

The aggregate intrinsic value in the table above represents the total pre-tax intrinsic value (the difference between the Company's closing stock price on the last trading day of the fourth quarter of 2010 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2010. The amount of the aggregate intrinsic value will change based on the fair market value of the Company's stock.

The Company initially recognizes compensation cost on the estimated number of instruments for which the requisite service is expected to be rendered. In 2010, AES has estimated a forfeiture rate of 18.6% and 12.09% for stock options granted in 2010 to non-officer employees and officer employees of AES, respectively. Those estimates will be revised if subsequent information indicates that the actual number of instruments forfeited is likely to differ from previous estimates. Based on the estimated forfeiture rates, the Company expects to expense  $3.7 million on a straight-line basis over a three year period (approximately  $1.2 million per year) related to stock options granted during the year ended December 31, 2010.

 RESTRICTED STOCK

Restricted Stock Units Without Market Conditions—The Company issues restricted stock units (“RSUs”) without market conditions under its long-term compensation plan. The RSUs are generally granted based upon a percentage of the participant's base salary. The units have a three-year vesting schedule and vest in one-third increments over the three-year period. The units are then required to be held for an additional two years before they can be converted into shares, and thus become transferable. In all circumstances, restricted stock units granted by AES do not entitle the holder the right, or obligate AES, to settle the restricted stock unit in cash or other assets of AES.

For the years ended December 31, 2010, 2009, and 2008, RSUs issued without a market condition had a grant date fair value equal to the closing price of the Company's stock on the grant date. The Company does not discount the grant date fair values to reflect any post-vesting restrictions. RSUs without a market condition granted to non-executive employees during the years ended December 31, 2010, 2009, and 2008 had grant date fair values per RSU of  $12.18,  $6.71 and  $18.87, respectively. The total grant date fair value of RSUs granted in 2010 without a market condition was  $13 million.

The following table summarizes the components of the Company's stock-based compensation related to its employee RSUs issued without market conditions recognized in the Company's consolidated financial statements:

	December 31,
	2010	2009	2008

	(in millions)
RSU expense before income tax	$11	$11	$10
Tax benefit	(2)	(3)	(2)
RSU expense, net of tax	$9	$8	$8
Total value of RSUs converted(1)	$5	$7	$-
Total fair value of RSUs vested	$12	$12	$10

(1)       Amount represents fair market value on the date of conversion.

There was no cash used to settle RSUs or compensation cost capitalized as part of the cost of an asset for the years ended December 31, 2010, 2009 and 2008. As of December 31, 2010,  $11 million of total unrecognized compensation cost related to RSUs without a market condition is expected to be recognized over a weighted average period of approximately 1.8 years. There were no modifications to RSU awards during the year ended December 31, 2010.

A summary of the activity of RSUs without a market condition for the year ended December 31, 2010 follows (number of RSUs in thousands):

	RSUs	Weighted Average Grant Date Fair Values	Weighted Average Remaining Vesting Term
Nonvested at December 31, 2009	2,471	$10.73
Vested	(929)	12.56
Forfeited and expired	(455)	12.20
Granted	1,080	12.18
Nonvested at December 31, 2010	2,167	$10.20	1.5
Vested at December 31, 2010	2,226	$16.48
Vested and expected to vest at December 31, 2010	3,999	$13.67

The table below summarizes the RSUs without a market condition that vested and were converted during the years ended December 31, 2010, 2009 and 2008 (number of RSUs in thousands):

	December 31,
	2010	2009	2008

RSUs vested during the year	929	619	597
RSUs converted during the year(1)	386	772	59

(1)       Net of shares withheld for taxes of 127,000 and 238,000 in the years ended December 31, 2010 and 2009, respectively. No shares were withheld for taxes during the year ended December 31, 2008.

Restricted Stock Units With Market Conditions—Restricted stock units issued to officers of the Company have a three-year vesting schedule and include a market condition to vest. Vesting will occur if the applicable continued employment conditions are satisfied and the Total Stockholder Return (“TSR”) on AES common stock exceeds the TSR of the Standard and Poor's 500 (“S&P 500”) over the three-year measurement period beginning on January 1st in the year of grant and ending after three years on December 31st. In certain situations where the TSR of both AES common stock and the S&P 500 exhibit a gain over the measurement period, the grant may vest without the TSR of AES common stock exceeding the TSR of the S&P 500, if the Compensation Committee exercises its discretion to permit such vesting. The units are then required to be held for an additional two years subsequent to vesting before they can be converted into shares, and thus become transferable. In all circumstances, restricted stock units granted by AES do not entitle the holder the right, or obligate AES, to settle the restricted stock unit in cash or other assets of AES.

The effect of the market condition on restricted stock units issued to officers of the Company is reflected in the award's fair value on the grant date for the year ended December 31, 2010. A discount of 5.0% was applied to the closing price of the Company's stock on the date of grant to estimate the fair value to reflect the market condition for RSUs with market conditions granted during the year ended December 31, 2010. RSUs that included a market condition granted during the year ended December 31, 2010, 2009 and 2008 had a grant date fair value per RSU of  $11.57,  $6.68 and  $16.23, respectively. The total grant date fair value of RSUs with a market condition granted in 2010 was  $4 million. If no discount was applied to reflect the market condition for RSUs issued to officers, the total grant date fair value of RSUs with a market condition granted during the year ended December 31, 2010 would have increased by an immaterial amount.

The following table summarizes the components of the Company's stock-based compensation related to its RSUs granted with market conditions recognized in the Company's consolidated financial statements:

	December 31,
	2010	2009	2008

	(in millions)
RSU expense before income tax	$4	$4	$4
Tax benefit	(1)	(1)	(1)
RSU expense, net of tax	$3	$3	$3
Total value of RSUs converted(1)	$3	$4	$-
Total fair value of RSUs vested(2)	$-	$-	$5

  Amount represents fair market value on the date of conversion.
  RSUs granted in 2007 with a market condition did not vest in 2010 because the TSR on AES common stock did not exceed the TSR of the S&P 500 over the three year vesting period.

There was no cash used to settle RSUs or compensation cost capitalized as part of the cost of an asset for the years ended December 31, 2010, 2009 and 2008. As of December 31, 2010,  $5 million of total unrecognized compensation cost related to RSUs with a market condition is expected to be recognized over a weighted average period of approximately 1.7 years. There were no modifications to RSU awards during the year ended December 31, 2010.

A summary of the activity of RSUs with a market condition for the year ended December 31, 2010 follows (number of RSUs in thousands):

	RSUs	Weighted Average Grant Date Fair Values	Weighted Average Remaining Vesting Term
Nonvested at December 31, 2009	1,136	$10.80
Vested	-	-
Forfeited and expired	(223)	17.78
Granted	370	11.57
Nonvested at December 31, 2010	1,283	$9.80	1.3
Vested at December 31, 2010	-	$-
Vested and expected to vest at December 31, 2010	1,125	$9.76

The table below summarizes the RSUs with a market condition that vested and were converted during the years ended 2010, 2009 and 2008 (number of RSUs in thousands):

	December 31,
	2010	2009	2008

RSUs vested during the year	-	-	352
RSUs converted during the year(1)	245	410	-

(1)       Net of shares withheld for taxes of 102,000 and 153,000 during the years ended December 31, 2010 and 2009, respectively. There were no shares withheld for taxes during the year ended December 31, 2008.

Subsidiary Stock	12 Months Ended
Dec. 31, 2010
SUBSIDIARY STOCK

17. SUBSIDIARY STOCK

The Company's subsidiary had  $60 million of cumulative preferred stock outstanding at December 31, 2010 and 2009. This represented five series of preferred stock of IPL, the Company's integrated utility in Indiana. The total annual dividend requirements were approximately  $3 million at December 31, 2010 and 2009. Certain series of the preferred stock were redeemable solely at the option of the issuer at prices between  $100 and  $118 per share. Holders of the preferred stock are entitled to elect a majority of IPL's board of directors if IPL has not paid dividends to its preferred stockholders for four consecutive quarters. Based on the preferred stockholders' ability to elect a majority of IPL's board of directors in this circumstance, the redemption of the preferred shares is considered to be not solely within the control of the issuer and the preferred stock is considered temporary equity and presented in the mezzanine level of the Consolidated Balance Sheets in accordance with the relevant accounting guidance for noncontrolling interests and redeemable securities.

In February 2009, in connection with a preemptive rights period associated with a share issuance (capital increase) at AES Gener, Inversiones Cachagua Limitada (“Cachagua”), a wholly owned subsidiary of the Company, paid  $175 million to AES Gener to maintain its current ownership percentage of approximately 70.6%.

On November 6, 2008, Cachagua sold a 9.6% ownership interest in AES Gener in a private transaction for  $174.9 million. The sale reduced the Company's ownership percentage of AES Gener from 80.2% to 70.6%. The Company recognized a pre-tax loss of  $30.8 million, net of  $3.6 million of related fees, from this transaction in the fourth quarter of 2008.

Other Income and Expense	12 Months Ended
Dec. 31, 2010
OTHER INCOME AND EXPENSE

18. OTHER INCOME AND EXPENSE

The components of other income are summarized as follows:

	Years Ended December 31,
	2010	2009	2008

	(in millions)
Gain on extinguishment of tax and other liabilities	$65	$168	$199
Tax credit settlement	-	129	-
Performance incentive fee	-	80	-
Insurance proceeds	-	-	40
Gain on sale of assets	12	14	34
Other	27	69	99
Total other income	$104	$460	$372

Other income generally includes gains on asset sales and extinguishments of liabilities, favorable judgments on contingencies, and other income from miscellaneous transactions.

Other income of  $104 million for the year ended December 31, 2010 included the extinguishment of a swap liability owed by two of our Brazilian subsidiaries, resulting in the recognition of a  $62 million gain. The net impact to the Company after taxes and noncontrolling interest was  $9 million. Other income also included a gain on sale of assets at Eletropaulo.

Other income of  $460 million for the year ended December 31, 2009 included  $165 million from the reduction in interest and penalties associated with federal tax debts at Eletropaulo and Sul as a result of the Programa de Recuperacao Fiscal (“REFIS”) program and a  $129 million gain related to a favorable court decision enabling Eletropaulo to receive reimbursement of excess non-income taxes paid from 1989 to 1992 in the form of tax credits to be applied against future tax liabilities. The net impact to the Company after income taxes and noncontrolling interests for these items was  $44 million. In addition, the Company recognized income of  $80 million from a performance incentive bonus for management services provided to Ekibastuz and Maikuben in 2008. The management agreement was related to the sale of these businesses in Kazakhstan in May 2008; see further discussion of this transaction in Note 22—Acquisitions and Dispositions.

Other income of  $372 million for the year ended December 31, 2008 included gains on the extinguishment of a gross receipts tax liability and a legal contingency at Eletropaulo of  $117 million and  $75 million, respectively,  $32 million of cash proceeds related to a favorable legal settlement at Southland in California,  $29 million of insurance recoveries for damaged turbines at Uruguaiana,  $23 million of gains associated with a sale of land at Eletropaulo and sales of turbines at Itabo, and compensation of  $18 million for the impairment associated with the settlement agreement to shut down Hefei.

The components of other expense are summarized as follows:

	Years Ended December 31,
	2010	2009	2008

	(in millions)
Loss on sale and disposal of assets	$84	$36	$34
Gener gas settlement	72	-	-
Loss on extinguishment of debt	37	-	70
AES Wind transaction costs	22	-	-
Other	23	70	57
Total other expense	$238	$106	$161

Other expense generally includes losses on asset sales, losses on extinguishment of debt, legal contingencies and losses from other miscellaneous transactions.

Other expense of  $238 million for the year ended December 31, 2010 included  $72 million for a settlement agreement of gas transportation contracts at Gener. There were also previously capitalized transaction costs of  $22 million that were incurred in connection with the preparation for the sale of a noncontrolling interest in our Wind Generation business. These costs were written off upon the expiration of the letter of intent on June 30, 2010. In addition, there were losses on disposal of assets at Eletropaulo, Panama, and Gener, an  $18 million loss on debt extinguishment at Andres and Itabo, and a  $15 million loss at the Parent Company from the retirement of senior notes.

Other expense of  $106 million for the year ended December 31, 2009 included a  $13 million loss recognized when three of our businesses in the Dominican Republic received  $110 million par value bonds issued by the Dominican Republic government to settle existing accounts receivable for the same amount from the government-owned distribution companies. The loss represented an adjustment to reflect the fair value of the bonds on the date received. Other expenses also included losses on the disposal of assets at Eletropaulo and Andres and contingencies at Alicura in Argentina and our businesses in Kazakhstan.

Other expense of  $161 million for the year ended December 31, 2008 included  $69 million of losses on the retirement of debt at the Parent Company in June 2008 and at IPALCO associated with a  $375 million refinancing in April 2008, and losses on the disposal of assets primarily at Eletropaulo in Brazil.

Impairments	12 Months Ended
Dec. 31, 2010
IMPAIRMENTS

19. IMPAIRMENT EXPENSE

Asset Impairment

Asset impairment expense for the year ended December 31, 2010 consisted of:

2010
(in millions)
Southland (Huntington Beach)	$200
Tisza II	85
Deepwater	79
Other	27
Total	$391

Southland—In May 2010, the California State Water Board approved a policy to reduce the number of marine animals killed by seawater cooling systems in coastal power plants in California. At that time since the policy required the approval of California's Office of Administrative Law, it was unclear whether the policy would be approved and the exact form the regulations would take. In October 2010, the Office of Administrative Law in California approved the policy that will require the Company to change the process through which it uses ocean water to cool the generation turbines at its Alamitos, Huntington Beach and Redondo Beach (collectively “Southland”) gas-fired generation facilities in California. The policy requires compliance with the new regulations by December 31, 2020. The change in the water cooling process will result in significant future capital expenditures to ensure compliance with the new regulations and the Company determined that an indicator of impairment existed at September 30, 2010. The Company performed an asset impairment test in accordance with the accounting guidance on property, plant and equipment. The asset group was determined to be at the individual plant level and based on the undiscounted cash flow analysis, the Company determined that the Huntington Beach asset group was not recoverable. The fair value of the Huntington Beach asset group was then determined using a discounted cash flow analysis. To assist management in determining the fair value of the asset group, an independent valuation firm was engaged. Cash flow forecasts and the underlying assumptions for the valuation were developed by management. The carrying value of the Huntington Beach plant of  $288 million exceeded the fair value of  $88 million resulting in the recognition of asset impairment expense of  $200 million for the year ended December 31, 2010. The undiscounted cash flows of the Alamitos and Redondo Beach generation facilities exceeded their respective carrying values and resulted in no impairment. Huntington Beach is reported in the North America Generation reportable segment.

Tisza II—During the third quarter of 2010, the Company entered into annual negotiations with the offtaker of its Tisza II generation plant in Hungary. As a result of these preliminary negotiations, as well as the further deterioration of the economic environment in Hungary, the Company determined that an indicator of impairment existed at September 30, 2010. Thus, the Company performed an asset impairment test in accordance with the accounting guidance on property, plant and equipment and determined that based on the undiscounted cash flow analysis, the carrying amount of the Tisza II asset group was not recoverable. The fair value of the asset group was then determined using a discounted cash flow analysis. The carrying value of the Tisza II asset group of  $160 million exceeded the fair value of  $75 million resulting in the recognition of asset impairment expense of  $85 million during the year ended December 31, 2010. Tisza II is reported in the Europe Generation reportable segment.

Deepwater—In March 2010, Deepwater, our 160 MW petcoke-fired merchant power plant located in Texas, experienced deteriorating market conditions due to increasing petcoke prices and diminishing power prices. As a result, Deepwater incurred an operating loss for the period and forecasted short term losses. These conditions gradually worsened in the second quarter of 2010 and management determined it could not operate the plant at certain times during the year without generating negative operating margin.

As the contraction of energy margin continued in the second quarter of 2010, management determined the collective events to be an indicator of impairment and performed an impairment evaluation of Deepwater's goodwill and recoverability test for the long-lived asset group. Based on the results of these tests in the second quarter of 2010, management concluded no impairment was necessary. In the third quarter of 2010, these downward trends continued and management, after determining that there was an indicator of impairment, performed another impairment evaluation of Deepwater's goodwill and recoverability test of the long-lived asset group. The results in the third quarter indicated no impairment was necessary for the asset group, but the goodwill associated with the reporting unit was deemed to be impaired and the  $18 million goodwill balance was written off during the quarter ended September 30, 2010.

In the fourth quarter of 2010, further adverse trends in energy and pet coke pricing curves were observed in management's review of external market analyses. The most significant impact on the forecasted energy prices reviewed by management in November 2010 related to the general external market consensus that Federal CO2 cap and trade legislation was less likely, resulting in a drop in long-term energy price projections. At that time, Deepwater's revised forecasts indicated that Deepwater would have operating losses which would extend beyond 2020 and negative cash flows through 2019. Management concluded that, on an undiscounted cash flow basis, the carrying amount of the asset group was no longer recoverable. To measure the amount of impairment loss, management was required to determine the fair value of the asset group. To this end, an independent valuation firm was engaged to assist management in its estimation of fair value. Cash flow forecasts and the underlying assumptions for the valuation were developed by management. In determining the fair value of the asset group, all three valuation approaches described by the fair value measurement accounting guidance were considered. The fair value under the income approach was considered most appropriate. On that basis, the carrying value of the asset group was determined to be impaired and  $79 million of impairment expense was recognized in the fourth quarter of 2010. Deepwater is reported in the North America Generation reportable segment.

Asset impairment expense for the year ended December 31, 2009 consisted of:

2009
(in millions)
Piabanha	$11
Other	9
Total	$20

During the fourth quarter of 2009, the Company recognized a pre-tax long-lived asset impairment charge of  $11 million related to the Company's Piabanha hydro project in Brazil. The Company determined that the carrying value exceeded the future discounted cash flows and abandoned the project. Piabanha is reported in the Company's Latin America Generation segment.

Asset impairment expense for the year ended December 31, 2008 consisted of:

2008
(in millions)
LNG projects in North America	$67
Uruguaiana	36
South African peakers	31
Hefei	18
Other	23
Total	$175

In the fourth quarter of 2008 and in response to the financial market crisis, the Company reviewed and prioritized projects in the development pipeline. From this review, the Company determined that the carrying value exceeded the future discounted cash flows for certain projects. In accordance with the accounting standards for the impairment or disposal of long-lived assets, the Company recorded a total pre-tax impairment charge of  $75 million ( $34 million, net of noncontrolling interests and income taxes) related to two liquefied natural gas projects in North America and a non-power development project at one of our facilities in North America. These projects were reported in the North America Generation segment.

Following an initial impairment charge in the fourth quarter of 2007 at Uruguaiana, there were impairment charges of  $36 million recognized during the first three quarters of 2008. The impairment was triggered by a combination of gas curtailments and increases in the spot market price of energy in 2007 that continued in 2008. The additional impairment charges in 2008 were primarily due to fixed asset purchase agreements in place. Uruguaiana is a thermoelectric generation plant located in Brazil and reported in the Latin America Generation segment.

The Company recognized impairment charges totaling  $31 million related to a project in South Africa the Company withdrew from during the first quarter of 2008. These represented project development costs and an impairment of turbine deposits related to the project. All costs capitalized and incurred on the project have been written off as no future benefit is expected from these assets. This project was reported in “Corporate and Other.”

The Anhui Development and Reform commission issued notice to our Hefei plant in China, in March 2007 as a result of the 2007 State Council's decision to shut down smaller, inefficient and potentially polluting generation units nationwide. A settlement agreement was signed March 30, 2008 to end the contractual PPA arrangement. In accordance with the accounting standards for goodwill and other intangible assets, management concluded that the assets were impaired in March 2008, since the long-lived asset group would be sold or otherwise disposed of significantly before the end of its previously estimated life. As a result, impairment charges of  $18 million were recognized associated with the settlement agreement to shut down the Hefei plant, which is reported in the Asia Generation segment.

Other Impairments

In addition to the asset impairment expense discussed above, other-than-temporary impairments of cost method investments of  $1 million,  $12 million and  $15 million were recorded in the years ended December 31, 2010, 2009 and 2008, respectively. The impairment charges in 2009 and 2008 primarily related to the Company's investment in a company developing a commercial facility for a “blue gas” (coal to gas) technology project. The Company accounted for the investment in convertible preferred shares under the cost method of accounting. During the fourth quarter of 2008, the market value of the shares materially declined due to downward trends in the capital markets and management concluded that the decline was other-than-temporary and recorded an impairment charge of  $10 million. In 2009, this investment was determined to be further impaired and an additional  $10 million other-than-temporary impairment charge, representing the remaining value of the shares, was recognized.

Income Taxes	12 Months Ended
Dec. 31, 2010
INCOME TAXES

20. INCOME TAXES

INCOME TAX PROVISION

The following table summarizes the expense for income taxes on continuing operations, for the years ended December 31, 2010, 2009 and 2008:

	December 31,
	2010	2009	2008

	(in millions)
Federal:
Current	$(8)	$3	$12
Deferred	(118)	(160)	72
State:
Current	1	-	(1)
Deferred	(19)	(10)	(10)
Foreign:
Current	699	552	611
Deferred	41	195	35
Total	$596	$580	$719

EFFECTIVE AND STATUTORY RATE RECONCILIATION

The following table summarizes a reconciliation of the U.S. statutory federal income tax rate to the Company's effective tax rate, as a percentage of income from continuing operations before taxes for the years ended December 31, 2010, 2009 and 2008:

	December 31,
	2010	2009	2008
Statutory Federal tax rate	35%	35%	35%
State taxes, net of Federal tax benefit	(2)	(1)	-
Taxes on foreign earnings	(6)	(5)	(4)
Valuation allowance	3	-	3
Gain (loss) on sale of businesses	4	(3)	(13)
Chilean withholding tax reversals	(3)	-	-
Taxes on cash repatriation	-	-	6
Other - net	-	(1)	1
Effective tax rate	31%	25%	28%

The current income taxes receivable and payable are included in Other Current Assets and Accrued and Other Liabilities, respectively, on the accompanying Consolidated Balance Sheets. The noncurrent income taxes receivable and payable are included in Other Assets and Other Long-Term Liabilities, respectively, on the accompanying Consolidated Balance Sheets. The following table summarizes the income taxes receivable and payable as of December 31, 2010 and 2009:

	December 31,
	2010	2009

	(in millions)
Income taxes receivable - current	$520	$434
Income taxes receivable - noncurrent	21	22
Total income taxes receivable	$541	$456

Income taxes payable - current	$701	$508
Income taxes payable - noncurrent	8	11
Total income taxes payable	$709	$519

DEFERRED INCOME TAXES—Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (b) operating loss and tax credit carryforwards. These items are stated at the enacted tax rates that are expected to be in effect when taxes are actually paid or recovered.

As of December 31, 2010, the Company had federal net operating loss carryforwards for tax purposes of approximately  $1.7 billion expiring in years 2023 to 2029. Approximately  $68 million of the net operating loss carryforward related to stock option deductions will be recognized in additional paid-in capital when realized. The Company also had federal general business tax credit carryforwards of approximately  $18 million expiring primarily from 2020 to 2030, and federal alternative minimum tax credits of approximately  $5 million that carryforward without expiration. The Company had state net operating loss carryforwards as of December 31, 2010 of approximately  $3.5 billion expiring in years 2016 to 2031. As of December 31, 2010, the Company had foreign net operating loss carryforwards of approximately  $4.6 billion that expire at various times beginning in 2011 and some of which carryforward without expiration, and tax credits available in foreign jurisdictions of approximately  $37 million,  $3 million of which expire in 2011 to 2013,  $15 million of which expire in 2014 to 2021 and  $19 million of which carryforward without expiration.

Valuation allowances decreased  $336 million during 2010 to  $1.3 billion at December 31, 2010. This net decrease was primarily the result of the removal of valuation allowances against deferred tax assets at foreign subsidiaries.

Valuation allowances increased  $261 million during 2009 to  $1.7 billion at December 31, 2009. This net increase was primarily the result of an increase in foreign net operating loss carryforwards that required full offsetting valuation allowances.

The Company believes that it is more likely than not that the net deferred tax assets as shown below will be realized when future taxable income is generated through the reversal of existing taxable temporary differences and income that is expected to be generated by businesses that have long-term contracts or a history of generating taxable income. The Company continues to monitor the utilization of its deferred tax asset for its U.S. consolidated net operating loss carryforward. Although management believes it is more likely than not that this deferred tax asset will be realized through generation of sufficient taxable income prior to expiration of the loss carryforwards, such realization is not assured.

The following table summarizes the deferred tax assets and liabilities, as of December 31, 2010 and 2009:

	December 31,
	2010	2009

	(in millions)
Differences between book and tax basis of property	$1,246	$1,694
Cumulative translation adjustment	94	(200)
Other taxable temporary differences	392	310
Total deferred tax liability	1,732	1,804

Operating loss carryforwards	(1,655)	(1,697)
Capital loss carryforwards	(93)	(107)
Bad debt and other book provisions	(543)	(561)
Retirement costs	(315)	(283)
Tax credit carryforwards	(60)	(68)
Other deductible temporary differences	(413)	(426)
Total gross deferred tax asset	(3,079)	(3,142)
Less: valuation allowance	1,334	1,670
Total net deferred tax asset	(1,745)	(1,472)
Net deferred tax (asset)/liability	$(13)	$332

The Company considers undistributed earnings of certain foreign subsidiaries to be indefinitely reinvested outside of the United States and, accordingly, no U.S. deferred taxes have been recorded with respect to such earnings in accordance with the relevant accounting guidance for income taxes. Should the earnings be remitted as dividends, the Company may be subject to additional U.S. taxes, net of allowable foreign tax credits. It is not practicable to estimate the amount of any additional taxes which may be payable on the undistributed earnings.

Income from operations in certain countries is subject to reduced tax rates as a result of satisfying specific commitments regarding employment and capital investment. The Company's income tax benefits related to the tax status of these operations are estimated to be  $60 million,  $35 million and  $23 million for the years ended December 31, 2010, 2009 and 2008, respectively. The per share effect of these benefits after noncontrolling interests was  $0.07,  $0.04 and  $0.03 for the year ended December 31, 2010, 2009 and 2008, respectively.

The following table summarizes the income (loss) from continuing operations, before income taxes, net equity in earnings of affiliates and noncontrolling interests, for the years ended December 31, 2010, 2009 and 2008:

	December 31,
	2010	2009	2008

	(in millions)
U.S.	$(517)	$(1,015)	$(460)
Non-U.S.	2,431	3,331	2,993
Total	$1,914	$2,316	$2,533

UNCERTAIN TAX POSITIONS

Uncertain tax positions have been classified as noncurrent income tax liabilities unless expected to be paid in one year. The Company's policy for interest and penalties related to income tax exposures is to recognize interest and penalties as a component of the provision for income taxes in the Consolidated Statements of Operations.

As of December 31, 2010 and 2009, the total amount of gross accrued income tax related interest included in the Consolidated Balance Sheets was  $12 million and  $21 million, respectively. The total amount of gross accrued income tax related penalties included in the Consolidated Balance Sheets as of December 31, 2010 and 2009 was  $4 million and  $5 million, respectively.

The total expense (benefit) for interest related to unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008 amounted to  $(10) million,  $4 million and  $2 million, respectively. For the years ended December 31, 2010, 2009 and 2008, the total expense (benefit) for penalties related to unrecognized tax benefits amounted to  $(1) million,  $0 million and  $(2) million, respectively.

We are potentially subject to income tax audits in numerous jurisdictions in the U.S. and internationally until the applicable statute of limitations expires. Tax audits by their nature are often complex and can require several years to complete. The following is a summary of tax years potentially subject to examination in the significant tax and business jurisdictions in which we operate:

Jurisdiction	Tax Years Subject to Examination

Argentina	2004-2010
Brazil	2005-2010
Cameroon	2007-2010
Chile	1998-2010
Colombia	2008-2010
El Salvador	2007-2010
United Kingdom	1999-2010
United States (Federal)	1994-2010

As of December 31, 2010, 2009 and 2008, the total amount of unrecognized tax benefits was  $437 million,  $511 million and  $555 million, respectively. The total amount of unrecognized tax benefits that would benefit the effective tax rate as of December 31, 2010, 2009 and 2008 is  $412 million,  $484 million and  $527 million, respectively, of which  $51 million,  $55 million and  $131 million, respectively, would be in the form of tax attributes that would warrant a full valuation allowance.

The total amount of unrecognized tax benefits anticipated to result in a net decrease to unrecognized tax benefits within 12 months of December 31, 2010 is estimated to be between  $4 million and  $8 million.

The following is a reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008

	(in millions)
Balance at January 1	$511	$555	$590
Additions for current year tax positions	14	72	6
Additions for tax positions of prior years	51	7	80
Reductions for tax positions of prior years	(46)	(9)	(26)
Effects of foreign currency translation	(3)	6	(74)
Settlements	(67)	(104)	(18)
Lapse of statute of limitations	(23)	(16)	(3)
Balance at December 31	$437	$511	$555

The amount of settlements of uncertain tax positions in 2009 was primarily the result of a non-cash audit settlement for  $105 million at a Brazilian subsidiary which resulted in no tax expense or benefit.

The Company and certain of its subsidiaries are currently under examination by the relevant taxing authorities for various tax years. The Company regularly assesses the potential outcome of these examinations in each of the taxing jurisdictions when determining the adequacy of the amount of unrecognized tax benefit recorded. While it is often difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, we believe we have appropriately accrued for our uncertain tax benefits. However, audit outcomes and the timing of audit settlements and future events that would impact our previously recorded unrecognized tax benefits and the range of anticipated increases or decreases in unrecognized tax benefits are subject to significant uncertainty. It is possible that the ultimate outcome of current or future examinations may exceed our provision for current unrecognized tax benefits in amounts that could be material, but cannot be estimated as of December 31, 2010. Our effective tax rate and net income in any given future period could therefore be materially impacted.

Discontinued Operations and Held For Sale Businesses	12 Months Ended
Dec. 31, 2010
DISCONTINUED OPERATIONS AND HELD FOR SALE BUSINESSES

21. DISCONTINUED OPERATIONS AND HELD FOR SALE BUSINESSES

On May 6, 2011, the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 which reflected Eastern Energy, Borsod and Tiszapalkonya as discontinued operations. As a result of the reclassification of these entities to discontinued operations in the consolidated financial statements for each of the three years in the period ended December 31, 2010, the Company has made changes to Notes 2, 3, 4, 6, 8, 10, 11, 12, 13, 15, 18, 19, 20, 21, 23, 24 and 26 to conform these notes to the revised financial statement presentation.

The following table summarizes the income (loss) on disposal and impairment for the following discontinued operations for the years ended December 31, 2010, 2009 and 2008:

	December 31,
Subsidiary	2010	2009	2008

	(in millions)
Barka	$80	$-	$-
Lal Pir	(6)	(74)	-
Pak Gen	(16)	(76)	-
Ras Laffan	6	-	-
Jiaozuo	-	-	7
Central Valley	-	-	(1)
Gain (loss) on disposal and impairment, after taxes	$64	$(150)	$6

Ras Laffan—On October 20, 2010, the Company completed the sale of its 55% equity interest in Ras Laffan and the associated operations company in Qatar for aggregate proceeds of approximately  $234 million. The Ras Laffan facility, which was previously reported in the Asia Generation segment, is comprised of a 756 MW combined cycle gas plant and a water desalination facility. The Company recognized a gain on disposal of  $6 million, net of tax, during the year ended December 31, 2010.

Barka—On August 19, 2010, the Company completed the sale of its 35% ownership interest in Barka, a 456 MW combined cycle gas facility and water desalination plant and its wholly owned interest in two Barka related service companies. Barka is located in Oman and was previously reported in the Asia Generation segment. Total consideration received in the transaction was approximately  $170 million, of which  $124 million was AES' portion. The Company recognized a gain on disposal of  $63 million during the year ended December 31, 2010, net of noncontrolling interest and  $38 million of tax expense associated with the sale.

Lal Pir and Pak Gen—On June 11, 2010, the Company completed the sale of its 55% ownership in Lal Pir and Pak Gen, two oil-fired facilities in Pakistan with respective generation capacities of 362 MW and 365 MW. These businesses were previously reported in the Asia Generation segment. Total consideration received in the transaction was approximately  $117 million, of which  $65 million was AES' portion. The Company recognized a loss on disposal of  $150 million during the year ended December 31, 2009 and impairment losses totaling  $22 million ( $14 million, net of tax and noncontrolling interests) during the year ended December 31, 2010 to reflect the change in the carrying value of net assets of Lal Pir and Pak Gen subsequent to meeting the held for sale criteria as of December 31, 2009.

Jiaozuo—

In December 2008, the Company completed the sale of its 70% ownership interest in Jiaozuo AES Wanfang Power Co., Ltd. (“Jiaozuo”), which was reported in the Asia Generation segment, for approximately  $73 million net of any withholding taxes. The Company recognized a gain on the sale of approximately  $7 million. Goodwill of  $4 million was written off in connection with the gain on sale.

Information for business components included in discontinued operations is as follows:

	December 31,
	2010	2009	2008

	(in millions)
Revenue	$958	$1,251	$1,662
Income (loss) from operations of discontinued businesses, before taxes	$(793)	$99	$238
Income tax expense (benefit)	287	(22)	(59)
Income (loss) from operations of discontinued businesses	$(506)	$77	$179
Gain (loss) on disposal of discontinued businesses, after taxes	$64	$(150)	$6

Eastern Energy—In March 2011, AES Eastern Energy (“AEE”) met the held for sale criteria and was reclassified from continuing operations to held for sale. AEE operates four coal-fired power plants: Cayuga, Greenidge, Somerset and Westover, representing generation capacity of 1,169 MW in the western New York power market. During 2010, the power prices in the New York power market trended downward, similar to North America natural gas prices. The New York Independent System Operator (“NYISO”) continues to move forward with the potential addition of a new capacity zone, which is expected to put further downward pressure on the capacity prices paid to the AEE facilities. In November 2010, legislation was proposed in the state of New Jersey for the addition of state subsidized capacity additions serving to lower PJM (“Pennsylvania, New Jersey and Maryland”) Interconnection, L.L.C. capacity price expectations. Similar changes to capacity pricing may be made in the future in New York. Continued pressure on energy prices, driven by falling natural gas prices and state actions, indicate that capacity prices are unlikely to reach levels significantly in excess of those achieved historically. Accordingly, management's view of long-term capacity markets in western New York was revised downward. In December 2010, management revised its cash flow forecasts based on these developments and forecasted continuing negative operating cash flow and losses through 2034. The forecasted energy prices are such that a hedge strategy significantly beyond those in place at December 31, 2010 would not be economical. Additionally, on November 15, 2010, Standard & Poor's downgraded the bond rating of AEE from BB to B+. Collectively, in the fourth quarter of 2010, these events were considered an impairment indicator for the AES New York asset group, of which AEE is the most significant component and necessitated a recoverability test of the asset group.

The long-lived asset group subject to the impairment evaluation was determined to include all of the generating plants of AEE. This determination was based on the assessment of the plants' inability to generate independent cash flow. When the recoverability test of the asset group was performed, management concluded that, on an undiscounted cash flow basis, the carrying amount of the asset group was not recoverable. To measure the amount of impairment loss, management was required to determine the fair value of the asset group. To this end, an independent valuation firm was engaged to assist management in its estimation of fair value. Cash flow forecasts and the underlying assumptions for the valuation were developed by management. While there were numerous assumptions that impact the fair value, potential state actions that impact capacity pricing and forward energy prices were the most significant.

In determining the fair value of the asset group, the three valuation approaches prescribed by the fair value measurement accounting guidance were considered. The fair value under the income approach was considered the most appropriate and resulted in a zero fair value. Any salvage value of the asset group is expected to be offset by environmental and other remediation costs. The carrying value of the AEE plants of  $827 million exceeded the fair value of  $0 million resulting in the recognition of asset impairment expense of  $827 million, which is included in Income from operations of discontinued businesses for the year ended December 31, 2010. AEE was previously reported in the North America Generation segment.

Borsod and Tiszapalkonya—In March 2011, Borsod and Tiszapalkonya met the held for sale criteria and were reclassified from continuing operations to held for sale. Borsod and Tiszapalkonya are two coal and biomass-fired generation plants in Hungary with generating capacity of 161 MW. They were previously reported in the Europe Generation segment.

As further discussed in Note 22—Acquisitions and Dispositions, in February 2008, the Company entered into an agreement to sell two of its wholly owned subsidiaries in Kazakhstan, AES Ekibastuz LLP (“Ekibastuz”) and Maikuben West LLP (“Maikuben”). These businesses are included in the Europe Generation segment. The sale was completed on May 30, 2008. As a result of AES' continuing involvement in the management and operations of the businesses after the sale was completed, their results of operations continued to be reflected as part of income from continuing operations for all periods presented. Revenue recognized subsequent to the sale represented the management fees earned for the Company's continued management of the operations of the businesses.

Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2010
ACQUISITIONS AND DISPOSITIONS

22. ACQUISITIONS AND DISPOSITIONS

Acquisitions

The Company completed its acquisition of the Ballylumford Power Station in the third quarter of 2010 and in accordance with the accounting guidance for business combinations, has recorded the preliminary amounts for the purchase price allocation. The purchase price allocation is preliminary and adjustments will continue to be made during the measurement period. Subsequent adjustments, if any, will be retrospectively adjusted in future filings with the SEC.

In April 2008, the Company completed the purchase of a 92% interest in a 660 gross MW coal-fired thermal power generation facility in Masinloc, Philippines (“Masinloc”) from the Power Sector Assets & Liabilities Management Corporation, a state enterprise, for  $930 million in cash. Project financing of  $665 million was obtained from International Finance Corporation (“IFC”), the Asian Development Bank and a consortium of commercial banks. IFC is also an 8% minority shareholder in Masinloc. AES immediately embarked upon a comprehensive rehabilitation program to improve the output, reliability and general condition of the plant. Including transaction costs and completion of the planned upgrade program to improve environmental and operational performance, the total project cost was approximately  $1.1 billion. Beginning on the acquisition date in April 2008, the results of operations of Masinloc are reflected in the Consolidated Financial Statements. The Company finalized the purchase price allocation of this acquisition in the fourth quarter of 2008.

Dispositions

On May 30, 2008, the Company completed the sale of two of its wholly owned subsidiaries in Kazakhstan, Ekibastuz, a coal-fired generation plant, and Maikuben, a coal mine. Total consideration received in the transaction was approximately  $1.1 billion plus additional potential earn-out provisions, a three-year management and operation agreement and a capital expenditures program bonus. Due to the fact that AES was to have significant continuing involvement in the management and operations of the businesses through its three-year management and operation agreement, the results of operations from Ekibastuz and Maikuben were included in income from continuing operations through the date of the disposition. Income earned as a result of the three-year management and operation agreement has been recognized as management fee income for all periods subsequent to the disposition.

On March 23, 2009, the Company and Kazakhmys PLC (“Kazakhmys”), which purchased the subsidiaries, mutually agreed to terminate the original sale agreement and the three-year management and operation agreement. In connection with the termination of these agreements, the Company and Kazakhmys entered into a new agreement (the “2009 Agreement”). Under the 2009 Agreement, Kazakhmys agreed to pay the Company an  $80 million performance incentive bonus in April 2009 for management services provided in 2008. This was recognized as “Other Income” during the first quarter of 2009. A  $13 million gain was recognized related to a reversal of a tax contingency for a contractual obligation, under which the Company provided indemnification to Kazakhmys, which expired in January 2009. This was recorded as an adjustment to the gain on the sale of Ekibastuz and Maikuben during the first quarter of 2009.

The 2009 agreement also provided for an additional  $102 million payment, primarily related to the termination of the management agreement, payable to AES in January 2010. In May 2009, Kazakhmys provided an irrevocable standby letter of credit from a creditworthy institution to AES of  $102 million to secure the final payment. The payment of the final component of the management termination agreement was not contingent upon any future events. As a result, the Company recognized an additional gain on the sale of Ekibastuz and Maikuben of approximately  $98.5 million in the second quarter of 2009. AES received the final payment of  $102 million from Kazakhmys in January 2010.

The parties agreed to terminate both the Stock Purchase Agreement and the Management Agreement, and have further agreed to a mutual release of prior claims. As part of the management termination agreement, AES agreed to transition the management of the businesses to Kazakhmys over a period of 100 days from March 13, 2009. The transition period ended June 21, 2009 and at that time the management of Ekibastuz and Maikuben became the responsibility of Kazakhmys. The Company's involvement with the businesses remained in place for more than one year from the date of the sale; therefore, the Company has continued to include the businesses as part of continuing operations in the Consolidated Financial Statements for all periods presented, despite the termination of the management agreement.

Excluding income earned under the three-year management and operation agreement (terminated in March 2009), Ekibastuz and Maikuben generated no revenue or net income in 2010 and 2009 and generated revenue and net income of  $114 million and  $61 million, respectively, for the year ended December 31, 2008.

Earnings Per Share	12 Months Ended
Dec. 31, 2010
EARNINGS PER SHARE

23. EARNINGS PER SHARE

Basic and diluted earnings per share are based on the weighted average number of shares of common stock and potential common stock outstanding during the period. Potential common stock, for purposes of determining diluted earnings per share, includes the effects of dilutive restricted stock units, stock options and convertible securities. The effect of such potential common stock is computed using the treasury stock method or the if-converted method, as applicable.

The following table presents a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations for income from continuing operations. In the table below, income represents the numerator (in millions) and shares represent the denominator (in millions):

	December 31, 2010			December 31, 2009			December 31, 2008
	Income	Shares	$ per Share	Income	Shares	$ per Share	Income	Shares	$ per Share
BASIC EARNINGS PER SHARE
Income from continuing operations
attributable to The AES Corporation
common stockholders	$495	769	$0.64	$729	667	$1.09	$1,088	669	$1.62
EFFECT OF DILUTIVE SECURITIES
Convertible securities	-	-	-	-	-	-	22	15	(0.01)
Stock options	-	2	-	-	1	-	-	4	-
Restricted stock units	-	3	-	-	2	-	-	1	-
DILUTED EARNINGS PER SHARE	$495	774	$0.64	$729	670	$1.09	$1,110	689	$1.61

The calculation of diluted earnings per share excluded 16,618,137, 18,035,813 and 11,150,853 options outstanding at December 31, 2010, 2009 and 2008, respectively, that could potentially dilute basic earnings per share in the future. Those options were not included in the computation of diluted earnings per share because the exercise price of those options exceeded the average market price during the related period. In 2010 and 2009, all convertible debentures were omitted from the earnings per share calculation because they were antidilutive. In 2008, all convertible debentures were included in the earnings per share calculation. In arriving at income attributable to AES Corporation common stockholders in computing basic earnings per share, dividends on preferred stock of our subsidiary were deducted.

In addition, on March 15, 2010, the Company issued 125,468,788 shares of common stock to an investor as described in Note 14—Equity.

Risks And Uncertainties	12 Months Ended
Dec. 31, 2010
RISKS AND UNCERTAINTIES

24. RISKS AND UNCERTAINTIES

AES is a global power producer in 28 countries on five continents. See additional discussion of the Company's principal markets in Note 15—Segment and Geographic Information. Our principal lines of business are Generation and Utilities. The Generation line of business uses a wide range of technologies, including coal, gas, hydroelectric, and biomass as fuel to generate electricity. Our Utilities business is comprised of businesses that transmit, distribute, and in certain circumstances, generate power. In addition, the Company continues to expand its reach into the renewables area. These efforts include projects primarily in wind and solar.

POLITICAL AND ECONOMIC RISKS—The Company's market capitalization was negatively impacted largely in the second half of 2008 and in 2009. During this period, credit markets and global markets deteriorated and experienced increased market volatility, which can pose risks to the overall liquidity and/or asset values of our businesses with heightened unpredictability in currencies, counterparty credit risk and the widening of credit spreads in certain markets. If market conditions are protracted or continue to deteriorate, the Company may be at risk of decreased earnings and cash flows due to, among other factors, adverse fluctuations in the commodities and foreign currency spot markets or deterioration in global macroeconomic conditions. With the tightening of the credit markets, there is a risk that future investments may not be able to be financed through accessing capital and debt markets and may be subject to restrictions in the near future.

Currently, the Company has a below-investment grade rating from Standard & Poor's of BB-. This may limit the ability of the Company to finance new and existing development projects to cash currently available on hand and through reinvestment of earnings. As of December 31, 2010, the Company had  $2.6 billion of unrestricted cash and cash equivalents.

During 2010, approximately 86% of our revenue, and 56% of our revenue from discontinued businesses, was generated outside the United States and a significant portion of our international operations is conducted in developing countries. We continue to invest in projects in developing countries because the growth rates and the opportunity to implement operating improvements and achieve higher operating margins may be greater than those typically achievable in more developed countries. International operations, particularly the operation, financing and development of projects in developing countries, entail significant risks and uncertainties, including, without limitation:

•       economic, social and political instability in any particular country or region;

•       ability to economically hedge energy prices;

•       volatility in commodity prices;

•       adverse changes in currency exchange rates;

•       government restrictions on converting currencies or repatriating funds;

•       unexpected changes in foreign laws and regulations or in trade, monetary or fiscal policies;

•       high inflation and monetary fluctuations;

•       restrictions on imports of coal, oil, gas or other raw materials required by our generation businesses to operate;

•       threatened or consummated expropriation or nationalization of our assets by foreign governments;

•       unwillingness of governments, government agencies, similar organizations or other counterparties to honor their contracts;

•       unwillingness of governments, government agencies, courts or similar bodies to enforce contracts that are economically advantageous to subsidiaries of the Company and economically unfavorable to counterparties, against such counterparties, whether such counterparties are governments or private parties;

•       inability to obtain access to fair and equitable political, regulatory, administrative and legal systems;

•       adverse changes in government tax policy;

•       difficulties in enforcing our contractual rights or enforcing judgments or obtaining a just result in local jurisdictions; and

•       potentially adverse tax consequences of operating in multiple jurisdictions.

Any of these factors, individually or in combination with others, could materially and adversely affect our business, results of operations and financial condition. In addition, our Latin American operations experience volatility in revenue and earnings which have caused and are expected to cause significant volatility in our results of operations and cash flows. The volatility is caused by regulatory and economic difficulties, political instability and currency fluctuations being experienced in many of these countries. This volatility reduces the predictability and enhances the uncertainty associated with cash flows from these businesses.

Our inability to predict, influence or respond appropriately to changes in law or regulatory schemes, including any inability to obtain expected or contracted increases in electricity tariff rates or tariff adjustments for increased expenses, could adversely impact our results of operations or our ability to meet publicly announced projections or analysts' expectations. Furthermore, changes in laws or regulations or changes in the application or interpretation of regulatory provisions in jurisdictions where we operate, particularly our Utilities businesses where electricity tariffs are subject to regulatory review or approval, could adversely affect our business, including, but not limited to:

•       changes in the determination, definition or classification of costs to be included as reimbursable or pass-through costs;

•       changes in the definition or determination of controllable or noncontrollable costs;

•       adverse changes in tax law;

•       changes in the definition of events which may or may not qualify as changes in economic equilibrium;

•       changes in the timing of tariff increases;

•       other changes in the regulatory determinations under the relevant concessions; or

•       changes in environmental regulations, including regulations relating to GHG emissions in any of our businesses.

Any of the above events may result in lower margins for the affected businesses, which can adversely affect our business.

RISKS RELATED TO FOREIGN CURRENCIES—AES operates businesses in many foreign countries and such operations may be impacted by significant fluctuations in foreign currency exchange rates. The Company's financial position and results of operations have been significantly affected by fluctuations in the value of the Brazilian real, the Argentine peso, the Dominican Republic peso, the Euro, the Chilean peso, the Colombian peso and the Philippine peso relative to the U.S. Dollar.

RISKS RELATED TO POWER SALES CONTRACTS—Several of the Company's power plants rely on power sales contracts with one or a limited number of entities for the majority of, and in some case all of, the relevant plant's output over the term of the power sales contract. The remaining term of the power sales contracts related to the Company's power plants range from less than one to 38 years. No single customer accounted for 10% or more of total revenue in 2010, 2009, or 2008.

The cash flows and results of operations of such plants are dependent on the credit quality of the purchasers and the continued ability of their customers and suppliers to meet their obligations under the relevant power sales contract. If a substantial portion of the Company's long-term power sales contracts were modified or terminated, the Company would be adversely affected to the extent that it was unable to find other customers at the same level of contract profitability. The loss of one or more significant power sales contracts or the failure by any of the parties to a power sales contract to fulfill its obligations thereunder could have a material adverse impact on the Company's cash flow, results of operations and financial condition.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
RELATED PARTY TRANSACTIONS

25. RELATED PARTY TRANSACTIONS

Our generation businesses in Panama are partially owned by the Government of Panama (the “Panamanian Government”). The Panamanian Government, in turn, partially owns the distribution companies within Panama. For the years ended December 31, 2010, 2009 and 2008, our Panamanian businesses recognized electricity sales to the Panamanian Government totaling  $146 million,  $143 million and  $203 million, respectively. For the same period, our Panamanian businesses purchased electricity, which excludes transmission charges from the Panamanian Government, totaling  $21 million,  $25 million and  $27 million, respectively. As of December 31, 2010 and 2009, our Panamanian businesses owed the Panamanian Government  $4 million and  $7 million, respectively, payable on normal trade terms. For the same period, the Panamanian Government owed our Panamanian businesses  $12 million and  $25 million, respectively, payable on normal trade terms.

Our generation businesses in the Dominican Republic are partially owned by the Government of the Dominican Republic (the “Dominican Government”). The Dominican Government, in turn, owns the distribution companies within the Dominican Republic. For the years ended December 31, 2010, 2009 and 2008, our Dominican Republic businesses recognized electricity sales to the Dominican Government totaling  $179 million,  $204 million and  $244 million, respectively. For the same period, the Dominican Government owed our Dominican Republic businesses  $88 million and  $121 million, respectively, payable on normal trade terms.

In December 2010, ESSA , one of our subsidiaries in Latin America, signed termination agreements related to its long term gas transportation contracts that were under dispute in arbitration tribunals. As a result of these settlements, ESSA paid  $52 million to two of the gas transportation companies which are related parties and recorded a loss of  $43 million. In addition, an aggregate amount of  $16 million was payable to these related parties at December 31, 2010. See Note 12—Contingencies, Litigations for details.

Selected Quarterly Financial Data	12 Months Ended
Dec. 31, 2010
SELECTED QUARTERLY FINANCIAL INFORMATION

26. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

Quarterly Financial Data

The following tables summarize the unaudited quarterly statements of operations for the Company for 2010 and 2009. Amounts reflect all adjustments necessary in the opinion of management for a fair statement of the results for interim periods.

	Quarter ended 2010
	Mar 31	June 30	Sept 30	Dec 31

	(in millions, except per share data)
Revenue	$3,920	$3,923	$4,020	$4,318
Gross margin	961	1,002	982	1,043
Income from continuing operations, net of tax (1)	381	429	300	391
Discontinued operations, net of tax	21	-	97	(560)
Net income	$402	$429	$397	$(169)
Net income (loss) attributable to The AES Corporation	$187	$144	$114	$(436)

Basic income (loss) per share:
Income from continuing operations attributable to
The AES Corporation, net of tax	$0.24	$0.19	$0.06	$0.16
Discontinued operations attributable to
The AES Corporation, net of tax	0.03	(0.01)	0.08	(0.71)
Basic income (loss) per share attributable to
The AES Corporation	$0.27	$0.18	$0.14	$(0.55)

Diluted income (loss) per share:
Income from continuing operations attributable to
The AES Corporation, net of tax	$0.24	$0.19	$0.06	$0.16
Discontinued operations attributable to
The AES Corporation, net of tax	0.03	(0.01)	0.08	(0.71)
Diluted income (loss) per share attributable to
The AES Corporation	$0.27	$0.18	$0.14	$(0.55)

	Quarter ended 2009
	Mar 31	June 30	Sept 30	Dec 31

	(in millions, except per share data)
Revenue	$3,083	$3,163	$3,529	$3,665
Gross margin	833	790	961	822
Income from continuing operations, net of tax (2)	481	513	422	412
Discontinued operations, net of tax	21	17	18	(129)
Net income	$502	$530	$440	$283
Net income (loss) attributable to The AES Corporation	$218	$303	$185	$(48)

Basic income (loss) per share:
Income from continuing operations attributable to
The AES Corporation, net of tax	$0.31	$0.44	$0.27	$0.07
Discontinued operations attributable to
The AES Corporation, net of tax	0.02	0.01	0.01	(0.14)
Basic income (loss) per share attributable to
The AES Corporation	$0.33	$0.45	$0.28	$(0.07)

Diluted income (loss) per share:
Income from continuing operations attributable to
The AES Corporation, net of tax	$0.31	$0.44	$0.27	$0.07
Discontinued operations attributable to
The AES Corporation, net of tax	0.02	0.01	0.01	(0.14)
Diluted income (loss) per share attributable to
The AES Corporation	$0.33	$0.45	$0.28	$(0.07)

  Includes pretax impairment expense of  $315 million and  $96 million, for the third and fourth quarters of 2010, respectively. See Note 19—Impairment Expense and Note 8—Goodwill and Other Intangible Assets for additional discussion on these impairment expenses.
  Includes pretax impairment expense  $140 million for the fourth quarter of 2009. See Note 19—Impairment Expense and Note 8—Goodwill and Other Intangible Assets for additional discussion on the impairment expense.

Subsequent Events	12 Months Ended
Dec. 31, 2010
SUBSEQUENT EVENTS

27. SUBSEQUENT EVENTS

Subsequent to December 31, 2010, the Company continued to repurchase stock under the stock repurchase program announced on July 7, 2010. The Company has repurchased 1,026,610 shares at a cost of  $13 million in 2011, bringing the cumulative total through February 22, 2011 to 9,409,435 shares at a total cost of  $112 million (average price of  $11.92 per share including commissions). As of February 22, 2011,  $388 million of the  $500 million authorized remained available under the stock repurchase program. For additional information, see Note 14—Equity included in Item 8 of this Form 8-K.

On February 1, 2011, AES Thames, LLC (“Thames”), our 208 MW coal-fired plant in Connecticut, filed petitions for bankruptcy protection under Chapter 11 in the U. S. Bankruptcy Court. The bankruptcy is due, in part, to the increased cost of energy production. The bankruptcy protection is not expected to have a material impact on the Company's financial position or the results of operations.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2010
Significant accounting policies abstract
PRINCIPLES OF CONSOLIDATION

PRINCIPLES OF CONSOLIDATION—The Consolidated Financial Statements of the Company include the accounts of The AES Corporation, its subsidiaries and controlled affiliates, and variable interest entities (“VIEs”) of which the Company is the primary beneficiary. All intercompany transactions and balances have been eliminated in consolidation.

A VIE is an entity (a) that has a total equity investment at risk that is not sufficient to finance its activities without additional subordinated financial support or (b) where the group of equity holders does not have (i) the ability to make significant decisions about the entity's activities, (ii) the obligation to absorb the entity's expected losses or (iii) the right to receive the entity's expected residual returns or (c) where the voting rights of some equity holders are not proportional to their obligations to absorb expected losses, receive expected residual returns, or both, and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

Effective January 1, 2010, the Company prospectively adopted the new accounting guidance on the consolidation of VIEs. The new guidance requires an entity to determine qualitatively, rather than quantitatively, the primary beneficiary of a VIE. This determination is based on whether the entity has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. Other key changes include: a requirement for the ongoing reconsideration of the primary beneficiary, the criteria used for determining whether service provider or decision maker contracts are variable interests, the consideration of kick-out and removal rights in determining whether an entity is a VIE, the types of events that trigger the reassessment of whether an entity is a VIE and expansion of the disclosures previously required.

The determination of which party has the power to direct the activities that most significantly impact the economic performance of the VIE could require significant judgment and assumptions. That determination considers the purpose and design of the business, the risks that the business was designed to create and pass along to other entities, the activities of the business that can be directed and which party can direct them, and the expected relative impact of those activities on the economic performance of the business through its life. The businesses for which significant judgment and assumptions were required were primarily certain generation businesses who have power purchase agreements (“PPAs”) to sell energy exclusively or primarily to a single counterparty for the term of those agreements. For these generation businesses, the counterparty has the power to dispatch energy and, in some instances, to make decisions regarding the sale of excess energy. As such, the counterparty has the power to direct certain activities that significantly impact the economic performance of the business primarily through the cash flows and gross margin, if any, earned by the business from the sale of energy to the counterparty and sometimes through the counterparty's absorption of fuel price risk. However, the counterparty usually does not have the power to direct any of the other activities that could significantly impact the economic performance. These other activities include: daily operation and management, maintenance, repairs and capital expenditures, plant expansion, decisions regarding the overall financing of ongoing operations and budgets and, in some instances, decisions regarding the sale of excess energy. As such, AES has the power to direct some activities of the business that significantly impact its economic performance, primarily through the cash flows and gross margin earned from capacity payments received from being available to produce energy and from the sale of energy to other entities (particularly during any period beyond the end of the power purchase agreement). For these businesses, the determination as to which set of activities most significantly impact the economic performance of the business requires significant judgment and the use of assumptions. The Company concluded that the activities directed by the counterparty were less significant than those directed by AES.

The adoption of the new accounting guidance on the consolidation of VIEs resulted in the deconsolidation of certain immaterial VIEs previously consolidated. Additionally, assets, liabilities and operating results of two of the Company's VIEs, previously accounted for under the equity method of accounting, were required to be consolidated. Cartagena, a 71% owned generation business in Spain, and Cili, a 51% owned generation business in China, were consolidated under the new guidance. This resulted in a cumulative effect adjustment of  $47 million to retained earnings as of January 1, 2010. The cumulative effect adjustment is primarily comprised of losses that were not recognized while the equity method of accounting was suspended for Cartagena. The equity method of accounting was suspended in December 2008 when the Company's basis in its investment in Cartagena was reduced to zero. As of December 31, 2010, total assets and total liabilities related to these VIEs were  $850 million and  $919 million, respectively. In addition, revenue for the year ended December 31, 2010 included  $416 million of revenue from these VIEs. Prior period operating results of these VIEs are reflected in “Net equity in earnings of affiliates” except for those prior periods during which the equity method of accounting was suspended.

USE OF ESTIMATES	USE OF ESTIMATES—The preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Items subject to such estimates and assumptions include: the carrying value and estimated useful lives of long-lived assets; impairment of goodwill, long-lived assets and equity method investments; valuation allowances for receivables and deferred tax assets; the recoverability of deferred regulatory assets; the valuation of certain financial instruments; the determination of noncontrolling interest using the hypothetical liquidation at book value (“HLBV”) method for certain wind generation partnerships; pension liabilities; environmental liabilities; and potential litigation claims and settlements.
DISCONTINUED OPERATIONS AND RECLASSIFICATIONS

DISCONTINUED OPERATIONS AND RECLASSIFICATIONS—A discontinued operation is a component of the Company that either has been disposed of or is classified as held for sale. A component of the Company comprises operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the Company. In accordance with the accounting standards on the impairment or disposal of long-lived assets, the prior period Consolidated Financial Statements in have been restated to reflect the businesses determined to be discontinued operations, as further discussed in Note 21—Discontinued Operations and Held for Sale Businesses. The Company has reclassified certain of its trade related payables from accrued and other liabilities to accounts payable within the Consolidated Financial Statements to conform to current year presentation.

FAIR VALUE	FAIR VALUE—Fair value, as defined in the fair value measurement accounting guidance, is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, or exit price. The Company applies the fair value measurement accounting guidance for financial assets and liabilities to determine the fair value of short and long term investments in marketable debt and equity securities, included in the consolidated balance sheet line items “Short-term investments” and “Other assets (noncurrent),” derivative assets, included in “Other current assets” and “Other assets (noncurrent)” and derivative liabilities, included in “Accrued and other liabilities (current)” and “Other long-term liabilities.” The Company applies the fair value measurement guidance for nonfinancial assets upon the acquisition of a business in accordance with the accounting guidance for business combinations or in conjunction with the measurement of an impairment loss on an asset group or reporting unit under the accounting guidance for the impairment of long-lived assets or goodwill. The fair value measurement accounting guidance requires that the Company make assumptions that market participants would use in pricing an asset or liability based on the best information available. These factors include nonperformance risk (the risk that the obligation will not be fulfilled) and credit risk of the reporting entity (for liabilities) and of the counterparty (for assets). The fair value measurement guidance prohibits the inclusion of transaction costs and any adjustments for blockage factors in determining the instruments’ fair value. The principal or most advantageous market should be considered from the perspective of the reporting entity. Fair value, where available, is based on observable quoted market prices. Where observable prices or inputs are not available, several valuation models and techniques are applied. These models and techniques attempt to maximize the use of observable inputs and minimize the use of unobservable inputs. The process involves varying levels of management judgment, the degree of which is dependent on the price transparency of the instruments or market and the instruments’ complexity. To increase consistency and enhance disclosure of the fair value of financial instruments, the fair value measurement accounting guidance creates a fair value hierarchy to prioritize the inputs used to measure fair value into three categories. An asset or liability’s level within the fair value hierarchy is based on the lowest level of input significant to the fair value measurement, where Level 1 is the highest and Level 3 is the lowest. The three levels are defined as follows: Level 1—unadjusted quoted prices in active markets accessible by the reporting entity for identical assets or liabilities. Active markets are those in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Level 2—pricing inputs other than quoted market prices included in Level 1 which are based on observable market data, that are directly or indirectly observable for substantially the full term of the asset or liability. These include quoted market prices for similar assets or liabilities, quoted market prices for identical or similar assets in markets that are not active, adjusted quoted market prices, inputs from observable data such as interest rate and yield curves, volatilities or default rates observable at commonly quoted intervals or inputs derived from observable market data by correlation or other means. The fair value of most over-the-counter derivatives derived from internal valuation models using market inputs and most investments in marketable debt securities qualify as Level 2. Level 3—pricing inputs that are unobservable, or less observable, from objective sources. Unobservable inputs are only used to the extent observable inputs are not available. These inputs maintain the concept of an exit price from the perspective of a market participant and should reflect assumptions of other market participants. An entity should consider all market participant assumptions that are available without unreasonable cost and effort. These are given the lowest priority and are generally used in internally developed methodologies to generate management’s best estimate of the fair value when no observable market data is available. The fair value of the Company’s reporting units determined using a discounted cash flows valuation model for goodwill impairment assessment and the fair value of the Company’s long-lived asset groups determined using a discounted cash flows valuation model for the long-lived asset impairment assessments qualify as Level 3. Any transfers between the fair value hierarchy levels are recognized at the end of the reporting period.
CASH AND CASH EQUIVALENTS	CASH AND CASH EQUIVALENTS—The Company considers unrestricted cash on hand, deposits in banks, certificates of deposit and short-term marketable securities, with an original or remaining maturity at the date of acquisition of three months or less, to be cash and cash equivalents. The carrying amount of such balances approximate fair value.
RESTRICTED CASH	RESTRICTED CASH—Restricted cash includes cash and cash equivalents which are restricted as to withdrawal or usage. The nature of restrictions includes restrictions imposed by financing agreements such as security deposits kept as collateral, debt service reserves, maintenance reserves and others, as well as restrictions imposed by long-term PPAs.
INVESTMENTS IN MARKETABLE SECURITIES	INVESTMENTS IN MARKETABLE SECURITIES—Short-term investments in marketable debt and equity securities consist of securities with original or remaining maturities in excess of three months but less than one year. The Company’s marketable investments are primarily certificates of deposit, government debt securities and money market funds. Marketable debt securities that the Company has both the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Other marketable securities that the Company does not intend to hold to maturity are classified as available-for-sale or trading and are carried at fair value. Available-for-sale investments are marked-to-market at the end of each reporting period, with unrealized holding gains or losses, which represent changes in the market value of the investment, reflected in accumulated other comprehensive income (“AOCI”), a separate component of stockholders’ equity. In measuring the other-than-temporary impairment of debt securities, the Company identifies two components: 1) the amount representing the credit loss, which is recognized as “other non-operating expense” in the Consolidated Statements of Operations; and 2) the amount related to other factors, which is recognized in AOCI unless there is a plan to sell the security, in which case it would be recognized in earnings. The amount recognized in AOCI for held-to-maturity debt securities is then amortized over the remaining life of the security. Investments classified as trading are marked-to-market on a periodic basis through the Consolidated Statements of Operations. Interest and dividends on investments are reported in interest income and other income, respectively. Gains and losses on sales of investments are determined using the specific identification method. See Note 4—Fair Value and the Company’s fair value policy for additional discussion regarding the determination of the fair value of the Company’s investments in marketable debt and equity securities.
ACCOUNTS AND NOTES RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS	ACCOUNTS AND NOTES RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS—Accounts and Notes receivable are carried at amortized cost. The Company periodically assesses the collectability of accounts receivable considering factors such as specific evaluation of collectability, historical collection experience, the age of accounts receivable and other currently available evidence of the collectability, and records an allowance for doubtful accounts for the estimated uncollectable amount as appropriate. Certain of our businesses charge interest on accounts receivable either under contractual terms or where charging interest is a customary business practice. In such cases, interest income is recognized on an accrual basis. In situations where the collection of interest is uncertain, interest income is recognized as cash is received. Individual accounts and notes receivable are written off when they are no longer deemed collectible. Included in “Noncurrent Other Assets” are long-term financing receivables of $151 million, primarily with certain Latin American governmental bodies. These receivables have contractual maturities of greater than one year and are being collected in installments. Of the total $151 million, amounts of $81 million and $55 million, respectively, relate to our businesses in Argentina and the Dominican Republic. The remaining amount relates to our distribution businesses in Brazil.
INVENTORY

INVENTORY—Inventory primarily consists of coal, fuel oil and other raw materials used to generate power, and spare parts and supplies used to maintain power generation and distribution facilities. Inventory is carried at lower of cost or market. Cost is the sum of the purchase price and incidental expenditures and charges incurred to bring the inventory to its existing condition or location. Cost is determined under the first-in, first-out (“FIFO”), average cost or specific identification method. Generally, cost is reduced to market value if the market value of inventory has declined and it is probable that the utility of inventory, in its disposal in the ordinary course of business, will not be recovered through revenue earned from the generation of power.

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment

Property, plant and equipment are stated at cost, net of accumulated depreciation. The costs of renewals and improvements that extend the useful life of property, plant and equipment are capitalized.

Construction progress payments, engineering costs, insurance costs, salaries, interest and other costs directly relating to construction in progress are capitalized during the construction period, provided the completion of the project is deemed probable, or expensed at the time the Company determines that development of a particular project is no longer probable. The continued capitalization of such costs is subject to ongoing risks related to successful completion, including those related to government approvals, site identification, financing, construction permitting and contract compliance. Construction in progress balances are transferred to electric generation and distribution assets when an asset group is ready for its intended use. Government subsidies are recorded as a reduction to property, plant and equipment and reflected in cash flows from investing activities.

Depreciation, after consideration of salvage value and asset retirement obligations, is computed primarily using the straight-line method over the estimated useful lives of the assets, which are determined on a composite or component basis. Maintenance and repairs are charged to expense as incurred. Capital spare parts, including rotable spare parts, are included in electric generation and distribution assets. If the spare part is considered a component, it is depreciated over its useful life after the part is placed in service. If the spare part is deemed part of a composite asset, the part is depreciated over the composite useful life even when being held as a spare part.

INTANGIBLE ASSETS SUBJECT TO AMORTIZATION	Intangible Assets Subject to Amortization Finite-lived intangible assets are amortized over their useful lives which range from 1 - 89 years. The Company accounts for purchased emission allowances as intangible assets and records an expense when utilized or sold. Granted allowances are valued at zero.
IMPAIRMENTS OF LONG-LIVED ASSETS

Impairment of Long-lived Assets

The Company evaluates the impairment of long-lived assets (asset group) using internal projections of undiscounted cash flows when circumstances indicate that the carrying amount of such assets may not be recoverable or the assets meet the held for sale criteria under the relevant accounting standards. Events or changes in circumstances that may necessitate a recoverability evaluation may include but are not limited to: changes to or the passage of new legislation, changes in the relative pricing of wholesale electricity, anticipated demand and/or cost of fuel. The carrying amount of a long-lived asset (asset group) may not be recoverable if it exceeds the sum of undiscounted cash flows expected to result from the use and eventual disposal of the asset (asset group). In such cases, fair value of the long-lived asset (asset group) is determined in accordance with the fair value measurement accounting guidance. The excess of carrying amount over fair value, if any, is recognized as an impairment expense. For regulated assets, an impairment expense could be reduced by the establishment of a regulatory asset, if recovery through approved rates was probable. For non-regulated assets, impairment is recognized as an expense against earnings.

DEFERRED FINANCING COSTS

DEFERRED FINANCING COSTS—Financing costs are deferred and amortized over the related financing period using the effective interest method or the straight-line method when it does not differ materially from the effective interest method. Make-whole payments in connection with early debt retirements are classified as cash flows used in investing activities.

EQUITY METHOD INVESTMENTS	EQUITY METHOD INVESTMENTS—Investments in entities over which the Company has the ability to exercise significant influence, but not control, are accounted for using the equity method of accounting and reported in “Investments in and advances to affiliates” on the Consolidated Balance Sheets. In accordance with the accounting guidance for equity method investments, the Company periodically assesses the recoverability of its equity method investments. If an identified event or change in circumstances requires an impairment evaluation, management assesses the fair value based on valuation methodologies, including discounted cash flows, estimates of sale proceeds and external appraisals, as appropriate. The difference between the carrying amount of the equity method investment and its estimated fair value is recognized as impairment when the loss in value is deemed other-than-temporary and included in “Other non-operating expense” on the Consolidated Statements of Operations. In accordance with the accounting standards for equity method investments, the Company discontinues the application of the equity method when an investment is reduced to zero and the Company is not otherwise committed to provide further financial support to the investee. The Company resumes the application of the equity method if the investee subsequently reports net income to the extent that the Company’s share of such net income equals the share of net losses not recognized during the period in which the equity method of accounting was suspended.
GOODWILL AND INDEFINITE-LIVED INTANGIBLE ASSETS

GOODWILL AND INDEFINITE-LIVED INTANGIBLE ASSETS—In accordance with the accounting guidance on goodwill and other intangible assets, the Company recognizes goodwill as an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. The Company evaluates goodwill and indefinite-lived intangible assets for impairment on an annual basis and whenever events or changes in circumstances necessitate an evaluation for impairment. The Company's annual impairment testing date is October 1st.

Goodwill:

The Company evaluates goodwill impairment at the reporting unit level, which is an operating segment, as defined in the segment reporting accounting guidance, or one level below an operating segment, a component. In determining its reporting units, the Company starts with its segment reporting structure. Operating segments are identified and then analyzed to identify components (usually businesses) which make up these operating segments. Two or more components are combined into a single reporting unit if they share the economic similarity criteria prescribed by the accounting guidance. Assets and liabilities are allocated to a reporting unit if the assets will be employed by or a liability relates to the operations of a reporting unit or would be considered by a market participant in determining its fair value. Goodwill resulting from an acquisition is assigned to the reporting units that are expected to benefit from the synergies of the acquisition. Generally, each AES business constitutes a reporting unit.

Goodwill impairment evaluation is performed in two steps. In Step 1, the carrying amount of a reporting unit is compared to its fair value and if the fair value exceeds the carrying amount, Step 2 is unnecessary. If the carrying amount exceeds the reporting unit's fair value, this could indicate potential impairment and Step 2 of the goodwill evaluation process is required to determine if goodwill is impaired and to measure the amount of impairment loss to recognize, if any. In determining the implied fair value of goodwill for impairment measurement, the accounting guidance requires measuring all assets and liabilities, including unrecognized assets and liabilities, at fair value, as would be done in a business combination. When a Step 2 analysis is required to be completed, the fair value of individual assets and liabilities is determined using valuations (which in some cases may be based in part on third party valuation reports), or other observable sources of fair value, as appropriate. An impairment loss is recognized to the extent the carrying amount of goodwill exceeds its implied fair value, not to exceed the carrying value of goodwill.

Most of the Company's reporting units are not publicly traded. Therefore, the Company estimates the fair value of its reporting units under the fair value measurement accounting guidance which requires making assumptions that a market participant would make in a hypothetical sale transaction at the testing date. The fair value of a reporting unit is estimated using internal budgets and forecasts, adjusted for any market participants' assumptions and discounted at the rate of return required by a market participant. The Company considers both market and income-based approaches to determine a range of fair value, but typically concludes that the value derived using an income-based approach is more representative of fair value due to the lack of direct market comparables. The Company does use market data to corroborate and determine the reasonableness of the fair value derived from the income-based discounted cash flow analysis.

Indefinite-lived Intangible Assets:

The Company's indefinite-lived intangible assets include items such as land use rights, easements, and concessions. These are tested for impairment on an annual basis or whenever events or changes in circumstances necessitate an evaluation for impairment in accordance with applicable accounting guidance for indefinite-lived intangible assets.

INCOME TAXES

INCOME TAXES—Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities, and their respective income tax bases. The Company establishes a valuation allowance when it is more likely than not that all or a portion of a deferred tax asset will not be realized. The Company's tax positions are evaluated under a more-likely-than-not recognition threshold and measurement analysis before they are recognized for financial statement reporting.

Uncertain tax positions have been classified as noncurrent income tax liabilities unless expected to be paid within one year. The Company's policy for interest and penalties related to income tax exposures is to recognize interest and penalties as a component of the provision for income taxes in the Consolidated Statements of Operations.

PENSION AND OTHER POSTRETIREMENT PLANS	PENSION AND OTHER POSTRETIREMENT PLANS—In accordance with the accounting guidance on defined benefit pension and other postretirement plans, the Company recognizes in its Consolidated Balance Sheets an asset or liability reflecting the funded status of pension and other postretirement plans with current year changes in the funded status recognized in AOCI. All plan assets are recorded at fair value. AES follows the measurement date provisions of the accounting guidance, which require a year-end measurement date of plan assets and obligations for all defined benefit plans.
NONCONTROLLING INTERESTS

NONCONTROLLING INTERESTS—In accordance with the accounting guidance on noncontrolling interests, such interests are classified as a separate component of equity in the Consolidated Balance Sheets and Consolidated Statements of Changes in Stockholders' Equity. Additionally, net income and comprehensive income attributable to noncontrolling interests are reflected separately from consolidated net income and comprehensive income in the Consolidated Statements of Operations and Consolidated Statements of Changes in Stockholders' Equity. Any change in ownership of a subsidiary while the controlling financial interest is retained is accounted for as an equity transaction between the controlling and noncontrolling interests. Losses continue to be attributed to the noncontrolling interests, even when the noncontrolling interests' basis has been reduced to zero.

Although in general, the noncontrolling ownership interest in earnings is calculated based on ownership percentage, certain of the Company's wind businesses use the HLBV method in consolidation. HLBV uses a balance sheet approach, which measures the Company's equity in income or loss by calculating the change in the amount of net worth the partners are legally able to claim based on a hypothetical liquidation of the entity at the beginning of a reporting period compared to the end of that period. This method is used in AES Wind Generation partnerships which contain agreements designating different allocations of value among investors, where the allocations change in form or percentage over the life of the partnership.

ASSET RETIREMENT OBLIGATIONS	ASSET RETIREMENT OBLIGATIONS—In accordance with the accounting standards for asset retirement obligations, the Company records the fair value of the liability for a legal obligation to retire an asset in the period in which the obligation is incurred. When a new liability is recognized, the Company capitalizes the costs of the liability by increasing the carrying amount of the related long-lived asset. The liability is accreted to its present value each period and the capitalized cost is depreciated over the useful life of the related asset. Upon settlement of the obligation, the Company eliminates the liability and, based on the actual cost to retire, may incur a gain or loss.
GUARANTOR ACCOUNTING	GUARANTOR ACCOUNTING—In accordance with the accounting standards on guarantees, at the inception of a guarantee, the Company records the fair value of a guarantee as a liability, with the offset dependent on the circumstances under which the guarantee was issued.
TRANSFER OF FINANCIAL ASSETS

TRANSFER OF FINANCIAL ASSETS—Effective January 1, 2010, the Company prospectively adopted the new accounting guidance on transfers of financial assets, which among other things: removes the concept of a qualifying special purpose entity; introduces the concept of participating interests and specifies that in order to qualify for sale accounting a partial transfer of a financial asset or a group of financial assets should meet the definition of a participating interest; clarifies that an entity should consider all arrangements made contemporaneously with or in contemplation of a transfer and requires enhanced disclosures to provide financial statement users with greater transparency about transfers of financial assets and a transferor's continuing involvement with transfers of financial assets accounted for as sales. Upon adoption on January 1, 2010, the Company recognized  $40 million as accounts receivable and as an associated secured borrowing on its Consolidated Balance Sheet; both of which have since increased to  $50 million as of December 31, 2010, as additional interests in receivables have been sold. While securitizing these accounts receivable through IPL Funding, a special purpose entity, IPL, the Company's integrated utility in Indianapolis, had previously recognized the transaction as a sale, but had not recognized the accounts receivable and secured borrowing on its balance sheet. Under the facility, interests in these accounts receivable are sold, on a revolving basis, to unrelated parties (the Purchasers) up to the lesser of  $50 million or an amount determinable under the facility agreement. The Purchasers assume the risk of collection on the interest sold without recourse to IPL, which retains the servicing responsibilities for the interest sold. While no direct recourse to IPL exists, IPL risks loss in the event collections are not sufficient to allow for full recovery of the retained interests. No servicing asset or liability is recorded since the servicing fee paid to IPL approximates a market rate. Under the new accounting guidance, the retained interest in these securitized accounts receivable does not meet the definition of a participating interest, thereby requiring the Company to recognize on its Consolidated Balance Sheet the portion transferred and the proceeds received as accounts receivable and a secured borrowing, respectively.

FOREIGN CURRENCY TRANSLATION

FOREIGN CURRENCY TRANSLATION—A business' functional currency is the currency of the primary economic environment in which the business operates and is generally the currency in which the business generates and expends cash. Subsidiaries and affiliates whose functional currency is a currency other than the U.S. Dollar translate their assets and liabilities into U.S. Dollars at the current exchange rates in effect at the end of the fiscal period. The revenue and expense accounts of such subsidiaries and affiliates are translated into U.S. Dollars at the average exchange rates that prevailed during the period. Translation adjustments are included in AOCI. Gains and losses on intercompany foreign currency transactions that are long-term in nature and which the Company does not intend to settle in the foreseeable future, are also recognized in AOCI. Gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in determining net income.

REVENUE RECOGNITION

REVENUE RECOGNITION—Revenue from Utilities is classified as regulated on the Consolidated Statements of Operations. Revenue from the sale of energy is recognized in the period during which the sale occurs. The calculation of revenue earned but not yet billed is based on the number of days not billed in the month, the estimated amount of energy delivered during those days and the estimated average price per customer class for that month. Differences between actual and estimated unbilled revenue are usually immaterial. Revenue from the Generation business is classified as non-regulated and is recognized based upon output delivered and capacity provided, at rates as specified under contract terms or prevailing market rates. The Company has businesses where it makes sales and purchases of power to and from Independent System Operators (“ISOs”) and Regional Transmission Organizations (“RTOs”). In those instances, the Company accounts for these transactions on a net hourly basis because the transactions are settled on a net hourly basis. Revenue is recorded net of any taxes assessed on and collected from customers, which are remitted to the governmental authorities.

SHARE-BASED COMPENSATION	SHARE-BASED COMPENSATION—The Company grants share-based compensation in the form of stock options and restricted stock units. The Company accounts for stock-based compensation plans under the accounting guidance on stock-based compensation, which requires entities to recognize compensation costs relating to share-based payments in their financial statements. That cost is measured on the grant date based on the fair value of the equity or liability instrument issued and is expensed on a straight-line basis over the requisite service period, net of estimated forfeitures. Currently, the Company uses a Black-Scholes option pricing model to estimate the fair value of stock options granted to its employees.
GENERAL AND ADMINISTRATIVE EXPENSES

GENERAL AND ADMINISTRATIVE EXPENSES—General and administrative expenses include corporate and other expenses related to corporate staff functions and initiatives, primarily executive management, finance, legal, human resources and information systems, which are not directly allocable to our business segments. Additionally, all costs associated with business development efforts are classified as general and administrative expenses.

REGULATORY ASSETS AND LIABILITIES

REGULATORY ASSETS AND LIABILITIES—The Company accounts for certain of its regulated operations in accordance with the accounting standards on regulated operations. As a result, AES records assets and liabilities that result from the regulated ratemaking process that are not recognized under GAAP for non-regulated entities. Regulatory assets generally represent incurred costs that have been deferred due to the probability of future recovery in customer rates. Regulatory liabilities generally represent obligations to make refunds to customers. Management continually assesses whether the regulatory assets are probable of future recovery by considering factors such as applicable regulatory changes, recent rate orders applicable to other regulated entities and the status of any pending or potential deregulation legislation. If future recovery of costs previously deferred ceases to be probable, the asset write-offs are recognized in continuing operations.

DERIVATIVES AND HEDGING ACTIVITIES

DERIVATIVES AND HEDGING ACTIVITIES— Derivatives primarily consist of interest rate swaps, cross currency swaps, foreign currency instruments, and commodity and embedded derivatives. The Company enters into various derivative transactions in order to hedge its exposure to certain market risks. AES primarily uses derivative instruments to manage its interest rate, foreign currency and commodity exposures. The Company does not enter into derivative transactions for trading purposes.

Under the accounting standards for derivatives and hedging, the Company recognizes all contracts that meet the definition of a derivative, except those designated as normal purchase or normal sale at inception, as either assets or liabilities in the Consolidated Balance Sheets and measures those instruments at fair value. Changes in the fair value of derivatives are recognized in earnings unless specific hedge criteria are met. Gains and losses related to derivative instruments that qualify as hedges are recognized in the same category as generated by the underlying asset or liability. Gains or losses on derivatives that do not qualify for hedge accounting are recognized as interest expense for interest rate and cross currency derivatives, foreign currency transaction gains or losses for foreign currency derivatives, and non-regulated revenue or non-regulated cost of sales for commodity derivatives.

The accounting standards for derivatives and hedging enable companies to designate qualifying derivatives as hedging instruments based on the exposure being hedged. These hedge designations include fair value hedges and cash flow hedges. Changes in the fair value of a derivative that is highly effective, designated and qualifies as a fair value hedge are recognized in earnings as offsets to the changes in fair value of the exposure being hedged. The Company has no fair value hedges at this time. Changes in the fair value of a derivative that is highly effective, designated and qualifies as a cash flow hedge are deferred in AOCI and are recognized into earnings as the hedged transactions affect earnings. Any ineffectiveness is recognized in earnings immediately. The ineffective portion is recognized as interest expense for interest rate and cross currency hedges, foreign currency transaction gains or losses for foreign currency hedges, and non-regulated revenue or non-regulated cost of sales for commodity hedges. For all hedge contracts, the Company maintains formal documentation of the hedge and effectiveness testing in accordance with the accounting standards for derivatives and hedging. If AES determines that the derivative is not highly effective as a hedge, hedge accounting will be discontinued prospectively.

For cash flow hedges of forecasted transactions, AES estimates the future cash flows of the forecasted transactions and evaluates the probability of the occurrence and timing of such transactions. Changes in conditions or the occurrence of unforeseen events could require discontinuance of hedge accounting or could affect the timing of the reclassification of gains or losses on cash flow hedges from AOCI into earnings.

The Company has elected not to offset net derivative positions in the financial statements. Accordingly, the Company does not offset such derivative positions against the fair value of amounts (or amounts that approximate fair value) recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) under master netting arrangements.

See Note 4—Fair Value and the Company's fair value policy for additional discussion regarding the determination of the fair value of the Company's derivative assets and liabilities.

Derivatives Basis And Use Of Derivatives Use Of Derivatives	Risk Management Objectives The Company is exposed to market risks associated with its enterprise-wide business activities, namely the purchase and sale of fuel and electricity as well as foreign currency risk and interest rate risk. In order to manage the market risks associated with these business activities, we enter into contracts that incorporate derivatives and financial instruments, including forwards, futures, options, swaps or combinations thereof, as appropriate. The Company applies hedge accounting for all contracts as long as they are eligible under the accounting standards for derivatives and hedging. While derivative transactions are not entered into for trading purposes, some contracts are not eligible for hedge accounting.
Derivatives Basis And Use Of Derivatives Basis	Derivative assets and liabilities are recognized at their fair value.
Derivatives Offsetting Fair Value Amounts Policy	The Company has elected not to offset net derivative positions in the financial statements.
Debt Instrument Fair Value Basis For Measurement	Recourse and non-recourse debt are carried at amortized cost. The fair value of recourse debt is estimated based on quoted market prices. The fair value of non-recourse debt is estimated differently based upon the type of loan. The fair value of fixed rate loans is estimated using quoted market prices, if available or a discounted cash flow analysis. In the discounted cash flow analysis, the discount rate is based on the credit rating of the individual debt instruments if available, or the credit rating of the subsidiary. If the subsidiary’s credit rating is not available, a synthetic credit rating is determined using certain key metrics, including cash flow ratios and interest coverage, as well as other industry specific factors. For subsidiaries located outside of the U.S., in the event that the country rating is lower than the credit rating previously determined, the country rating is used for the purposes of the discounted cash flow analysis. The fair value of recourse and non-recourse debt excludes accrued interest at the valuation date.
Commitments And Contingencies Policy

The Company is involved in certain claims, suits and legal proceedings in the normal course of business, some of which are described below. The Company has accrued for litigation and claims where it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. The Company has evaluated claims in accordance with the accounting guidance for contingencies that it deems both probable and reasonably estimable and accordingly, has recorded aggregate reserves for all claims for approximately  $448 million and  $480 million as of December 31, 2010 and 2009, respectively. These are reported on the Consolidated Balance Sheet within “accrued and other liabilities” and “other long-term liabilities.” A significant portion of these reserves relate to employment, non-income tax and customer disputes in international jurisdictions, principally Brazil. Certain of the Company's subsidiaries, principally in Brazil, are defendants in a number of labor and employment lawsuits. The complaints generally seek unspecified monetary damages, injunctive relief, or other relief. The subsidiaries have denied any liability and intend to vigorously defend themselves in all of these proceedings. There can be no assurance that this reserve will be adequate to cover all existing and future claims or that we will have the liquidity to pay such claims as they arise.

Earnings Per Share Policy

Basic and diluted earnings per share are based on the weighted average number of shares of common stock and potential common stock outstanding during the period. Potential common stock, for purposes of determining diluted earnings per share, includes the effects of dilutive restricted stock units, stock options and convertible securities. The effect of such potential common stock is computed using the treasury stock method or the if-converted method, as applicable.

ACCOUNTS PAYABLE AND OTHER ACCRUED LIABILITIES

ACCOUNTS PAYABLE AND OTHER ACCRUED LIABILITIES—Accounts payable consists of amounts due to trade creditors related to the Company's core business operations. The nature of these payables include amounts owed to vendors and suppliers for items such as energy purchased for resale, fuel, maintenance, inventory and other raw materials. Other accrued liabilities include items such as income taxes, regulatory liabilities, legal contingencies and employee related costs including payroll, benefits and related taxes.

Inventory (Tables)	12 Months Ended
Dec. 31, 2010
Inventory Tables Abstract
Inventory Balance By Type
	December 31,
	2010	2009

	(in millions)
Coal, fuel oil and other raw materials	$276	$229
Spare parts and supplies	286	250
Total	$562	$479

Property Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2010
Property Plant And Equipment Tables Abstract
PP&E With Useful Life Classification
	Estimated	December 31,
	Useful Life	2010	2009

		(in millions)
Electric generation and distribution facilities	3 - 62 yrs.	$24,374	$22,680
Other buildings	3 - 50 yrs.	2,211	1,922
Furniture, fixtures and equipment	3 - 31 yrs.	729	684
Other	1 - 50 yrs.	858	686
Total electric generation and distribution assets and other		28,172	25,972
Accumulated depreciation		(9,145)	(8,576)
Net electric generation and distribution assets and other(1)		$19,027	$17,396

Interest Capitalized During Development And Construction
	December 31,
	2010	2009	2008

	(in millions)
Interest capitalized during development and construction	$193	$183	$172

Net Asset Value Of Regulated And Non-Regulated Assets And Accumulated Depreciation
	December 31,
	2010	2009

	(in millions)
Regulated assets	$12,488	$11,744
Regulated accumulated depreciation	(5,123)	(4,830)
Regulated generation, distribution assets, and other, net	7,365	6,914
Non-regulated assets	15,684	14,228
Non-regulated accumulated depreciation	(4,022)	(3,746)
Non-regulated generation, distribution assets, and other, net	11,662	10,482
Net electric generation and distribution assets, and other	$19,027	$17,396

Amounts Recognized Due To Asset Retirement Obligation
	2010	2009

	(in millions)
Balance at January 1	$67	$47
Additional liabilities incurred	19	17
Accretion expense	5	3
Change in estimated cash flows	1	-
Balance at December 31	$92	$67

Fair Value (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value Disclosure Tables Abstract
Fair Value Summary Table
	December 31,
	2010		2009
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

	(in millions)
Assets
Marketable securities	$1,772	$1,772	$1,691	$1,691
Derivatives	124	124	120	120
Total assets	$1,896	$1,896	$1,811	$1,811
Liabilities
Debt	$19,551	$20,137	$19,343	$19,778
Derivatives	423	423	303	303
Total liabilities	$19,974	$20,560	$19,646	$20,081

Fair Value Hierarchy For Recurring Measurements Table
	Quoted Market	Significant
	Prices in Active	Other	Significant
	Market for	Observable	Unobservable	Total
	Identical Assets	Inputs	Inputs	December 31,
	(Level 1)	(Level 2)	(Level 3)	2010

	(in millions)

Assets
Available-for-sale securities	$8	$1,712	$42	$1,762
Trading securities	10	-	-	10
Derivatives	-	63	61	124
Total assets	$18	$1,775	$103	$1,896

Liabilities
Derivatives	$-	$411	$12	$423
Total liabilities	$-	$411	$12	$423

	Quoted Market	Significant
	Prices in Active	Other	Significant
	Market for	Observable	Unobservable	Total
	Identical Assets	Inputs	Inputs	December 31,
	(Level 1)	(Level 2)	(Level 3)	2009

	(in millions)

Assets
Available-for-sale securities	$133	$1,501	$42	$1,676
Trading securities	7	-	-	7
Derivatives	-	90	30	120
Total assets	$140	$1,591	$72	$1,803

Liabilities
Derivatives	$-	$273	$30	$303
Total liabilities	$-	$273	$30	$303

Derivatives Level 3 Rollforward Table
	Year Ended December 31,
	2010					2009
	Interest	Cross	Foreign	Commodity
	Rate	Currency	Currency	& Other	Total	Total

	(in millions)

Balance at beginning of period(1)	$(12)	$(12)	$-	$24	$-	$(71)
Total gains (losses) (realized and unrealized):
Included in earnings(2)	1	4	25	21	51	(18)
Included in other comprehensive income	(12)	13	-	-	1	134
Included in regulatory assets	(3)	-	-	1	(2)	-
Purchases, issuances and settlements	7	5	(1)	(28)	(17)	31
Transfers of assets (liabilities) into Level 3(3)	-	-	(2)	-	(2)	1
Transfers of (assets) liabilities out of Level 3(3)	18	-	-	-	18	(77)
Balance at end of period(1)	$(1)	$10	$22	$18	$49	$-

Total gains (losses) for the period included in earnings
attributable to the change in unrealized gains
(losses) relating to assets and liabilities held at the
end of the period	$-	$7	$24	$9	$40	$(2)

Available For Sale Securities Level 3 Rollforward Table
	Year Ended December 31,
	2010	2009

	(in millions)

Balance at beginning of period(1)	$42	$42
Purchases, issuances and settlements	-	-
Balance at end of period	$42	$42

Total gains (losses) for the period included in earnings attributable to the change in unrealized gains/losses relating to assets held at the
end of the period	$-	$-

Fair Value Assets Measured On Nonrecurring Basis Text Block
		Year Ended December 31, 2010
	Carrying	Fair Value			Gross
	Amount(1)	Level 1	Level 2	Level 3	(Gain) Loss

	(in millions)
Long-lived assets held and used:
Southland (Huntington Beach)	$288	$-	$-	$88	$200
Tisza II	160	-	-	75	85
Deepwater	83	-	-	4	79
Discontinued operations and
businesses held for sale:
Eastern Energy	827	-	-	-	827
Barka	20	-	124	-	(104)
Ras Laffan	120	-	226	-	(106)
Goodwill:
Deepwater	18	-	-	-	18
Other	3	-	-	-	3

Investments In Marketable Securities (Tables)	12 Months Ended
Dec. 31, 2010
Investments In Marketable Securities Tables Abstract
Marketable Securities By Type Table
	December 31,
	2010				2009
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

	(in millions)
AVAILABLE-FOR-SALE:(1)
Debt securities:
Unsecured debentures(2)	$-	$727	$-	$727	$-	$667	$-	$667
Certificates of deposit(2)	-	877	-	877	-	652	-	652
Government debt securities	-	47	-	47	-	152	-	152
Other	-	-	42	42	-	-	42	42
Subtotal	-	1,651	42	1,693	-	1,471	42	1,513
Equity securities:
Mutual funds	1	61	-	62	117	-	-	117
Common stock	7	-	-	7	16	-	-	16
Money market funds	-	-	-	-	-	30	-	30
Subtotal	8	61	-	69	133	30	-	163
Total available-for-sale	8	1,712	42	1,762	133	1,501	42	$1,676
TRADING:
Equity securities:
Mutual funds	10	-	-	10	7	-	-	7
Total trading	10	-	-	10	7	-	-	7
TOTAL	$18	$1,712	$42	$1,772	$140	$1,501	$42	$1,683

Held-to-maturity securities(3)				-				8
Total marketable securities				$1,772				$1,691

Pre-Tax Gains And Losses On Available For Sale And Trading Securities
	December 31,
	2010	2009	2008

	(in millions)

Gains (losses) included in other comprehensive income	$2	$10	$(2)
Gains reclassified out of other comprehensive income into earnings	-	2	-
Proceeds from sales	5,888	4,466	5,006
Gross realized gains on sales	2	3	-

Derivative Instruments and Hedging Activities (Tables)	12 Months Ended
Dec. 31, 2010
Derivative Instruments And Hedging Activities Tables Abstract
Interest Rate Derivatives By Type Table
	December 31, 2010
	Current		Maximum(1)
		Derivative		Derivative	Weighted	% of Debt
		Notional		Notional	Average	Currently
	Derivative	Translated	Derivative	Translated	Remaining	Hedged
Interest Rate Derivatives	Notional	to USD	Notional	to USD	Term(1)	by Index(2)

	(in millions)				(in years)
LIBOR (U.S. Dollar)	2,543	$2,543	2,671	$2,671	10	69%
EURIBOR (Euro)	1,233	1,651	1,233	1,651	13	72%
LIBOR (British Pound Sterling)	44	68	44	68	10	69%
Securities Industry and Financial Markets
Association Municipal Swap Index
(U.S. Dollar)	40	40	40	40	12	N/A(3)

Cross Currency Derivatives By Type Table
December 31, 2010
			Weighted	% of Debt
		Notional	Average	Currently
		Translated	Remaining	Hedged
Cross Currency Swaps	Notional	to USD	Term(1)	by Index(2)

	(in millions)		(in years)
Chilean Unidad de Fomento (CLF)	6	$257	15	83%

Foreign Currency Options By Type Table
	December 31, 2010
				Weighted
		Notional	Probability	Average
		Translated	Adjusted	Remaining
Foreign Currency Options	Notional(1)	to USD(1)	Notional(2)	Term(3)

	(in millions)			(in years)
Brazilian Real (BRL)	208	$120	$30	<1
Euro (EUR)	15	21	18	<1
Philippine Peso (PHP)	266	6	1	<1
British Pound (GBP)	3	4	2	<1

Foreign Currency Forwards By Type Table
	December 31, 2010
			Weighted
		Notional	Average
		Translated	Remaining
Foreign Currency Forwards	Notional	to USD	Term(1)

	(in millions)		(in years)
Chilean Peso (CLP)	89,106	$179	<1
Colombian Peso (COP)	13,151	7	<1
Argentine Peso (ARS)	57	13	<1

Embedded Foreign Currency Derivatives By Type Table
	December 31, 2010
			Weighted
		Notional	Average
		Translated	Remaining
Embedded Foreign Currency Derivatives	Notional	to USD	Term(1)

	(in millions)		(in years)
Philippine Peso (PHP)	21,176	$484	3
Kazakhstani Tenge (KZT)	31,084	210	10
Argentine Peso (ARS)	331	83	9
Euro (EUR)	28	38	4
Brazilian Real (BRL)	19	11	1
Cameroon Franc (XAF)	1,755	4	2

Commodity Non Hedge Derivatives By Type Table
	December 31, 2010
		Weighted Average
Commodity Derivatives	Notional	Remaining Term(1)
	(in millions)	(in years)
Natural gas (MMBtu)	34	12
Petcoke (Metric tons)	14	14
Aluminum (MWh)	17(3)	9
Certified Emission Reductions (CER)	1	2
Financial transmission rights (MW)	-(2)	<1

Fair Value Hierarchy Derivative Assets Liabilities By Balance Sheet Classification Table
	December 31, 2010				December 31, 2009
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

	(in millions)				(in millions)
Assets
Current assets:
Foreign currency derivatives	$-	$4(1)	$3	$7	$-	$6	$-	$6
Commodity and other derivatives	-	2	3	5	-	1	28	29
Total current assets	-	6	6	12	-	7	28	35
Noncurrent assets:
Interest rate derivatives	-	49	-	49	-	83	2	85
Foreign currency derivatives	-	4(1)	27	31	-	-	-	-
Cross currency derivatives	-	-	12	12	-	-	-	-
Commodity and other derivatives	-	4	16	20	-	-	-	-
Total noncurrent assets	-	57	55	112	-	83	2	85
Total assets	$-	$63	$61	$124	$-	$90	$30	$120

Liabilities
Current liabilities:
Interest rate derivatives	$-	$137(1)	$-	$137	$-	$118	$7	$125
Cross currency derivatives	-	-	2	2	-	-	-	-
Foreign currency derivatives	-	13	-	13	-	3	-	3
Commodity and other derivatives	-	-	-	-	-	-	2	2
Total current liabilities	-	150	2	152	-	121	9	130
Long-term liabilities:
Interest rate derivatives	-	246(1)	1	247	-	150	7	157
Cross currency derivatives	-	-	-	-	-	-	12	12
Foreign currency derivatives	-	15	8	23	-	2	-	2
Commodity and other derivatives	-	-	1	1	-	-	2	2
Total long-term liabilities	-	261	10	271	-	152	21	173
Total liabilities	$-	$411	$12	$423	$-	$273	$30	$303

Derivative Assets Liabilities At Fair Value Net By Balance Sheet Classification And Type Table
	December 31, 2010			December 31, 2009
		Not			Not
	Designated	Designated		Designated	Designated
	as Hedging	as Hedging		as Hedging	as Hedging
	Instruments	Instruments	Total	Instruments	Instruments	Total

	(in millions)			(in millions)
Assets
Other current assets:
Foreign currency derivatives	$-	$7(1)	$7	$-	$6	$6
Commodity & other derivatives	-	5	5	1	28	29
Total other current assets	-	12	12	1	34	35

Other assets:
Interest rate derivatives	49	-	49	85	-	85
Foreign currency derivatives	-	31(1)	31	-	-	-
Cross currency derivatives	12	-	12	-	-	-
Commodity & other derivatives:	-	20	20	-	-	-
Total other assets - noncurrent	61	51	112	85	-	85
Total assets	$61	$63	$124	$86	$34	$120

Liabilities
Accrued and other liabilities:
Interest rate derivatives	$126(1)	$11	$137	$115	$10	$125
Cross currency derivatives	2	-	2	-	-	-
Foreign currency derivatives	8	5	13	2	1	3
Commodity & other derivatives	-	-	-	-	2	2
Total accrued and other liabilities	136	16	152	117	13	130

Other long-term liabilities:
Interest rate derivatives	232(1)	15	247	141	16	157
Cross currency derivatives	-	-	-	12	-	12
Foreign currency derivatives	-	23	23	-	2	2
Commodity & other derivatives	-	1	1	-	2	2
Total other long-term liabilities	232	39	271	153	20	173
Total liabilities	$368	$55	$423	$270	$33	$303

Accumulated Other Comprehensive Income Loss Derivatives Table
Accumulated Other
Comprehensive
Income (Loss)
(in millions)
Interest rate derivatives	$(88)
Cross currency derivatives	$(4)
Foreign currency derivatives	$(9)

Gain Loss In Accumulated Other Comprehensive IncomeOn Effective Portion Of Qualifying Cash Flow Hedges Rollforward Table
	Gains (Losses)			Gains (Losses) Reclassified
	Recognized in AOCL		Consolidated	from AOCL into Earnings
	2010	2009	Statement of Operations	2010	2009

	(in millions)			(in millions)
Interest rate derivatives	$(243)(3)	$49	Interest expense	$(108) (1)	$(72)(1)
			Non-regulated cost of sales	(2)	-
			Net equity in earnings of
			affiliates	(1)	- (2)
Cross currency derivatives	11	48	Interest expense	(1)	2
			Foreign currency transaction
			gains (losses)	-	43
Foreign currency derivatives	(9)	2	Foreign currency transaction
			gains (losses)	(3)	- (2)
Commodity derivatives -
electricity	(8)	120	Non-regulated revenue	- (4)	3 (4)
Total	$(249)	$219		$(115)	$(24)

	Balance,	Reclassification	Change in	Balance,
	January 1	to earnings	fair value	December 31

	(in millions)
2008	$(232)	$76	$(107)	$(263)

Gain Loss In Earnings On Ineffective Portion Of Qualifying Cash Flow Hedges Table
		Gains (Losses)
	Classification in	Recognized in Earnings
	Consolidated Statement of Operations	2010	2009

		(in millions)
Interest rate derivatives	Interest expense	$(15)	$(8)
	Net equity in earnings of affiliates	- (1)	(1)
Cross currency derivatives	Interest expense	5	(11)
Foreign currency derivatives	Foreign currency transaction
	gains (losses)	- (1)	-(1)
Total		$(10)	$(20)

Gain Loss In Earnings On Non Hedging Instruments Table
	Classification	Gains (Losses)
	in Consolidated	Recognized in Earnings
	Statement of Operations	2010	2009

		(in millions)
Interest rate derivatives	Interest expense	$(7)	$(25)
Foreign exchange derivatives	Foreign currency transaction
	gains (losses)	(36)	(38)
	Net equity in earnings of
	affiliates	(2)	- (1)
Commodity & other derivatives	Non-regulated revenue	21	1
	Non-regulated cost of sales	5	(30)
	Net equity in earnings of
	affiliates	- (1)	- (1)
Total		$(19)	$(92)

Regulatory Asset Liability Change In Fair Value Of Derivatives
	2010	2009

	(in millions)
(Increase) decrease in regulatory assets	$(3)	$-
Increase (decrease) in regulatory liabilities	$1	$(4)

Investments In and Advances To Affiliates (Tables)	12 Months Ended
Dec. 31, 2010
Investments In And Advances To Affiliates Tables Abstract
Equity Ownership Interest And Carrying Values Of Investments Accounted For Under The Equity Method
		December 31,
Affiliate	Country	2010	2009	2010	2009

		Carrying Value		Ownership Interest %
		(in millions)
AES Solar Energy Ltd.	United States	$256	$224	50%	50%
AES Solar Power Ltd.	United States	8	-	50%	-%
Barry(1)	United Kingdom	-	-	100%	100%
Cartagena	Spain	N/A	-	N/A	71%
CEMIG(2)	Brazil	22	-	72%	10%
Chigen affiliates	China	146	182	25%	27%
China Wind	China	69	52	49%	49%
Elsta	Netherlands	202	204	50%	50%
Guacolda	Chile	149	131	35%	35%
IC Ictas Energy Group	Turkey	151	104	51%	51%
InnoVent(1)	France	31	30	40%	40%
JHRH	China	39	-	35%	-%
OPGC	India	224	208	49%	49%
Trinidad Generation Unlimited(1)	Trinidad	20	16	10%	10%
Other affiliates		3	6	-%	-%
Total investments in and advances to affiliates		$1,320	$1,157

Summarized Financial Data For Unconsolidated Subsidiaries Accounted For Using The Equity Method
	50%-or-less Owned Affiliates			Majority-Owned Unconsolidated Subsidiaries

Years ended December 31,	2010	2009	2008	2010	2009	2008

	(in millions)			(in millions)
Revenue	$1,341	$1,229	$1,180	$20	$158	$170
Gross margin	207	240	274	18	71	61
Net income (loss)	100	110	83	7	(5)	(4)

December 31,	2010	2009		2010	2009

	(in millions)			(in millions)
Current assets	$948	$882		$114	$142
Noncurrent assets	4,131	3,543		646	1,140
Current liabilities	687	528		144	153
Noncurrent liabilities	1,597	1,406		242	1,055
Noncontrolling interests	(206)	(191)		125	(24)
Stockholders' equity	3,001	2,682		249	98

Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2010
Goodwill And Other Intangible Assets Tables Abstract
Goodwill By Segments
	Latin	Latin	North
	America -	America -	America -	Europe -	Asia -	Corporate
	Generation	Utilities	Generation	Generation	Generation	and Other	Total

Balance as of December 31, 2008
Goodwill	$926	$140	$121	$127	$78	$101	$1,493
Accumulated impairment losses	(24)	(7)	(20)	(19)	-	(2)	(72)
Net balance	902	133	101	108	78	99	1,421

Impairment losses	-	-	-	(118)	-	(4)	(122)
Goodwill associated with the
sale of a business	-	-	-	-	(2)	-	(2)
Foreign currency translation
and other	-	-	(10)	10	2	-	2

Balance as of December 31, 2009
Goodwill	926	140	111	137	78	101	1,493
Accumulated impairment losses	(24)	(7)	(20)	(137)	-	(6)	(194)
Net balance	902	133	91	-	78	95	1,299
Impairment losses	-	-	(18)	-	-	(3)	(21)
Foreign currency translation
and other	-	-	(10)	-	3	-	(7)

Balance as of December 31, 2010
Goodwill	926	140	101	137	81	101	1,486
Accumulated impairment losses	(24)	(7)	(38)	(137)	-	(9)	(215)
Net balance	$902	$133	$63	$-	$81	$92	$1,271

Other Intangible Assets
	December 31, 2010			December 31, 2009
	Gross	Accumulated	Net	Gross	Accumulated	Net
	Balance	Amortization	Balance	Balance	Amortization	Balance

	(in millions)			(in millions)
Subject to Amortization
Project development rights(1)	$141	$-	$141	$-	$-	$-
Sales concessions	162	(88)	74	167	(84)	83
Contractual payment rights(2)	65	(4)	61	-	-	-
Land use rights	50	(2)	48	48	(1)	47
Management rights	66	(30)	36	64	(27)	37
Emission allowances(3)	26	-	26	11	-	11
Other(4)	94	(33)	61	118	(28)	90
Subtotal	604	(157)	447	408	(140)	268
Indefinite-Lived Intangible Assets
Land use rights	51	-	51	50	-	50
Emission allowances(5)	8	-	8	15	-	15
Other	5	-	5	-	-	-
Subtotal	64	-	64	65	-	65

Total	$668	$(157)	$511	$473	$(140)	$333

Schedule Of Acquired Intangible Assets By Major Class Text Block
	December 31, 2010
		Subject to
		Amortization/	Weighted Average	Amortization
	Amount	Indefinite-Lived	Amortization Period	Method

	(in millions)		(in years)
Project development rights	$141	Subject to amortization	Various	Straight line
Contractual payment rights	65	Subject to amortization	10	Straight line
Emission allowances	14	Subject to amortization	Various	As utilized
Land use rights	7	Indefinite-lived	N/A	N/A
Total	$227

	December 31, 2009
		Subject to
		Amortization/	Weighted Average	Amortization
	Amount	Indefinite-Lived	Amortization Period	Method

	(in millions)		(in years)
Emission allowances	$4	Subject to amortization	Various	As utilized
Land use rights	4	Indefinite-lived	N/A	N/A
Other	1	Subject to amortization	35	-
Total	$9

Schedule Of Expected Amortization Expense Table Text Block
	Estimated amortization expense
	2011	2012	2013	2014	2015

	(in millions)
Contractual payment rights	$9	$9	$9	$9	$9
Sales concessions	6	6	6	6	6
All other	7	6	4	3	3
Total	$22	$21	$19	$18	$18

Regulatory Assets and Liabilities (Tables)	12 Months Ended
Dec. 31, 2010
Regulatory Assets And Liabilities Tables Abstract
Summary Of Regulatory Assets And Liabilities
	December 31,
	2010	2009	Recovery Period

REGULATORY ASSETS	(in millions)
Current regulatory assets:
Brazil tariff recoveries:(1)
Energy purchases	$62	$144	Over tariff reset period
Transmission costs, regulatory fees and other	82	120	Over tariff reset period
El Salvador tariff recoveries(2)	67	125	Over tariff reset period
Other(3)	1	6	Various
Total current regulatory assets	212	395

Noncurrent regulatory assets:
Defined benefit pension obligations at IPL(4)(5)	235	217	Various
Income taxes recoverable from customers(4)(6)	66	70	Various
Brazil tariff recoveries:(1)
Energy purchases	18	22	Over tariff reset period
Transmission costs, regulatory fees and other	32	30	Over tariff reset period
Other (3)	119	111	Various
Total noncurrent regulatory assets	470	450
TOTAL REGULATORY ASSETS	$682	$845

REGULATORY LIABILITIES
Current regulatory liabilities:
Efficiency program costs(7)	$58	$133	Over tariff reset period
Brazil tariff recoveries:(1)
Energy purchases	118	61	Over tariff reset period
Transmission costs, regulatory fees and other	71	67	Over tariff reset period
Other(8)	39	35	Various
Total current regulatory liabilities	286	296

Noncurrent regulatory liabilities:
Asset retirement obligations (9)	509	482	Over life of assets
Brazil special obligations(10)	435	402	To be determined
Brazil tariff recoveries:(1)
Energy purchases	69	42	Over tariff reset period
Transmission costs, regulatory fees and other	57	35	Over tariff reset period
Efficiency program costs(7)	54	4	Over tariff reset period
Other(8)	13	17	Various
Total noncurrent regulatory liabilities	1,137	982
TOTAL REGULATORY LIABILITIES	$1,423	$1,278

Summary Of Regulatory Assets By Region
	December 31,
	2010	2009

	(in millions)
Latin America	$265	$445
North America	417	400
Total regulatory assets	$682	$845

Summary Of Regulatory Liabilities By Region
	December 31,
	2010	2009

	(in millions)
Latin America	$897	$772
North America	526	506
Total regulatory liabilities	$1,423	$1,278

Debt (Tables)	12 Months Ended
Dec. 31, 2010
Debt Tables Abstract
Debt Fair Value By Type Table
	December 31,
	2010		2009
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

	(in millions)
Non-recourse debt	$14,939	$15,269	$13,828	$14,175
Recourse debt	4,612	4,868	5,515	5,603
Total debt	$19,551	$20,137	$19,343	$19,778

Carrying Amount And Terms Of Non-Recourse Debt
			December 31,
NON-RECOURSE DEBT	Interest Rate(1)	Maturity	2010	2009

			(in millions)
VARIABLE RATE:(2)
Bank loans	2.39%	2011 - 2027	$3,836	$3,109
Notes and bonds	12.14%	2011 - 2020	2,982	1,922
Debt to (or guaranteed by) multilateral,
export credit agencies or development banks(3)	2.95%	2011 - 2027	1,848	1,679
Other	4.13%	2011 - 2038	365	922
FIXED RATE:
Bank loans	8.44%	2011 - 2023	424	446
Notes and bonds	7.28%	2011 - 2037	4,830	5,265
Debt to (or guaranteed by) multilateral,
export credit agencies or development banks(3)	6.41%	2011 - 2027	467	406
Other	6.31%	2011 - 2039	187	79
SUBTOTAL			$14,939(4)	$13,828(4)
Less: Current maturities			(2,567)	(1,707)
TOTAL			$12,372	$12,121

Schedule For Maturity For Non-Recourse Debt
		Annual
December 31,		Maturities
		(in millions)
2011	.	$2,567
2012	.	646
2013	.	941
2014	.	1,826
2015	.	1,124
Thereafter		7,835
Total non-recourse debt		$14,939

Debt In Default Table
	Primary Nature	December 31, 2010
Subsidiary	of Default	Default	Net Assets

		(in millions)
Maritza	Covenant	$986	$262
Sonel	Covenant	390	357
Kelanitissa	Covenant	28	31
Aixi	Payment	4	(8)
Total		$1,408

Carrying Amount And Terms Of Recourse Debt
			December 31,
RECOURSE DEBT	Interest Rate	Maturity	2010	2009

			(in millions)
Senior Unsecured Note	9.375%	2010	$-	$214
Senior Secured Term Loan	LIBOR + 1.75%	2011	200	200
Senior Unsecured Note	8.875%	2011	129	129
Senior Unsecured Note	8.375%	2011	134	139
Second Priority Senior Secured Note	8.75%	2013	-	690
Senior Unsecured Note	7.75%	2014	500	500
Senior Unsecured Note	7.75%	2015	500	500
Senior Unsecured Note	9.75%	2016	535	535
Senior Unsecured Note	8.00%	2017	1,500	1,500
Senior Unsecured Note	8.00%	2020	625	625
Term Convertible Trust Securities	6.75%	2029	517	517
Unamortized discounts			(28)	(34)
SUBTOTAL			$4,612	$5,515
Less: Current maturities			(463)	(214)
Total			$4,149	$5,301

Schedule For Maturity For Recourse Debt
December 31,		Annual Maturities
		(in millions)
2011	.	$463
2012	.	-
2013	.	-
2014	.	497
2015	.	500
Thereafter		3,152
Total recourse debt		$4,612

Commitments (Tables)	12 Months Ended
Dec. 31, 2010
Commitments Tables Abstract
Operating Leases Of Lessee Disclosure Text Block
December 31,		Future Commitments for Operating Leases
		(in millions)
2011	.	$56
2012	.	55
2013	.	56
2014	.	54
2015	.	50
Thereafter		647
Total		$918

Capital Lease Commitments
December 31,		Future Minimum Lease Payments
		(in millions)
2011	.	$17
2012	.	14
2013	.	12
2014	.	11
2015	.	10
Thereafter		142
Total		$206
Less: Imputed interest		127
Present value of total minimum lease payments		$79

Electricity Purchase Contract Commitment
December 31,		Future Commitments for Electricity Purchase Contracts
		(in millions)
2011	.	$3,055
2012	.	3,273
2013	.	2,845
2014	.	2,569
2015	.	2,642
Thereafter		37,776
Total		$52,160

Fuel Contract Commitments
December 31,		Future Commitments for Fuel Contracts
		(in millions)
2011	.	$1,530
2012	.	1,144
2013	.	733
2014	.	552
2015	.	454
Thereafter		4,391
Total		$8,804

Other Purchase Contract Commitment
December 31,		Future Commitments for Other Purchase Contracts
		(in millions)
2011	.	$1,628
2012	.	1,357
2013	.	1,246
2014	.	1,540
2015	.	1,212
Thereafter		14,057
Total		$21,040

Contingencies (Tables)	12 Months Ended
Dec. 31, 2010
Contingencies And Commitments Tables Abstract
Contingent Contractual Obligations
Contingent contractual obligations	Amount	Number of Agreements	Maximum Exposure Range for Each Agreement
	(in millions)		(in millions)
Guarantees	$415	24	< $1 - $62
Letters of credit under the senior secured credit facility	85	30	< $1 - $26
Total	$500	54

Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2010
Pension Plans Tables Abstract
Reconciliation Of Funded Status Table
	December 31,
	2010		2009
	U.S.	Foreign	U.S.	Foreign

	(in millions)
CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$549	$5,138	$528	$3,498
Service cost	7	17	6	13
Interest cost	32	511	32	459
Employee contributions	-	5	-	19
Plan amendments	11	-	-	-
Plan settlements	-	(2)	-	-
Benefits paid	(30)	(411)	(29)	(366)
Business combinations	-	14	-	-
Actuarial loss	39	474	12	304
Effect of foreign currency exchange rate change	-	249	-	1,211
Benefit obligation as of December 31	$608	$5,995	$549	$5,138
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	$368	$4,045	$306	$2,752
Actual return on plan assets	46	742	71	489
Employer contributions	29	157	20	188
Employee contributions	-	5	-	19
Plan settlements	-	(2)	-	-
Benefits paid	(30)	(411)	(29)	(366)
Effect of foreign currency exchange rate change	-	198	-	963
Fair value of plan assets as of December 31	$413	$4,734	$368	$4,045
RECONCILIATION OF FUNDED STATUS
Funded status as of December 31	$(195)	$(1,261)	$(181)	$(1,093)

Amounts Recognized In Consolidated Balance Sheet Table
	December 31,
	2010		2009
	U.S.	Foreign	U.S.	Foreign

	(in millions)
AMOUNTS RECOGNIZED ON THE
CONSOLIDATED BALANCE SHEETS
Noncurrent assets	$-	$34	$-	$32
Accrued benefit liability - current	-	(5)	-	(4)
Accrued benefit liability - long-term	(195)	(1,290)	(181)	(1,121)
Net amount recognized at end of year	$(195)	$(1,261)	$(181)	$(1,093)

Accumulated Benefit Obligation Table
	December 31,
	2010		2009
	U.S.	Foreign	U.S.	Foreign

	(in millions)
Accumulated Benefit Obligation	$592	$5,936	$535	$5,098
Information for pension plans with an accumulated
benefit obligation in excess of plan assets:
Projected benefit obligation	$608	$5,703	$549	$4,887
Accumulated benefit obligation	592	5,657	535	4,855
Fair value of plan assets	413	4,410	368	3,765
Information for pension plans with a projected
benefit obligation in excess of plan assets:
Projected benefit obligation	$608	$5,710	$549	$4,892
Fair value of plan assets	413	4,415	368	3,766

Significant Assumptions Table
	December 31,
	2010		2009
	U.S.	Foreign	U.S.	Foreign
Benefit Obligation:
Discount rates	5.38%	9.84%	5.92%	10.56%
Rates of compensation increase	N/A (1)	6.00%	N/A (1)	6.00%
Periodic Benefit Cost:
Discount rate	5.92%	10.56%	6.26%	11.78%
Expected long-term rate of return on plan assets	8.00%	11.12%	8.00%	11.99%
Rate of compensation increase	N/A (1)	6.00%	N/A (1)	5.97%

Impact Of One Percent Change In Assumptions Table
Increase of 1% in the discount rate	$(34)
Decrease of 1% in the discount rate	$43
Increase of 1% in the long-term rate of return on plan assets	$(42)
Decrease of 1% in the long-term rate of return on plan assets	$42

Net Periodic Benefit Cost Table
	December 31,
Components of Net Periodic Benefit Cost:	2010		2009		2008
	U.S.	Foreign	U.S.	Foreign	U.S.	Foreign

	(in millions)
Service cost	$7	$17	$6	$13	$5	$11
Interest cost	32	511	32	459	30	453
Expected return on plan assets	(30)	(427)	(24)	(374)	(31)	(412)
Amortization of initial net asset	-	(1)	-	(2)	-	(3)
Amortization of prior service cost	3	-	4	-	3	-
Amortization of net loss	12	38	16	7	1	2
Settlement gain recognized	-	1	-	-	1	-
Total pension cost	$24	$139	$34	$103	$9	$51

Amounts Included In Accumulated Other Comprehensive Income Table
	December 31, 2010
	Accumulated Other Comprehensive Loss		Amounts expected to be reclassified to earnings in next fiscal year
	U.S.	Foreign	U.S.	Foreign

	(in millions)

Prior service cost	$-	$(2)	$-	$-
Unrecognized net actuarial loss	-	(876)	-	(23)
Total	$-	$(878)	$-	$(23)

Target / Actual Allocation Of Pension Plan Asset Table
			Percentage of Plan Assets as of December 31,
	Target Allocations		2010		2009
Asset Category	U.S.	Foreign	U.S.	Foreign	U.S.	Foreign

Equity securities	50%	15% - 30%	53.51%	22.71%	57.06%	22.22%
Debt securities	40%	59% - 85%	25.91%	73.36%	34.24%	73.34%
Real estate	0%	0% - 4%	0.00%	2.09%	0.00%	2.07%
Other	10%	0% - 6%	20.58%	1.84%	8.70%	2.37%
Total pension assets			100.00%	100.00%	100.00%	100.00%

Fair Value Of Plan Assets By Category / Level (US)
	December 31, 2010				December 31, 2009
U.S. Plans	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

	(in millions)
Equity securities:
Common stock	$146	$36	$-	$182	$176	$31	$-	$207
Mutual funds	39	-	-	39	3	-	-	3
Debt securities:
Government debt securities	32	-	-	32	43	-	-	43
Corporate debt securities	62	-	-	62	66	-	-	66
Mutual funds(1)	2	-	-	2	2	-	-	2
Other debt securities	11	-	-	11	15	-	-	15
Other:
Cash and cash equivalents	69	-	-	69	16	-	-	16
Other investments	-	16	-	16	-	16	-	16
Total plan assets	$361	$52	$-	$413	$321	$47	$-	$368

Fair Value Of Plan Assets By Category / Level (Foreign)
	December 31, 2010				December 31, 2009
Foreign Plans	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total

	(in millions)
Equity securities:
Common stock	$30	$-	$-	$30	$21	$-	$-	$21
Mutual funds	524	-	-	524	472	-	-	472
Private equity(1)	-	-	521	521	-	-	406	406
Debt securities:
Certificates of deposit	-	4	-	4	-	7	-	7
Unsecured debentures	-	19	-	19	-	14	-	14
Government debt securities	-	234	-	234	-	206	-	206
Mutual funds(2)	95	3,110	-	3,205	88	2,646	-	2,734
Other debt securities	-	11	-	11	-	5	-	5
Real estate:
Real estate(1)	-	-	99	99	-	-	84	84
Other:
Cash and cash equivalents	-	4	-	4	20	2	-	22
Participant loans(3)	-	-	83	83	-	-	74	74
Total plan assets	$649	$3,382	$703	$4,734	$601	$2,880	$564	$4,045

Roll Forward Of Level 3 Plan Assets
	Year Ended December 31,
	2010	2009

	(in millions)

Balance at January 1	$564	$380
Actual return on plan assets:
Returns relating to assets still held at reporting date	104	46
Purchases, sales, issuances and settlements	3	1
Change due to exchange rate changes	32	137
Balance at December 31	$703	$564

Scheduled Cash Flows For Employer Contributions And Expected Future Benefit Payments
	U.S.	Foreign
	(in millions)
Expected employer contribution in 2011	$36	$165
Expected benefit payments for fiscal year ending:
2011	31	432
2012	32	447
2013	33	464
2014	35	481
2015	36	498
2016 - 2020	201	2,751

Equity (Tables)	12 Months Ended
Dec. 31, 2010
Equity Tables Abstract
Components Of Comprehensive Income
	December 31,
	2010	2009	2008

	(in millions)
Net income	$1,059	$1,755	$2,032
Change in fair value of available-for-sale securities, net of income tax
(expense) benefit of $3, $(4) and $0, respectively	(5)	6	-
Foreign currency translation adjustments, net of income tax (expense)
benefit of $(11), $(78) and $53, respectively	468	742	(1,052)

Derivative activity:
Reclassification to earnings, net of income tax (expense)
of $(30), $(41) and $(19), respectively	91	(141)	90
Change in derivative fair value, net of income tax (expense) benefit
of $56, $34 and $(29), respectively	(242)	214	(158)
Total change in fair value of derivatives	(151)	73	(68)
Change in unfunded pension obligation, net of income tax benefit
of $45, $69 and $77, respectively	(88)	(139)	(149)
Other comprehensive income (loss)	224	682	(1,269)
Comprehensive income	1,283	2,437	763
Less: Comprehensive income attributable to noncontrolling interests(1)	(1,038)	(1,485)	(169)
Comprehensive income attributable to The AES Corporation	$245	$952	$594

Components Of Accumulated Other Comprehensive Income
	December 31,
	2010	2009

	(in millions)
Foreign currency translation adjustment	$1,824	$2,312
Unrealized derivative losses	344	224
Unfunded pension obligation	216	194
Unrealized loss on securities available for sale	(1)	(6)
Total	$2,383	$2,724

Schedule Of Net Income Attributable To Parent And Transfers To From Noncontrolling Interests Text Block
	December 31,
	2010	2009

	(in millions)
Net income attributable to The AES Corporation	$9	$658
Transfers (to) from the noncontrolling interests:
Decrease in The AES Corporation's paid-in capital for purchase of subsidiary shares	(25)	-
Net transfers (to) from noncontrolling interest	(25)	-
Change from net income attributable to The AES Corporation and transfers (to) from
noncontrolling interests	$(16)	$658

Segment and Geographical Information (Tables)	12 Months Ended
Dec. 31, 2010
Segments Tables Abstract
Revenue By Segment Table
	Total Revenue			Intersegment			External Revenue
	2010	2009	2008	2010	2009	2008	2010	2009	2008

	(in millions)
Revenue
Latin America - Generation	$4,281	$3,651	$4,468	$(1,017)	$(864)	$(991)	$3,264	$2,787	$3,477
Latin America - Utilities	7,222	6,092	5,907	-	-	-	7,222	6,092	5,907
North America - Generation	1,551	1,483	1,644	-	-	-	1,551	1,483	1,644
North America - Utilities	1,145	1,068	1,079	-	-	-	1,145	1,068	1,079
Europe - Generation	1,318	762	1,044	(2)	2	-	1,316	764	1,044
Asia - Generation	618	375	345	-	-	-	618	375	345
Corp/Other and eliminations	46	9	21	1,019	862	991	1,065	871	1,012
Total Revenue	$16,181	$13,440	$14,508	$-	$-	$-	$16,181	$13,440	$14,508

Adjusted Gross Margin by Segment Table
	Total Adjusted Gross Margin			Intersegment			External Adjusted Gross Margin
	2010	2009	2008	2010	2009	2008	2010	2009	2008

	(in millions)
Adjusted Gross Margin
Latin America - Generation	$1,698	$1,528	$1,557	$(1,010)	$(852)	$(978)	$688	$676	$579
Latin America - Utilities	1,320	1,130	1,102	1,018	865	991	2,338	1,995	2,093
North America - Generation	555	558	640	2	(3)	17	557	555	657
North America - Utilities	407	401	419	2	2	2	409	403	421
Europe - Generation	395	273	305	3	4	2	398	277	307
Asia - Generation	255	111	(11)	2	4	4	257	115	(7)
Corp/Other and eliminations	62	2	(65)	(17)	(20)	(38)	45	(18)	(103)
Reconciliation to Income from Continuing Operations before Taxes
Depreciation and amortization							(1,096)	(936)	(899)
Interest expense							(1,506)	(1,462)	(1,746)
Interest income							410	346	515
Other expense							(238)	(106)	(161)
Other income							104	460	372
Gain on sale of investments							-	131	909
Loss on sale of subsidiary stock							-	-	(31)
Goodwill impairment							(21)	(122)	-
Asset impairment expense							(391)	(20)	(175)
Foreign currency transaction gains (losses) on net monetary position							(33)	34	(183)
Other non-operating expense							(7)	(12)	(15)
Income from continuing operations before taxes and equity in earnings of affiliates							$1,914	$2,316	$2,533

Assets / Depreciation And Amortization / Capital Expenditures By Segment
	Total Assets			Depreciation and Amortization			Capital Expenditures
	2010	2009	2008	2010	2009	2008	2010	2009	2008

	(in millions)

Latin America - Generation	$10,373	$9,802	$8,217	$215	$183	$168	$641	$951	$886
Latin America - Utilities	10,081	9,233	7,124	254	220	221	649	413	437
North America - Generation	4,681	5,081	5,196	168	167	162	71	64	64
North America - Utilities	3,139	3,035	3,092	161	157	152	177	116	117
Europe - Generation	4,178	3,154	2,836	114	53	45	233	212	531
Asia - Generation	1,762	1,594	1,588	33	32	23	10	22	32
Discontinued businesses	258	2,371	2,684	49	88	92	16	38	86
Corp/Other and eliminations	6,039	5,265	4,069	184	149	138	536	722	744
Total	$40,511	$39,535	$34,806	$1,178	$1,049	$1,001	$2,333	$2,538	$2,897

Investments In And Advances To Affiliates / Equity In Earnings By Segment
	Investment in and
	Advances to Affiliates			Equity in Earnings (Loss)
	2010	2009	2008	2010	2009	2008

	(in millions)

Latin America - Generation	$150	$129	$81	$48	$30	$9
Latin America - Utilities	-	-	-	-	-	-
North America - Generation	-	3	2	(2)	(2)	(2)
North America - Utilities	-	-	1	-	-	-
Europe - Generation	353	308	232	19	50	28
Asia - Generation	409	390	371	3	28	12
Discontinued businesses	-	-	-	-	-	-
Corp/Other and eliminations	408	327	214	115	(14)	(14)
Total	$1,320	$1,157	$901	$183	$92	$33

Revenue And PP&E By Country
	Revenue			Property, Plant & Equipment, net
	2010	2009	2008	2010	2009

	(in millions)
United States(1)	$2,193	$2,089	$2,155	$6,165	$6,323
Non-U.S.:
Brazil	6,473	5,394	5,501	6,413	5,799
Chile	1,355	1,239	1,349	2,560	2,321
Argentina	887	684	949	459	448
El Salvador	648	619	484	261	254
Dominican Republic	535	429	601	625	634
Philippines(2)	501	250	148	784	765
Cameroon	422	370	379	823	742
Spain(3)	411	-	-	667	-
Mexico	409	329	463	786	802
Colombia	393	347	291	387	390
United Kingdom	385	241	342	527	433
Ukraine	356	286	403	86	80
Hungary(4)	252	259	367	73	182
Puerto Rico	253	267	251	596	609
Panama	194	168	210	921	834
Kazakhstan	138	123	234	63	48
Jordan	120	104	47	224	231
Sri Lanka	100	109	184	69	74
Bulgaria(5)	44	-	-	1,825	1,835
Qatar(6)	-	-	-	-	-
Pakistan(7)	-	-	-	-	-
Oman(8)	-	-	-	-	-
Other Non-U.S.	112	133	150	298	285
Total Non-U.S.	13,988	11,351	12,353	18,447	16,766
Total	$16,181	$13,440	$14,508	$24,612	$23,089

Share-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2010
Share Based Compensation Tables Abstract
Schedule Of Share Based Payment Award Stock Options Valuation Assumptions Table Text Block
	December 31,
	2010	2009	2008
Expected volatility	38%	66%	37%
Expected annual dividend yield	0%	0%	0%
Expected option term (years)	6	6	6
Risk-free interest rate	2.86%	2.01%	3.04%

Schedule Of Share Based Compensation Summary Of Financial Statement Components Stock Options Text Block
	December 31,
	2010	2009	2008

	(in millions)
Pre-tax compensation expense	$9	$10	$12
Tax benefit	(2)	(3)	(3)
Stock options expense, net of tax	$7	$7	$9
Total intrinsic value of options exercised	$2	$3	$9
Total fair value of options vested	11	13	13
Cash received from the exercise of stock options	2	6	17
Windfall tax benefits realized from the exercised stock options	-	-	1

Schedule Of Share Based Compensation Stock Options Activity Table Text Block
	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding at December 31, 2009	22,372	$17.59
Exercised	(338)	6.09
Forfeited and expired	(2,380)	30.89
Granted	828	12.17
Outstanding at December 31, 2010	20,482	$16.04	3.1	$25
Vested and expected to vest at December 31, 2010	20,150	$16.10	2.6	$24
Eligible for exercise at December 31, 2010	18,079	$16.68	2.4	$20

Schedule Of Share Based Compensation Summary Of Financial Statement Components Restricted Stock Units Without Market Conditions Text Block
	December 31,
	2010	2009	2008

	(in millions)
RSU expense before income tax	$11	$11	$10
Tax benefit	(2)	(3)	(2)
RSU expense, net of tax	$9	$8	$8
Total value of RSUs converted(1)	$5	$7	$-
Total fair value of RSUs vested	$12	$12	$10

Schedule Of Share Based Compensation Restricted Stock Units Without Market Conditions Activity Table Text Block
	RSUs	Weighted Average Grant Date Fair Values	Weighted Average Remaining Vesting Term
Nonvested at December 31, 2009	2,471	$10.73
Vested	(929)	12.56
Forfeited and expired	(455)	12.20
Granted	1,080	12.18
Nonvested at December 31, 2010	2,167	$10.20	1.5
Vested at December 31, 2010	2,226	$16.48
Vested and expected to vest at December 31, 2010	3,999	$13.67

Schedule Of Share Based Compensation Restricted Stock Units Without Market Condition Vested And Converted Table Text Block
	December 31,
	2010	2009	2008

RSUs vested during the year	929	619	597
RSUs converted during the year(1)	386	772	59

Schedule Of Share Based Compensation Summary Of Financial Statement Components Restricted Stock Units With Market Conditions Text Block
	December 31,
	2010	2009	2008

	(in millions)
RSU expense before income tax	$4	$4	$4
Tax benefit	(1)	(1)	(1)
RSU expense, net of tax	$3	$3	$3
Total value of RSUs converted(1)	$3	$4	$-
Total fair value of RSUs vested(2)	$-	$-	$5

Schedule Of Share Based Compensation Restricted Stock Units With Market Conditions Activity Table Text Block
	RSUs	Weighted Average Grant Date Fair Values	Weighted Average Remaining Vesting Term
Nonvested at December 31, 2009	1,136	$10.80
Vested	-	-
Forfeited and expired	(223)	17.78
Granted	370	11.57
Nonvested at December 31, 2010	1,283	$9.80	1.3
Vested at December 31, 2010	-	$-
Vested and expected to vest at December 31, 2010	1,125	$9.76

Schedule Of Share Based Compensation Restricted Stock Units With Market Condition Vested And Converted Table Text Block
	December 31,
	2010	2009	2008

RSUs vested during the year	-	-	352
RSUs converted during the year(1)	245	410	-

Other Income and Expense (Tables)	12 Months Ended
Dec. 31, 2010
Other Income Expense Tables Abstract
Components Of Other Income Table
	Years Ended December 31,
	2010	2009	2008

	(in millions)
Gain on extinguishment of tax and other liabilities	$65	$168	$199
Tax credit settlement	-	129	-
Performance incentive fee	-	80	-
Insurance proceeds	-	-	40
Gain on sale of assets	12	14	34
Other	27	69	99
Total other income	$104	$460	$372

Components Of Other Expense Table
	Years Ended December 31,
	2010	2009	2008

	(in millions)
Loss on sale and disposal of assets	$84	$36	$34
Gener gas settlement	72	-	-
Loss on extinguishment of debt	37	-	70
AES Wind transaction costs	22	-	-
Other	23	70	57
Total other expense	$238	$106	$161

Impairments (Tables)	12 Months Ended
Dec. 31, 2010
Asset Impairment Expense Tables Abstract
Components Of Asset Impairment Expense Table
2010
(in millions)
Southland (Huntington Beach)	$200
Tisza II	85
Deepwater	79
Other	27
Total	$391

2009
(in millions)
Piabanha	$11
Other	9
Total	$20

2008
(in millions)
LNG projects in North America	$67
Uruguaiana	36
South African peakers	31
Hefei	18
Other	23
Total	$175

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Income Taxes Tables Abstract
Income Tax Expense On Continuing Operations
	December 31,
	2010	2009	2008

	(in millions)
Federal:
Current	$(8)	$3	$12
Deferred	(118)	(160)	72
State:
Current	1	-	(1)
Deferred	(19)	(10)	(10)
Foreign:
Current	699	552	611
Deferred	41	195	35
Total	$596	$580	$719

Reconciliation Of US Federal Income Tax Rates And AES Effective Tax Rate For The Current And Two Prior Years
	December 31,
	2010	2009	2008
Statutory Federal tax rate	35%	35%	35%
State taxes, net of Federal tax benefit	(2)	(1)	-
Taxes on foreign earnings	(6)	(5)	(4)
Valuation allowance	3	-	3
Gain (loss) on sale of businesses	4	(3)	(13)
Chilean withholding tax reversals	(3)	-	-
Taxes on cash repatriation	-	-	6
Other - net	-	(1)	1
Effective tax rate	31%	25%	28%

Schedule Of Income Tax Payable And Receivable
	December 31,
	2010	2009

	(in millions)
Income taxes receivable - current	$520	$434
Income taxes receivable - noncurrent	21	22
Total income taxes receivable	$541	$456

Income taxes payable - current	$701	$508
Income taxes payable - noncurrent	8	11
Total income taxes payable	$709	$519

Summary Of Deferred Tax Assets And Liabilities
	December 31,
	2010	2009

	(in millions)
Differences between book and tax basis of property	$1,246	$1,694
Cumulative translation adjustment	94	(200)
Other taxable temporary differences	392	310
Total deferred tax liability	1,732	1,804

Operating loss carryforwards	(1,655)	(1,697)
Capital loss carryforwards	(93)	(107)
Bad debt and other book provisions	(543)	(561)
Retirement costs	(315)	(283)
Tax credit carryforwards	(60)	(68)
Other deductible temporary differences	(413)	(426)
Total gross deferred tax asset	(3,079)	(3,142)
Less: valuation allowance	1,334	1,670
Total net deferred tax asset	(1,745)	(1,472)
Net deferred tax (asset)/liability	$(13)	$332

Income Before Income Taxes, Foreign And Domestic
	December 31,
	2010	2009	2008

	(in millions)
U.S.	$(517)	$(1,015)	$(460)
Non-U.S.	2,431	3,331	2,993
Total	$1,914	$2,316	$2,533

Tax Years Potentially Subject To Examination And Jurisdictions
Jurisdiction	Tax Years Subject to Examination

Argentina	2004-2010
Brazil	2005-2010
Cameroon	2007-2010
Chile	1998-2010
Colombia	2008-2010
El Salvador	2007-2010
United Kingdom	1999-2010
United States (Federal)	1994-2010

Summary Of Income Tax Contingencies Text Block
	2010	2009	2008

	(in millions)
Balance at January 1	$511	$555	$590
Additions for current year tax positions	14	72	6
Additions for tax positions of prior years	51	7	80
Reductions for tax positions of prior years	(46)	(9)	(26)
Effects of foreign currency translation	(3)	6	(74)
Settlements	(67)	(104)	(18)
Lapse of statute of limitations	(23)	(16)	(3)
Balance at December 31	$437	$511	$555

Discontinued Operations and Held For Sale Businesses (Tables)	12 Months Ended
Dec. 31, 2010
Discontinued Operations And Held For Sale Business Tables Abstract
Summary Of Income And Loss On Disposal And Impairment For Discontinued Operations
	December 31,
Subsidiary	2010	2009	2008

	(in millions)
Barka	$80	$-	$-
Lal Pir	(6)	(74)	-
Pak Gen	(16)	(76)	-
Ras Laffan	6	-	-
Jiaozuo	-	-	7
Central Valley	-	-	(1)
Gain (loss) on disposal and impairment, after taxes	$64	$(150)	$6

Revenue Income From Operations Of Discontinued Businesses Income Tax Expense And Impairment Of Discontinued Operations
	December 31,
	2010	2009	2008

	(in millions)
Revenue	$958	$1,251	$1,662
Income (loss) from operations of discontinued businesses, before taxes	$(793)	$99	$238
Income tax expense (benefit)	287	(22)	(59)
Income (loss) from operations of discontinued businesses	$(506)	$77	$179
Gain (loss) on disposal of discontinued businesses, after taxes	$64	$(150)	$6

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2010
Earnings Per Share Tables Abstract
Earnings Per Share Basic And Diluted Table
	December 31, 2010			December 31, 2009			December 31, 2008
	Income	Shares	$ per Share	Income	Shares	$ per Share	Income	Shares	$ per Share
BASIC EARNINGS PER SHARE
Income from continuing operations
attributable to The AES Corporation
common stockholders	$495	769	$0.64	$729	667	$1.09	$1,088	669	$1.62
EFFECT OF DILUTIVE SECURITIES
Convertible securities	-	-	-	-	-	-	22	15	(0.01)
Stock options	-	2	-	-	1	-	-	4	-
Restricted stock units	-	3	-	-	2	-	-	1	-
DILUTED EARNINGS PER SHARE	$495	774	$0.64	$729	670	$1.09	$1,110	689	$1.61

Selected Quarterly Financial Data (Tables)	12 Months Ended
Dec. 31, 2010
Selected Quarterly Financial Data Tables Abstract
Summary Of Quarterly Statement Of Operations
	Quarter ended 2010
	Mar 31	June 30	Sept 30	Dec 31

	(in millions, except per share data)
Revenue	$3,920	$3,923	$4,020	$4,318
Gross margin	961	1,002	982	1,043
Income from continuing operations, net of tax (1)	381	429	300	391
Discontinued operations, net of tax	21	-	97	(560)
Net income	$402	$429	$397	$(169)
Net income (loss) attributable to The AES Corporation	$187	$144	$114	$(436)

Basic income (loss) per share:
Income from continuing operations attributable to
The AES Corporation, net of tax	$0.24	$0.19	$0.06	$0.16
Discontinued operations attributable to
The AES Corporation, net of tax	0.03	(0.01)	0.08	(0.71)
Basic income (loss) per share attributable to
The AES Corporation	$0.27	$0.18	$0.14	$(0.55)

Diluted income (loss) per share:
Income from continuing operations attributable to
The AES Corporation, net of tax	$0.24	$0.19	$0.06	$0.16
Discontinued operations attributable to
The AES Corporation, net of tax	0.03	(0.01)	0.08	(0.71)
Diluted income (loss) per share attributable to
The AES Corporation	$0.27	$0.18	$0.14	$(0.55)

	Quarter ended 2009
	Mar 31	June 30	Sept 30	Dec 31

	(in millions, except per share data)
Revenue	$3,083	$3,163	$3,529	$3,665
Gross margin	833	790	961	822
Income from continuing operations, net of tax (2)	481	513	422	412
Discontinued operations, net of tax	21	17	18	(129)
Net income	$502	$530	$440	$283
Net income (loss) attributable to The AES Corporation	$218	$303	$185	$(48)

Basic income (loss) per share:
Income from continuing operations attributable to
The AES Corporation, net of tax	$0.31	$0.44	$0.27	$0.07
Discontinued operations attributable to
The AES Corporation, net of tax	0.02	0.01	0.01	(0.14)
Basic income (loss) per share attributable to
The AES Corporation	$0.33	$0.45	$0.28	$(0.07)

Diluted income (loss) per share:
Income from continuing operations attributable to
The AES Corporation, net of tax	$0.31	$0.44	$0.27	$0.07
Discontinued operations attributable to
The AES Corporation, net of tax	0.02	0.01	0.01	(0.14)
Diluted income (loss) per share attributable to
The AES Corporation	$0.33	$0.45	$0.28	$(0.07)

General and Summary of Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010 years integer	Dec. 31, 2009	Dec. 31, 2008
General And Summary Of Significant Accounting Policies Details Abstract
Adoption of ASU 2009-16	$ 40								$ 40
Transfers Accounted For As Secured Borrowings Assets Carrying Amount	50								50
Maximum Interest Transferred To Purchasers Through Accounts Receivable Securitization Facility	50								50
Cumulative Effect Of Initial Adoption Of Consolidation Accounting Guidance									47
New Accounting Pronouncements Or Change In Accounting Principle [Line Items]
Total Assets	40,511				39,535				40,511	39,535	34,806
Electric Utility Revenue	4,318	4,020	3,923	3,920	3,665	3,529	3,163	3,083	16,181	13,440	14,508
Long-term receivables from governmental bodies	151								151
Finite Lived Intangible Assets Useful Life Minimum									1
Finite Lived Intangible Assets Useful Life Maximum									89
Cartagena And Cili Subsidiaries Member
New Accounting Pronouncements Or Change In Accounting Principle [Line Items]
Total Assets	850								850
Total Liabilities	919								919
Electric Utility Revenue									416
Cartagena Affiliate [Member]
New Accounting Pronouncements Or Change In Accounting Principle [Line Items]
AES Ownership in Variable Interest Entity									71.00%
Cili Subsidiary Member
New Accounting Pronouncements Or Change In Accounting Principle [Line Items]
AES Ownership in Variable Interest Entity									51.00%
Argentina Subsidiaries [Member]
New Accounting Pronouncements Or Change In Accounting Principle [Line Items]
Long-term receivables from governmental bodies	81								81
Dominican Republic Subsidiaries [Member]
New Accounting Pronouncements Or Change In Accounting Principle [Line Items]
Long-term receivables from governmental bodies	$ 55								$ 55

Inventory (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Inventory Net Abstract
Coal Fuel Oil And Other Raw Materials	$ 276	$ 229
Spare Parts And Supplies	286	250
Total	$ 562	$ 479
Percentage Of FIFO Inventory	23.00%
Percentage Of Weighted Average Cost Inventory	75.00%

Property Plant and Equipment (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Property, Plant and Equipment [Line Items]
Electric generation, distribution assets and other	$ 28,172,000,000	$ 25,972,000,000
Accumulated depreciation	(9,145,000,000)	(8,576,000,000)
Net electric generation and distribution assets and other	19,027,000,000	17,396,000,000
Net electric generation, distribution assets and other related to discontinued operations	7,000,000	1,493,000,000
Interest Costs Incurred Capitalized Abstract
Interest capitalized during development and construction on qualifying assets	193,000,000	183,000,000	172,000,000
Other PP&E Disclosures
Property, plant and equipment (net of accumulated depreciation) mortgaged, pledged or subject to liens	12,200,000,000
Depreciation	1,100,000,000	944,000,000	899,000,000
Unamortized software costs included in net electric generation and distribution assets and other	170,000,000	178,000,000
Software amortization expense	51,000,000	48,000,000	41,000,000
Asset Retirement Obligation Roll Forward Analysis Roll Forward
Balance at January 1	67,000,000	47,000,000
Additional liabilities incurred	19,000,000	17,000,000
Accretion expense	5,000,000	3,000,000
Change in estimated cash flows	1,000,000	0
Balance at December 31	92,000,000	67,000,000	47,000,000
Fair Value Of Restricted Assets For Settling ARO's	12,000,000	0
Electric Generation And Distribution Facilities [Member]
Property, Plant and Equipment [Line Items]
Electric generation, distribution assets and other	24,374,000,000	22,680,000,000
Estimated Useful Life Minimum	3
Estimated Useful Life Maximum	62
Other Buildings [Member]
Property, Plant and Equipment [Line Items]
Electric generation, distribution assets and other	2,211,000,000	1,922,000,000
Estimated Useful Life Minimum	3
Estimated Useful Life Maximum	50
Furniture Fixtures And Equipment [Member]
Property, Plant and Equipment [Line Items]
Electric generation, distribution assets and other	729,000,000	684,000,000
Estimated Useful Life Minimum	3
Estimated Useful Life Maximum	31
Other Property Plant And Equipment [Member]
Property, Plant and Equipment [Line Items]
Electric generation, distribution assets and other	858,000,000	686,000,000
Estimated Useful Life Minimum	1
Estimated Useful Life Maximum	50
Regulated [Member]
Property, Plant and Equipment [Line Items]
Electric generation, distribution assets and other	12,488,000,000	11,744,000,000
Accumulated depreciation	(5,123,000,000)	(4,830,000,000)
Net electric generation and distribution assets and other	7,365,000,000	6,914,000,000
Non Regulated [Member]
Property, Plant and Equipment [Line Items]
Electric generation, distribution assets and other	15,684,000,000	14,228,000,000
Accumulated depreciation	(4,022,000,000)	(3,746,000,000)
Net electric generation and distribution assets and other	$ 11,662,000,000	$ 10,482,000,000

Fair Value (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Fair Value Disclosures Details Abstract
An input assumption is considered significant if it affects the fair value by at least 10%.	10.00%
Assets
Marketable securities	$ 1,772	$ 1,691
Assets [Line Items]
Available-for-sale securities	1,762	1,676
Trading securities	10	7
Derivatives	124	120
Total assets	1,896	1,803
Liabilities [Line Items]
Derivatives	423	303
Total liabilities	423	303
Fair Value Derivative Assets Liabilities Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at beginning of period	0	(71)
Included in earnings	51	(18)
Included in other comprehensive income	1	134
Included in regulatory assets	(2)	0
Purchases, issuances and settlements	(17)	31
Transfers of assets (liabilities) into Level 3	(2)	1
Transfers of (assets) liabilities out of Level 3	18	(77)
Balance at end of period	49	0	(71)
Total gains/(losses) for the period included in earnings attributable to the change in unrealized gains/(losses) relating to assets and liabilities held at the end of the period	40	(2)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
(Gain) loss on disposal and impairment write-down - discontinued operations	(209)	150	(7)
(Gain)/Loss	391	20	175
Goodwill impairment	21	122	0
Carrying Amount
Assets
Marketable securities	1,772	1,691
Derivatives	124	120
Total assets	1,896	1,811
Liabilities
Debt	19,551	19,343
Derivatives	423	303
Total liabilities	19,974	19,646
Fair Value
Assets
Marketable securities	1,772	1,691
Derivatives	124	120
Total assets	1,896	1,811
Liabilities
Debt	20,137	19,778
Derivatives	423	303
Total liabilities	20,560	20,081
Long Lived Assets Held And Used [Member] | Deepwater Subsidiary [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Long Lived Assets Held And Used [Member] | Southland Huntington Beach Subsidiary [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Long Lived Assets Held And Used [Member] | Tisza I I Subsidiary [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Discontinued Operations and Businesses Held For Sale [Member] | Eastern Energy Subsidiary [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Discontinued Operations and Businesses Held For Sale [Member] | Subsidiary Barka [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Discontinued Operations and Businesses Held For Sale [Member] | Subsidiary Ras Laffan [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Goodwill [Member] | Deepwater Subsidiary [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Goodwill [Member] | Other Subsidiary [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Quoted Market Prices in Active Market for Identical Assets (Level1)
Assets [Line Items]
Available-for-sale securities	8	133
Trading securities	10	7
Derivatives	0	0
Total assets	18	140
Quoted Market Prices in Active Market for Identical Assets (Level1)
Liabilities [Line Items]
Derivatives	0	0
Total liabilities	0	0
Long Lived Assets Held And Used [Member] | Deepwater Subsidiary [Member] | Significant Other Observable Inputs (Level 2)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Long Lived Assets Held And Used [Member] | Southland Huntington Beach Subsidiary [Member] | Significant Other Observable Inputs (Level 2)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Long Lived Assets Held And Used [Member] | Tisza I I Subsidiary [Member] | Significant Other Observable Inputs (Level 2)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Discontinued Operations and Businesses Held For Sale [Member] | Eastern Energy Subsidiary [Member] | Significant Other Observable Inputs (Level 2)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Discontinued Operations and Businesses Held For Sale [Member] | Subsidiary Barka [Member] | Significant Other Observable Inputs (Level 2)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	124
Discontinued Operations and Businesses Held For Sale [Member] | Subsidiary Ras Laffan [Member] | Significant Other Observable Inputs (Level 2)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	226
Goodwill [Member] | Deepwater Subsidiary [Member] | Significant Other Observable Inputs (Level 2)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Goodwill [Member] | Other Subsidiary [Member] | Significant Other Observable Inputs (Level 2)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Significant Other Observable Inputs (Level 2)
Assets [Line Items]
Available-for-sale securities	1,712	1,501
Trading securities	0	0
Derivatives	63	90
Total assets	1,775	1,591
Significant Other Observable Inputs (Level 2)
Liabilities [Line Items]
Derivatives	411	273
Total liabilities	411	273
Long Lived Assets Held And Used [Member] | Deepwater Subsidiary [Member] | Significant Unobservable Inputs (Level 3)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	4
Long Lived Assets Held And Used [Member] | Southland Huntington Beach Subsidiary [Member] | Significant Unobservable Inputs (Level 3)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	88
Long Lived Assets Held And Used [Member] | Tisza I I Subsidiary [Member] | Significant Unobservable Inputs (Level 3)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	75
Discontinued Operations and Businesses Held For Sale [Member] | Eastern Energy Subsidiary [Member] | Significant Unobservable Inputs (Level 3)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Discontinued Operations and Businesses Held For Sale [Member] | Subsidiary Barka [Member] | Significant Unobservable Inputs (Level 3)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Discontinued Operations and Businesses Held For Sale [Member] | Subsidiary Ras Laffan [Member] | Significant Unobservable Inputs (Level 3)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Goodwill [Member] | Deepwater Subsidiary [Member] | Significant Unobservable Inputs (Level 3)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Goodwill [Member] | Other Subsidiary [Member] | Significant Unobservable Inputs (Level 3)
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Fair Value	0
Significant Unobservable Inputs (Level 3)
Assets [Line Items]
Available-for-sale securities	42	42
Trading securities	0	0
Derivatives	61	30
Total assets	103	72
Significant Unobservable Inputs (Level 3)
Liabilities [Line Items]
Derivatives	12	30
Total liabilities	12	30
Interest Rate Derivatives
Fair Value Derivative Assets Liabilities Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at beginning of period	(12)
Included in earnings	1
Included in other comprehensive income	(12)
Included in regulatory assets	(3)
Purchases, issuances and settlements	7
Transfers of assets (liabilities) into Level 3	0
Transfers of (assets) liabilities out of Level 3	18
Balance at end of period	(1)
Total gains/(losses) for the period included in earnings attributable to the change in unrealized gains/(losses) relating to assets and liabilities held at the end of the period	0
Cross Currency Swaps
Fair Value Derivative Assets Liabilities Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at beginning of period	(12)
Included in earnings	4
Included in other comprehensive income	13
Included in regulatory assets	0
Purchases, issuances and settlements	5
Transfers of assets (liabilities) into Level 3	0
Transfers of (assets) liabilities out of Level 3	0
Balance at end of period	10
Total gains/(losses) for the period included in earnings attributable to the change in unrealized gains/(losses) relating to assets and liabilities held at the end of the period	7
Foreign Currency
Fair Value Derivative Assets Liabilities Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at beginning of period	0
Included in earnings	25
Included in other comprehensive income	0
Included in regulatory assets	0
Purchases, issuances and settlements	(1)
Transfers of assets (liabilities) into Level 3	(2)
Transfers of (assets) liabilities out of Level 3	0
Balance at end of period	22
Total gains/(losses) for the period included in earnings attributable to the change in unrealized gains/(losses) relating to assets and liabilities held at the end of the period	24
Commodity & Other
Fair Value Derivative Assets Liabilities Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at beginning of period	24
Included in earnings	21
Included in other comprehensive income	0
Included in regulatory assets	1
Purchases, issuances and settlements	(28)
Transfers of assets (liabilities) into Level 3	0
Transfers of (assets) liabilities out of Level 3	0
Balance at end of period	18
Total gains/(losses) for the period included in earnings attributable to the change in unrealized gains/(losses) relating to assets and liabilities held at the end of the period	9
Available-for-sale securities
Fair Value Assets Measured On Recurring Basis Unobservable Input Reconciliation [Line Items]
Balance at beginning of period	42	42
Purchases, issuances and settlements	0	0
Balance at end of period	42	42
Total gains/(losses) for the period included in earnings attributable to the change in unrealized gains/losses relating to assets held at the end of the period	0	0
Long Lived Assets Held And Used [Member] | Deepwater Subsidiary [Member]
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Carrying Amount	83
(Gain)/Loss	79
Long Lived Assets Held And Used [Member] | Southland Huntington Beach Subsidiary [Member]
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Carrying Amount	288
(Gain)/Loss	200
Long Lived Assets Held And Used [Member] | Tisza I I Subsidiary [Member]
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Carrying Amount	160
(Gain)/Loss	85
Discontinued Operations and Businesses Held For Sale [Member] | Eastern Energy Subsidiary [Member]
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Carrying Amount	827
(Gain)/Loss	827
Discontinued Operations and Businesses Held For Sale [Member] | Subsidiary Barka [Member]
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Carrying Amount	20
(Gain) loss on disposal and impairment write-down - discontinued operations	104
Discontinued Operations and Businesses Held For Sale [Member] | Subsidiary Ras Laffan [Member]
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Carrying Amount	120
(Gain) loss on disposal and impairment write-down - discontinued operations	106
Goodwill [Member] | Deepwater Subsidiary [Member]
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Carrying Amount	18
Goodwill impairment	18
Goodwill [Member] | Other Subsidiary [Member]
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Carrying Amount	3
Goodwill impairment	3
Deepwater Subsidiary [Member]
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Carrying Amount	18
Goodwill impairment	18
Other Subsidiary [Member]
Fair Value Assets Measured On Nonrecurring Basis Financial Statement Captions [Line Items]
Goodwill impairment	$ 3

Investments In Marketable Securities (Details) (USD $) In Millions	9 Months Ended	12 Months Ended
	Sep. 30, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Debt securities:
Unsecured debentures		$ 727	$ 667
Certificates of deposit		877	652
Government debt securities		47	152
Other debt securities		42	42
Subtotal		1,693	1,513
Equity securities:
Mutual funds		62	117
Common stock		7	16
Money market funds		0	30
Subtotal		69	163
Total available-for-sale		1,762	1,676
Equity securities:
Mutual funds		10	7
Total trading		10	7
TOTAL		1,772	1,683
Held-to-maturity securities		0	8
Total marketable securities		1,772	1,691
Footnotes to Marketable Securities Detail Table Abstract
Amortized cost of commmon stock available-for-sale		6
Government Bonds Received In Exchange For Accounts Receivable	110
Sovereign Bonds Used To Settle Third Party Liabilities	31
Gain Loss On Marketable Securities
Gains (losses) included in other comprehensive income		2	10	(2)
Gains reclassified out of other comprehensive income into earnings		0	2	0
Proceeds from sales		5,888	4,466	5,006
Gross realized gains on sales		2	3	0
Debt securities with future maturities greater than ten years		42
Quoted Market Prices in Active Market for Identical Assets (Level1)
Debt securities:
Unsecured debentures		0	0
Certificates of deposit		0	0
Government debt securities		0	0
Other debt securities		0	0
Subtotal		0	0
Equity securities:
Mutual funds		1	117
Common stock		7	16
Money market funds		0	0
Subtotal		8	133
Total available-for-sale		8	133
Equity securities:
Mutual funds		10	7
Total trading		10	7
TOTAL		18	140
Significant Other Observable Inputs (Level 2)
Debt securities:
Unsecured debentures		727	667
Certificates of deposit		877	652
Government debt securities		47	152
Other debt securities		0	0
Subtotal		1,651	1,471
Equity securities:
Mutual funds		61	0
Common stock		0	0
Money market funds		0	30
Subtotal		61	30
Total available-for-sale		1,712	1,501
Equity securities:
Mutual funds		0	0
Total trading		0	0
TOTAL		1,712	1,501
Significant Unobservable Inputs (Level 3)
Debt securities:
Unsecured debentures		0	0
Certificates of deposit		0	0
Government debt securities		0	0
Other debt securities		42	42
Subtotal		42	42
Equity securities:
Mutual funds		0	0
Common stock		0	0
Money market funds		0	0
Subtotal		0	0
Total available-for-sale		42	42
Equity securities:
Mutual funds		0	0
Total trading		0	0
TOTAL		$ 42	$ 42

Derivative Instruments and Hedging Activities (Details) In Millions, unless otherwise specified	12 Months Ended																				12 Months Ended										12 Months Ended																																																			12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $)	Dec. 31, 2008 USD ( $)	Dec. 31, 2010 Cartagena Affiliate [Member] Interest Rate Derivatives USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Current Member Libor USD Member USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Current Member Euribor EUR Member USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Current Member Euribor EUR Member EUR ( €)	Dec. 31, 2010 Interest Rate Derivatives Current Member Libor GBP Member USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Current Member Libor GBP Member GBP ( £)	Dec. 31, 2010 Interest Rate Derivatives Current Member Securities Industry and Financial Markets Association Municipal Swap Index USD Member USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Maximum Member Libor USD Member USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Maximum Member Euribor EUR Member USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Maximum Member Euribor EUR Member EUR ( €)	Dec. 31, 2010 Interest Rate Derivatives Maximum Member Libor GBP Member USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Maximum Member Libor GBP Member GBP ( £)	Dec. 31, 2010 Interest Rate Derivatives Maximum Member Securities Industry and Financial Markets Association Municipal Swap Index USD Member USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Libor USD Member	Dec. 31, 2010 Interest Rate Derivatives Euribor EUR Member	Dec. 31, 2010 Interest Rate Derivatives Libor GBP Member	Dec. 31, 2010 Interest Rate Derivatives Securities Industry and Financial Markets Association Municipal Swap Index USD Member	Dec. 31, 2010 Interest Rate Derivatives USD ( $)	Dec. 31, 2009 Interest Rate Derivatives USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Interest expense [Member] USD ( $)	Dec. 31, 2009 Interest Rate Derivatives Interest expense [Member] USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Non-regulated cost of sales USD ( $)	Dec. 31, 2009 Interest Rate Derivatives Non-regulated cost of sales USD ( $)	Dec. 31, 2010 Interest Rate Derivatives Net Equity In Earnings Of Affiliates Member USD ( $)	Dec. 31, 2009 Interest Rate Derivatives Net Equity In Earnings Of Affiliates Member USD ( $)	Dec. 31, 2010 Cross Currency Swaps Chilean Unidad De Fomento CLF Member USD ( $)	Dec. 31, 2010 Cross Currency Swaps Chilean Unidad De Fomento CLF Member CLF	Dec. 31, 2010 Cross Currency Swaps USD ( $)	Dec. 31, 2009 Cross Currency Swaps USD ( $)	Dec. 31, 2010 Cross Currency Swaps Interest expense [Member] USD ( $)	Dec. 31, 2009 Cross Currency Swaps Interest expense [Member] USD ( $)	Dec. 31, 2010 Cross Currency Swaps Foreign currency transaction gains (losses) USD ( $)	Dec. 31, 2009 Cross Currency Swaps Foreign currency transaction gains (losses) USD ( $)	Dec. 31, 2010 Foreign Currency Options Member Euro EUR Member USD ( $)	Dec. 31, 2010 Foreign Currency Options Member Euro EUR Member EUR ( €)	Dec. 31, 2010 Foreign Currency Options Member Brazilian Real BRL Member USD ( $)	Dec. 31, 2010 Foreign Currency Options Member Brazilian Real BRL Member BRL	Dec. 31, 2010 Foreign Currency Options Member Philippine Peso PHP Member USD ( $)	Dec. 31, 2010 Foreign Currency Options Member Philippine Peso PHP Member PHP	Dec. 31, 2010 Foreign Currency Options Member British Pound GBP Member USD ( $)	Dec. 31, 2010 Foreign Currency Options Member British Pound GBP Member GBP ( £)	Dec. 31, 2010 Foreign Currency Forwards Member Chilean Peso CLP Member USD ( $)	Dec. 31, 2010 Foreign Currency Forwards Member Chilean Peso CLP Member CLP	Dec. 31, 2010 Foreign Currency Forwards Member Colombian Peso COP Member USD ( $)	Dec. 31, 2010 Foreign Currency Forwards Member Colombian Peso COP Member COP	Dec. 31, 2010 Foreign Currency Forwards Member Argentine Peso ARS Member USD ( $)	Dec. 31, 2010 Foreign Currency Forwards Member Argentine Peso ARS Member ARS	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Euro EUR Member USD ( $)	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Euro EUR Member EUR ( €)	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Brazilian Real BRL Member USD ( $)	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Brazilian Real BRL Member BRL	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Philippine Peso PHP Member USD ( $)	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Philippine Peso PHP Member PHP	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Argentine Peso ARS Member USD ( $)	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Argentine Peso ARS Member ARS	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Kazakhstani Tenge KZT Member USD ( $)	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Kazakhstani Tenge KZT Member KZT	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Cameroon Franc XAF Member XAF	Dec. 31, 2010 Embedded Foreign Currency Derivatives Member Cameroon Franc XAF Member USD ( $)	Dec. 31, 2010 Commodity Natural Gas MMBTU Member MMBTU	Dec. 31, 2010 Commodity Petcoke Metric Tons Member MetricTons	Dec. 31, 2010 Commodity Aluminum M Wh Member MetricTons	Dec. 31, 2010 Commodity Financial Transmission Rights MW Member mw	Dec. 31, 2010 Commodity Certified Emission Reductions CER Member tons	Dec. 31, 2010 Gas Andes [Member]	Dec. 31, 2010 Quoted Market Prices in Active Market for Identical Assets (Level1) USD ( $)	Dec. 31, 2009 Quoted Market Prices in Active Market for Identical Assets (Level1) USD ( $)	Dec. 31, 2010 Cartagena Affiliate [Member] Significant Other Observable Inputs (Level 2) Derivative Instruments Hedging Member USD ( $)	Dec. 31, 2010 Cartagena Affiliate [Member] Significant Other Observable Inputs (Level 2) Derivative Instruments Not Hedging Member USD ( $)	Dec. 31, 2010 Significant Other Observable Inputs (Level 2) USD ( $)	Dec. 31, 2009 Significant Other Observable Inputs (Level 2) USD ( $)	Dec. 31, 2010 Significant Unobservable Inputs (Level 3) USD ( $)	Dec. 31, 2009 Significant Unobservable Inputs (Level 3) USD ( $)	Dec. 31, 2010 Derivative Instruments Hedging Member USD ( $)	Dec. 31, 2009 Derivative Instruments Hedging Member USD ( $)	Dec. 31, 2010 Derivative Instruments Not Hedging Member USD ( $)	Dec. 31, 2009 Derivative Instruments Not Hedging Member USD ( $)	Dec. 31, 2009 Gener Subsidiary Member USD ( $)	Dec. 31, 2010 Foreign Currency USD ( $)	Dec. 31, 2009 Foreign Currency USD ( $)	Dec. 31, 2010 Foreign Currency Foreign currency transaction gains (losses) USD ( $)	Dec. 31, 2009 Foreign Currency Foreign currency transaction gains (losses) USD ( $)	Dec. 31, 2010 Foreign Currency Net Equity In Earnings Of Affiliates Member USD ( $)	Dec. 31, 2009 Foreign Currency Net Equity In Earnings Of Affiliates Member USD ( $)	Dec. 31, 2010 Electricity Commodity Contract Member USD ( $)	Dec. 31, 2009 Electricity Commodity Contract Member USD ( $)	Dec. 31, 2010 Electricity Commodity Contract Member Non-regulated revenue USD ( $)	Dec. 31, 2009 Electricity Commodity Contract Member Non-regulated revenue USD ( $)	Dec. 31, 2010 Other Commodity Contract Member Non-regulated revenue USD ( $)	Dec. 31, 2009 Other Commodity Contract Member Non-regulated revenue USD ( $)	Dec. 31, 2010 Other Commodity Contract Member Non-regulated cost of sales USD ( $)	Dec. 31, 2009 Other Commodity Contract Member Non-regulated cost of sales USD ( $)	Dec. 31, 2010 Other Commodity Contract Member Net Equity In Earnings Of Affiliates Member USD ( $)	Dec. 31, 2009 Other Commodity Contract Member Net Equity In Earnings Of Affiliates Member USD ( $)
Derivative Tables [Line Items]
Notional Amount Of Interest Rate Derivatives	$ 4,300				$ 2,543	$ 1,651	€ 1,233	$ 68	£ 44	$ 40	$ 2,671	$ 1,651	€ 1,233	$ 68	£ 44	$ 40
Weighted Average Remaining Term																	10	13	10	12									15	15							<1	<1	<1	<1	<1	<1	<1	<1	<1	<1	<1	<1	<1	<1	4	4	1	1	3	3	9	9	10	10	2	2	12	14	9	<1	2
% of Debt Currently Hedged by Index																	69.00%	72.00%	69.00%										83.00%	83.00%
Notional Amount Of Foreign Currency Derivatives																													257								21	15	120	208	6	266	4	3	179	89,106	7	13,151	13	57	38	28	11	19	484	21,176	83	331	210	31,084	1,755	4
Notional (CLF)																														6
Probability Adjusted Notional																																					18		30		1		2
Notional																																																															34,000,000	14,000,000	17,000,000	0	1,000,000
Ownership interest in two gas transportation companies																																																																				13.00%
Current assets:
Foreign currency derivatives	7	6																																																																			0	0		1	4	6	3	0	0	0	7	6
Commodity and other derivatives
Commodity and other derivatives	5	29																																																																			0	0			2	1	3	28	0	1	5	28
Total current assets	12	35																																																																			0	0			6	7	6	28	0	1	12	34
Noncurrent assets:
Interest rate derivatives	49	85																																																																			0	0			49	83	0	2	49	85	0	0
Foreign currency derivatives	31	0																																																																			0	0		4	4	0	27	0	0	0	31	0
Cross currency derivatives	12	0																																																																			0	0			0	0	12	0	12	0	0	0
Commodity and other derivatives	20	0																																																																			0	0			4	0	16	0	0	0	20	0
Total noncurrent assets	112	85																																																																			0	0			57	83	55	2	61	85	51	0
Total assets	124	120																																																																			0	0			63	90	61	30	61	86	63	34
Current liabilities:
Interest rate derivatives	137	125																																																																			0	0	19		137	118	0	7	126	115	11	10
Cross currency derivatives	2	0																																																																			0	0			0	0	2	0	2	0	0	0
Foreign currency derivatives	13	3																																																																			0	0			13	3	0	0	8	2	5	1
Commodity and other derivatives
Commodity and other derivatives	0	2																																																																			0	0			0	0	0	2	0	0	0	2
Total current liabilities	152	130																																																																			0	0			150	121	2	9	136	117	16	13
Noncurrent liabilities:
Interest rate derivatives	247	157																																																																			0	0	46		246	150	1	7	232	141	15	16
Cross currency derivatives	0	12																																																																			0	0			0	0	0	12	0	12	0	0
Foreign currency derivatives	23	2																																																																			0	0			15	2	8	0	0	0	23	2
Commodity and other derivatives
Commodity and other derivatives	1	2																																																																			0	0			0	0	1	2	0	0	1	2
Total noncurrent liabilities	271	173																																																																			0	0			261	152	10	21	232	153	39	20
Total liabilities	423	303																																																																			0	0			411	273	12	30	368	270	55	33
AOCI to be recognized in next 12 months table
Accumulated Other Comprehensive Income (Loss)																					(88)										(4)																																																			(9)
Gain Loss By Type Of Derivative Tables
Gains (Losses) Recognized in AOCL	(249)	219		(29)																	(243)	49									11	48																																																		(9)	2					(8)	120
Gains (Losses) Reclassified from AOCL into Earnings	(115)	(24)																					(108)	(72)	(2)	0	(1)	0					(1)	2	0	43																																																(3)	0					0	3
Gains (Losses) Due to Discontinued Operations Excluded From Amount Reclassified from AOCL into Earnings																							(113)	(35)																																																																		11	190
Gains (Losses) Recognized in Earnings (ineffective portion)	(10)	(20)	45																				(15)	(8)			0	(1)					5	(11)																																																		0	0
Gains (Losses) Recognized in Earnings (not designated as hedging instruments)	(19)	(92)	11																				(7)	(25)																																																												(36)	(38)	(2)	0					21	1	5	(30)	0	0
Footnotes To AOCI Gain Loss Tables
Gain Loss Reclassified Into Earnings Discontinuance Of Cash Flow Hedge Net	(1)	0	(1)
Cash Flow Hedge Gain Loss In Accumulated Other Comprehensive Income Loss Abstract
Balance at January 1, 2008		(263)	(232)
Reclassification to earnings			76
Change in fair value			(107)
Balance at December 31, 2008			(263)
IPL Regulatory Activity Narrative
Change In Regulatory Asset Resulting From Change In Derivative Fair Value	3	0
Change In Regulatory Liability Resulting From Change In Derivative Fair Value	1	(4)
Credit Risk-Related Contingent Features [Line Items]
Net liability position, derivative transactions																																																																																	12
Collateral posted for cross currency swap derivative transactions																																																																																	$ 25

Investments In and Advances To Affiliates (Details) (USD $)	3 Months Ended								12 Months Ended									12 Months Ended					12 Months Ended																	12 Months Ended						12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Solar Energy Affiliate [Member]	Dec. 31, 2009 Solar Energy Affiliate [Member]	Dec. 31, 2010 Solar Power Affiliate [Member]	Dec. 31, 2009 Solar Power Affiliate [Member]	Dec. 31, 2010 Barry Affiliate [Member]	Dec. 31, 2009 Barry Affiliate [Member]	Dec. 31, 2010 CEMIG [Member]	Dec. 31, 2002 CEMIG [Member]	Dec. 31, 2009 CEMIG [Member]	Dec. 31, 2010 Chigen Affiliate [Member]	Dec. 31, 2009 Chigen Affiliate [Member]	Dec. 31, 2010 China Wind Affiliate [Member]	Dec. 31, 2009 China Wind Affiliate [Member]	Dec. 31, 2010 Elsta Affiliate [Member]	Dec. 31, 2009 Elsta Affiliate [Member]	Dec. 31, 2010 Guacolda Affiliate [Member]	Dec. 31, 2009 Guacolda Affiliate [Member]	Dec. 31, 2010 Ictas Energy Group Affiliate [Member]	Dec. 31, 2009 Ictas Energy Group Affiliate [Member]	Dec. 31, 2010 Innovent Affiliate [Member]	Dec. 31, 2009 Innovent Affiliate [Member]	Dec. 31, 2010 JHRH Affiliate [Member]	Dec. 31, 2009 JHRH Affiliate [Member]	Dec. 31, 2010 OPGC Affiliate [Member]	Dec. 31, 2009 OPGC Affiliate [Member]	Dec. 31, 2010 Trinidad Generation Unlimited Affiliate [Member] mw	Dec. 31, 2009 Trinidad Generation Unlimited Affiliate [Member]	Dec. 31, 2008 Trinidad Generation Unlimited Affiliate [Member]	Dec. 31, 2010 SEB [Member]	Dec. 31, 2009 SEB [Member]	Dec. 31, 2010 Other Affiliates [Member]	Dec. 31, 2009 Other Affiliates [Member]	Dec. 31, 2010 Cartagena Affiliate [Member] mw	Dec. 31, 2009 Cartagena Affiliate [Member]	Dec. 31, 2010 Minority Owned Affiliates [Member]	Dec. 31, 2009 Minority Owned Affiliates [Member]	Dec. 31, 2008 Minority Owned Affiliates [Member]	Dec. 31, 2010 Majority Owned Affiliates [Member]	Dec. 31, 2009 Majority Owned Affiliates [Member]	Dec. 31, 2008 Majority Owned Affiliates [Member]
Investments In And Advances To Affiliates General Disclosure Abstract
Investments in and advances to affiliates	$ 1,320,000,000				$ 1,157,000,000				$ 1,320,000,000	$ 1,157,000,000	$ 901,000,000	$ 256,000,000	$ 224,000,000	$ 8,000,000	$ 0	$ 0	$ 0	$ 22,000,000		$ 0	$ 146,000,000	$ 182,000,000	$ 69,000,000	$ 52,000,000	$ 202,000,000	$ 204,000,000	$ 149,000,000	$ 131,000,000	$ 151,000,000	$ 104,000,000	$ 31,000,000	$ 30,000,000	$ 39,000,000	$ 0	$ 224,000,000	$ 208,000,000	$ 20,000,000	$ 16,000,000				$ 3,000,000	$ 6,000,000		$ 0
Effective Ownership %												50.00%	50.00%	50.00%	0.00%	100.00%	100.00%	72.00%		10.00%	25.00%	27.00%	49.00%	49.00%	50.00%	50.00%	35.00%	35.00%	51.00%	51.00%	40.00%	40.00%	35.00%	0.00%	49.00%	49.00%	10.00%	10.00%	60.00%			0.00%	0.00%	71.00%	71.00%
Generation Capacity (MW)																																					720							1,199
Investment In Affiliate Initial Investment																																												29,000,000
Total Cumulative Investment In Joint Venture												312,000,000		11,000,000									62,000,000
Long Term Liabilities Associated With Debt Agreement Resulting In Loss Of Control																53,000,000	54,000,000
Voting Interest In Affiliate Transferred Percent																		14.80%
Release Of Affiliate Loan Amount																																								1,400,000,000
Payment Received From Counterparty Settlement Amount																																								25,000,000
Equity Method Investment Other Than Temporary Impairment																			155,000,000
Valuation Allowance Deferred Tax Asset Change In Amount									336,000,000	261,000,000									587,000,000
Net Liability Reversed Under Settlement Agreement Amount																																									484,000,000
Gain Recognized On Consummation Of Share Purchase Agreement																																								115,000,000
Net Tax Expense Not Recorded As Equity Earnings Amount																																								70,000,000
Total Potential Investment In Joint Venture												500,000,000		100,000,000
Investment In Joint Venture																							12,000,000
Ownership Percentage Held By Third Party Investor																																							40.00%
Investment In Affiliate Total Potential Ownership Percentage																																	49.00%
Investment In Affiliate Incremental Potential Ownership Percentage																																	14.00%
Investments In And Advances To Affiliates Financial Information Disclosure Abstract
Revenues																																														1,341,000,000	1,229,000,000	1,180,000,000	20,000,000	158,000,000	170,000,000
Gross margin	1,043,000,000	982,000,000	1,002,000,000	961,000,000	822,000,000	961,000,000	790,000,000	833,000,000	3,988,000,000	3,406,000,000	3,417,000,000																																			207,000,000	240,000,000	274,000,000	18,000,000	71,000,000	61,000,000
Net income (loss)	(169,000,000)	397,000,000	429,000,000	402,000,000	283,000,000	440,000,000	530,000,000	502,000,000	1,059,000,000	1,755,000,000	2,032,000,000																																			100,000,000	110,000,000	83,000,000	7,000,000	(5,000,000)	(4,000,000)
Current assets	9,446,000,000				8,787,000,000				9,446,000,000	8,787,000,000																																				948,000,000	882,000,000		114,000,000	142,000,000
Noncurrent assets																																														4,131,000,000	3,543,000,000		646,000,000	1,140,000,000
Current liabilities	8,065,000,000				6,621,000,000				8,065,000,000	6,621,000,000																																				687,000,000	528,000,000		144,000,000	153,000,000
Noncurrent Liabilities	21,973,000,000				23,974,000,000				21,973,000,000	23,974,000,000																																				1,597,000,000	1,406,000,000		242,000,000	1,055,000,000
Noncontrolling interests	3,940,000,000				4,205,000,000				3,940,000,000	4,205,000,000																																				(206,000,000)	(191,000,000)		125,000,000	(24,000,000)
Stockholder's equity	6,473,000,000				4,675,000,000				6,473,000,000	4,675,000,000																																				3,001,000,000	2,682,000,000		249,000,000	98,000,000
Undistributed Earnings Of Minority Owned Affiliates Included In Retained Earnings	168,000,000								168,000,000
Distributions Received From Minority Owned Affiliates									$ 49,000,000	$ 35,000,000	$ 50,000,000

Goodwill and Other Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Goodwill Roll Forward
Goodwill	$ 1,493	$ 1,493
Accumulated impairment losses	(194)	(72)
Net balance	1,299	1,421
Impairment losses	21	122	0
Goodwill associated with the sale of a business		(2)
Foreign currency translation and other	(7)	2
Goodwill	1,486	1,493	1,493
Accumulated impairment losses	(215)	(194)	(72)
Net balance	1,271	1,299	1,421
Finite Lived Intangible Assets [Line Items]
Gross Balance	604	408
Accumulated Amortization	157	140
Net Balance	447	268
Asset Impairment Charges	391	20	175
Finite Lived Intangible Assets Future Amortization Expense Abstract
Estimated Amortization Expense 2011	22
Estimated Amortization Expense 2012	21
Estimated Amortization Expense 2013	19
Estimated Amortization Expense 2014	18
Estimated Amortization Expense 2015	18
Indefinite Lived Intangible Assets By Major Class [Line Items]
Gross Balance	64	65
Intangible Assets Other Disclosures Abstract
Gross Balance	668	473
Net Balance	511	333
Total intangible assets acquired	227	9
Intangible Assets Reclassified From Other Assets		42
Intangible asset amortization expense	14	17	11
Latin America Generation [Member]
Goodwill Roll Forward
Goodwill	926	926
Accumulated impairment losses	(24)	(24)
Net balance	902	902
Impairment losses	0	0
Goodwill associated with the sale of a business		0
Foreign currency translation and other	0	0
Goodwill	926	926
Accumulated impairment losses	(24)	(24)
Net balance	902	902
Latin America Utilities [Member]
Goodwill Roll Forward
Goodwill	140	140
Accumulated impairment losses	(7)	(7)
Net balance	133	133
Impairment losses	0	0
Goodwill associated with the sale of a business		0
Foreign currency translation and other	0	0
Goodwill	140	140
Accumulated impairment losses	(7)	(7)
Net balance	133	133
North America Generation [Member]
Goodwill Roll Forward
Goodwill	111	121
Accumulated impairment losses	(20)	(20)
Net balance	91	101
Impairment losses	(18)	0
Goodwill associated with the sale of a business		0
Foreign currency translation and other	(10)	(10)
Goodwill	101	111
Accumulated impairment losses	(38)	(20)
Net balance	63	91
Europe Generation [Member]
Goodwill Roll Forward
Goodwill	137	127
Accumulated impairment losses	(137)	(19)
Net balance	0	108
Impairment losses	0	(118)
Goodwill associated with the sale of a business		0
Foreign currency translation and other	0	10
Goodwill	137	137
Accumulated impairment losses	(137)	(137)
Net balance	0	0
Asia Generation [Member]
Goodwill Roll Forward
Goodwill	78	78
Accumulated impairment losses	0	0
Net balance	78	78
Impairment losses	0	0
Goodwill associated with the sale of a business		(2)
Foreign currency translation and other	3	2
Goodwill	81	78
Accumulated impairment losses	0	0
Net balance	81	78
Corporate Other And Other Eliminations [Member]
Goodwill Roll Forward
Goodwill	101	101
Accumulated impairment losses	(6)	(2)
Net balance	95	99
Impairment losses	(3)	(4)
Goodwill associated with the sale of a business		0
Foreign currency translation and other	0	0
Goodwill	101	101
Accumulated impairment losses	(9)	(6)
Net balance	92	95
Deepwater Subsidiary [Member]
Goodwill Roll Forward
Impairment losses	18
Carrying Amount	18
Kilroot Subsidiary [Member]
Goodwill Roll Forward
Impairment losses		118
Ukraine Subsidiaries [Member]
Goodwill Roll Forward
Impairment losses		4
Other Subsidiary [Member]
Goodwill Roll Forward
Impairment losses	3
Project Development Rights [Member}
Acquired Finite Lived Intangible Assets [Line Items]
Amount	141
Project Development Rights [Member}
Finite Lived Intangible Assets [Line Items]
Gross Balance	141	0
Accumulated Amortization	0	0
Net Balance	141	0
Sales Concessions [Member]
Finite Lived Intangible Assets [Line Items]
Gross Balance	162	167
Accumulated Amortization	(88)	(84)
Net Balance	74	83
Finite Lived Intangible Assets Future Amortization Expense Abstract
Estimated Amortization Expense 2011	6
Estimated Amortization Expense 2012	6
Estimated Amortization Expense 2013	6
Estimated Amortization Expense 2014	6
Estimated Amortization Expense 2015	6
Contractual Payment Rights [Member]
Acquired Finite Lived Intangible Assets [Line Items]
Amount	65
Weighted Average Amortization Period	10
Contractual Payment Rights [Member]
Finite Lived Intangible Assets [Line Items]
Gross Balance	65	0
Accumulated Amortization	(4)	0
Net Balance	61	0
Finite Lived Intangible Assets Future Amortization Expense Abstract
Estimated Amortization Expense 2011	9
Estimated Amortization Expense 2012	9
Estimated Amortization Expense 2013	9
Estimated Amortization Expense 2014	9
Estimated Amortization Expense 2015	9
Land Use Rights [Member]
Finite Lived Intangible Assets [Line Items]
Gross Balance	50	48
Accumulated Amortization	(2)	(1)
Net Balance	48	47
Land Use Rights [Member]
Indefinite Lived Intangible Assets By Major Class [Line Items]
Gross Balance	51	50
Acquired Indefinite Lived Intangible Assets [Line Items]
Amount	7	4
Management Rights [Member]
Finite Lived Intangible Assets [Line Items]
Gross Balance	66	64
Accumulated Amortization	(30)	(27)
Net Balance	36	37
Emission Allowances [Member]
Acquired Finite Lived Intangible Assets [Line Items]
Amount	14	4
Emission Allowances [Member]
Finite Lived Intangible Assets [Line Items]
Gross Balance	26	11
Accumulated Amortization	0	0
Net Balance	26	11
Emission Allowances [Member]
Indefinite Lived Intangible Assets By Major Class [Line Items]
Gross Balance	8	15
Other Intangible Assets [Member]
Acquired Finite Lived Intangible Assets [Line Items]
Amount		1
Weighted Average Amortization Period		35
Other Intangible Assets [Member]
Finite Lived Intangible Assets [Line Items]
Gross Balance	94	118
Accumulated Amortization	(33)	(28)
Net Balance	61	90
Finite Lived Intangible Assets Future Amortization Expense Abstract
Estimated Amortization Expense 2011	7
Estimated Amortization Expense 2012	6
Estimated Amortization Expense 2013	4
Estimated Amortization Expense 2014	3
Estimated Amortization Expense 2015	3
Other Intangible Assets [Member]
Indefinite Lived Intangible Assets By Major Class [Line Items]
Gross Balance	$ 5	$ 0

Regulatory Assets and Liabilities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010 integer	Dec. 31, 2009
Regulatory Assets [Line Items]
Total Current Regulatory Assets	$ 212	$ 395
Total Non Current Regulatory Assets	470	450
Total Regulatory Assets	682	845
Other noncurrent regulatory assets that did not earn a rate of return	95	90
Number of installments through which the Brazil tariff recoveries are made	24
Regulatory Liabilities [Line Items]
Total Current Regulatory Liabilities	286	296
Total Non Current Regulatory Liabilities	1,137	982
Total Regulatory Liabilities	1,423	1,278
Brazil Tariff Recoveries Energy Purchases [Member]
Regulatory Assets [Line Items]
Total Current Regulatory Assets	62	144
Total Non Current Regulatory Assets	18	22
Brazil Tariff Recoveries Energy Purchases [Member]
Regulatory Liabilities [Line Items]
Total Current Regulatory Liabilities	118	61
Total Non Current Regulatory Liabilities	69	42
Brazil Tariff Recoveries Transmission Costs Regulatory Fees And Other [Member]
Regulatory Assets [Line Items]
Total Current Regulatory Assets	82	120
Total Non Current Regulatory Assets	32	30
Brazil Tariff Recoveries Transmission Costs Regulatory Fees And Other [Member]
Regulatory Liabilities [Line Items]
Total Current Regulatory Liabilities	71	67
Total Non Current Regulatory Liabilities	57	35
El Salvador Tariff Recoveries [Member]
Regulatory Assets [Line Items]
Total Current Regulatory Assets	67	125
Defined Benefit Pension Obligations at IPL
Regulatory Assets [Line Items]
Total Non Current Regulatory Assets	235	217
Income Taxes Recoverable From Customers [Member]
Regulatory Assets [Line Items]
Total Non Current Regulatory Assets	66	70
Other Regulatory Assets [Member]
Regulatory Assets [Line Items]
Total Current Regulatory Assets	1	6
Total Non Current Regulatory Assets	119	111
Latin America Regulatory Asset [Member]
Regulatory Assets [Line Items]
Total Regulatory Assets	265	445
North America Regulatory Asset [Member]
Regulatory Assets [Line Items]
Total Regulatory Assets	417	400
Efficiency Program Costs [Member]
Regulatory Liabilities [Line Items]
Total Current Regulatory Liabilities	58	133
Total Non Current Regulatory Liabilities	54	4
Asset Retirement Obligation Costs Member
Regulatory Liabilities [Line Items]
Total Non Current Regulatory Liabilities	509	482
Brazil Special Obligations [Member]
Regulatory Liabilities [Line Items]
Total Non Current Regulatory Liabilities	435	402
Other Regulatory Liabilities [Member]
Regulatory Liabilities [Line Items]
Total Current Regulatory Liabilities	39	35
Total Non Current Regulatory Liabilities	13	17
Latin America Regulatory Liability [Member]
Regulatory Liabilities [Line Items]
Total Regulatory Liabilities	897	772
North America Regulatory Liability [Member]
Regulatory Liabilities [Line Items]
Total Regulatory Liabilities	$ 526	$ 506

Debt (Details) (USD $)	12 Months Ended
	Dec. 31, 2010 years integer	Dec. 31, 2009	Dec. 31, 2008
Debt Details [Line Items]
Non-recourse debt - current	$ 2,567,000,000	$ 1,707,000,000
Non-recourse debt - noncurrent	12,372,000,000	12,121,000,000
Non-recourse debt	14,939,000,000	13,828,000,000
Recourse debt - current	463,000,000	214,000,000
Recourse debt - noncurrent	4,149,000,000	5,301,000,000
Recourse debt	4,612,000,000	5,515,000,000
Non Recourse Debt Other Disclosures [Abstract]
Aggregate notional principal of interest rate swaps and interest rate option agreements	4,300,000,000
Range of interest rates on non-recourse debt fixed by interest rate swaps (minimum)	0.71%
Range of interest rates on non-recourse debt fixed by interest rate swaps (maximum)	6.98%
Range of interest rates on non-recourse debt fixed by interest rate options (minimum)	4.03%
Range of interest rates on non-recourse debt fixed by interest rate options (maximum)	7.00%
Range of expiration dates for interest rate swaps and options on non-recourse debt	The agreements expire at various dates from 2016 through 2027.
Debt excluded from non-recourse debt and included in current and long-term liabilities of held for sale and discontinued businesses	182,000,000	902,000,000
Committed but unused credit facilities available to fund construction and other related costs and AES subsidiaries with facilities under construction	432,000,000
Available but unused committed revolving credit lines to support working capital, debt service reserves and other business needs (excluding construction)	664,000,000
Weighted average interest rate on borrowings under revolving credit lines	3.24%
Non Recourse Debt Covenants Restrictions And Defaults [Abstract]
Restricted cash and debt service reserves	693,000,000	548,000,000
Restricted net assets of subsidiaries	4,600,000,000
Nonrecourse Debt Default [Line Items]
Default	1,408,000,000
Extinguishment Of Debt [Line Items]
Pre-tax loss on redemption	(34,000,000)	6,000,000	(56,000,000)
Revolver Amendment Abstract
Current Borrowing Capacity	800,000,000
Maximum Borrowing Capacity	1,400,000,000
Interest Rate Margin Percent Above LIBOR	3.00%
Line Of Credit Facility Commitment Fee Percent	0.63%
First Lien Debt Cap Amount	3,000,000,000
Recourse Debt Covenants And Guarantees Abstract
Debt Instrument Restrictive Covenants	Recourse Debt Covenants and Guarantees Certain of the Company’s obligations under the senior secured credit facility are guaranteed by its direct subsidiaries through which the Company owns its interests in the AES Shady Point, AES Hawaii, AES Warrior Run and AES Eastern Energy businesses. The Company’s obligations under the senior secured credit facility are, subject to certain exceptions, secured by: (i) all of the capital stock of domestic subsidiaries owned directly by the Company and 65% of the capital stock of certain foreign subsidiaries owned directly or indirectly by the Company; and (ii) certain intercompany receivables, certain intercompany notes and certain intercompany tax sharing agreements. The senior secured credit facility is subject to mandatory prepayment under certain circumstances, including the sale of a guarantor subsidiary. In such a situation, the net cash proceeds from the sale of a Guarantor or any of its subsidiaries must be applied pro rata to repay the term loan using 60% of net cash proceeds, reduced to 50% when and if the parent’s recourse debt to cash flow ratio is less than 5:1. The lenders have the option to waive their pro rata redemption. The senior secured credit facility contains customary covenants and restrictions on the Company’s ability to engage in certain activities, including, but not limited to, limitations on other indebtedness, liens, investments and guarantees; limitations on restricted payments such as shareholder dividends and equity repurchases; restrictions on mergers and acquisitions, sales of assets, leases, transactions with affiliates and off-balance sheet or derivative arrangements; and other financial reporting requirements. The senior secured credit facility also contains financial covenants requiring the Company to maintain certain financial ratios including a cash flow to interest coverage ratio, calculated quarterly, which provides that a minimum ratio of the Company’s adjusted operating cash flow to the Company’s interest charges related to recourse debt of 1.3× must be maintained at all times and a recourse debt to cash flow ratio, calculated quarterly, which provides that the ratio of the Company’s total recourse debt to the Company’s adjusted operating cash flow must not exceed a maximum at any time of calculation, or 7.5× at December 31, 2010. The terms of the Company’s senior unsecured notes and senior secured credit facility contain certain covenants including, without limitation, limitation on the Company’s ability to incur liens or enter into sale and leaseback transactions.
Term Convertible Trust Securities Abstract
Original Issue Number Of TECONS	10,350,000
TECONS Par Per Share	$ 3.375
Current Redemption Value Of TECONS	$ 50
Proceeds From Issuance Of TECONS	517,000,000
Junior Subordinated Debentures Purchased With Proceeds From Issuance Of TECONS	517,000,000
TECONS Common Stock Conversion Ratio	1.4216
TECONS Common Stock Conversion Price Per Share	$ 35.17
Dividend Rate Of TECONS	6.75%
Number Of Quarters That TECONS Dividends May Be Deferred If Elected	20
Carrying Reported Amount Debt Disclosure [Member]
Debt Details [Line Items]
Non-recourse debt	14,939,000,000	13,828,000,000
Recourse debt	4,612,000,000	5,515,000,000
Total debt	19,551,000,000	19,343,000,000
Estimate Of Fair Value Debt Disclosure [Member]
Debt Details [Line Items]
Non-recourse debt	15,269,000,000	14,175,000,000
Recourse debt	4,868,000,000	5,603,000,000
Total debt	20,137,000,000	19,778,000,000
Bank Loans [Member] | Variable Rate Debt [Member]
Debt Details [Line Items]
Non-recourse debt	3,836,000,000	3,109,000,000
Interest Rate	2.39%
Maturity (range start)	2011
Maturity (range end)	2027
Bank Loans [Member] | Fixed Rate Debt [Member]
Debt Details [Line Items]
Non-recourse debt	424,000,000	446,000,000
Interest Rate	8.44%
Maturity (range start)	2011
Maturity (range end)	2023
Notes and Bonds [Member] | Variable Rate Debt [Member]
Debt Details [Line Items]
Non-recourse debt	2,982,000,000	1,922,000,000
Interest Rate	12.14%
Maturity (range start)	2011
Maturity (range end)	2020
Notes and Bonds [Member] | Fixed Rate Debt [Member]
Debt Details [Line Items]
Non-recourse debt	4,830,000,000	5,265,000,000
Interest Rate	7.28%
Maturity (range start)	2011
Maturity (range end)	2037
Multilateral Debt [Member] | Variable Rate Debt [Member]
Debt Details [Line Items]
Non-recourse debt	1,848,000,000	1,679,000,000
Interest Rate	2.95%
Maturity (range start)	2011
Maturity (range end)	2027
Multilateral Debt [Member] | Fixed Rate Debt [Member]
Debt Details [Line Items]
Non-recourse debt	467,000,000	406,000,000
Interest Rate	6.41%
Maturity (range start)	2011
Maturity (range end)	2027
Other Nonrecourse Debt [Member] | Variable Rate Debt [Member]
Debt Details [Line Items]
Non-recourse debt	365,000,000	922,000,000
Interest Rate	4.13%
Maturity (range start)	2011
Maturity (range end)	2038
Other Nonrecourse Debt [Member] | Fixed Rate Debt [Member]
Debt Details [Line Items]
Non-recourse debt	187,000,000	79,000,000
Interest Rate	6.31%
Maturity (range start)	2011
Maturity (range end)	2039
Senior Unsecured Note 9375 Due 2010 [Member]
Debt Details [Line Items]
Recourse debt	0	214,000,000
Interest Rate	9.38%
Senior Secured Term Loan LIBOR Plus 175 Due 2011 [Member]
Debt Details [Line Items]
Recourse debt	200,000,000	200,000,000
Interest Rate - Percent Over LIBOR	1.75%
Senior Unsecured Note 8875 Due 2011 [Member]
Debt Details [Line Items]
Recourse debt	129,000,000	129,000,000
Interest Rate	8.88%
Senior Unsecured Note 8375 Due 2011 [Member]
Debt Details [Line Items]
Recourse debt	134,000,000	139,000,000
Interest Rate	8.38%
Second Priority Senior Secured Note 875 Due 2013 [Member]
Debt Details [Line Items]
Recourse debt	0	690,000,000
Interest Rate	8.75%
Second Priority Senior Secured Note 875 Due 2013 [Member]
Extinguishment Of Debt [Line Items]
Principal redeemed	690,000,000
Redemption price as a percent of principal	101.46%
Pre-tax loss on redemption	15,000,000
Senior Unsecured Note 775 Due 2014 [Member]
Debt Details [Line Items]
Recourse debt	500,000,000	500,000,000
Interest Rate	7.75%
Senior Unsecured Note 775 Due 2015 [Member]
Debt Details [Line Items]
Recourse debt	500,000,000	500,000,000
Interest Rate	7.75%
Senior Unsecured Note 975 Due 2016 [Member]
Debt Details [Line Items]
Recourse debt	535,000,000	535,000,000
Interest Rate	9.75%
Senior Unsecured Note 800 Due 2017 [Member]
Debt Details [Line Items]
Recourse debt	1,500,000,000	1,500,000,000
Interest Rate	8.00%
Senior Unsecured Note 800 Due 2020 [Member]
Debt Details [Line Items]
Recourse debt	625,000,000	625,000,000
Interest Rate	8.00%
Term Convertible Trust Securities 675 Due 2029 [Member]
Debt Details [Line Items]
Recourse debt	517,000,000	517,000,000
Interest Rate	6.75%
Unamortized Discounts [Member]
Debt Details [Line Items]
Recourse debt	(28,000,000)	(34,000,000)
Debt Maturity Year One [Member]
Debt Details [Line Items]
Non-recourse debt	2,567,000,000
Recourse debt	463,000,000
Debt Maturity Year Two [Member]
Debt Details [Line Items]
Non-recourse debt	646,000,000
Recourse debt	0
Debt Maturity Year Three [Member]
Debt Details [Line Items]
Non-recourse debt	941,000,000
Recourse debt	0
Debt Maturity Year Four [Member]
Debt Details [Line Items]
Non-recourse debt	1,826,000,000
Recourse debt	497,000,000
Debt Maturity Year Five [Member]
Debt Details [Line Items]
Non-recourse debt	1,124,000,000
Recourse debt	500,000,000
Debt Maturity Thereafter [Member]
Debt Details [Line Items]
Non-recourse debt	7,835,000,000
Recourse debt	3,152,000,000
Covenant Violation [Member] | Sonel [Member]
Nonrecourse Debt Default [Line Items]
Default	390,000,000
Covenant Violation [Member] | Kelanitissa [Member]
Nonrecourse Debt Default [Line Items]
Default	28,000,000
Covenant Violation [Member] | Maritza [Member]
Nonrecourse Debt Default [Line Items]
Default	986,000,000
Payment Default [Member] | Aixi [Member]
Nonrecourse Debt Default [Line Items]
Default	4,000,000
Sonel [Member]
Nonrecourse Debt Default [Line Items]
Net Assets	357,000,000
Kelanitissa [Member]
Nonrecourse Debt Default [Line Items]
Net Assets	31,000,000
Aixi [Member]
Nonrecourse Debt Default [Line Items]
Net Assets	(8,000,000)
Maritza [Member]
Nonrecourse Debt Default [Line Items]
Net Assets	$ 262,000,000

Commitments (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Leases Operating Abstract
Rental Expense Under Operating Lease Commitments	$ 58,000,000	$ 62,000,000	$ 73,000,000
Operating Leases Future Minimum Payments Due Abstract
Future Minimum Lease Payments Under Operating Lease 2011	56,000,000
Future Minimum Lease Payments Under Operating Lease 2012	55,000,000
Future Minimum Lease Payments Under Operating Lease 2013	56,000,000
Future Minimum Lease Payments Under Operating Lease 2014	54,000,000
Future Minimum Lease Payments Under Operating Lease 2015	50,000,000
Future Minimum Lease Payments Under Operating Lease Thereafter	647,000,000
Future Minimum Lease Payments Under Operating Lease Total	918,000,000
Leases Capital Abstract
Gross Value Of Leased Assets	98,000,000	106,000,000
Capital Leases Future Minimum Payments Due [Abstract]
Future Minimum Lease Payments Under Capital Leases 2011	17,000,000
Future Minimum Lease Payments Under Capital Leases 2012	14,000,000
Future Minimum Lease Payments Under Capital Leases 2013	12,000,000
Future Minimum Lease Payments Under Capital Leases 2014	11,000,000
Future Minimum Lease Payments Under Capital Leases 2015	10,000,000
Future Minimum Lease Payments Under Capital Leases Thereafter	142,000,000
Future Minimum Lease Payments Under Capital Leases Total	206,000,000
Future Minimum Lease Payments Under Capital Leases Less Imputed	127,000,000
Present Value Of Total Minimum Lease Payments	79,000,000
Long-term Purchase Commitment [Line Items]
Purchases Under Long Term Contracts	2,400,000,000	2,100,000,000	1,500,000,000
Electricity Purchase Contracts [Member]
Long-term Purchase Commitment [Line Items]
Future Commitments 2011	3,055,000,000
Future Commitments 2012	3,273,000,000
Future Commitments 2013	2,845,000,000
Future Commitments 2014	2,569,000,000
Future Commitments 2015	2,642,000,000
Future Commitments Thereafter	37,776,000,000
Future Commitments Total	52,160,000,000
Fuel Purchase Contracts [Member]
Long-term Purchase Commitment [Line Items]
Purchases Under Long Term Contracts	1,800,000,000	1,300,000,000	1,100,000,000
Future Commitments 2011	1,530,000,000
Future Commitments 2012	1,144,000,000
Future Commitments 2013	733,000,000
Future Commitments 2014	552,000,000
Future Commitments 2015	454,000,000
Future Commitments Thereafter	4,391,000,000
Future Commitments Total	8,804,000,000
Other Purchase Contracts [Member]
Long-term Purchase Commitment [Line Items]
Purchases Under Long Term Contracts	1,700,000,000	2,800,000,000	1,900,000,000
Future Commitments 2011	1,628,000,000
Future Commitments 2012	1,357,000,000
Future Commitments 2013	1,246,000,000
Future Commitments 2014	1,540,000,000
Future Commitments 2015	1,212,000,000
Future Commitments Thereafter	14,057,000,000
Future Commitments Total	$ 21,040,000,000

Contingencies (Details)	12 Months Ended		12 Months Ended														6 Months Ended		12 Months Ended
	Dec. 31, 2010 USD ( $) years integer	Dec. 31, 2009 USD ( $)	Dec. 31, 2010 Guarantees USD ( $) integer	Dec. 31, 2010 Letters of credit under secured credit facility USD ( $) integer	Dec. 31, 2010 Eletropaulo Member USD ( $)	Dec. 31, 2010 Eletropaulo Member BRL	Dec. 31, 2010 Placerita Member USD ( $)	Dec. 31, 2010 CESCO Member USD ( $)	Dec. 31, 2010 Florestal And Sul Member USD ( $)	Dec. 31, 2010 Florestal And Sul Member BRL	Dec. 31, 2010 Itabo Member USD ( $)	Dec. 31, 2010 Nurenergoservice Member USD ( $)	Dec. 31, 2010 Nurenergoservice Member KZT	Dec. 31, 2010 UKT Member USD ( $)	Dec. 31, 2010 UKT Member KZT	Dec. 31, 2010 Parent Company USD ( $)	Jun. 30, 2009 Cartagena Affiliate [Member] USD ( $)	Jun. 30, 2009 Cartagena Affiliate [Member] EUR ( €)	Dec. 31, 2008 Cartagena Affiliate [Member] USD ( $)	Dec. 31, 2008 Cartagena Affiliate [Member] EUR ( €)	Dec. 31, 2007 Cartagena Affiliate [Member] USD ( $)	Dec. 31, 2007 Cartagena Affiliate [Member] EUR ( €)	Dec. 31, 2010 Cartagena Affiliate [Member] USD ( $)	Dec. 31, 2010 Cartagena Affiliate [Member] EUR ( €)	Dec. 31, 2010 Sul Member USD ( $)	Dec. 31, 2010 Sul Member BRL	Dec. 31, 2010 UKHPP Member USD ( $)	Dec. 31, 2010 UKHPP Member KZT	Dec. 31, 2010 Maritza [Member] USD ( $)	Dec. 31, 2010 Maritza [Member] EUR ( €)	Dec. 31, 2010 Gener Essa [Member] USD ( $)
Environmental Contingencies Disclosure Abstract
Liability recorded for projected environmental remediation costs	$ 21,000,000
Number Of Countries In Which Entity Operates	28
Guarantees Letters Of Credit Abstract
The range of expiration dates of guarantees made by the Parent Company	The expiration dates of these guarantees vary from less than one year to more than 16 years.
Obligations made by the Parent Company associated with non-recourse debt	101,000,000
Contingent Contractual Obligations [Line Items]
Amount	500,000,000		415,000,000	85,000,000
Number of Agreements	54		24	30
Maximum Exposure Range for Each Agreement			< $1 - $62	< $1 - $26
Letter of credit fee range (minimum)	3.19%
Letter of credit fee range (maximum)	3.75%
Litigation Contingency Disclosure Abstract
Aggregate reserves for claims deemed both probable and reasonably estimable	448,000,000	480,000,000
Litigation Details [Line Items]
Litigation Collection Suit Alleged Amount					659,000,000	1,100,000,000
Litigation Refund Liability Amount							588,000
Litigation Settlement Amount							6,000,000																								72,000,000
Litigation Settlement Receivable Amount							168,119
Litigation Percent Of Buyers Electing To Join Settlement							98.00%
Arbitration Alleged Damages Amount								189,000,000
Litigation Indemnity Payment Amount									4,000,000	6,000,000
Estimated Remediation Cost									9,000,000	14,700,000
Litigation Alleged Damages											15,000,000	120,000,000	18,000,000,000
Litigation Alleged Damages Seized												5,000,000	783,000,000
Litigation Alleged Fines												12,000,000	1,800,000,000	1,000,000	136,000,000												1,000,000	120,000,000
Litigation Disgorge Of Profits																											3,000,000	440,000,000
Litigation Estimated Antimonopoly Liability														3,000,000	514,000,000
Litigation Alleged Damages Minimum																95,000,000
Litigation Alleged Damages Maximum																400,000,000
Litigation Environmental Project Sponsor Amount					599,000	1,000,000
Litigation Environmental Indemnification Amount					6,000,000	10,200,000
Litigation Pollution Liability Amount					401,000,000	670,000,000
Litigation Notified Invoice Amount																							27,000,000	20,000,000
Litigation Invoiced Amount																	7,000,000	5,400,000	26,000,000	19,907,248	694,000	523,548
Litigation Allowances Paid To Date																							27,000,000	20,000,000
Litigation Tax Litigation Estimated Potential Prospective Losses																									6,000,000	9,600,000
Litigation Tax Litigation Estimated Potential Retrospective Liability																									718,000,000	1,200,000,000
Amount Demanded Under Performance Bond																													205,000,000	155,000,000
Increase To Contract Price Demanded																													$ 82,000,000	€ 62,000,000

Benefit Plans (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension Plans Details Abstract
Defined Contribution Plan Contributions		$ 22	$ 22	$ 21
Definted Benefit Plan General Disclosures Abstract
Number Of Defined Benefit Plans		28
Effect of pension measurement date change				1
Defined Benefit Plan Amounts Recognized In Balance Sheet Abstract
Accrued benefit liability - long-term		1,512	1,317
Defined Benefit Plan Assumptions Sensitivity To Changes Abstract
Increase of 1% in the discount rate		(34)
Decrease of 1% in the discount rate		43
Increase of 1% in the long-term rate of return on plan assets		(42)
Decrease of 1% in the long-term rate of return on plan assets		42
U.S. [Member]
Defined Benefit Plan Change In Benefit Obligation Roll Forward
Benefit obligation at beginning of year	608	549	528
Service cost		7	6	5
Interest cost		32	32	30
Employee contributions		0	0
Plan amendments		11	0
Plan settlements		0	0
Benefits paid		(30)	(29)
Business combinations		0	0
Actuarial loss (gain)		39	12
Effect of foreign currency exchange rate change		0	0
Benefit obligation as of December 31		608	549	528
Defined Benefit Plan Change In Fair Value Of Plan Assets Roll Forward
Fair value of plan assets at beginning of year	413	368	306
Defined Benefit Plan Actual Return On Plan Assets Abstract
Actual return on plan assets		46	71
Employer contributions		29	20
Employee contributions		0	0
Plan settlements		0	0
Benefits paid		(30)	(29)
Effect of foreign currency exchange rate change		0	0
Fair value of plan assets as of December 31		413	368	306
Defined Benefit Plan Funded Status Of Plan Abstract
Funded status as of December 31		(195)	(181)
Defined Benefit Plan Amounts Recognized In Balance Sheet Abstract
Noncurrent assets		0	0
Accrued benefit liability - current		0	0
Accrued benefit liability - long-term		195	181
Net amount recognized at end of year		(195)	(181)
Accumulated Benefit Obligation Disclosure Abstract
Accumulated Benefit Obligation		592	535
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Abstract
Projected benefit obligation		608	549
Accumulated benefit obligation		592	535
Fair value of plan assets		413	368
Defined Benefit Plan Plans With Benefit Obligations In Excess Of Plan Assets Abstract
Projected benefit obligation		608	549
Fair value of plan assets		413	368
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Benefit Obligation Abstract
Discount rates		5.38%	5.92%
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Net Periodic Benefit Cost Abstract
Discount rate		5.92%	6.26%
Expected long-term rate of return on plan assets		8.00%	8.00%
Defined Benefit Plan Net Periodic Benefit Cost Abstract
Service cost		7	6	5
Interest cost		32	32	30
Expected return on plan assets		(30)	(24)	(31)
Amortization of initial net asset		0	0	0
Amortization of prior service cost		3	4	3
Amortization of net loss	0	12	16	1
Settlement gain recognized		0	0	1
Total pension cost		24	34	9
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax Abstract
Prior service cost		0
Unrecognized net actuarial loss		0
Total		0
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Abstract
Initial net transition asset		0	0	0
Prior service cost	0
Unrecognized net actuarial gain (loss)	0	(12)	(16)	(1)
Total	0
Equity Securities Abstract
Defined Benefit Plan Target Allocation Percentage Of Assets Equity Securities		50.00%
Debt Securities Abstract
Defined Benefit Plan Target Allocation Percentage Of Assets Debt Securities		40.00%
Real Estate Abstract
Defined Benefit Plan Target Allocation Percentage Of Assets Real Estate		0.00%
Other Abstract
Defined Benefit Plan Target Allocation Percentage Of Assets Other		10.00%
Defined Benefit Plan Weighted Average Asset Allocations Abstract
Equity securities		53.51%	57.06%
Debt securities		25.91%	34.24%
Real estate		0.00%	0.00%
Other		20.58%	8.70%
Total pension assets		100.00%	100.00%
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		413	368	306
Defined Benefit Plan Estimated Future Benefit Payments Abstract
Expected employer contribution in 2011		36
2011		31
2012		32
2013		33
2014		35
2015		36
2016 - 2020		201
U.S. [Member] | Equity Securities Common Stock [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		182	207
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		182	207
U.S. [Member] | Equity Securities Common Stock [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		146	176
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		146	176
U.S. [Member] | Equity Securities Common Stock [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		36	31
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		36	31
U.S. [Member] | Equity Securities Common Stock [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Equity securities Mutual funds [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		39	3
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		39	3
U.S. [Member] | Equity securities Mutual funds [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		39	3
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		39	3
U.S. [Member] | Equity securities Mutual funds [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Equity securities Mutual funds [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | U.S. Government debt securities [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		32	43
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		32	43
U.S. [Member] | U.S. Government debt securities [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		32	43
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		32	43
U.S. [Member] | U.S. Government debt securities [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | U.S. Government debt securities [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Corporate debt securities [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		62	66
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		62	66
U.S. [Member] | Corporate debt securities [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		62	66
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		62	66
U.S. [Member] | Corporate debt securities [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Corporate debt securities [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Debt securities Mutual funds [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		2	2
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		2	2
U.S. [Member] | Debt securities Mutual funds [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		2	2
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		2	2
U.S. [Member] | Debt securities Mutual funds [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Debt securities Mutual funds [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Other debt securities [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		11	15
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		11	15
U.S. [Member] | Other debt securities [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		11	15
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		11	15
U.S. [Member] | Other debt securities [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Other debt securities [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Cash and cash equivalents [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		69	16
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		69	16
U.S. [Member] | Cash and cash equivalents [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		69	16
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		69	16
U.S. [Member] | Cash and cash equivalents [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Cash and cash equivalents [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Other Investments [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		16	16
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		16	16
U.S. [Member] | Other Investments [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Other Investments [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		16	16
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		16	16
U.S. [Member] | Other Investments [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
U.S. [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		361	321
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		361	321
U.S. [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		52	47
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		52	47
U.S. [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member]
Defined Benefit Plan Change In Benefit Obligation Roll Forward
Benefit obligation at beginning of year	5,995	5,138	3,498
Service cost		17	13	11
Interest cost		511	459	453
Employee contributions		5	19
Plan amendments		0	0
Plan settlements		(2)	0
Benefits paid		(411)	(366)
Business combinations		14	0
Actuarial loss (gain)		474	304
Effect of foreign currency exchange rate change		249	1,211
Benefit obligation as of December 31		5,995	5,138	3,498
Defined Benefit Plan Change In Fair Value Of Plan Assets Roll Forward
Fair value of plan assets at beginning of year	4,734	4,045	2,752
Defined Benefit Plan Actual Return On Plan Assets Abstract
Actual return on plan assets		742	489
Employer contributions		157	188
Employee contributions		5	19
Plan settlements		(2)	0
Benefits paid		(411)	(366)
Effect of foreign currency exchange rate change		198	963
Fair value of plan assets as of December 31		4,734	4,045	2,752
Defined Benefit Plan Funded Status Of Plan Abstract
Funded status as of December 31		(1,261)	(1,093)
Defined Benefit Plan Amounts Recognized In Balance Sheet Abstract
Noncurrent assets		34	32
Accrued benefit liability - current		5	4
Accrued benefit liability - long-term		1,290	1,121
Net amount recognized at end of year		(1,261)	(1,093)
Accumulated Benefit Obligation Disclosure Abstract
Accumulated Benefit Obligation		5,936	5,098
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Abstract
Projected benefit obligation		5,703	4,887
Accumulated benefit obligation		5,657	4,855
Fair value of plan assets		4,410	3,765
Defined Benefit Plan Plans With Benefit Obligations In Excess Of Plan Assets Abstract
Projected benefit obligation		5,710	4,892
Fair value of plan assets		4,415	3,766
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Benefit Obligation Abstract
Discount rates		9.84%	10.56%
Rates of compensation increase		6.00%	6.00%
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Net Periodic Benefit Cost Abstract
Discount rate		10.56%	11.78%
Expected long-term rate of return on plan assets		11.12%	11.99%
Rate of compensation increase		6.00%	5.97%
Defined Benefit Plan Net Periodic Benefit Cost Abstract
Service cost		17	13	11
Interest cost		511	459	453
Expected return on plan assets		(427)	(374)	(412)
Amortization of initial net asset		(1)	(2)	(3)
Amortization of prior service cost		0	0	0
Amortization of net loss	23	38	7	2
Settlement gain recognized		1	0	0
Total pension cost		139	103	51
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax Abstract
Prior service cost		(2)
Unrecognized net actuarial loss		876
Total		(878)
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Abstract
Initial net transition asset		1	2	3
Prior service cost	0
Unrecognized net actuarial gain (loss)	(23)	(38)	(7)	(2)
Total	(23)
Equity Securities Abstract
Defined Benefit Plan Target Allocation Percentage Of Assets Equity Securities Range Minimum		15.00%
Defined Benefit Plan Target Allocation Percentage Of Assets Equity Securities Range Maximum		30.00%
Debt Securities Abstract
Defined Benefit Plan Target Allocation Percentage Of Assets Debt Securities Range Minimum		59.00%
Defined Benefit Plan Target Allocation Percentage Of Assets Debt Securities Range Maximum		85.00%
Real Estate Abstract
Defined Benefit Plan Target Allocation Percentage Of Assets Real Estate Range Minimum		0.00%
Defined Benefit Plan Target Allocation Percentage Of Assets Real Estate Range Maximum		4.00%
Other Abstract
Defined Benefit Plan Target Allocation Percentage Of Assets Other Range Minimum		0.00%
Defined Benefit Plan Target Allocation Percentage Of Assets Other Range Maximum		6.00%
Defined Benefit Plan Weighted Average Asset Allocations Abstract
Equity securities		22.71%	22.22%
Debt securities		73.36%	73.34%
Real estate		2.09%	2.07%
Other		1.84%	2.37%
Total pension assets		100.00%	100.00%
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		4,734	4,045	2,752
Defined Benefit Plan Estimated Future Benefit Payments Abstract
Expected employer contribution in 2011		165
2011		432
2012		447
2013		464
2014		481
2015		498
2016 - 2020		2,751
Foreign [Member] | Equity Securities Common Stock [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		30	21
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		30	21
Foreign [Member] | Equity Securities Common Stock [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		30	21
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		30	21
Foreign [Member] | Equity Securities Common Stock [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Equity Securities Common Stock [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Equity securities Mutual funds [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		524	472
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		524	472
Foreign [Member] | Equity securities Mutual funds [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		524	472
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		524	472
Foreign [Member] | Equity securities Mutual funds [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Equity securities Mutual funds [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Private equity funds [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		521	406
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		521	406
Foreign [Member] | Private equity funds [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Private equity funds [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Private equity funds [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		521	406
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		521	406
Foreign [Member] | Debt securities Mutual funds [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		3,205	2,734
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		3,205	2,734
Foreign [Member] | Debt securities Mutual funds [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		95	88
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		95	88
Foreign [Member] | Debt securities Mutual funds [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		3,110	2,646
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		3,110	2,646
Foreign [Member] | Debt securities Mutual funds [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Certificates of deposit [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		4	7
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		4	7
Foreign [Member] | Certificates of deposit [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Certificates of deposit [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		4	7
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		4	7
Foreign [Member] | Certificates of deposit [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Unsecured Debentures [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		19	14
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		19	14
Foreign [Member] | Unsecured Debentures [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Unsecured Debentures [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		19	14
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		19	14
Foreign [Member] | Unsecured Debentures [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Foreign Government debt securities [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		234	206
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		234	206
Foreign [Member] | Foreign Government debt securities [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Foreign Government debt securities [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		234	206
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		234	206
Foreign [Member] | Foreign Government debt securities [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Other debt securities [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		11	5
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		11	5
Foreign [Member] | Other debt securities [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Other debt securities [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		11	5
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		11	5
Foreign [Member] | Other debt securities [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Real estate [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		99	84
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		99	84
Foreign [Member] | Real estate [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Real estate [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Real estate [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		99	84
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		99	84
Foreign [Member] | Cash and cash equivalents [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		4	22
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		4	22
Foreign [Member] | Cash and cash equivalents [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	20
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	20
Foreign [Member] | Cash and cash equivalents [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		4	2
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		4	2
Foreign [Member] | Cash and cash equivalents [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Participant Loan [Member]
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		83	74
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		83	74
Foreign [Member] | Participant Loan [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Participant Loan [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		0	0
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		0	0
Foreign [Member] | Participant Loan [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		83	74
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		83	74
Foreign [Member] | Quoted Market Prices in Active Market for Identical Assets (Level1)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		649	601
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		649	601
Foreign [Member] | Significant Other Observable Inputs (Level 2)
Defined Benefit Plan Actual Return On Plan Assets Abstract
Fair value of plan assets as of December 31		3,382	2,880
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		3,382	2,880
Foreign [Member] | Significant Unobservable Inputs (Level 3)
Defined Benefit Plan Change In Fair Value Of Plan Assets Roll Forward
Fair value of plan assets at beginning of year		564	380
Defined Benefit Plan Actual Return On Plan Assets Abstract
Returns relating to assets still held at reporting date		104	46
Purchases, sales, issuances and settlements		3	1
Effect of foreign currency exchange rate change		32	137
Fair value of plan assets as of December 31		703	564
Defined Benefit Plan Information About Plan Assets Abstract
Fair value of plan assets		$ 703	$ 564

Equity (Details) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Mar. 15, 2010
Stock Purchase Agreement Abstract
Shares of common stock sold to CIC												125,468,788
Price per share paid by CIC												$ 12.6
Aggregate proceeds from shares sold to CIC												$ 1,580,000,000
CIC's ownership percentage in AES after sale of common stock									15.00%
Minimum ownership percentage allowing CIC to nonimate one member to AES Board of Directors									5.00%
Maximum ownership percentage requiring CIC to vote its shares in accordance with recommendations of the Company									5.00%
Percentage ownership at which standstill and lock-up restrictions terminate									5.00%
Stock Repurchase Plan Abstract
Stock Repurchase Plan Amount Authorized Total	500,000,000								500,000,000		400,000,000
Acquisition of treasury stock (shares)									8,382,825		10,691,267
Treasury Stock Value Acquired Cost Method Excluding Commissions									99,000,000		143,000,000
Treasury Stock Value Acquired Commissions									0		300,000
Treasury Stock Acquired Average Cost Per Share									$ 11.86		$ 13.41
Stock Repurchase Plan Amount Remaining Total	401,000,000								401,000,000
Treasury stock, shares	17,287,073				9,534,580				17,287,073	9,534,580
Components Of Comprehensive Income
Net income	(169,000,000)	397,000,000	429,000,000	402,000,000	283,000,000	440,000,000	530,000,000	502,000,000	1,059,000,000	1,755,000,000	2,032,000,000
Change in fair value of available-for-sale securities, net of income tax (expense) benefit of $0, $(4) and $0, respectively									(5,000,000)	6,000,000	0
Foreign currency translation adjustments, net of income tax (expense) benefit of $0, $(78) and $53, respectively									468,000,000	742,000,000	(1,052,000,000)
Derivative activity:
Reclassification to earnings, net of income tax (expense) benefit of $0, $(41) and $(19), respectively									91,000,000	(141,000,000)	90,000,000
Change in derivative fair value, net of income tax (expense) benefit of $0, $34 and $(29), respectively									(242,000,000)	214,000,000	(158,000,000)
Total change in fair value of derivatives									(151,000,000)	73,000,000	(68,000,000)
Change in unfunded pension obligation, net of income tax									(88,000,000)	(139,000,000)	(149,000,000)
Other comprehensive income (loss)									224,000,000	682,000,000	(1,269,000,000)
Comprehensive income									1,283,000,000	2,437,000,000	763,000,000
Less: Comprehensive income attributable to noncontrolling interests									(1,038,000,000)	(1,485,000,000)	(169,000,000)
Total comprehensive income									245,000,000	952,000,000	594,000,000
Components Of Comprehensive Income (Parentheticals)
Change in fair value of available-for-sale securities, income tax									3,000,000	(4,000,000)	0
Foreign currency translation adjustments, income tax									(11,000,000)	(78,000,000)	53,000,000
Derivative reclassification to earnings, income tax									(30,000,000)	(41,000,000)	(19,000,000)
Change in derivative fair value, income tax									56,000,000	34,000,000	(29,000,000)
Change in unfunded pension obligation, income tax									45,000,000	69,000,000	77,000,000
Accumulated Other Comprehensive Loss
Foreign currency translation adjustment	1,824,000,000				2,312,000,000				1,824,000,000	2,312,000,000
Unrealized derivative losses	344,000,000				224,000,000				344,000,000	224,000,000
Unfunded pension obligation	216,000,000				194,000,000				216,000,000	194,000,000
Securities available-for-sale	(1,000,000)				(6,000,000)				(1,000,000)	(6,000,000)
Total	2,383,000,000				2,724,000,000				2,383,000,000	2,724,000,000
Net Income Attributable To Parent And Transfers To From Noncontrolling Interests Abstract
Net income (loss) attributable to The AES Corporation	(436,000,000)	114,000,000	144,000,000	187,000,000	(48,000,000)	185,000,000	303,000,000	218,000,000	9,000,000	658,000,000	1,234,000,000
Transfers To From The Noncontrolling Interests Abstract
Acquisition of subsidiary shares from noncontrolling interests									(25,000,000)	0
Net transfers (to) from noncontrolling interests									(25,000,000)	0
Change from net income attributable to The AES Corporation and transfers (to) from noncontrolling interests									$ (16,000,000)	$ 658,000,000

Segment and Geographic Information (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue
Total Revenue	$ 16,181	$ 13,440	$ 14,508
Intersegment	0	0	0
External Revenue	16,181	13,440	14,508
Reconciliation To Income From Continuing Operations Before Taxes
Depreciation and amortization	(1,096)	(936)	(899)
Interest expense	(1,506)	(1,462)	(1,746)
Interest income	410	346	515
Other expense	(238)	(106)	(161)
Other income	104	460	372
Gain on sale of investments	0	131	909
Loss on sale of subsidiary stock	0	0	(31)
Goodwill impairment	(21)	(122)	0
Asset impairment expense	(391)	(20)	(175)
Foreign currency transaction gains (losses) on net monetary position	(33)	34	(183)
Other non-operating expense	(7)	(12)	(15)
Income from continuing operations before taxes and equity in earnings of affiliates	1,914	2,316	2,533
Segment Reporting Entity Other Disclosures Abstract
Total Assets	40,511	39,535	34,806
Depreciation and Amortization	1,178	1,049	1,001
Capital Expenditures	2,333	2,538	2,897
Investment in and advances to subsidiaries and affiliates	1,320	1,157	901
Equity in Earnings (Loss)	183	92	33
Property Plant And Equipment, Net	24,612	23,089
Latin America Generation [Member]
Revenue
Total Revenue	4,281	3,651	4,468
Intersegment	(1,017)	(864)	(991)
External Revenue	3,264	2,787	3,477
Adjusted Gross Margin
Adjusted Gross Margin	1,698	1,528	1,557
Intersegment	(1,010)	(852)	(978)
External Adjusted Gross Margin	688	676	579
Segment Reporting Entity Other Disclosures Abstract
Total Assets	10,373	9,802	8,217
Depreciation and Amortization	215	183	168
Capital Expenditures	641	951	886
Investment in and advances to subsidiaries and affiliates	150	129	81
Equity in Earnings (Loss)	48	30	9
Latin America Utilities [Member]
Revenue
Total Revenue	7,222	6,092	5,907
Intersegment	0	0	0
External Revenue	7,222	6,092	5,907
Adjusted Gross Margin
Adjusted Gross Margin	1,320	1,130	1,102
Intersegment	1,018	865	991
External Adjusted Gross Margin	2,338	1,995	2,093
Segment Reporting Entity Other Disclosures Abstract
Total Assets	10,081	9,233	7,124
Depreciation and Amortization	254	220	221
Capital Expenditures	649	413	437
Investment in and advances to subsidiaries and affiliates	0	0	0
Equity in Earnings (Loss)	0	0	0
North America Generation [Member]
Revenue
Total Revenue	1,551	1,483	1,644
Intersegment	0	0	0
External Revenue	1,551	1,483	1,644
Adjusted Gross Margin
Adjusted Gross Margin	555	558	640
Intersegment	2	(3)	17
External Adjusted Gross Margin	557	555	657
Segment Reporting Entity Other Disclosures Abstract
Total Assets	4,681	5,081	5,196
Depreciation and Amortization	168	167	162
Capital Expenditures	71	64	64
Investment in and advances to subsidiaries and affiliates	0	3	2
Equity in Earnings (Loss)	(2)	(2)	(2)
North America Utilities Member
Revenue
Total Revenue	1,145	1,068	1,079
Intersegment	0	0	0
External Revenue	1,145	1,068	1,079
Adjusted Gross Margin
Adjusted Gross Margin	407	401	419
Intersegment	2	2	2
External Adjusted Gross Margin	409	403	421
Segment Reporting Entity Other Disclosures Abstract
Total Assets	3,139	3,035	3,092
Depreciation and Amortization	161	157	152
Capital Expenditures	177	116	117
Investment in and advances to subsidiaries and affiliates	0	0	1
Equity in Earnings (Loss)	0	0	0
Europe Generation [Member]
Revenue
Total Revenue	1,318	762	1,044
Intersegment	(2)	2	0
External Revenue	1,316	764	1,044
Adjusted Gross Margin
Adjusted Gross Margin	395	273	305
Intersegment	3	4	2
External Adjusted Gross Margin	398	277	307
Segment Reporting Entity Other Disclosures Abstract
Total Assets	4,178	3,154	2,836
Depreciation and Amortization	114	53	45
Capital Expenditures	233	212	531
Investment in and advances to subsidiaries and affiliates	353	308	232
Equity in Earnings (Loss)	19	50	28
Asia Generation [Member]
Revenue
Total Revenue	618	375	345
Intersegment	0	0	0
External Revenue	618	375	345
Adjusted Gross Margin
Adjusted Gross Margin	255	111	(11)
Intersegment	2	4	4
External Adjusted Gross Margin	257	115	(7)
Segment Reporting Entity Other Disclosures Abstract
Total Assets	1,762	1,594	1,588
Depreciation and Amortization	33	32	23
Capital Expenditures	10	22	32
Investment in and advances to subsidiaries and affiliates	409	390	371
Equity in Earnings (Loss)	3	28	12
Segment Discontinued Operations [Member]
Segment Reporting Entity Other Disclosures Abstract
Total Assets	258	2,371	2,684
Depreciation and Amortization	49	88	92
Capital Expenditures	16	38	86
Investment in and advances to subsidiaries and affiliates	0	0	0
Equity in Earnings (Loss)	0	0	0
Corporate Other And Other Eliminations [Member]
Revenue
Total Revenue	46	9	21
Intersegment	1,019	862	991
External Revenue	1,065	871	1,012
Adjusted Gross Margin
Adjusted Gross Margin	62	2	(65)
Intersegment	(17)	(20)	(38)
External Adjusted Gross Margin	45	(18)	(103)
Segment Reporting Entity Other Disclosures Abstract
Total Assets	6,039	5,265	4,069
Depreciation and Amortization	184	149	138
Capital Expenditures	536	722	744
Investment in and advances to subsidiaries and affiliates	408	327	214
Equity in Earnings (Loss)	115	(14)	(14)
United States [Member]
Revenue
Total Revenue	2,193	2,089	2,155
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	6,165	6,323
Segment Reporting Entity Disclosures Footnotes To Table Abstract
Revenue from discontinued operations excluded from segment table	422	456	590
Property, plant and equipment from discontinued operations excluded from segment table	2	693
Brazil [Member]
Revenue
Total Revenue	6,473	5,394	5,501
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	6,413	5,799
Chile [Member]
Revenue
Total Revenue	1,355	1,239	1,349
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	2,560	2,321
Argentina [Member]
Revenue
Total Revenue	887	684	949
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	459	448
El Salvador [Member]
Revenue
Total Revenue	648	619	484
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	261	254
Dominican Republic [Member]
Revenue
Total Revenue	535	429	601
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	625	634
Philippines [Member]
Revenue
Total Revenue	501	250	148
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	784	765
Cameroon [Member]
Revenue
Total Revenue	422	370	379
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	823	742
Spain [Member]
Revenue
Total Revenue	411	0	0
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	667	0
Mexico [Member]
Revenue
Total Revenue	409	329	463
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	786	802
Colombia [Member]
Revenue
Total Revenue	393	347	291
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	387	390
United Kingdom [Member]
Revenue
Total Revenue	385	241	342
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	527	433
Ukraine [Member]
Revenue
Total Revenue	356	286	403
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	86	80
Hungary [Member]
Revenue
Total Revenue	252	259	367
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	73	182
Segment Reporting Entity Disclosures Footnotes To Table Abstract
Revenue from discontinued operations excluded from segment table	44	58	99
Property, plant and equipment from discontinued operations excluded from segment table	7	14
Puerto Rico [Member]
Revenue
Total Revenue	253	267	251
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	596	609
Panama [Member]
Revenue
Total Revenue	194	168	210
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	921	834
Kazakhstan [Member]
Revenue
Total Revenue	138	123	234
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	63	48
Jordan [Member]
Revenue
Total Revenue	120	104	47
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	224	231
Sri Lanka [Member]
Revenue
Total Revenue	100	109	184
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	69	74
Bulgaria [Member]
Revenue
Total Revenue	44	0	0
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	1,825	1,835
Qatar [Member]
Revenue
Total Revenue	0	0	0
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	0	0
Segment Reporting Entity Disclosures Footnotes To Table Abstract
Revenue from discontinued operations excluded from segment table	129	163	161
Property, plant and equipment from discontinued operations excluded from segment table	0	501
Pakistan [Member]
Revenue
Total Revenue	0	0	0
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	0	0
Segment Reporting Entity Disclosures Footnotes To Table Abstract
Revenue from discontinued operations excluded from segment table	299	470	607
Property, plant and equipment from discontinued operations excluded from segment table	0	36
Oman [Member]
Revenue
Total Revenue	0	0	0
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	0	0
Segment Reporting Entity Disclosures Footnotes To Table Abstract
Revenue from discontinued operations excluded from segment table	62	101	105
Property, plant and equipment from discontinued operations excluded from segment table	0	311
Other Non US [Member]
Revenue
Total Revenue	112	133	150
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	298	285
Total Non US [Member]
Revenue
Total Revenue	13,988	11,351	12,353
Segment Reporting Entity Other Disclosures Abstract
Property Plant And Equipment, Net	$ 18,447	$ 16,766

Share-Based Compensation (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 years integer	Dec. 31, 2009 years	Dec. 31, 2008 years
Share Based Compensation Disclosure Stock Options [Abstract]
Price at which the Company may issue stock options (as a percent of market value)	100.00%
Stock options available for issuance	20
Weighted average fair value of stock options issued	$ 5.08	$ 4.08	$ 7.65
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology [Abstract]
Expected volatility	38.00%	66.00%	37.00%
Expected annual dividend yield	0.00%	0.00%	0.00%
Expected option term (years)	6	6	6
Risk-free interest rate	2.86%	2.01%	3.04%
Stock Option [Member]
Share Based Compensation Disclosure Stock Options [Abstract]
Unrecognized compensation cost related to stock options	$ 5
Period over which unrecognized compensation cost related to stock options will be recognized	1.5
Forfeiture rate, officer employees	12.09%
Forfeiture rate, non-officer employees	18.60%
Expense to be recognized over the next three years for options granted during current year	3.7
Expense to be recognized per year over the next three years for options granted during current year	1.2
Stock Option Expense Table
Pre-tax compensation expense	9	10	12
Tax benefit	(2)	(3)	(3)
Stock options expense, net of tax	7	7	9
Total intrinsic value of options excercised	2	3	9
Total fair value of options vested	11	13	13
Cash received from the exercise of stock options	2	6	17
Windfall tax benefits realized from the exercised stock options	0	0	1
Stock Option Rollforward Table
Beginning balance, options	22,372,000
Exercised year to date, options	(338,000)
Forfeited and expired year to date, options	(2,380,000)
Granted year to date, options	828,000
Ending balance, options	20,482,000	22,372,000
Vested and expected to vest, options	20,150,000
Eligible for exercise, options	18,079,000
Share Based Compensation Arrangement By Share Based Payment Award Options Weighted Average Exercise Price
Beginning balance, weighted average exercise price	$ 17.59
Exercised year to date, weighted average exercise price	$ 6.09
Forfeited and expired year to date, weighted average exercise price	$ 30.89
Granted year to date, weighted average exercise price	$ 12.17
Ending balance, weighted average exercise price	$ 16.04	$ 17.59
Vested and expected to vest, weighted average exercise price	$ 16.1
Eligible for exercise, weighted average exercise price	$ 16.68
Share Based Compensation Arrangement By Share Based Payment Award Options Weighted Average Remaining Contractual Term
Weighted average remaining term, total options outstanding	3.1
Weighted average remaining term, vested and expected to vest	2.6
Weighted average remaining term, eligible for exercise	2.4
Share Based Compensation Arrangement By Share Based Payment Award Options Average Intrinsic Value
Aggregate intrinsic value, total options outstanding	25
Aggregate intrinsic value, vested and expected to vest	24
Aggregate intrinsic value, eligible for exercise	20
Share Based Compensation Disclosure Restricted Stock Units [Abstract]
Unrecognized compensation cost related to restriced stock units	5
Period over which unrecognized compensation cost related to restricted stock units will be recognized	1.5
Share Based Compensation Disclosure Restricted Stock Units Components Of Stock Based Compensation [Abstract]
RSU expense before income tax	9	10	12
Tax benefit	(2)	(3)	(3)
RSU expense, net of tax	7	7	9
Restricted Stock Units Without Market Conditions [Member]
Share Based Compensation Disclosure Stock Options [Abstract]
Unrecognized compensation cost related to stock options	11
Period over which unrecognized compensation cost related to stock options will be recognized	1.8
Stock Option Expense Table
Pre-tax compensation expense	11	11	10
Tax benefit	(2)	(3)	(2)
Stock options expense, net of tax	9	8	8
Share Based Compensation Disclosure Restricted Stock Units [Abstract]
Grant date fair value per Restricted Stock Unit	$ 12.18	$ 6.71	$ 18.87
Total grant date fair value	$ 13,000,000
Unrecognized compensation cost related to restriced stock units	11
Period over which unrecognized compensation cost related to restricted stock units will be recognized	1.8
Share Based Compensation Disclosure Restricted Stock Units Components Of Stock Based Compensation [Abstract]
RSU expense before income tax	11	11	10
Tax benefit	(2)	(3)	(2)
RSU expense, net of tax	9	8	8
Total value of RSUs converted	5	7	0
Total fair value of RSUs vested	12	12	10
Share Based Compensation Disclosure Restricted Stock Units Rollforward Of Activity
Nonvested, beginning balance, RSUs	2,471,000
Vested year to date, RSUs	(929,000)	619,000	597,000
Forfeited and expired year to date, RSUs	(455,000)
Granted year to date, RSUs	1,080,000
Nonvested, ending balance, RSUs	2,167,000	2,471,000
Vested at end of period, RSUs	2,226,000
Vested and expected to vest at end of period, RSUs	3,999,000
Share Based Compensation Disclosure Restricted Stock Units Weighted Average Grant Date Fair Value And Remaining Vesting Term
Nonvested, beginning balance, weighted average grade-date fair values	$ 10.73
Vested year to date, weighted average grant-date fair values	$ 12.56
Forfeited and expired year to date, weighted average grant-date fair values	$ 12.2
Granted year to date, weighted average grant-date fair values	$ 12.18	$ 6.71	$ 18.87
Nonvested, ending balance, weighted average grant-date fair values	$ 10.2	$ 10.73
Vested at end of period, weighted average grant-date fair values	$ 16.48
Vested and expected to vest at end of period, weighted average grant-date fair values	$ 13.67
Nonvested, ending balance, weighted average remaining vesting term	1.5
Share Based Compensation Disclosure Restricted Stock Units Vesting And Conversion Activity [Abstract]
RSUs vested during the year	(929,000)	619,000	597,000
RSUs converted during the year	386,000	772,000	59,000
Shares withheld for taxes from RSUs converted during the year	127,000	238,000	0
Restricted Stock Units With Market Conditions [Member]
Share Based Compensation Disclosure Stock Options [Abstract]
Unrecognized compensation cost related to stock options	5
Period over which unrecognized compensation cost related to stock options will be recognized	1.7
Stock Option Expense Table
Pre-tax compensation expense	4	4	4
Tax benefit	(1)	(1)	(1)
Stock options expense, net of tax	3	3	3
Share Based Compensation Disclosure Restricted Stock Units [Abstract]
Grant date fair value per Restricted Stock Unit	$ 11.57	$ 6.68	$ 16.23
Total grant date fair value	$ 4,000,000
Discount applied to the closing price of the Company's stock on the grant date to estimate the fair value to reflect the market condition applied	5.00%
Unrecognized compensation cost related to restriced stock units	5
Period over which unrecognized compensation cost related to restricted stock units will be recognized	1.7
Share Based Compensation Disclosure Restricted Stock Units Components Of Stock Based Compensation [Abstract]
RSU expense before income tax	4	4	4
Tax benefit	(1)	(1)	(1)
RSU expense, net of tax	3	3	3
Total value of RSUs converted	3	4	0
Total fair value of RSUs vested	$ 0	$ 0	$ 5
Share Based Compensation Disclosure Restricted Stock Units Rollforward Of Activity
Nonvested, beginning balance, RSUs	1,136,000
Vested year to date, RSUs	0	0	352,000
Forfeited and expired year to date, RSUs	(223,000)
Granted year to date, RSUs	370,000
Nonvested, ending balance, RSUs	1,283,000	1,136,000
Vested at end of period, RSUs	0
Vested and expected to vest at end of period, RSUs	1,125,000
Share Based Compensation Disclosure Restricted Stock Units Weighted Average Grant Date Fair Value And Remaining Vesting Term
Nonvested, beginning balance, weighted average grade-date fair values	$ 10.8
Vested year to date, weighted average grant-date fair values	$ 0
Forfeited and expired year to date, weighted average grant-date fair values	$ 17.78
Granted year to date, weighted average grant-date fair values	$ 11.57	$ 6.68	$ 16.23
Nonvested, ending balance, weighted average grant-date fair values	$ 9.8	$ 10.8
Vested at end of period, weighted average grant-date fair values	$ 0
Vested and expected to vest at end of period, weighted average grant-date fair values	$ 9.76
Nonvested, ending balance, weighted average remaining vesting term	1.3
Share Based Compensation Disclosure Restricted Stock Units Vesting And Conversion Activity [Abstract]
RSUs vested during the year	0	0	352,000
RSUs converted during the year	245,000	410,000	0
Shares withheld for taxes from RSUs converted during the year	102,000	153,000	0

Subsidiary Stock (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended		1 Months Ended	10 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Feb. 28, 2009 Cachagua Purchase Of Gener Shares [Member]	Nov. 06, 2008 Cachagua Sale Of Gener Shares [Member]
Temporary Equity Abstract
Temporary Equity Carrying Amount	$ 60	$ 60
Temporary Equity Annual Dividend Requirement	3
Temporary Equity Minimum Redemption Price Per Share	$ 100
Temporary Equity Maximum Redemption Price Per Share	$ 118
Subsidiary, Sale of Stock [Line Items]
Consideration paid			175
Proceeds received				174.9
Gain (loss) on sale of stock				(30.8)
Fees related to sale of stock				$ 3.6
Ownership percentage - before transaction				80.20%
Ownership percentage - percent sold				9.60%
Ownership percentage - after transaction			70.60%	70.60%

Other Income and Expense (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Component Of Other Income [Line Items]
Total other income	$ 104	$ 460	$ 372
Gross impact of Eletropaulo swap liability gain	62
Net impact of Eletropaulo swap liability gain after tax and noncontrolling interests	9
Net impact of Eletropaulo tax credit settlement after noncontrolling interests		44
Gain on the extinguishment of a gross receipts tax liability at Eletropaulo			117
Gain on a legal contingency at Eletropaulo			75
Cash proceeds related to a favorable legal settlement at Southland			32
Insurance recoveries for damaged turbines at Uruguaiana			29
Gains associated with the sale of land at Eletropaulo and sales of turbines at Itabo			23
Compensation of impairment associated with the settlement agreement to shut down Hefei			18
Reduction in interest and penalties associated with federal tax debts at Eletropaulo and Sul as a result of the Refis program	165
Component Of Operating Other Cost And Expense [Line Items]
Total other expense	238	106	161
Loss recognized on receipt of bonds from the Dominican Republic government.		13
Par value of Dominican Republic government bonds received.		110
Loss on retirement of debt at the parent company	(34)	6	(56)
Debt refinancing at IPALCO			375
Gain On Extinguishment Of Tax And Other Liabilities [Member]
Component Of Other Income [Line Items]
Total other income	65	168	199
Tax Credit Settlement Member
Component Of Other Income [Line Items]
Total other income	0	129	0
Performance Incentive Fee Member
Component Of Other Income [Line Items]
Total other income	0	80	0
Insurance Proceeds Member
Component Of Other Income [Line Items]
Total other income	0	0	40
Gain on sale of assets
Component Of Other Income [Line Items]
Total other income	12	14	34
Other Income Other Member
Component Of Other Income [Line Items]
Total other income	27	69	99
Loss On Sale And Disposal Of Assets Member
Component Of Operating Other Cost And Expense [Line Items]
Total other expense	84	36	34
Gener Gas Settlement [Member]
Component Of Operating Other Cost And Expense [Line Items]
Total other expense	72	0	0
Parent Company | Loss On Extinguishment Of Debt [Member]
Component Of Operating Other Cost And Expense [Line Items]
Total other expense	15		69
Loss On Extinguishment Of Debt [Member]
Component Of Operating Other Cost And Expense [Line Items]
Total other expense	37	0	70
Loss On Extinguishment Of Debt [Member] | Andres And Itabo [Member]
Component Of Operating Other Cost And Expense [Line Items]
Total other expense	18
Wind Transaction Costs Member
Component Of Operating Other Cost And Expense [Line Items]
Total other expense	22	0	0
Other Member
Component Of Operating Other Cost And Expense [Line Items]
Total other expense	$ 23	$ 70	$ 57

Impairments (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Asset Impairment Expense [Line Items]
Asset impairment expense	$ 391	$ 20	$ 175
Cost Method Investments Other Than Temporary Impairment	1	12	15
Goodwill impairment	21	122	0
Southland Huntington Beach Impairment Member
Asset Impairment Expense [Line Items]
Asset impairment expense	200
Assets Fair Value Disclosure Nonrecurring	88
Assets Carrying Amount Disclosure Nonrecurring	288
Tisza I I Impairment Member
Asset Impairment Expense [Line Items]
Asset impairment expense	85
Assets Fair Value Disclosure Nonrecurring	75
Assets Carrying Amount Disclosure Nonrecurring	160
Deepwater Subsidiary [Member]
Asset Impairment Expense [Line Items]
Asset impairment expense	79
Generation Capacity Mega Watts	160
Goodwill impairment	18
Piahbanha Impairment [Member]
Asset Impairment Expense [Line Items]
Asset impairment expense		11
Liquified Natural Gas Projects In North America Impairment [Member]
Asset Impairment Expense [Line Items]
Asset impairment expense			67
Uruguaiana Impairment [Member]
Asset Impairment Expense [Line Items]
Asset impairment expense			36
South African Peakers Impairment [Member]
Asset Impairment Expense [Line Items]
Asset impairment expense			31
Hefei Impairment [Member]
Asset Impairment Expense [Line Items]
Asset impairment expense			18
Liquified Natural Gas Projects And Non Power Development Project In North America Impairment [Member]
Asset Impairment Expense [Line Items]
Asset impairment expense			75
Asset Impairment Charges Net Of Tax And Noncontrolling Interest			34
Blue Gas Impairment [Member]
Asset Impairment Expense [Line Items]
Cost Method Investments Other Than Temporary Impairment		10	10
Other Impairment [Member]
Asset Impairment Expense [Line Items]
Asset impairment expense	$ 27	$ 9	$ 23

Income Taxes (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Tax Expense Benefit Abstract
Federal: Current	$ (8,000,000)	$ 3,000,000	$ 12,000,000
Federal: Deferred	(118,000,000)	(160,000,000)	72,000,000
State: Current	1,000,000	0	(1,000,000)
State: Deferred	(19,000,000)	(10,000,000)	(10,000,000)
Foreign: Current	699,000,000	552,000,000	611,000,000
Foreign: Deferred	41,000,000	195,000,000	35,000,000
Total	596,000,000	580,000,000	719,000,000
Effective Income Tax Rate Continuing Operations Tax Rate Reconciliation Abstract
Statutory Federal tax rate	35.00%	35.00%	35.00%
State taxes, net of Federal tax benefit	(2.00%)	(1.00%)	0.00%
Taxes on foreign earnings	(6.00%)	(5.00%)	(4.00%)
Valuation allowance	3.00%	0.00%	3.00%
Gain (loss) on sale of businesses	4.00%	(3.00%)	(13.00%)
Chilean withholding tax reversals	(3.00%)	0.00%	0.00%
Taxes on cash repatriation	0.00%	0.00%	6.00%
Other - net	0.00%	(1.00%)	1.00%
Effective tax rate	31.00%	25.00%	28.00%
Income Taxes Receivable And Payable Abstract
Income taxes receivable - current	520,000,000	434,000,000
Income taxes receivable - noncurrent	21,000,000	22,000,000
Total income taxes receivable	541,000,000	456,000,000
Income taxes payable - current	701,000,000	508,000,000
Income taxes payable - noncurrent	8,000,000	11,000,000
Total income taxes payable	709,000,000	519,000,000
Valuation Allowance Abstract
Increase Decrease In Deferred Tax Valuation Allowance	336,000,000	261,000,000
Components Of Deferred Tax Assets And Liabilities Abstract
Differences between book and tax basis of property	1,246,000,000	1,694,000,000
Cumulative translation adjustment	94,000,000	(200,000,000)
Other taxable temporary differences	392,000,000	310,000,000
Total deferred tax liability	1,732,000,000	1,804,000,000
Operating loss carryforwards	1,655,000,000	1,697,000,000
Capital loss carryforwards	93,000,000	107,000,000
Bad debt and other book provisions	543,000,000	561,000,000
Retirement costs	315,000,000	283,000,000
Tax credit carryforwards	60,000,000	68,000,000
Other deductible temporary differences	413,000,000	426,000,000
Total gross deferred tax asset	3,079,000,000	3,142,000,000
Less: valuation allowance	1,334,000,000	1,670,000,000
Total net deferred tax asset	1,745,000,000	1,472,000,000
Net deferred tax (asset)/liability	13,000,000	(332,000,000)
Tax Benefits Related To Tax Status Of Operations In Countries Subject To Reduced Tax Rates Abstract
Tax Benefits Related To Tax Status Of Operations In Countries Subject To Reduced Tax Rates	60,000,000	35,000,000	23,000,000
Tax Benefits Related To Tax Status Of Operations In Countries Subject To Reduced Tax Rates Per Share	$ 0.07	$ 0.04	$ 0.03
Income Loss From Continuing Operations By US v/s Foreign Abstract
U.S.	(517,000,000)	(1,015,000,000)	(460,000,000)
Non-U.S.	2,431,000,000	3,331,000,000	2,993,000,000
Total	1,914,000,000	2,316,000,000	2,533,000,000
Unrecognized Tax Benefits Income Tax Penalties And Interest Expense Abstract
Total Expense Benefit For Penalties Related To Unrecognized Tax Benefits	(1,000,000)	0	(2,000,000)
Total Expense For Interest Related To Unrecognized Tax Benefits	(10,000,000)	4,000,000	2,000,000
Unrecognized Tax Benefits Income Tax Penalties And Interest Accrued Abstract
Gross Accrued Income Tax Related Interest Included In The Consolidated Balance Sheet	12,000,000	21,000,000
Gross Accrued Income Tax Related Penalties Included In The Consolidated Balance Sheet	4,000,000	5,000,000
Uncertain Tax Positions Additional Disclosures Abstract
Unrecognized Tax Benefits That Would Impact Effective Tax Rate	412,000,000	484,000,000	527,000,000
Unrecognized Tax Benefits That Would Impact Effective Tax Rate Portion With Attributes Warranting Full Valuation Allowance	51,000,000	55,000,000	131,000,000
Unrecognized Tax Benefits Anticipated To Result In Net Decrease Of Unrecognized Tax Benefits Within 12 Months Of Balance Sheet Date Minimum	4,000,000
Unrecognized Tax Benefits Anticipated To Result In Net Decrease Of Unrecognized Tax Benefits Within 12 Months Of Balance Sheet Date Maximum	8,000,000
Unrecognized Tax Benefits Decreases Resulting From Settlements With Taxing Authorities Portion Resulting From Noncash Audit Settlement		105,000,000
Reconciliation Of Unrecognized Tax Benefits Excluding Amounts Pertaining To Examined Tax Returns Roll Forward
Balance at January 1	511,000,000	555,000,000	590,000,000
Additions for current year tax positions	14,000,000	72,000,000	6,000,000
Additions for tax positions of prior years	51,000,000	7,000,000	80,000,000
Reductions for tax positions of prior years	(46,000,000)	(9,000,000)	(26,000,000)
Effects of foreign currency translation	(3,000,000)	6,000,000	(74,000,000)
Settlements	(67,000,000)	(104,000,000)	(18,000,000)
Lapse of statute of limitations	(23,000,000)	(16,000,000)	(3,000,000)
Balance at December 31	437,000,000	511,000,000	555,000,000
Internal Revenue Service IRS [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	1,700,000,000
Operating Loss Carryforwards Amount Related To Stock Option Deductions To Be Recognized In Apic	68,000,000
Foreign Country [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	4,600,000,000
State And Local Jurisdiction [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	3,500,000,000
General Business [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	18,000,000
Federal Alternative Minimum Tax [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	5,000,000
Foreign Jurisdictions [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	37,000,000
Foreign Jurisdictions [Member] | Year 2011 To 2013 [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	3,000,000
Foreign Jurisdictions [Member] | Year 2014 To 2021 [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	15,000,000
Foreign Jurisdictions [Member] | No Expiration [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	$ 19,000,000

Discontinued Operations And Held For Sale Businesses (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Gain (loss) on disposal and impairment, after taxes	$ 64	$ (150)	$ 6
Tax effect of gain on disposal of discontinued oeprations	132	0	0
Goodwill Written Off Related To Sale Of Business Unit		(2)
Asset impairment expense	391	20	175
Discontinued Operations Income Loss
Revenue	958	1,251	1,662
Income (loss) from operations of discontinued businesses, before taxes	(793)	99	238
Income tax expense	287	(22)	(59)
Income from operations of discontinued businesses	(506)	77	179
Subsidiary Central Valley [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Gain (loss) on disposal and impairment, after taxes	0	0	(1)
Subsidiary Jiaozuo [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Divestiture Of Ownership In Subsidiary Percent			70.00%
Sale Proceeds			73
Gain (loss) on disposal and impairment, after taxes	0	0	7
Goodwill Written Off Related To Sale Of Business Unit			4
Subsidiary Lal Pir And Pak Gen [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Sale Proceeds	117
Sale Proceeds AES Portion	65
Gain (loss) on disposal and impairment, after taxes	(22)	(150)
Loss on disposal and impairment recognized net of tax and noncontrolling interests	14
Subsidiary Lal Pir [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Generation Capacity (MW)	362
Divestiture Of Ownership In Subsidiary Percent	55.00%
Gain (loss) on disposal and impairment, after taxes	(6)	(74)	0
Subsidiary Pak Gen [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Generation Capacity (MW)	365
Divestiture Of Ownership In Subsidiary Percent	55.00%
Gain (loss) on disposal and impairment, after taxes	(16)	(76)	0
Subsidiary Barka [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Generation Capacity (MW)	456
Divestiture Of Ownership In Subsidiary Percent	35.00%
Sale Proceeds	170
Sale Proceeds AES Portion	124
Gain (loss) on disposal and impairment, after taxes	80	0	0
Tax effect of gain on disposal of discontinued oeprations	38
Loss on disposal and impairment recognized net of tax and noncontrolling interests	63
Subsidiary Barka Related Service Companies [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Divestiture Of Ownership In Subsidiary Percent	100.00%
Subsidiary Ras Laffan [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Generation Capacity (MW)	756
Divestiture Of Ownership In Subsidiary Percent	55.00%
Water Desalination Capacity (MIGD)	40
Sale Proceeds	234
Gain (loss) on disposal and impairment, after taxes	6	0	0
Eastern Energy Subsidiary [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Generation Capacity (MW)	1,169
Asset impairment expense	827
Fair Value	0
Carrying Amount	$ 827
Subsidiary Borsod And Tiszapalkonya [Member]
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Generation Capacity (MW)	161

Acquisitions and Dispositions (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Disposal Group Not Discontinued Operation Disposal Disclosures Abstract
Consideration Received			$ 1,100,000
Performance Incentive Bonus		80,000,000
Gain on sale from reversal of tax contingency		13,000,000
Termination Payment	102,000,000
Letter Of Credit Provided To Support Termination Payment		102,000,000
Gain On Sale		98,500,000
Revenue generated by disposal group not considered discontinued operations			114,000,000
Net income generated by disposal group not considered discontinued operations			61,000,000
Masinloc [Member]
Business Acquisition [Line Items]
Acquisition Amount			930,000,000
Acquisition Percent			92.00%
Generation Capacity (MW)			660
Project Financing Obtained			665,000,000
Project Financing Lender's Pwnership Interest In Business Acquired			8.00%
Estimated Total Cost Of Comprehensive Rehabilitation Plan			$ 1,100,000,000

Earnings Per Share (Details) (USD $) In Millions, except Share data	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Mar. 15, 2010
BASIC EARNINGS PER SHARE
Income (loss) from continuing operations attributable to The AES Corporation common stockholders (Income)									$ 495	$ 729	$ 1,088
Income (loss) from continuing operations attributable to The AES Corporation common stockholders (Shares)									769,000,000	667,000,000	669,000,000
Income from continuing operations attributable to The AES Corporation common stockholders, net of tax	$ 0.16	$ 0.06	$ 0.19	$ 0.24	$ 0.07	$ 0.27	$ 0.44	$ 0.31	$ 0.64	$ 1.09	$ 1.62
EFFECT OF DILUTIVE SECURITIES
Convertible securities (Income)									0	0	22
Convertible securities (Shares)									0	0	15,000,000
Convertible securities (Per Share)									$ 0	$ 0	$ (0.01)
Stock options (Shares)									2,000,000	1,000,000	4,000,000
Restricted stock units (Shares)									3,000,000	2,000,000	1,000,000
DILUTED EARNINGS PER SHARE (INCOME)									$ 495	$ 729	$ 1,110
DILUTED EARNINGS PER SHARE (SHARES)									774,000,000	670,000,000	689,000,000
Diluted Earnings Per Share	$ 0.16	$ 0.06	$ 0.19	$ 0.24	$ 0.07	$ 0.27	$ 0.44	$ 0.31	$ 0.64	$ 1.09	$ 1.61
Shares Of Common Stock Sold Under Stock Purchase Agreement												125,468,788
Additional options outstanding that could potentially dilute EPS in the future									16,618,137	18,035,813	11,150,853

Risks And Uncertainties (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 years integer	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Risks And Uncertainties Details Abstract
Cash and cash equivalents	$ 2,552	$ 1,780	$ 864	$ 2,014
Percent Of Revenue Generated Outside US	86.00%
Range Of Remaining Terms Of Power Sales Contracts	The remaining term of the power sales contracts related to the Company’s power plants range from less than one to 38 years.
Number Of Countries In Which Entity Operates	28
Percent Of Revenue From Discontinued Operations Generated Outside US	56.00%

Related Party Transactions (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Government Of Panama [Member]
Related Party Transaction [Line Items]
Electricity Sales To Government	$ 146	$ 143	$ 203
Electricity Purchases Excluding Transmission Charges	21	25	27
Due To Related Parties	4	7
Receivable From Government	12	25
Government Of Dominican Republic [Member]
Related Party Transaction [Line Items]
Electricity Sales To Government	179	204	244
Receivable From Government	88	121
Gas Andes [Member]
Related Party Transaction [Line Items]
Due To Related Parties	16
Settlement amount paid to related party	52
Loss recognized on settlement	$ (43)

Selected Quarterly Financial Data (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Selected Quarterly Financial Information Abstract
Revenue	$ 4,318	$ 4,020	$ 3,923	$ 3,920	$ 3,665	$ 3,529	$ 3,163	$ 3,083	$ 16,181	$ 13,440	$ 14,508
Gross margin	1,043	982	1,002	961	822	961	790	833	3,988	3,406	3,417
Income from continuing operations, net of tax	391	300	429	381	412	422	513	481	1,501	1,828	1,847
Discontinued operations, net of tax	(560)	97	0	21	(129)	18	17	21
NET INCOME	(169)	397	429	402	283	440	530	502	1,059	1,755	2,032
Net income (loss) attributable to The AES Corporation	(436)	114	144	187	(48)	185	303	218	9	658	1,234
Impairment Expense Pre Tax Total	$ 96	$ 315			$ 140
Basic Income (Loss) Per Share
Income from continuing operations attributable to The AES Corporation common stockholders, net of tax	$ 0.16	$ 0.06	$ 0.19	$ 0.24	$ 0.07	$ 0.27	$ 0.44	$ 0.31	$ 0.64	$ 1.09	$ 1.62
Discontinued operations attributable to The AES Corporation common stockholders, net of tax	$ (0.71)	$ 0.08	$ (0.01)	$ 0.03	$ (0.14)	$ 0.01	$ 0.01	$ 0.02	$ (0.63)	$ (0.1)	$ 0.22
Basic income (loss) per share attributable to The AES Corporation	$ (0.55)	$ 0.14	$ 0.18	$ 0.27	$ (0.07)	$ 0.28	$ 0.45	$ 0.33	$ 0.01	$ 0.99	$ 1.84
Diluted Income (Loss) Per Share
Income from continuing operations attributable to The AES Corporation common stockholders, net of tax	$ 0.16	$ 0.06	$ 0.19	$ 0.24	$ 0.07	$ 0.27	$ 0.44	$ 0.31	$ 0.64	$ 1.09	$ 1.61
Discontinued operations attributable to The AES Corporation common stockholders, net of tax	$ (0.71)	$ 0.08	$ (0.01)	$ 0.03	$ (0.14)	$ 0.01	$ 0.01	$ 0.02	$ (0.63)	$ (0.11)	$ 0.21
Basic income (loss) per share attributable to The AES Corporation	$ (0.55)	$ 0.14	$ 0.18	$ 0.27	$ (0.07)	$ 0.28	$ 0.45	$ 0.33	$ 0.01	$ 0.98	$ 1.82

Subsequent Events (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended		1 Months Ended	13 Months Ended
	Dec. 31, 2010	Dec. 31, 2008	Feb. 22, 2011 Stock Repurchase Program [Member]	Feb. 22, 2011 Stock Repurchase Program [Member]	Dec. 31, 2010 Thames Bankruptcy [Member] mw
Subsequent Event [Line Items]
Stock Repurchase Plan Amount Authorized Total	$ 500	$ 400
Acquisition of treasury stock (shares)	8,382,825	10,691,267	1,026,610	9,409,435
Treasury Stock Value Acquired Cost Method Excluding Commissions	99	143	13	112
Treasury Stock Acquired Average Cost Per Share	$ 11.86	$ 13.41		$ 11.92
Stock Repurchase Plan Amount Remaining Total	$ 401		$ 388	$ 388
Generation Capacity Mega Watts					208